Exhibit 10.2

FINANCE AGREEMENT

between

GEOTÉRMICA PLATANARES, S.A. DE C.V.

and

OVERSEAS PRIVATE INVESTMENT CORPORATION

Dated as of April 30, 2018

OPIC/ 9000003553

NOTE:

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY AND HAS NOT BEEN APPROVED BY OPIC. THIS DRAFT DOES NOT CONSTITUTE AN AGREEMENT BY OPIC OR A COMMITMENT BY OPIC TO ENTER INTO AN AGREEMENT AND REMAINS SUBJECT TO CHANGE. ANY REPRESENTATION TO THE CONTRARY IS VOID.

-i-

(continued)

-ii-

(continued)

SCHEDULES

X	Defined Terms and Rules of Interpretation
2.03	Amortization Schedule
2.08(b)	Wire Transfer Instructions for Remittance of Payments to OPIC
3.01(d)	Capitalization
3.01(l)	Complaints
3.01(m)	Financial Plan
3.01(x)	Contractors and Subcontractors
4.04	Consents
4.13(b)(i)	Punchlist Items
4.13(b)(ii)	Construction Payments
4.15	Environmental and Social Action Plan (ESAP)
4.19-A	Drilling Program
4.19-B	Reservoir Monitoring Plan
4.19-C	Form of Reservoir Monitoring Report
6.03	Insurance
6.05(d)	Form of Operating Report
6.06	Form of Annual Operating Budget
6.12	Worker Rights Action Plan
7.01	Liens
7.02	Indebtedness
7.07	Leases
8.03	Arbitration Provisions

(continued)

Page

EXHIBITS

A-1	Form of New York Law Promissory Note
A-2	Form of Honduran Law Pagaré
A-3	Form of Authorization to Complete
B	Form of Disbursement Request
C-1	Form of Authorization Certificate of the Borrower (pursuant to Section 4.02)
C-2	Form of Authorization Certificate of the Shareholders (pursuant to Section 4.02)
D	Form of Closing Certificate (pursuant to Section 5.05)
E	Form of Independent Engineer Certificate (pursuant to Section 5.13)
F	Form of Compliance Certificate (pursuant to Section 6.05(a))
G	Form of Final Disbursement Certificate (pursuant to Section 6.05(g))
H-1	Form of Written Notice to SERNA
H-2	Form of Written Notice to MINOSA
I	Form of SERNA Direct Agreement

FINANCE AGREEMENT

THIS FINANCE AGREEMENT (this “Agreement”), dated as of April 30, 2018 (the “Effective Date”), is made by and between GEOTÉRMICA PLATANARES, S.A. DE C.V., a sociedad anónima de capital variable organized and existing under the laws of the Republic of Honduras (the “Borrower”), and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America (“OPIC”).

The Borrower intends to implement the Project and has requested that OPIC provide a credit facility pursuant to Section 234(b) of the Foreign Assistance Act of 1961, as amended, which OPIC is willing to do on the terms and conditions set forth herein. Accordingly, in consideration of the foregoing and of the agreements contained herein, it is agreed as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.01.     Definitions and Interpretation.

In this Agreement, including the Exhibits and Schedules hereto, (a) capitalized terms used but not otherwise defined have the meanings set forth in the attached Schedule X, and (b) the rules of interpretation set forth in Schedule X apply.

ARTICLE II
AMOUNT AND TERMS OF THE LOAN

SECTION 2.01.     Amount and Disbursement.

(a)     Commitment. Subject to the terms and conditions hereof, OPIC agrees to make, and the Borrower agrees to accept, a Loan for the Project in a principal amount not to exceed $124,700,000.

(b)     Disbursement; Term. During the Commitment Period, the Borrower may request a Disbursement by delivering to OPIC a Disbursement Request not less than twenty (20) Business Days prior to the applicable Closing Date. Each Disbursement shall be evidenced by (i) a Note under New York law and (ii) a pagaré under Honduran law, dated the Closing Date, in the principal amount of the Disbursement and maturing on the Note Maturity Date. The Loan shall not exceed the amount of the Commitment, and Loan amounts repaid or prepaid may not be reborrowed.

(c)     Number and Amount of Disbursements. There shall be no more than one (1) Disbursement in each fiscal quarter and no more than three (3) total Disbursements. Each Disbursement shall be in an amount of not less than $10,000,000 and in multiples of $100,000 in excess thereof. Notwithstanding anything to the contrary, (i) no Disbursement prior to the True-Up Date shall be in an amount that, together with all then previous Disbursements made, exceeds $114,700,000; and (ii) no Disbursement on or following the True-Up Date, shall be in amount that, together with all then previous Disbursements made, exceeds $124,700,000.

SECTION 2.02.     Interest; Default Interest.

(a)     Payment of Interest; OPIC Note Interest Rate. On each Payment Date, beginning on the first Payment Date immediately following the first Closing Date and ending on the Note Maturity Date, the Borrower shall pay to the order of OPIC interest in arrears on the daily outstanding principal balance of each Note, less any amount of principal on which interest is payable at the Default Rate pursuant to Section 2.02(b), accrued at a rate per annum, subject to Section 2.02(c), equal to the sum of the following (subject to Section 2.02(c), the “OPIC Note Interest Rate” with respect to each Note):

(i)     The Certificate Interest Rate; and

(ii)     The OPIC Guaranty Fee;

provided, that if the Payment Date immediately following any Closing Date occurs within fifteen (15) Business Days of such Closing Date, the Borrower shall make its first interest payment under the related Note on the second Payment Date following such Closing Date.

(b)     Default Rate. If the Borrower fails to pay when due any amount due to OPIC under any Financing Document, such unpaid amount shall bear interest at the Default Rate from the date such amount is due until the date on which such amount is paid in full.

(c)     Adjustment to OPIC Note Interest Rate. If OPIC shall have made payment of any principal, interest or other guaranteed amount on account of a defaulted payment under any Note pursuant to OPIC’s guaranty under the Funding Documents (an “OPIC Guaranty Payment”), then, with respect to the amount of such OPIC Guaranty Payment, the OPIC Note Interest Rate from the date of such OPIC Guaranty Payment to the date of payment in full to OPIC of the amount of such OPIC Guaranty Payment may, at OPIC’s option, be converted to a fixed per annum rate of interest equal to the sum of the following:

(i)     the highest Certificate Interest Rate set forth in any Note then outstanding (or, at OPIC’s option, the U.S. Treasury Cost); and

(ii)     the OPIC Guaranty Fee,

and the Borrower shall, on demand, pay to OPIC the amount of such OPIC Guaranty Payment, together with interest thereon at the Default Rate, adjusted as provided in this Section 2.02(c).

SECTION 2.03.     Repayment of the Loan.

The Borrower shall repay the Loan in fifty-eight (58) approximately equal quarterly installments (collectively, the “Principal Installments”) beginning on June 20, 2018 as set forth in Schedule 2.03.

SECTION 2.04.     Voluntary Prepayment.

Subject to the requirements of the Funding Documents, including payment of any Redemption Premium payable thereunder, on any Designated Prepayment Date following the last day of the Commitment Period, the Borrower may, upon not less than forty-five (45) days’ nor more than sixty (60) days’ prior notice to OPIC, prepay the Loan, in whole or in part, in a minimum partial prepayment amount of $5,000,000, together with the payment to OPIC of (a) interest accrued to the date of prepayment on the portion of the principal amount of each Note that is to be prepaid in the case of a prepayment on a Payment Date or a prepayment in whole, and (b) a premium (the “Prepayment Premium”), calculated as a percentage of the Loan amount prepaid, in accordance with the following schedule:

Year Following Expiration of Commitment Period	Prepayment Premium
Year 1	2%
Year 2	2%
Year 3	1%
Year 4 and thereafter	None

All voluntary prepayments shall be applied in accordance with the terms of the OPIC Funding Agreement, or, if not provided for in the OPIC Funding Agreement, then as OPIC may otherwise determine.

SECTION 2.05.     Mandatory Prepayment.

Subject to the requirements of the Funding Documents, including payment of any Redemption Premium payable thereunder, on any Designated Prepayment Date the Borrower shall, upon not less than forty-five (45) days and not more than sixty (60) days’ prior notice to OPIC, prepay the Loan in the event that and in the amount (net of the Borrower’s best estimate as of the date of such notice of the documented and reasonable costs, expenses and Taxes to be incurred or paid by the Borrower in connection with the collection and conversion, if in a currency other than Dollars, of such amount) by which (and only to the extent any of the following arise, accrue or are incurred on or after the Effective Date):

(a)     Insurance Proceeds or other compensation proceeds for loss or damage to asset(s) received by the Borrower during any Fiscal Year that are not applied or committed to the repair or replacement of assets insured thereby or otherwise reinvested in the Project in a manner satisfactory to OPIC within one hundred-eighty (180) days after receipt by the Borrower, in an amount equal to the amount by which such unapplied or uncommitted proceeds, in the aggregate, exceed one million Dollars ($1,000,000);

(b)     compensation or damages are received by the Borrower following a dispute that results in a material adverse change to the ENEE PPA;

(c)     compensation or damages, other than payments in the nature of delay liquidated damages, paid to the Borrower pursuant to any Project Document (other than as described in clause (b) above), in an amount equal to the amount by which such compensation or damages, in the aggregate, exceed $350,000;

(d)     the Borrower receives any Termination Payment or Expropriation Proceeds, in the amount equal to the lesser of (i) the Secured Obligations and (ii) such Termination Payment or Expropriation Proceeds, as the case may be; and

(e)     Sale Proceeds resulting from one or more Dispositions in any year of all or any part of the Property of the Borrower received by the Borrower (except as permitted pursuant to Section 7.06(a)), in an amount equal to the amount by which such Sale Proceeds, in the aggregate, exceed $350,000.

Prepayments made pursuant to this Section 2.05 shall be subject to any Redemption Premium or other amounts payable pursuant to the Funding Documents and shall be applied in the same manner as if made pursuant to Section 2.04 (except that no Prepayment Premium shall be due). For purposes of Section 2.05(a), the prepayment shall be applied against payments due to OPIC taking into account the Redemption Premium, if payable pursuant to the Funding Documents in connection with such prepayment.

SECTION 2.06.     Loan Fees and Cancellation.

(a)     Commitment Fee. During the Commitment Period, the Borrower shall pay to OPIC, in arrears, on each Payment Date beginning on the first Payment Date after the Effective Date and on the last day of the Commitment Period, or, if earlier, the date this Agreement is terminated, a commitment fee (the “Commitment Fee”), accruing on a daily basis at the rate of half of one percent (0.50%) per annum, calculated for each day during the Commitment Period, on the amount of the Commitment.

(b)     Cancellation Fee. The Borrower may cancel all or any part of the Commitment at any time upon written notice and payment to OPIC of a cancellation fee (the “Cancellation Fee”) equal to one percent (1%) of the amount of the Commitment canceled, provided, always, that the Borrower demonstrates to OPIC’s satisfaction that there are sufficient funds available, to operate the Project. Any part of the Commitment not disbursed at the end of the Commitment Period or that is terminated for any reason shall be deemed to have been canceled, and such Cancellation Fee shall be payable with respect thereto.

(c)     Facility Fee. The Borrower shall pay OPIC a facility fee (the “Facility Fee”) in an amount equal to one percent (1%) of the amount of the Commitment on or prior to the first Closing Date.

(d)     Maintenance Fee. The Borrower shall pay to OPIC an annual maintenance fee to cover OPIC’s administrative costs and expenses, including, but not limited to, systems infrastructure costs (the “Maintenance Fee”), which Maintenance Fee shall include an annual fee in the amount of forty-five thousand Dollars ($45,000), payable to OPIC on the first anniversary of the Payment Date immediately following the first Closing Date and on each anniversary of such Payment Date for so long as any portion of the Loan remains outstanding.

(e)     Modification Fee. In the event that the Borrower requests an amendment to, waiver of, or consent under, any provision of this Agreement or any other Financing Document, OPIC will consider such a request on its merits upon payment by the Borrower, at the time of such request, of a fee which, in OPIC’s determination, shall be commensurate with the complexity and timing constraints of such amendment, waiver or consent (the “Modification Fee”); provided, however, that no Modification Fee will be payable if the amendment, waiver or consent is necessary, in OPIC’s determination: (i) to correct an error or omission in any Financing Document, or (ii) to improve the operations of the Project without materially altering the risks undertaken by OPIC. OPIC is under no obligation to agree to any amendment or waiver or to grant any consent. The Borrower acknowledges that OPIC may request a Modification Fee in connection with providing its consent to, or any amendment or waiver required for, (a) restructurings of any kind, (b) any prepayment requiring releases of collateral (other than prepayment in full of all obligations secured thereby) or (c) other similar actions by OPIC.

SECTION 2.07.     Tax Gross-Up; Stamp Duties; Proper Legal Form.

(a)     All sums payable by the Borrower hereunder and under any other Financing Document shall be paid in full, free of any deductions or withholdings of any and all present and future Taxes. If the Borrower is required by Applicable Law to deduct any Taxes from or to withhold any Taxes in respect of any amount payable to OPIC hereunder or under any Financing Document, then the Borrower shall pay such additional amount as may be necessary so that the actual amount received by OPIC after such deductions or withholdings equals the full amount under the Financing Documents it would have received had no such deductions or withholdings been required.

(b)     In addition to the obligations set forth in Section 6.02(c), the Borrower shall pay before they become overdue any and all present and future Taxes payable on or in connection with the execution, delivery, registration, or notarization, or for the legality, validity, or enforceability of this Agreement or any other Transaction Document directly to the Governmental Authority responsible for collecting such Taxes, except for any Taxes that the Borrower is contesting in good faith by appropriate proceedings and for which adequate reserves have been set aside in accordance with Accounting Standards; provided, that the Borrower hereby indemnifies OPIC and holds OPIC harmless from and against any and all liabilities, fees, or additional expenses with respect to or resulting from any delay in paying, or omission to pay, any such Taxes. Within thirty (30) days after payment by the Borrower of any such Taxes, the Borrower shall furnish OPIC with the original or a Certified copy of the receipt evidencing payment thereof, together with any other information OPIC may reasonably request. OPIC shall have the right, but not the obligation, to pay any such Taxes not paid by the Borrower, and the Borrower shall, upon OPIC’s demand, promptly reimburse OPIC in full for all such payments.

(c)     As of each Closing Date, the Borrower shall take all action to ensure that each signature to each of the Financing Documents that has been executed by such Closing Date has been duly legalized for use in Honduras, so that no further action will be required for the enforceability of such Financing Document in Honduras.

SECTION 2.08.     Miscellaneous.

(a)     Payment or Reimbursement of Expenses. OPIC may retain such consultants as determined by OPIC to be necessary, including U.S. and local legal counsel, at any time until the Loans are indefeasibly repaid in full. Upon request, the Borrower shall promptly pay or reimburse OPIC for all of OPIC’s reasonable and documented costs and expenses incurred in connection with the negotiation, preparation, execution, delivery, notarization, recordation and implementation of the Financing Documents (and other documents, instruments and approvals required to be delivered thereunder), including (i) the fees and expenses of outside U.S., Cayman and Honduran legal counsel and business consultants, and (ii) the costs of communications, preparation of any documents, authentication, registration, and recordation of any of the Financing Documents, preparation of a monitoring memorandum for OPIC’s use, and preparation of bound volumes or an electronic closing set of the Financing Documents for OPIC’s use, and the creation, perfection and termination of the Liens created pursuant to the Security Documents and any filings prepared in connection therewith. The Borrower shall also reimburse OPIC, upon demand, for all costs and expenses (A) (including attorneys’ fees and expenses and costs of travel) incurred by OPIC in preserving in full force and effect, or enforcing its rights under, any of the Financing Documents and (B) (including reasonable and documented attorneys’ fees and expenses and costs of travel) incurred by OPIC in addition to the Modification Fee, in connection with any amendment, waiver or consent related to any provision of any Financing Document.

(b)     Currency and Place of Payment. All payments to OPIC shall be made in Dollars by wire transfer in immediately available funds without counterclaim, offset, or deduction. Unless instructed otherwise by OPIC, wires should be sent to OPIC’s account with the U.S. Treasury Department in New York by either Fedwire transfer or international electronic funds transfer, and any such wire must include the required information set forth in Schedule 2.08(b). Whenever any payment would otherwise fall due on a day that is not a Business Day, the due date for payment shall be the immediately succeeding Business Day, and interest and fees shall be computed through such immediately succeeding Business Day in accordance with Section 2.08(c); provided, however, that the last payment shall include interest through the actual date of receipt of such payment.

(c)     Computation of Interest on Notes and of Certain Fees. Except as otherwise provided herein, in the Funding Documents or in any Note:

(i)     interest on any Note (including interest calculated at any OPIC Note Interest Rate or the Default Rate) and default interest calculated at the Default Rate due on any unpaid amount of Redemption Premium, if any, shall accrue on a daily basis and shall be computed as provided therein; and

(ii)     the Commitment Fee and any default interest calculated at the Default Rate on any amounts past due other than amounts described in Section 2.08(c)(i) above shall accrue on a daily basis and shall be computed on the basis of three hundred sixty (360)-day years composed of twelve (12) thirty (30)-day months.

(d)     Application of Payments to OPIC. Except as otherwise provided herein, in the Funding Documents or in any Note, payments received by OPIC under any of the Financing Documents shall be applied to amounts due to OPIC in such manner as OPIC in its sole discretion may determine.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.01.     Representations and Warranties.

The Borrower represents and warrants to OPIC that:

(a)     Existence and Power. The Borrower (i) is a sociedad anónima de capital variable duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (ii) is duly authorized to do business in each jurisdiction in which it conducts business; and (iii) has the power to own its properties, carry on its business and the Project, borrow money, create Liens on its properties, and execute, deliver, and perform each of the Borrower Documents.

(b)     Authority. The Borrower’s execution, delivery, and performance of each of the Borrower Documents to which the Borrower is a party at the time this representation is made: (i) have been duly authorized by all necessary corporate action; (ii) will not violate any (x) Corrupt Practices Laws, Environmental Laws or Worker Rights Requirements or (y) any other Applicable Law; and (iii) will not breach, or result in the imposition of any Lien upon any of its assets (except as permitted by Section 7.01) under, any of its Charter Documents or any agreement or other requirement by which it or any of its properties may be bound or affected. Each of the Borrower Documents has been duly executed and delivered by the Borrower, and is a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms. As of each Closing Date, each of the Borrower Documents executed and delivered by such Closing Date has been duly legalized for use in Honduras with no further action required for the enforceability of such Borrower Documents in Honduras.

(c)     Financial Condition. The Borrower’s audited Financial Statements, dated December 31, 2016, which have been furnished to OPIC and any other Financial Statements that have been furnished to OPIC pursuant to Section 6.05, are complete and correct and fairly present its financial condition and results of its operations for the period then ended. Except for obligations incurred in the ordinary course of business, the Borrower has no obligation, contingent or otherwise, of any kind except as disclosed in such Financial Statements. Since the Effective Date, no dividend, Restricted Payment or Shareholder Payment has been declared or paid to the Shareholders or any other Person, except as permitted in Section 7.04.

(d)     Capitalization. (i) The Borrower’s authorized capital and issued stock is as set forth on Schedule 3.01(d). All such capital stock has been duly authorized and validly issued and is fully paid and nonassessable. Other than pursuant to the Project Structuring Agreement (but subject to the terms of the Security Documents), there are no rights or claims of any character that restrict the transfer of, require the issuance of, or otherwise relate to any class of the Borrower’s capital stock.

(ii) (A) The Sponsor holds the direct legal and beneficial title to OII’s share capital; (B) OII holds the direct legal and beneficial title to Ormat Holding Corp.’s share capital; (C) Ormat Holding Corp. holds the direct legal and beneficial title to the Intermediate Shareholder’s share capital; (D) the Intermediate Shareholder holds the direct legal and beneficial title to OrPower 19’s share capital; (E) OrPower 19 holds the direct legal and beneficial title to the Borrower’s ordinary capital stock (excluding the Preferred Nonvoting Share); and (F) Elcosa holds the direct legal and beneficial title to the Borrower’s Preferred Nonvoting Share, in each case in the percentage amounts set forth next to their names on Schedule 3.01(d). Except as provided in this Section 3.01(d), no Person holds direct or indirect legal or beneficial title to the Borrower’s capital stock, and the Borrower does not own or otherwise control any voting stock of, or have any ownership interest in, any other Person.

(iii) No transfer of (a) the Borrower’s assets or the ordinary shares of the Borrower, except for the transfer of assets and shares into the trusts governed by the Honduran Asset Trust Agreement, the Administration and Guaranty Trust Agreement and the Honduran Share Trust Agreement, or (b) the shares of OrPower 19, except for the pledges of shares under the Cayman Pledge Agreements, has been made to Elcosa or any other party.

(e)     Liens. The Security Documents are, or upon filing and registration will be, effective to create in favor of OPIC legal, valid, and enforceable first priority Liens, subject only to liens with statutory priority under Applicable Law with respect to claims of labor, tax and software licenses, on all of the Borrower’s assets intended to be covered thereby. The Borrower does not have outstanding, nor is it contractually bound to create, any Lien on or with respect to any of its assets, rights, or revenues, except for Permitted Liens.

(f)     Taxes and Reports. The Borrower has filed all tax returns and reports required by Applicable Law to be filed and has paid (or provided adequate reserves for) all Taxes due.

(g)     Defaults. No Default or Event of Default has occurred and is continuing other than any failure of ENEE to make payments in accordance with the ENEE PPA but which payments are nonetheless made within the applicable grace period, provided, that, in the case of any Default or Event of Default with respect to any party other than the Borrower or any of the Ormat Parties, such representation is limited to the Knowledge of the Borrower and the Ormat Parties. Neither the Borrower nor, to the Knowledge of the Borrower and the Ormat Parties, any other party is in breach of any provision of any contract to which the Borrower is a party, which breach could be a Material Adverse Effect.

(h)     Litigation. No action, suit, other legal or arbitral proceeding, or investigation is pending by or before any domestic or foreign court or Governmental Authority or in any arbitral or other forum or is threatened in writing, that (i) relates to any of the transactions contemplated by any Transaction Document, or (ii) if adversely determined, could be a Material Adverse Effect.

(i)     Compliance with Law; Corrupt Practices; Anti-Money Laundering.

(i)     The Borrower has conducted and is conducting its business in compliance with (A) Corrupt Practices Laws, Environmental Laws and Worker Rights Requirements and (B) in all material respects, all other Applicable Laws and its Charter Documents.

(ii)     Without limiting the effect of clause (i), the Borrower and its officers, directors, employees, and agents have complied with applicable Corrupt Practices Laws in obtaining all Consents in respect of the Borrower’s business and the Project and are otherwise conducting the Project and the Borrower’s business in compliance with applicable Corrupt Practices Laws. The Borrower’s internal management and accounting practices and controls are sufficient to provide reasonable assurances of compliance with applicable Corrupt Practices Laws and the prevention of Prohibited Payments. Neither the Borrower nor, to the Knowledge of the Borrower and the Ormat Parties, any Person acting on behalf of the Borrower has made any Prohibited Payment.

(vi)     The Borrower is in compliance with the applicable requirements of (A) the Anti-Money Laundering Laws, (B) OFAC Regulations, and (C) all other applicable export control, anti-boycott and economic sanctions laws of the U.S. and other jurisdictions relating to its business and facilities.

(vii)     None of the Borrower, its directors, members of senior management, or the Persons listed on Schedule 3.01(d) is a Person included in any OFAC List or otherwise subject to sanctions under OFAC Regulations.

(j)     Status of Consents.

(i)     As of the Effective Date and the date of first Disbursement, Schedule 4.04 lists (and as of any other date on which this representation is given or deemed repeated, such Schedule 4.04, as updated in writing prior to the time of such representation, lists) each Consent necessary for: (x) the conduct of the Borrower’s business and the implementation of the Project; (y) the due execution, delivery, validity and enforceability of, and performance by the Borrower of its obligations under, the Borrower Documents, including Financing Documents, the incurrence of Indebtedness thereunder and the payment of amounts due or to become due with respect thereto (including Consents necessary for such amounts to be free of withholding Taxes and Consents necessary to permit the exemptions from other applicable Taxes assumed by the Financial Model); and (z) the due execution, delivery, validity and enforceability of, and performance by any Shareholder of its obligations under, any Transaction Documents to which it is a party; in each case, other than (A) Consents of a routine nature that are not yet required based on the then-current stage of the Project and which the Borrower reasonably expects to obtain in the ordinary course of business without materially delaying the Project or exceeding the costs set forth in the Financial Plan and (B) such other Consents that may become required in the future for the Project as a result of a change in Applicable Law.

(ii)     As of the Effective Date and the date of first Disbursement, all Consents specified in Part A of Schedule 4.04 have been obtained and are in full force and effect. As of any other date on which this representation is given or deemed repeated, all Consents specified in Part A of Schedule 4.04 and all other Consents provided to OPIC through such date pursuant to Section 6.02 are in full force and effect.

(iii)     As of the Effective Date and the date of first Disbursement, the Borrower and its agents or designees have applied (or are making arrangements to apply) or will apply (or cause third parties to apply) for all Consents specified in Part B of Schedule 4.04. As of the Effective Date and the date of first Disbursement, the status of such Consents is accurately described in such Part B. As of any other date on which this representation is given or deemed repeated, the status of such Consents is accurately described in such Part B of such Schedule 4.04, as updated in writing prior to the time of such representation, and the Borrower has obtained all such Consents by the time required based on the then-current stage of the Project.

(k)     Good Title, Use of Site; Easements, Property Interests, Utilities, Etc. The Borrower either (a) owns and has good, legal and marketable title to, and, in respect of real property, a lawful and valid ownership title in all property that it purports to own, including in those parcels of land comprising the Site, or (b) has a lawful, valid, exclusive and irrevocable right of use of those parcels of land comprising the Site, in each case free and clear of all Liens (other than Permitted Liens). The Borrower does not own any parcel of land comprising the Site that is not subject to a valid, effective and first-priority Lien created by means of the Administration and Guaranty Trust Agreement. The Borrower has a lawful, valid, exclusive and irrevocable right of use and a possessory interest in all necessary easements and other rights of ingress to and egress from the Site and lawfully possesses a valid and subsisting leasehold estate in and to all of its leased property (if any) in each case free and clear of all Liens (other than Permitted Liens). Other than the rights referred to in the preceding sentences, no property rights (including easements or other rights of ingress or egress) are required or can reasonably be expected to be necessary for the design, development, construction, supply, start-up, commissioning, testing, financing, implementation, operation or maintenance of the Project in accordance with Applicable Law and the Transaction Documents. All utility and other services, means of transportation, facilities, other materials, and other rights that are or can reasonably be expected to be necessary for the Project in accordance with Applicable Law and the Transaction Documents have been procured or are commercially available to the Project. No material licenses (other than those granted pursuant to the Warranty Agreement) relating to intellectual property, trademarks, patents, or other similar agreements are necessary for the Project nor are there any payments owed due or accruing to the Sponsor or any of its Affiliates with respect to the usage of any intellectual property, trademarks, copyrights or patents related to the Project.

(l)     Environmental, Health and Safety Matters.

(i)     The Borrower has duly complied, and its business, operations, and assets, and the Project, are in compliance with all Applicable Law regarding the environment, health and safety and social performance, including Applicable Law related to labor management and worker rights.

(ii)     All Consents with respect to air emissions, discharges to surface water or ground water, noise emissions, solid or liquid waste disposal, the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes, or other environment, health and safety and social performance matters required as of the current stage of development or operation under Applicable Law for the Project have been issued.

(iii)     The Borrower and its contractors have taken commercially reasonable measures to address the risks identified in the Social Risk Assessment of Platanares Geothermal Project conducted by Social Capital Group in October 2016 and there have not been any security incidents, displacements of persons or chance archeological finds associated with the Project.

(iv)     Except as described in Schedule 3.01(l), the Borrower has not received any written complaint, order, directive, claim, citation, or notice by any Governmental Authority, or any written complaint or claim from any Person seeking damages, contribution, indemnification, cost recovery, compensation, modification of the Project or the Borrower’s practices or other injunctive relief.

(v)     Since the Effective Date, the Borrower has duly complied, and its business, operations, and assets, and the Project, are in compliance, with the Environmental and Social Requirements, it being understood that the Borrower will be able to assess and confirm compliance with the noise standards contained within IFC 2007 Environmental, Health, and Safety General Guidelines only upon completion of the noise assessment referenced in Section 3.1 of the ESAP.

(m)     Project Status. At the time of its application for the Loan dated November 21, 2016, the Borrower’s estimate of total Project Costs (including contingencies) was the equivalent of $180,000,000, of which up to $45,000,000 has been contributed in cash and/or assets satisfactory to OPIC as equity or subordinated debt, based on the financial plan set forth on Schedule 3.01(m) (the “Financial Plan”).

(n)     Disclosure.

(i)     All documents, reports, and other written information that have been furnished to OPIC are true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading in light of the circumstances in which the same were made at the time such statements were made; provided, however, that with respect to any information that is in the nature of projections or estimates of future performance, including without limitation any information relating to the performance of the geothermal reservoir, the Borrower represents and warrants only that such projections and such other information were prepared and provided in good faith based on assumptions that are reasonable, but makes no representation or warranty as to the accuracy of such projections. There is no fact known to the Borrower the existence of which could reasonably be expected to be a Material Adverse Effect. No event, development, or circumstance has arisen since the application for the Loan dated November 21, 2016 that has or could be a Material Adverse Effect.

(ii)     Except for events occurring after the Effective Date disclosed in writing to OPIC, no force majeure event as the same may be defined in the ENEE PPA, the Warranty Agreement or any other Project Document that has a force majeure event has occurred and is continuing thereunder.

(o)     Accounts. The Borrower does not own or maintain any accounts with a bank or other financial institution other than the Accounts.

(p)     Suspension and Debarment. No event has occurred and no condition exists that is likely to result in the debarment or suspension of the Borrower from contracting with the U.S. Government or any agency or instrumentality thereof, and the Borrower is not now and has not been subject to any such debarment or suspension.

(q)     ERISA and Employees. Neither the Borrower nor any ERISA Affiliate sponsors, maintains, administers, contributes to, participates in, or has any obligation to contribute to or any liability or potential liability under, any Guaranteed Pension Plan or Multiemployer Plan and neither the Borrower nor any ERISA Affiliate has ever sponsored, maintained, administered, contributed to, participated in, or had any obligation to contribute to or any liability or potential liability under, any Guaranteed Pension Plan or Multiemployer Plan. The Borrower does not sponsor, maintain, administer, contribute to, participate in, or have any obligation to contribute to or any liability or potential liability under, any Employee Benefit Plan.

(r)     Investment Company Act.

(i) The Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

(ii) The Borrower does not own, directly or indirectly, any other Person.

(s)     Margin Regulation. No part of the proceeds of the Loan will be used for “buying” or “carrying” any margin stock within the meaning of Regulation U, or for any purpose that violates any regulation of the Board of Governors of the Federal Reserve System.

(t)     Regulation of Indebtedness. The Borrower is not subject to regulation under any Applicable Law (including, without limitation, any United States Federal or state law) that limits or impairs its ability to incur or guarantee Indebtedness or to comply with any of its obligations under the Financing Documents or that otherwise subjects the financing transactions contemplated by the Financing Documents to regulation by a Governmental Authority.

(u)     Material Project Documents.

(i)     Except for services, materials, licenses, or rights that can reasonably be expected to be available on commercially reasonable terms at the time required, the Material Project Documents required to be executed by the relevant Closing Date in accordance with the terms hereof, constitute all contracts, agreements, leases, or other documents or instruments that (x) contain warranties or contemplate the payment of liquidated damages, (y) are necessary for the construction, completion, operation, and ownership of the Project as of such date or (z) are necessary for the conduct of the business of the Borrower as contemplated by the Transaction Documents and the Financial Plan.

(ii)     The Borrower has not entered into any power purchase agreements except for the ENEE PPA and the MINOSA PPA.

(iii)     Other than the Material Project Documents, the MINOSA PPA and the Consents listed in Schedule 4.04, there are no agreements that are material to the construction and operation of the Project, including any that contain warranties or contemplate the payment of liquidated damages.

(iv)     Other Parties; Transaction Documents. (i) To the Borrower’s knowledge, each of the Transaction Documents constitutes the legal, valid and binding obligation of each party thereto (other than the Borrower and OPIC) enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights and general principles of equity.

(v)      Following the Effective Date, none of the Transaction Documents to which the Borrower is a party has been amended, modified or terminated, except in accordance with this Agreement or as disclosed to OPIC and consented to in writing by OPIC.

(w)     Inverted Domestic Corporation. The Borrower is not an Inverted Domestic Corporation and it is not a Subsidiary Of An Inverted Domestic Corporation.

(x)     Payment of Contractors and Subcontractors. All contractors and suppliers performing Works before the Cut-Off Date have been paid in full or will be paid in full for such Works with the proceeds of the first Disbursement or adequate cash reserves have been made for such payments, except for amounts (i) that are, in the aggregate, less than one hundred thousand dollars ($100,000) and (ii) that the failure to pay could not reasonably be expected to have a Material Adverse Effect on, or materially impair, the operation of the Project. Part A of Schedule 3.01(x) sets forth a complete list of all contractors and suppliers that, since the Cut-Off Date have performed Works. All such Works have been paid in full except as set forth in Part B of Schedule 3.01(x). Part B of Schedule 3.01(x) sets forth a complete list of all contractors and suppliers that, since December 31, 2016, have performed or will perform Works and all amounts remaining to be paid (or projected to be paid) to each such contractor and supplier that, since the Cut-Off Date, is performing or will perform Works.

(y)      Ranking. The payment obligations hereunder and under the Notes constitute unconditional and unsubordinated Indebtedness of the Borrower and rank at all times at least pari passu in priority of payment with all other present and future unsubordinated Indebtedness of the Borrower.

(z)     Notice of Committed Power Capacity for Third Parties. The Borrower has not, without prior consent of OPIC, which consent shall not be unreasonably conditioned, given written notice to ENEE of any Committed Power Capacity for Third Parties (as that term is defined in the ENEE PPA) or self-consumption.

(aa)     Repetition of Representations and Warranties. Each of the foregoing representations and warranties in this Section 3.01 shall be deemed to be made as of the Effective Date and as of each Closing Date (except to the extent expressly made only as of a specified earlier date, in which case as of such earlier date). To the extent that any schedule referred to in this Section 3.01 shall need to be updated in order to permit such representation to be true and correct when made or deemed to be made, the Borrower shall provide OPIC with such updated schedule in writing prior to the date such representation is deemed made and shall request that this Agreement be amended in accordance with Section 9.06, provided that no Modification Fee shall be due and payable by the Borrower for any such update that is immaterial unless consideration of such update results in other modifications to, or consents or waivers under, a Financing Document. Unless this Agreement is amended to reflect the changes in any such schedule, no change shall be deemed to have been made.

ARTICLE IV
CONDITIONS PRECEDENT TO FIRST DISBURSEMENT

Unless OPIC otherwise agrees in writing, the obligation of OPIC to make the first Disbursement is subject to the prior fulfillment or written waiver, to OPIC’s satisfaction in its sole discretion, of the following conditions precedent as of the date that is ten (10) days prior to the first Closing Date and to their continued fulfillment on the first Closing Date.

SECTION 4.01.     Transaction Documents.

OPIC shall have received the following documents, each of which shall be satisfactory to OPIC in form and substance and, if applicable, shall have been duly executed by the parties thereto and shall be in full force and effect in accordance with its terms without default:

(a)     originals of the following documents (the “Loan Documents”):

(i)	this Agreement;

(ii)	the Notes issued in connection with the Disbursement; provided, that any Note issued in connection with a subsequent Disbursement shall be included in the definition of “Loan Document”;

(iii)	the Share Retention Agreement;

(iv)	the Subordination Agreements;

(v)	the Funding Documents;

(vi)	the Direct Agreements; and

(b)     originals (or, at OPIC’s election, Certified copies) of the following documents (the “Security Documents”):

(i)	the Share Pledge Agreement;

(ii)	the Citi Onshore Account Pledge Agreement;

(iii)	the New York Security Agreement;

(iv)	the Accounts Administration and Retention Agreement;

(v)	the Administration and Guaranty Trust Agreement;

(vi)	the Honduran Share Trust Agreement;

(vii)	Cayman Pledge Agreements;

(viii)	the Accounts Agreement;

(ix)

the Account Control Agreement and each other document that is required for the creation and perfection, in favor of OPIC, of a valid and enforceable, first-priority Lien, subject only to liens with statutory priority under Applicable Law with respect to claims of labor, tax and software licenses, on all of the Borrower’s assets, of whatever kind and nature, whether tangible or intangible, and wherever situated, both now owned and hereafter acquired, including all accounts receivable, inventory, general intangibles, equipment, real and personal property, accounts, rights under all project agreements, and in the proceeds thereof; and

(c)     Certified copies of the following documents (the “Material Project Documents”, and all such contracts, together with any other contract required for the construction or operation of the Project and any power purchase agreement entered into by the Borrower, including the MINOSA PPA, that is entered into with respect to the Borrower or the Project subsequent to the date hereof, the “Project Documents”):

(i)	the ENEE PPA and the Commercial Operation Start Certificate;

(ii)	the interconnection and wheeling agreements, if any;

(iii)	the Joint Guarantee;

(iv)

contracts among the Shareholders and between OII and/or the Borrower, on the one hand, and Elcosa and its Affiliates, on the other hand, including the Project Structuring Agreement, the ancillary documents related to that structuring agreement, and any revenue sharing and consulting and marketing contracts entered into by the Borrower;

(v)	the Operation Contract;

(vi)	the Warranty Agreement;

(vii)	the MINOSA Cooperation Agreement;

(viii)	all contracts for the purchase of land, lease of land or use of easements and rights of way for the Project, including the La Bufa Comfort Letter and the La Bufa Land Lease Agreement;

(ix)	all contracts for the lease of equipment or facilities for the Project exceeding a value of $1,000,000;

(x)	the Ormat Guaranty;

(xi)	all contracts entered into by the Borrower to provide services to the Project exceeding a value of $200,000;

(xii)	the Water Contract;

(xiii)	the O&M Support Agreement; and

(d)     Originals (or, at OPIC’s election, Certified copies) of each of the Funding Documents.

The Loan Documents, the Funding Documents, and the Security Documents, together with any other agreements or instruments entered into in connection with any of the foregoing or pursuant to which the Loan is made, are collectively referred to herein as the “Financing Documents.” The Financing Documents and the Project Documents, together with any other agreements or instruments entered into in connection with any of the foregoing or pursuant to which the Loan is made, are collectively referred to herein as the “Transaction Documents.”

SECTION 4.02.     Authorization.

OPIC shall have received a certificate of an Authorized Officer of the Borrower dated as of the first Closing Date, substantially in the form of Exhibit C-1 and of each Shareholder, dated as of the first Closing Date, substantially in the form of Exhibit C-2.

SECTION 4.03.     Ownership.

OPIC shall have received evidence satisfactory to it, which evidence shall include Certified copies of relevant stock certificates for the entities identified in subclauses (a)(i), (ii) and (iii) below and original stock certificates for the entities identified in subclauses (a)(iv) and (v) below, that (a) (i) the Sponsor holds the direct legal and beneficial title to OII’s share capital; (ii) OII holds the direct legal and beneficial title to Ormat Holding Corp.’s share capital; (iii) Ormat Holding Corp. holds the direct legal and beneficial title to the Intermediate Shareholder’s share capital; (iv) the Intermediate Shareholder holds the direct legal and beneficial title to OrPower 19’s share capital; and (v) OrPower 19 holds the direct legal and beneficial title to the Borrower’s ordinary share capital; and (b) Elcosa holds the direct legal and beneficial title to the Preferred Nonvoting Share, in each case in the percentage amounts set forth next to their names on Schedule 3.01(d).

SECTION 4.04.     Consents.

OPIC shall have received Certified copies of all Consents listed in Part A of Schedule 4.04.

SECTION 4.05.     Site.

OPIC shall have received evidence in form and substance satisfactory to it that the Borrower, holds lawful, valid, exclusive and irrevocable title of ownership or other real property rights and lawful and valid use of the entire Site, together with lawful, valid, exclusive and irrevocable right of use and a possessory interest in all necessary easements and other rights of ingress and egress for the development, construction, operation and maintenance of the Project free and clear of any Liens other than Permitted Liens, and that such Site (together with such easements and rights of ingress and egress) is sufficient for the Borrower to develop, construct, operate and maintain the Project as contemplated by the Transaction Documents.

SECTION 4.06.     Security Interest.

(a)     Each Lien created by the Security Documents shall be of first priority, subject only to liens with statutory priority under Applicable Law with respect to claims of labor, tax and software licenses, and (i) to the extent it arises or attaches under the Uniform Commercial Code enacted in any jurisdiction in the U.S., shall be perfected, and (ii) in all other cases, shall be enforceable against the Borrower and third parties (including any holder of a subsequently established Lien). Each of the Security Documents shall be in full force and effect and (i) in the case of the Administration and Guaranty Trust Agreement, as soon as possible but no later than one-hundred twenty (120) days after execution thereof, (ii) in the case of the Share Pledge Agreement, the Honduran Share Trust Agreement and all other Security Documents, no later than the first Closing Date, shall have been duly filed, stamped, registered and recorded in every jurisdiction in which such filing, stamping, registration or recording is necessary to make valid and effective the Liens intended to be created thereby and the rights of OPIC thereunder, and OPIC shall have received evidence satisfactory to it that such filing, stamping, registration or recording has been made. In addition, the Borrower shall have executed all such other agreements or documents, or taken any actions that, in the opinion of counsel to OPIC, are required to secure the payment of all amounts due or to become due hereunder and under the Notes with valid, enforceable, first-priority Liens, subject only to liens with statutory priority under Applicable Law with respect to claims of labor, tax and software licenses, on all of the Borrower’s assets, all of the shares of stock of the Borrower (other than the Preferred Nonvoting Share), the shares of capital stock of OrPower 19 and all other assets described in the applicable Security Documents.

(b)     The Honduran Asset Trust Agreement shall have been amended and restated to create the Administration and Guaranty Trust Agreement in form and substance satisfactory to OPIC.

SECTION 4.07.     Insurance.

OPIC shall have received all certificates of insurance and other documentation required pursuant to Section 6.03 and Schedule 6.03, to confirm that the Insurance Policies (and reinsurance, as applicable) required by such provisions are issued in accordance with such provisions, are in full force and effect without default, and show OPIC’s endorsement as additional insured and additional loss payee (other than to the extent explicit exceptions to those requirements are provided in such Schedule 6.03 for documents then in place and such other documents as are not yet required pursuant to Schedule 6.03), and such evidence shall have been reviewed by the Insurance Advisor and satisfactory to OPIC.

SECTION 4.08.     Auditors.

OPIC shall have received evidence that the Borrower has irrevocably instructed its auditors to communicate directly with OPIC regarding the Borrower’s accounts and operations pursuant to Section 6.05, provided, that, OPIC shall provide the Borrower with copies of its communications to the auditors, including notices and requests for information, and will provide the Borrower with reasonable prior written notice of any discussions or meetings and a reasonable opportunity to participate in the same.

SECTION 4.09.     Legal Opinions.

OPIC shall have received acceptable written opinions, dated the Closing Date, satisfactory to OPIC in form and substance, of (a) Matamoros Batson & Asociados, its legal counsel in the Project Country, (b) Aguilar Castillo Love, legal counsel to the Borrower and the Ormat Parties in the Project Country, (c) Freshfields Bruckhaus Deringer US LLP, its legal counsel in the United States, with respect to OPIC funding matters, (d) Norton Rose Fulbright US LLP, legal counsel to the Borrower and the Ormat Parties, (e) Ogier, its legal counsel in the Cayman Islands, (f) Maples and Calder, legal counsel to the Borrower and the Ormat Parties in the Cayman Islands and (g) in-house counsel, or other acceptable counsel, to (i) the Supplier, (ii) Elcosa and (iii) ENEE; provided, that the written opinion of counsel to ENEE may be provided in the form of written certifications from ENEE’s in-house counsel.

SECTION 4.10.     Appointment of Agent.

OPIC shall have received evidence that the agent for service of process (a) referred to in Section 8.04(c) with relation to the Borrower and (b) required to be appointed by any other party pursuant to the Financing Documents has been duly appointed and holds such appointment without reservation until six (6) months after the Loan Maturity Date, together with evidence of the prepayment in full of the fees of such agent.

SECTION 4.11.     Accounts; Offshore Well Reserve Account.

Each of the Accounts shall have been established and, if applicable, funded in accordance with the Accounts Agreement or, if applicable, the Accounts Administration and Retention Agreement. OPIC shall have received evidence satisfactory to it that the Offshore Well Reserve Account is funded in an amount at least equal to $2,000,000 or will be funded to such level with proceeds of the first Disbursement.

SECTION 4.12.     Financial Projections.

OPIC shall have received financial projections for the Project through March 31, 2033, including projected financial statements prepared in English and in Dollars, which shall be satisfactory to OPIC in form and substance.

SECTION 4.13.     Construction COD Reports.

(a)     OPIC shall have received a copy of the Commercial Operation Start Certificate delivered as required under the ENEE PPA.

(b)     OPIC shall have received one or more certificate(s) from the Borrower, to OPIC’s satisfaction in its sole discretion (in consultation with the Independent Engineer), on the construction, completion, commissioning, testing and start-up of the Project, which shall include, among other things, confirmation that: (i) all Works have been completed except those listed in Schedule 4.13(b)(i) and paid for on commercially reasonable terms, except those listed in Schedule 4.13(b)(ii); (ii) all Works related to the Project have been carried out in a manner consistent with International Finance Corporation’s Performance Standards 1, 3, 4, 5, 6 and 8 (January 1, 2012) and (iii) all Works related to the Project have been carried out in a manner consistent with International Finance Corporation’s Performance Standard 2 (January 1, 2012), except as listed in Annex 1 to such certificate.

(c)     In connection with preparation and review of reports or certificates from the Independent Engineer, including those contemplated in Section 5.13, the Borrower shall have provided to the Independent Engineer and OPIC, as applicable, such information, documents, reports and certificates as may be necessary or reasonably requested to assess the management during construction of environmental issues, worker rights and protections, health and safety, community engagement and consultation and cultural heritage management.

SECTION 4.14.     Environmental and Social Requirements.

The Borrower shall deliver all of the Environmental and Social Plans, each of which shall be prepared in accordance with the Environmental and Social Requirements.

SECTION 4.15.     ESAP.

The Borrower shall have satisfied the conditions specified in the ESAP that are applicable at the time of the first Disbursement.

SECTION 4.16.     Due Diligence.

OPIC shall have completed to its satisfaction its due diligence investigation of the Borrower, the Shareholders, the Project, and all other matters relating thereto, and the results of such investigations shall be satisfactory to OPIC.

SECTION 4.17.     Lien Waivers.

With respect to all Project Costs incurred in connection with the Works after the Cut-Off Date but before the first Disbursement, the Borrower shall obtain Lien waivers, or evidence that there are no Liens (including through a legal opinion of counsel, a certification by the Borrower and each Key Contractor related to such Works, or a no lien certificate from the local registries, as applicable), and deliver them prior to the first Disbursement as required by Section 5.16.

SECTION 4.18.     Advisor Reports.

OPIC shall have received the final report of (a) the Independent Engineer, (b) the Insurance Advisor, (c) the Environmental and Social Consultants, and (d) OPIC’s Financial Model Auditor, each in form and substance satisfactory to OPIC.

SECTION 4.19.      Geothermal Resource.

The Borrower shall be in compliance with the Drilling Program and be in compliance with the Reservoir Monitoring Plan.

SECTION 4.20.      Equity Contributions; Subordinated Loans.

Equity contributions and subordinated loans from the Shareholders shall have been made directly or indirectly, including through Ormat Holding Corp., in an amount no less than $41,608,000, and otherwise in accordance with the Financial Plan, and each such contribution shall have been verified to the satisfaction of OPIC.

SECTION 4.21.      Funding Arrangements.

Suitable arrangements shall have been made for funding the Loan (all agreements and documents required in connection with such funding arrangements are collectively referred to herein as the “Funding Documents”), which funding arrangements and Funding Documents shall be satisfactory to OPIC in form and substance, including without limitation satisfaction by the Borrower of all conditions precedent to the obligations of any other party to the Funding Documents and performance by the Borrower of all other obligations on its part to be performed prior to the making of the first Disbursement pursuant to any Financing Document.

SECTION 4.22.      Notices to SERNA and MINOSA.

OPIC shall have received evidence that the Borrower shall have provided written notice to SERNA and MINOSA of (a) the transactions contemplated by this Agreement and (b) the collateral assignment by the Borrower of the Borrower’s rights in the Operation Contract (in the case of SERNA) and the MINOSA Cooperation Agreement and the MINOSA PPA (in the case of MINOSA), to the trust described in the Administration and Guaranty Trust Agreement, which notice shall be in substantially the form of (x) with respect to SERNA, Exhibit H-1 and (y) with respect to MINOSA, Exhibit H-2.

ARTICLE V
CONDITIONS PRECEDENT TO EACH DISBURSEMENT

Unless OPIC otherwise agrees in writing, the obligation of OPIC to make each Disbursement (including the first Disbursement) is subject to the prior fulfillment or written waiver, to OPIC’s satisfaction in its sole discretion, of the following conditions precedent as of the date that is ten (10) days prior to such Closing Date and to their continued fulfillment on such Closing Date.

SECTION 5.01.     Disbursement Request.

The Borrower shall have delivered a Disbursement Request in accordance with Section 2.01(b). As part of the Disbursement Request, the Borrower shall have provided to OPIC (a) its U.S. Taxpayer Identification Number or (b) an explanation as to why it does not have or need a U.S. Taxpayer Identification Number.

SECTION 5.02.     Representations and Defaults.

Each of the representations and warranties of the Borrower and each Shareholder set forth in this Agreement and in each of the other Financing Documents to which either is a party shall be true and correct in all material respects (except with respect to any provision including the word “material” or words of similar import, with respect to which such representations and warranties shall be true and correct) on such Closing Date as if made on such Closing Date after giving effect to such Disbursement or if any such representation relates exclusively to an earlier date, as of such earlier date, and on such Closing Date no Default or Event of Default shall have occurred and be continuing or will result from the making of such Disbursement or from the application of the proceeds thereof.

SECTION 5.03.     No Event of Default; Change in Circumstances.

Both before and after giving effect to the Disbursement, no Default or Event of Default shall have occurred or be continuing and as of such Closing Date, nothing shall have occurred and be continuing that, in the reasonable judgment of OPIC, could be a Material Adverse Effect.

SECTION 5.04.     Notes.

The Borrower shall have furnished OPIC with the executed Notes to be issued in connection with such Disbursement in accordance with Section 2.01(b).

SECTION 5.05.     Closing Certificate.

The Borrower shall have furnished OPIC with a certificate of an Authorized Officer, dated the Closing Date, substantially in the form of Exhibit D, which shall include Certified copies of all Material Project Documents entered into subsequent to the immediately preceding Closing Date (if any).

SECTION 5.06.     Financial Information and Project Progress.

(a)     Not less than ten (10) Business Days before such Closing Date, OPIC shall have received all Financial Statements, reports, and other information that the Borrower, pursuant to Section 6.05, would otherwise be required to furnish to OPIC on or before such Closing Date, and the Borrower shall have satisfied any conditions specified in the ESAP that are required to be fulfilled on or before such Closing Date.

(b)     Not more than ten (10) Business Days before such Closing Date, OPIC shall have received a certificate from the Borrower, satisfactory to OPIC in form and substance, confirming that, with respect to each report delivered pursuant to clause (a), such report is true and correct in all material respects as of such date or, if there has been a change in the matters set forth therein, updating the relevant information.

SECTION 5.07.     Payment or Reimbursement of Expenses.

All Fees and other amounts due, payable or reimbursable by the Borrower with respect to the Loan on or prior to such Closing Date shall have been paid in full.

SECTION 5.08.     Central Bank Registration; Consents.

OPIC shall have received evidence satisfactory to it, as may be required by Applicable Law with respect to each Disbursement other than the first Disbursement, that each such Disbursement does not require any registration or recordation with the central bank of the Project Country, and that the Borrower has taken all other steps necessary to obtain any Consents necessary with respect to such Disbursement or otherwise required as of or prior to such Disbursement, including those indicated in Part B of Schedule 4.04 to the extent they are then required for the then-current stage of the Project. OPIC shall have received Certified copies of such Consents or copies of such certificates, legal opinions, or other documents, satisfactory to OPIC in form and substance, as OPIC shall have requested to evidence such Consents.

SECTION 5.09.     DSR Requirement.

With respect to any Disbursement, OPIC shall have received evidence that funds or assets on deposit in the Offshore Debt Service Reserve Account are at least equal to the DSR Requirement.

SECTION 5.10.     Debt to Equity Ratio.

After giving effect to such Disbursement, OPIC shall have received evidence satisfactory to it that the Debt to Equity Ratio shall be no greater than 75:25.

SECTION 5.11.     Reservoir Monitoring Report.

With respect to any Disbursement, OPIC shall have received the Reservoir Monitoring Report most recently required to be delivered pursuant to Section 6.01(g) hereof, and evidence satisfactory to it that the Borrower is in compliance with such Reservoir Monitoring Report.

SECTION 5.12.     Project Costs.

OPIC shall have (a) in consultation with the Independent Engineer, received, reviewed and approved the milestones reached and invoices received in respect of Project Costs incurred (i) after the Cut-Off Date, in connection with the first Disbursement, and (ii) since the previous Disbursement, in connection with any subsequent Disbursement and (b) received written confirmation from the Borrower’s auditor confirming that the Project Costs incurred through the end of the fiscal quarter most recently ended prior to such Disbursement are in accordance with the accounting records of the Borrower.

SECTION 5.13.     Independent Engineer Certificate.

OPIC shall have received from the Independent Engineer, no later than ten (10) Business Days prior to a Disbursement Request, a certificate in the form of Exhibit E and otherwise in form and substance satisfactory to OPIC.

SECTION 5.14.     Funding.

Suitable arrangements shall have been made for funding such Disbursement in accordance with the Funding Documents, which funding arrangements and Funding Documents shall be satisfactory to OPIC in form and substance, including without limitation satisfaction by the Borrower of all conditions precedent to the obligations of any other party to the Funding Documents and performance by the Borrower of all other obligations on its part to be performed prior to the making of such Disbursement pursuant to any Transaction Document.

SECTION 5.15.     Insurance.

OPIC shall have received certificates of insurance and reinsurance or binders and other documents required for OPIC to confirm, in consultation with the Insurance Advisor, that all Insurance Policies as are then required pursuant to Section 6.03 and Schedule 6.03 are in full force and effect.

SECTION 5.16.     Lien Waivers.

If Project Costs are incurred in connection with the Works in an amount greater than the amount set forth in the then current Annual Operating Budget, then OPIC shall have received copies of all Lien waivers, or evidence that there are no Liens (including through a legal opinion of counsel, a certification by the Borrower and each Key Contractor, or a no lien certificate from the local registries, as applicable), related to the Works required to be obtained pursuant to Section 6.01(f) hereof.

SECTION 5.17.     Other Documents.

OPIC shall have received any document required to have been delivered pursuant to Article VI and any such other certificates, opinions, agreements, and documents, and translations of any of the foregoing, and evidence of stamping or other local law formalities required, in each case customary for transactions of the type contemplated by this Agreement, each satisfactory to OPIC in form and substance, as it may reasonably request.

ARTICLE VI
AFFIRMATIVE COVENANTS

Unless OPIC otherwise agrees in writing, so long as the Commitment remains outstanding or until all amounts due and to become due hereunder and under the Notes shall have been indefeasibly paid in full, the Borrower agrees as follows:

SECTION 6.01.     Company Operations.

(a)     The Borrower shall duly and punctually perform its obligations under each of the Borrower Documents.

(b)     The Borrower shall in accordance with and subject to the terms of the ENEE PPA, the MINOSA PPA, the Consents set forth in Part A of Schedule 4.04 (Consents), the Consents set forth in Part B of Schedule 4.04 (Consents), in each case, to the extent then applicable to the Project, applicable legal requirements and Good Industry Practice, promptly remedy defects in the Works in accordance with Good Industry Practice.

(c)     The Borrower shall comply with the Reservoir Monitoring Plan and maintain the geothermal resource of the Project, the wells and the surface facilities related thereto at all times in compliance with its obligations under the ENEE PPA and in accordance with Good Industry Practice.

(d)     The Borrower shall conduct its business and operations in accordance with (i) Good Industry Practice and on an arm’s-length basis, with due diligence and efficiency and under the supervision of qualified and experienced management, (ii) the conditions to the Borrower’s warranties under the ENEE PPA, (iii) the terms and conditions of all Insurance Policies, (iv) all requirements of Applicable Law, all Consents set forth in Part A of Schedule 4.04 (Consents) and all Consents set forth in Part B of Schedule 4.04 (Consents) to the extent then applicable to the Project, and (v) the terms of the Material Project Documents (in respect of the Warranty Agreement, only to the extent there are obligations outstanding), the MINOSA PPA and its Charter Documents, in the case of the MINOSA PPA, to the extent necessary to avoid a Material Adverse Effect and, in the case of each of the other foregoing cases, in all material respects. The Borrower shall repair, replace, and protect each of its assets (ordinary wear and tear excepted) so that its business and the Project can be conducted in accordance with the Material Project Documents and Good Industry Practice.

(e)     Except as otherwise expressly permitted under this Agreement, the Borrower shall (i) maintain and preserve its existence as a sociedad anónima de capital variable under the laws of Honduras and all rights, privileges and franchises necessary in the normal conduct of its business, and necessary to perform all of its obligations, and exercise all rights, discretion and remedies available to it, under or in connection with all Transaction Documents with due diligence in accordance with Good Industry Practices, and (ii) engage in activities related to the ownership, construction, exploration and development of the Project’s geothermal resource and the erection, installation, commissioning, testing, operation and maintenance of the Project.

(f)     If Project Costs are incurred in connection with the Works after the first Disbursement in an amount greater than the amount set forth in the then current Annual Operating Budget, then the Borrower shall obtain Lien waivers, or evidence that there are no Liens (including through a legal opinion of counsel, a certification by the Borrower and each Key Contractor, or a no lien certificate from the local registries, as applicable), related to such Works within seven (7) days of payment for any substantial portion of such Work. Any contractor or supplier performing Works after the Cut-Off Date shall be listed in Part A of Schedule 3.01(x) and an estimate of all amounts owed or owing to such contractor or supplier shall be listed in Part B of Schedule 3.01(x), in each case as required pursuant to Section 3.01(x).

(g)     (i) Within thirty (30) days of the end of each fiscal quarter following the Effective Date until the True-Up Date, and (ii) semi-annually, on each April 30 and October 31 following the True-Up Date until the Loan Maturity Date, the Borrower shall provide a Reservoir Monitoring Report to OPIC.

SECTION 6.02.     Maintenance of Rights and Compliance with Laws.

The Borrower shall: (a) obtain, maintain in full force and effect, and renew or cause to be obtained, maintained and renewed all Consents, leases and other rights in land, and franchises necessary for the conduct of its business and the performance of its obligations hereunder and under the other Transaction Documents as of such time as they are needed for the then-current stage of the Project or Borrower’s operations; (b) conduct its business in compliance with all Environmental Laws, Corrupt Practices Laws, Worker Rights Requirements, Consents and with its Charter Documents and with all other Applicable Laws and Consents; and (c) duly pay before they become overdue all Taxes levied or imposed in any jurisdiction upon its property, earnings, or business that, if not paid, could be a Material Adverse Effect, and all Indebtedness and other liabilities in a timely manner in accordance with normal business practices and with the terms governing the same, except amounts being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves shall have been set aside in accordance with Accounting Standards. The Borrower shall promptly deliver to OPIC a Certified copy of any other Consent obtained after the date of first Disbursement.

SECTION 6.03.     Maintenance of Insurance.

The Borrower shall:

(a)      deliver to OPIC all certificates of insurance and reinsurance, binders and copies of Insurance Policies on or prior to the time when such documents are required pursuant to part 5 of Schedule 6.03;

(b)     maintain or cause to be maintained in effect at all times insurance, with respect to the Project, against such risks and hazards, in such amounts, and in such form, as is usually carried by companies of a similar size that are engaged in the same or a similar business and that own similar properties in the same or similar geographic area as the Project, and in any event in compliance with the minimum insurance requirements set out in Schedule 6.03;

(c)     apply all Insurance Proceeds in accordance with the terms of the Accounts Agreement and, if applicable, the Accounts Administration and Retention Agreement;

(d)     enforce its rights under the Material Project Documents and the MINOSA PPA, to the extent that it has such rights, so as to ensure that any Person (other than the Borrower) required to provide insurance obtains and maintains Insurance Policies as required thereby; and

(e)     observe and comply with each other obligation and agreement set forth in Schedule 6.03.

SECTION 6.04.     Accounting and Financial Management.

(a)     The Borrower shall (i) comply with Corrupt Practices Laws; (ii) maintain adequate accounting, management information and cost control systems; (iii) prepare its Financial Statements in accordance with Accounting Standards; (iv) engage PricewaterhouseCoopers, or other independent internationally recognized accountants satisfactory to OPIC, as its regular independent auditors; (v) notify OPIC of any change in such accountants and the reason therefor; and (vi) instruct such accountants to communicate directly with OPIC regarding the Borrower’s accounts and operations. Without limiting the foregoing, the Borrower shall maintain the systems described in clause (ii) and related management and accounting policies and controls that are sufficient to provide reasonable assurances of compliance with applicable Corrupt Practices Laws and the prevention of Prohibited Payments.

(b)     The Borrower shall comply with the applicable requirements of (i) the Anti-Money Laundering Laws, (ii) OFAC Regulations, and (iii) all other applicable export control, anti-boycott and economic sanctions laws of the U.S. and other jurisdictions relating to its business and facilities.

SECTION 6.05.     Financial Statements and Other Information.

At its cost, the Borrower shall furnish to OPIC each of the following:

(a)     within forty-five (45) days after the end of each of the first three fiscal quarters of each Fiscal Year, its unaudited Financial Statements, all Certified by a Financial Officer as being true and complete and fairly presenting in all material respects the financial position, results of operations and cash flows of the Borrower as of the dates indicated and for the periods specified, subject to the absence of disclosures normally made in footnotes and to customary year-end adjustments, together with such officer’s certificate substantially in the form of Exhibit F (i) that his or her review has not disclosed the existence of any Default or Event of Default, or, if any such Default or Event of Default then exists, specifying the nature and period of existence thereof and what action the Borrower has taken or proposes to take with respect thereto and (ii) demonstrating in reasonable detail the Borrower’s compliance with the financial ratios set forth in Section 6.10 and the basis for such calculations;

(b)     within one-hundred twenty (120) days after the end of each Fiscal Year, its audited Financial Statements, together with (i) an auditor’s report in accordance with the Accounting Standards and (ii) a statement from the Borrower’s auditors to the effect that based on their examination, as of the date of the audited financial statements, the Borrower was in compliance with the financial ratios under Section 6.10;

(c)     within forty-five (45) days after the end of each fiscal quarter, a Certified report setting forth in reasonable detail all transactions between the Borrower, on the one hand, and any of the Shareholders or any Affiliate of any such Shareholder, on the other hand;

(d)     semi-annually, beginning on the first to occur of June 30 or December 31, an Operating Report substantially in the form set out in Schedule 6.05(d) (Operating Report);

(e)     not later than June 30 of each year, beginning on the first June 30 to occur following the first anniversary of the first Closing Date, the Self-Monitoring Questionnaire;

(f)     on or prior to the True-Up Date, a certification (expected to be included in the request for final Disbursement) that the Borrower has completed the noise assessment referenced in Section 3.1 of the ESAP and is in compliance with the noise standards contained within IFC 2007 Environmental, Health, and Safety General Guidelines;

(g)     within six (6) months of the end of the Commitment Period, a certificate of an Authorized Officer of the Borrower, setting forth in reasonable detail the Project Costs to which the proceeds of the final Disbursement were applied, substantially in the form of Exhibit G; and

(h)     copies of all other annual or interim reports and management letters submitted to the Borrower by its independent accountants, and such other information and data with respect to the Borrower’s or the Shareholders’ operations, condition (financial or otherwise), assets, and prospects (including supporting information as to compliance with this Agreement) as OPIC may reasonably request from time to time.

SECTION 6.06.     Annual Operating Budget.

(a)     As soon as it is available, but in any event at least thirty (30) days prior to the commencement of each Fiscal Year, the Borrower shall submit to OPIC for approval by OPIC the Annual Operating Budget for such Fiscal Year prepared by the Borrower. Each Annual Operating Budget shall be consistent with the Financial Model and be accompanied by a certificate of an Authorized Officer of the Borrower certifying that the budget is a reasonable estimate for the period covered thereby and is in compliance with the requirements of this Section 6.06.

(b)     A proposed Annual Operating Budget shall become effective on the later of (i) the first day of the relevant Fiscal Year and (ii) the date OPIC advises the Borrower that OPIC has approved such Annual Operating Budget. If OPIC does not approve an Annual Operating Budget, OPIC shall advise the Borrower of the items that are disapproved and the reason for such disapproval.

(c)     With respect to those aspects of any Annual Operating Budget that are not approved, the Borrower and OPIC shall continue to discuss such aspects in good faith and the Annual Operating Budget for the preceding Fiscal Year related to such disapproved items shall be applicable and shall for all purposes hereof be deemed to be part of the approved Annual Operating Budget for the current Fiscal Year until such time as such aspects of the Annual Operating Budget for the current Fiscal Year have been approved in writing by OPIC.

SECTION 6.07.     Access to Records; Inspection; Meetings.

The Borrower shall, upon OPIC’s reasonable prior request, give, or cause to be given, to any representatives of OPIC access, during business hours, to the Project, the Site and the Borrower’s business and permit them to (a) examine, copy, and make extracts from, any and all records and documents in the possession or subject to the control of the Borrower relating to its operations and financial affairs, (b) inspect any of its facilities or properties, and (c) communicate with employees, agents, or contractors of the Borrower who have or may have knowledge of matters with respect to which OPIC seeks information. If an Event of Default shall have occurred and be continuing and if OPIC so requests, the Borrower shall give OPIC not less than five (5) Business Days’ notice of, and shall permit an OPIC representative to attend (either in person, telephonically or by other electronic means), as a non-voting observer, each formal meeting of the Borrower’s shareholders and of its directors. In conducting any visit or inspection under this Section 6.07, OPIC and its representatives shall abide by and comply with all applicable health, safety and environmental policies and insurance requirements relating to the Project of which the Borrower notifies OPIC in writing reasonably in advance of such visit or inspection.

SECTION 6.08.     Notice of Default and Other Matters.

The Borrower shall notify OPIC promptly, but in any event within two (2) Business Days in general and within 24 hours when required pursuant to Section 6.11(c), of (i) the occurrence, to its knowledge, of any Default, (ii) the occurrence of any Event of Default that is continuing and any steps the Borrower is taking to remedy such situation, (iii) any legal or arbitral proceedings against the Borrower or any Shareholder or, to its Knowledge, any Material Project Party involving claims that either (x) relate to the Project and individually or in the aggregate at any given time exceed the equivalent of $500,000 or (y) otherwise could reasonably be expected to be a Material Adverse Effect and (iv) the occurrence of any other condition or event (including action by any Governmental Authority) that could reasonably be expected to be a Material Adverse Effect and any steps the Borrower is taking to remedy such situation.

SECTION 6.09          Security Documents.

(a)     The Borrower, at its own cost, shall take all actions necessary to maintain each of the Security Documents in full force and effect and enforceable in accordance with its terms and to preserve OPIC’s security, including (i) maintaining all filings and recordations, (ii) paying fees and other charges, (iii) issuing supplemental documentation and continuation statements, (iv) discharging all Liens or other claims adversely affecting the rights of OPIC in the property subject to any Security Document other than Permitted Liens, (v) publishing or otherwise delivering notice to third parties, (vi) delivery of title documents, and (vii) taking all actions necessary to ensure that all after-acquired property of the Borrower is subject to a valid and enforceable, perfected first priority Lien, subject only to liens with statutory priority under Applicable Law with respect to claims of labor, tax and software licenses, in favor of OPIC within one-hundred twenty (120) days after the acquisition of any real property and thirty (30) days after the acquisitions of any equipment or movable goods.

(b)     Without limiting the generality of subsection (a) above, in the event that any Governmental Authority issues or adopts any new Applicable Law relating to the creation, preservation, registration, perfection, protection or enforcement of security interests in assets of the same character as those covered by the Security Documents, or issues any clarifications of any existing Applicable Law relating to the same, the Borrower shall, at its own cost, execute and deliver all such additional amendments, assignments, certificates, instruments, notifications, or other documents and give further assurances and do all such other acts and things as OPIC shall reasonably request or as may be provided for in such new Applicable Law or any clarifications of any existing Applicable Law, to create, preserve, register, perfect, protect or enforce the security interest provided for in the Security Documents. All actions to be performed by the Borrower shall be taken by the Borrower within (i) one-hundred twenty (120) in the case of the Administration and Guaranty Trust Agreement, and (ii) fifteen (15) days in the case of the Share Pledge Agreement and Honduran Share Trust Agreement after the issuance and applicability of such Applicable Law or clarification to OPIC’s security interest as provided in the preceding sentence (whether by the receipt of notice from OPIC or otherwise).

SECTION 6.10.     Financial Ratios; DSR Requirement; Well Reserve Requirement.

(a)     The Borrower shall maintain at all times following COD, but calculated at the end of the first full fiscal quarter occurring thereafter, (i) a ratio of Cash Flow for the most recently completed four (4) consecutive full fiscal quarters (or the number of full fiscal quarters completed after COD), taken as a single accounting period, to Debt Service for the most recently completed four (4) consecutive full fiscal quarters (or lesser number of quarters if fewer quarters have been completed as contemplated above), taken as a single accounting period, of not less than 1.1 to 1 (such ratio, the “Historic DSCR”); and (ii) a ratio of Cash Flow for the next succeeding four (4) consecutive full fiscal quarters, taken as a single accounting period, to Debt Service for the next succeeding four (4) consecutive full fiscal quarters of not less than 1.1 to 1 (such ratio, the “Projected DSCR”).

(b)     At all times after the establishment of the Offshore Debt Service Reserve Account pursuant to Accounts Agreement, the Borrower shall maintain funds or assets on deposit in the Offshore Debt Service Reserve Account with a market value at least equal to the DSR Requirement.

(c)     At all times following the first Disbursement until the True-Up Date, the Borrower shall maintain funds or assets on deposit in the Offshore Well Reserve Account with a market value at least equal to $2,000,000.

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SECTION 6.11.     Environmental, Health and Safety Compliance.

(a)     The Borrower shall comply with, and shall conduct its business and operations, and maintain its assets, equipment, property, leaseholds, and other facilities in compliance with (i) the Environmental and Social Requirements, and (ii) all Applicable Laws regarding the environment, health and safety, and social performance. In cases in which land is not voluntarily purchased from existing land owners at market rates, the Borrower shall follow international best practices described in the International Finance Corporation’s Performance Standard Number 5 for Land Acquisition and Involuntary Resettlement. The Borrower shall maintain or cause to be maintained all Consents required for the Project under Applicable Law or the Environmental and Social Requirements relating to: (A) air emissions; (B) discharges to surface water or ground water; (C) noise emissions (it being understood that the Borrower will be able to assess and confirm compliance with applicable noise standards only upon completion of the noise assessment referenced in Section 3.1 of the ESAP); (D) solid or liquid waste disposal; (E) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes; and (F) other environment, health and safety, and social performance matters.

(b)     The Borrower shall implement and comply at all times with the Environmental and Social Plans and the requirements of the ESAP (it being understood that the Borrower will be able to assess and confirm compliance with applicable noise standards only upon completion of the noise assessment referenced in Section 3.1 of the ESAP). The Borrower shall not amend the Environmental and Social Plans without OPIC’s prior written consent.

(c)     The Borrower shall notify OPIC immediately, and in no event later than twenty-four (24) hours after the Borrower becomes aware, through the exercise of reasonable due diligence and care, of any accident directly or indirectly caused by the Project, occurring at the Site or affecting any Worker engaged in their official duties that results in the loss of life or that has, or that could reasonably be foreseen to have a material adverse impact on the environment. The Borrower shall submit to OPIC within thirty (30) days after the occurrence of such event a summary report thereof.

(d)     The Borrower shall require each Project Contractor, with respect to itself and any of its Project Subcontractors, to comply with the requirements described in Sections 6.11(a), 6.11(b) and 6.11(c).

(e)     The Borrower shall follow international best practices described in International Finance Corporation’s Performance Standard Number 5 – Land Acquisition and Involuntary Resettlement where the Project results in physical and/or economic displacement of any person(s).

(f)     The Borrower shall deliver to OPIC within ninety (90) days of the end of the calendar year on which this Agreement is executed, and annually thereafter within such ninety (90) day period, a report in form and substance satisfactory to OPIC summarizing the Project’s compliance with the Environmental and Social Requirements over the preceding twelve (12) months. Each report shall include:

(i) measures taken to operate the Project in a manner consistent with the Environmental and Social Requirements;

(ii) results of all environmental monitoring or sampling activity (including noise, wastewater discharge, water use, water quality and air emissions) required to be submitted to any Governmental Authority pursuant to Applicable Law or that may be required or requested by OPIC under the Financing Documents;

(iii) summary of training provided to employees;

(iv) material accidents impacting the environment or workers, including significant spills, lost time incidents and corrective actions implemented to address these accidents;

(v) emergency response incidents;

(vi) any recommended revisions to the ESMS;

(vii) any compliance actions taken by the host country or local government;

(viii) summary of stakeholder engagement activities and of community development activities undertaken by the Borrower;

(ix) listing of stakeholder grievances and resolutions, and of worker grievances and resolutions; and

(x) security incidents.

(g)     All plans, procedures, notices, reports and other deliverables required under Section 4.15 and this Section 6.11 shall be delivered electronically to eia@opic.gov and copied to notices@opic.gov.

SECTION 6.12.     Worker Rights.

(a)     The Borrower shall:

(i)      not take any actions to prevent Workers from lawfully exercising their right of association and their right to organize and bargain collectively, or take any actions, or otherwise interfere with, coerce, or penalize, on the basis of the right of association or on the basis of organization and collective bargaining activities or membership, that may result in any form of retaliation, including, but not limited to, the termination, suspension, demotion, blacklisting, or transfer of any Worker by the Borrower, or by an officer, agent, or representative thereof;

(ii)      observe Applicable Laws relating to a minimum age for employment of children, acceptable conditions of work with respect to minimum wages, hours of work, and occupational health and safety;

(iii)      not use forced or compulsory labor, including, but not limited to any form of slavery or bonded labor;

(iv)      explain, document, and make available in writing and orally to each Worker, information regarding all of their working conditions and terms of employment, including their entitlement to wages and any benefits and the Worker Rights Requirements, prior to the later of (A) thirty (30) days after the date hereof or (B) each Worker commencing work;

(v)      not employ persons, formally or informally, under the age of fifteen (15) for general work or under the age of eighteen (18) for work involving hazardous activity, which is work that by its nature or the circumstances in which it is carried out is likely to harm the health, safety, or morals of those persons;

(vi)     not make employment decisions or discriminate with respect to aspects of the employment relationship on the basis of personal characteristics unrelated to inherent job requirements, including gender, race, religion, nationality, political opinion, or social or ethnic origin;

(vii)     not require hourly or quota-based wage Workers to work more than 48 standard hours of work per week and that all Workers shall be guaranteed a weekly 24-hour rest period;

(viii)     pay all wages, including all legally-mandated bonus pay and premium pay for overtime work, in full, in legal tender, and in a timely fashion, to Workers except when Workers have agreed otherwise;

(ix)     ensure that Workers have the right to remove themselves from hazardous situations without jeopardizing their continued employment;

(x)     with respect to security personnel and security arrangements, be guided by the principles of proportionality and good international practice in relation to hiring, rules of conduct, training, equipping, and monitoring of such Workers and by applicable law, and engage such personnel in a manner consistent with the International Finance Corporation’s Performance Standard 4 paragraphs 12-14;

(xi)     implement and comply at all times with the Worker Rights Action Plan set forth in Schedule 6.12; and

(xii)     require each Project Contractor, with respect to itself and any of its Project Subcontractors, to comply with the foregoing requirements; provided, that if any Applicable Law, or collective bargaining agreement, imposes a requirement that is more protective of worker rights than any of the foregoing requirements, the Borrower shall, and shall cause the Project Contractor(s) and Project Subcontractor(s) to, observe such Applicable Law or collective bargaining agreement (the requirements set forth in this Section 6.12(a), collectively, the “Worker Rights Requirements”).

(b)     In the event that information concerning non-compliance or potential non-compliance with the Worker Rights Requirements (a “Worker Rights Non-Compliance”) comes to the attention of a responsible officer of the Borrower, the Borrower shall give prompt notice thereof to OPIC’s Director of Labor and Human Rights by email to the following address labor@opic.gov. The Borrower shall use all reasonable efforts, including remediation, to cure or to cause the relevant Project Contractor or Project Subcontractor to cure, or prevent the recurrence of, any Worker Rights Non-Compliance.

(c)     Notwithstanding the foregoing, the Borrower shall not be responsible for any Worker Rights Non-Compliance resulting from the actions of a government.

SECTION 6.13.     Additional Project Documents.

The Borrower shall promptly deliver to OPIC a Certified copy of any Project Document entered into after the first Closing Date, or any amendment to any Project Document pursuant to Section 7.03, which Project Document shall be in form and substance satisfactory to OPIC.

SECTION 6.14.     Drilling Program.

The Borrower shall comply with the provisions of the Drilling Program and shall use commercially reasonable efforts to complete the Drilling Program, and confirm the completion thereof to OPIC, by the date on which the True-Up Confirmation is provided.

SECTION 6.15.     SERNA Direct Agreement.

The Borrower shall, within six (6) months of the first Closing Date, deliver to OPIC the SERNA Direct Agreement, duly executed by SERNA and the Borrower.

ARTICLE VII
NEGATIVE COVENANTS

Unless OPIC otherwise agrees in writing, so long as the Commitment remains outstanding or until all amounts due and to become due hereunder and under the Notes shall have been indefeasibly paid in full, the Borrower agrees as follows:

SECTION 7.01.     Liens.

The Borrower shall not, directly or indirectly, create, assume, or otherwise permit to exist any Lien on any of its assets, whether now owned or hereafter acquired, or in any proceeds or income therefrom, except for the following Liens (collectively, the “Permitted Liens”):

(a)     the Liens created under the Security Documents or pursuant to any other Financing Documents;

(b)     tax, mechanic’s, worker’s or other like Liens arising by mandatory provision of law securing obligations incurred in the ordinary course of business that are not yet overdue or that are being contested or litigated in good faith and for which reserves in an amount equal to or exceeding the amount of the Liens for Taxes, assessments or charges have been made in accordance with Accounting Standards;

(c)     any Liens that are created in order to continue an administrative or judicial proceeding in which the Borrower is a party and wishes in good faith to present a defense in accordance with Applicable Law and which do not constitute an Event of Default, provided, that (i) at all times there is a stay of execution, (ii) bonds or other security have been provided in an amount equivalent to the value of the property attached and (iii) the Borrower is diligently proceeding with its defense;

(d)     any minor easements, rights of way and other similar encumbrances incurred in the ordinary course of business that, in each case, do not and will not adversely impact the value of the Project or give any Person the right to interfere with the construction, operation, ownership and maintenance of the Project and do not and will not create, in any respect, rights preferred to those legally or contractually held by the Borrower; and

(e)     the Liens listed on Schedule 7.01.

SECTION 7.02.     Indebtedness.

The Borrower shall not incur, assume, guarantee, or permit to exist, or otherwise become liable for Indebtedness except:

(a)     the Loan;

(b)     Indebtedness fully subordinated to the Loan on terms satisfactory to OPIC;

(c)     Indebtedness consisting of suppliers of goods or services incurred in connection with the construction and operation of the Project, provided, that, such Indebtedness is expressly included in the Annual Operating Budget or otherwise approved by OPIC;

(c)    Indebtedness consisting of trade credit from suppliers of goods or services incurred in the ordinary course of business in an aggregate amount not to exceed $250,000 and on terms requiring payment in full in not more than ninety (90) days;

(d)     Indebtedness consisting of unsecured short-term credit facilities not exceeding $250,000, in the aggregate, from commercial banks requiring repayment in not more than one hundred and eighty (180) days;

(e)     the Priority Fee and the Remainder Fee; and

(f)     Indebtedness (other than to any of the Ormat Parties or any Affiliate thereof) listed on Schedule 7.02;

provided, that in no event shall any Indebtedness described above, when incurred, cause the Borrower to fail to meet the financial ratios set forth in Section 6.10.

SECTION 7.03.     No Alteration or Assignment of Agreements.

(a)     The Borrower shall not terminate, amend, grant any waiver of, or assign any of the respective duties or obligations under, any provision of any Borrower Document or any Consent (other than amendments or waivers, either to correct manifest error or which are of a stylistic, minor, or purely technical nature and do not change materially any Person’s rights or obligations; provided, that the Borrower shall promptly give OPIC notice, and provide OPIC with a copy, of such amendment or waiver).

(b)     The Borrower shall not make any changes to the assumptions in the Financial Model for the Project without OPIC’s prior written consent.

(c)     The Borrower shall not compromise or settle any claim against any Person, the compromise or settlement of which in the manner contemplated by the Borrower would materially reduce the amount of any payment due to the Borrower or could reasonably be expected to adversely affect the Borrower’s ability to perform its obligations under the Transaction Documents.

SECTION 7.04.     Restricted Payments and Shareholder Payments.

The Borrower shall not make, or incur any obligation to make, any Restricted Payment or any Shareholder Payment; provided, however, that after the Borrower has made at least one (1) Principal Installment, the Borrower may (subject to the mandatory prepayment provisions set forth in Section 2.05(b)) make Restricted Payments and Shareholder Payments if, but only if, after giving effect to each such Restricted Payment or Shareholder Payment, (i)  no Default or Event of Default shall have occurred and be continuing or will occur as a result of such Restricted Payment or Shareholder Payment, and (ii) the Historic DSCR and the Projected DSCR shall not be less than 1.2 to 1. Notwithstanding the foregoing provisions of this Section 7.04, the Borrower may make (w) Shareholder Payments approved pursuant to the then applicable Annual Operating Budget and payments from proceeds of the Disbursement(s) of the Loan to reimburse the Sponsor and the Shareholders for any equity contributions (including shareholder loans) made prior to the date of COD and which were in excess of the amounts required to be contributed by the Sponsor and the Shareholders under the Financing Documents (as confirmed by OPIC in consultation with its consultants), (x) payment of the Priority Fee in accordance with the terms of the Administration and Guaranty Trust Agreement, (y) payment of the Development Fee to the Shareholders and (z) on an annual basis, payments in respect of the Parent Support Services.

SECTION 7.05.     Conduct of Business with Affiliates.

The Borrower shall not conduct any business with or enter into any business transaction involving any Shareholder or any Affiliate of any Shareholder, except on an arm’s-length basis and subject to the reporting requirement set forth in Section 6.05(c).

SECTION 7.06.      No Sale of Assets; Mergers.

The Borrower shall not:

(a)     sell, assign, convey, lease, or otherwise dispose of its assets, except for the sale of power and renewable energy credits (if any) and the replacement of a capital asset with a capital asset of equal or greater utility or value at the time of the disposition and the disposition of inventory in the ordinary course of business or worn-out, obsolete, uneconomic, or surplus property;

(b)     dissolve, liquidate, or otherwise cease to do business; or

(c)     merge or consolidate with any Person.

SECTION 7.07.     Lease Obligations.

The Borrower shall not enter into any agreement or arrangement to acquire by lease the use of any property or equipment of any kind, if the annual rental payable under such lease, when aggregated with the annual rentals payable under all other leases already entered into by the Borrower, would exceed $350,000 or its equivalent in any Fiscal Year with the exception of any leases listed on Schedule 7.07 or otherwise approved by OPIC (including in the Annual Operating Budget).

SECTION 7.08.     Ordinary Conduct of Business.

The Borrower shall not:

(a)     engage in any business other than the Project;

(b)     change the Project or the Site in any material respect;

(c)     change its Charter Documents (other than for amendments or modifications, either to correct manifest error or which are of a stylistic, minor, or purely technical nature and do not change the Charter Documents in any material respect; provided, that the Borrower shall promptly give OPIC notice, and provide OPIC with a copy, of such amendment or modification);

(d)     change its name or take any action that might adversely affect the Liens created by the Security Documents;

(e)     enter into any partnership, profit-sharing or royalty agreement, or other similar arrangement whereby the Borrower’s income or profits are, or might be, shared with any other Person;

(f)     (i) create any subsidiaries, (ii) acquire by purchase or otherwise any of the shares of share capital, other equity interests, or assets of another Person, or (iii) make or permit to exist any loans or advances to, or assume, guarantee, endorse, or otherwise become directly or contingently liable for, any obligation or Indebtedness of, any Person other than the endorsement of negotiable instruments for collection in the ordinary course of business and the prudent investment of idle surplus funds in readily marketable Dollar-denominated debt securities;

(g)     fail to maintain its corporate existence and its right to carry on its operations; or

(h)     adopt, establish, maintain, sponsor, administer, contribute to, participate in, or incur any liability under or obligation to contribute to, any Employee Benefit Plan, Guaranteed Pension Plan, or Multiemployer Plan or incur any liability to provide post-retirement welfare benefits, except such liability to provide post-retirement welfare benefits as may be required by Applicable Law or other non-material post-retirement welfare benefits.

SECTION 7.09.     OFAC Compliance.

(a)     The Borrower shall ensure that none of the Borrower, Borrower’s directors, members of senior management or the Shareholders or Elcosa shall be a Person included in any OFAC List or otherwise subject to sanctions under OFAC Regulations.

(b)     The Borrower shall not, and shall ensure that none of its directors, officers, employees, Affiliates, agents, or Persons acting on its behalf will, directly or indirectly, use, lend, make payments of, contribute or otherwise make available, all or any part of proceeds of the Loan to fund any trade, business, or other activities (i) involving or for the benefit of any Person included in any OFAC List or otherwise subject to sanctions under OFAC Regulations, or (ii) that could result in any Person (including OPIC) being in breach of OFAC Regulations, becoming included in any OFAC List, or otherwise becoming subject to sanctions under OFAC Regulations.

SECTION 7.10.     Prohibited Payments.

Neither the Borrower nor any Person acting on behalf of the Borrower shall make any Prohibited Payment.

SECTION 7.11.     Accounts.

The Borrower shall not establish or maintain any account with a bank or other financial institution other than the Accounts and the Citi Onshore O&M Account, provided that the latter account is used solely for the purpose of funding expenses of the Borrower denominated in Lempiras and (a) deposits to the Citi Onshore O&M Account shall not exceed the aggregate amount requested by the Borrower prior to any quarter in respect of such expenses reasonably anticipated for such quarterly period and approved in writing by OPIC.

SECTION 7.12          Project; Site.

The Borrower shall not use, maintain, operate, or occupy, or allow the use, maintenance, operation, or occupancy of, any portion of the Site or the Project, other than in accordance with the Transaction Documents and pursuant to the Project. Without limiting the foregoing, the Borrower shall not exercise any rights or options to acquire real property, whether under the MINOSA Cooperation Agreement or otherwise, without the prior written consent of OPIC.

SECTION 7.13          Project Documents.

The Borrower shall not, without OPIC’s prior written consent, do any of the following: (a) enter into any Project Documents other than the Material Project Documents and any other Project Documents consented to in writing by OPIC, (b) consent to or otherwise accept or approve any replacement of the Joint Guarantee, (c) commence delivery of power under the MINOSA PPA, (d) deliver notice to ENEE as to any Committed Power Capacity for Third Parties under the ENEE PPA, (e) deliver notice to MINOSA stating that the conditions precedent have been fulfilled to the Borrower’s satisfaction or that the Borrower has been exempted in writing from fulfilling them or (f) supply or consent to supply to MINOSA more than 3 MWe of power in any month; provided that for the foregoing clauses (c), (d) and (e), such prior written consent from OPIC shall not be unreasonably conditioned.

ARTICLE VIII
DEFAULTS AND REMEDIES

SECTION 8.01.     Events of Default.

Each of the following events or circumstances shall constitute an “Event of Default”:

(a)     Payment Default. The Borrower fails to pay when due any amount payable to OPIC pursuant to this Agreement, any Note, or any other Financing Document.

(b)     Cross-Default. (i) The Borrower fails to pay any amount due on any of its Indebtedness (including principal, interest and any premium or fee thereon, but excluding Indebtedness evidenced by this Agreement and the Notes) (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) having an aggregate principal amount (including undrawn revolving or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $350,000, and such failure continues beyond the applicable cure period, if any, (ii) a default occurs under any agreement or instrument evidencing, or under which the Borrower has outstanding at the time, any such Indebtedness and such default is continuing beyond the applicable cure period, if any, if the effect of such default is to accelerate or to permit the acceleration of the maturity of such Indebtedness, or (iii) any such Indebtedness shall be declared to be due and payable, or required to be prepaid, prior to the stated maturity thereof as a result of a default or other similar adverse event.

(c)     Representation Default. Any representation or warranty made or deemed made by or on behalf of the Borrower or any Shareholder in any Financing Document proves to have been incorrect in any material respect when made or deemed made.

(d)     Covenant Default. The Borrower fails to comply with any covenant or provision set forth in Sections 6.08, 6.09, 6.10, 6.11 (except as provided in Section 8.01(f)) or 6.12 (except as provided in Section 8.01(e)) or Article VII.

(e)     Worker Rights Non-Compliance. With respect to any Worker Rights Non-Compliance caused by a Project Contractor or Project Subcontractor, the Borrower fails to cause the relevant Project Contractor or Project Subcontractor to cure, or prevent the recurrence of, any Worker Rights Non-Compliance and such failure continues for ninety (90) days after the first occurrence of such Worker Rights Non-Compliance.

(f)      Approvals Default. Any Consent necessary for the execution, delivery, or performance of any Transaction Document or for the validity or enforceability of any of the Borrower’s or any Shareholder’s obligations under any of the Transaction Documents is not effected or given or is withdrawn or ceases to remain in full force and effect and (unless the lack of such Consent could have a Material Adverse Effect) such Consent remains not effected or given or is withdrawn or ceases to remain in full force and effect for a period of thirty (30) days or more.

(g)     Obligation Default. The Borrower fails to comply with or perform any agreement or covenant contained herein other than those referred to in Sections 8.01(a), (b), (c), (d), (e) or (f) above and such failure continues for thirty (30) days after the occurrence thereof; provided, that, if (i) the Borrower has diligently sought to remedy such breach or default but through its good faith efforts has been unable to do so, and (ii) such breach or default is capable of cure within sixty (60) days, then such thirty (30) day period shall be extended to such date, not to exceed a total of sixty (60) days, as shall be necessary for the Borrower to cure such breach or defaults.

(h)     Transaction Document Default. Any Transaction Document at any time for any reason (i) ceases to be in full force and effect (other than upon expiration in accordance with its terms when fully performed or upon termination and replacement, which termination or replacement shall be with OPIC’s prior written consent if such Transaction Document is a Material Project Document or the MINOSA PPA), (ii) is declared to be void or is repudiated, (iii) is suspended or revoked, or terminated (other than upon expiration in accordance with its terms when fully performed or upon termination and replacement with OPIC’s prior written consent), (iv) the validity or enforceability thereof is at any time contested in writing by the Borrower, any Shareholder or any other counter-party (other than OPIC), (v) ceases to give or provide the respective rights, titles, remedies, powers, or privileges intended to be created thereby, or (vi) with respect to the Ormat Guaranty only, any amendment, deletion or other modification takes effect without the prior written consent of OPIC; provided that there shall be no Event of Default hereunder in respect of any Material Project Document referred to in Sections 4.01(c)(ix) and (xi) or any other Project Document that is not a Material Project Document (each, a “Replaceable Project Document”) if any such Replaceable Project Document is restored or replaced with an equivalent Project Document (together with any replacement Direct Agreement if applicable) with the original counterparty to such Replaceable Project Document or another Person of similar or superior creditworthiness and experience as such original counterparty at the time of such replacement, in each case, on terms reasonably satisfactory to OPIC within 45 days of the occurrence of such event or circumstance.

(i)     Security Default. (i) Any Security Document, once executed and delivered, ceases at any time for any reason to provide the Liens, rights, titles, interests, remedies, powers or privileges created thereby, (ii) any Lien created in any portion of the collateral pledged pursuant to the Security Documents shall cease to be effective or fail to have the priority originally created under the Security Documents, (iii) the validity of the Security Documents or the applicability thereof to the obligations of the Borrower hereunder or any part thereof, shall be disaffirmed in writing by or on behalf of the Borrower, or (iv) OPIC’s security interest or other rights in any portion of the collateral pledged pursuant to the Security Documents shall terminate in any manner other than that contemplated by the Financing Documents.

(j)     Other Agreements Default. The Borrower, any Shareholder or any party to a Material Project Document fails to comply with or perform any of its material obligations or undertakings set forth in any Transaction Document to which it is a party (other than this Agreement or the Notes) and such failure continues beyond the applicable cure period, if any; provided that there shall be no Event of Default with respect to a Material Project Party under a Replaceable Project Document if such Material Project Party is replaced with another Person reasonably satisfactory to OPIC within 45 days of the occurrence of such event or circumstance.

(k)     Expropriation Default. Any Governmental Authority condemns, nationalizes, seizes, or otherwise expropriates any substantial portion of the assets or the capital stock of the Borrower or takes any action that would prevent the Borrower from carrying on any material part of its business or operations.

(l)     Voluntary Bankruptcy Default. The Borrower or any Material Project Party (other than ENEE or SERNA) (i) applies for, or consents to the appointment of, a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due, or generally fails to pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, or insolvency laws, (v) files an answer admitting the material allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding where such action or failure to act will result in a determination of bankruptcy or insolvency against it, or (vi) takes any corporate action to authorize any of the foregoing; provided that in the case of a Material Project Party, there shall be no Event of Default if such Material Project Party is replaced with another Person reasonably satisfactory to OPIC within 45 days of the occurrence of such event or circumstance.

(m)     Involuntary Bankruptcy Default. Without its application, approval, or consent, a proceeding is instituted in any court of competent jurisdiction or by or before any government or governmental agency of competent jurisdiction, seeking in respect of the Borrower or any Material Project Party (other than ENEE or SERNA) adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of Indebtedness, the appointment of a trustee, receiver, liquidator, or the like of it or of all or any substantial part of its property or assets, or other like relief in respect of it under any bankruptcy, reorganization, or insolvency law; and, if such proceeding is being contested by it in good faith, the same continues undismissed for a period of sixty (60) days; provided that there shall be no Event of Default with respect to a Material Project Party under a Replaceable Project Document if such Material Project Party is replaced with another Person reasonably satisfactory to OPIC within 45 days of the occurrence of such event or circumstance.

(n)     Final, Non-Appealable Judgment Default. A final and non-appealable judgment or litigation settlement for the payment of money in an aggregate amount in excess of $1,000,000 (with respect to the Borrower) or $5,000,000 (with respect to any Shareholder or Elcosa) or the equivalent of such amount in another currency is rendered against, or entered into by, any of the Borrower, the Shareholders or Elcosa, and such judgment is not satisfied or discharged within ten (10) days of entry; provided that in the case of Elcosa, the Sponsor and OII, any such judgment could reasonably be expected to have a material and adverse effect on the performance of any obligations it may have under the Transaction Documents to which it is a party or otherwise with respect to the Project.

(o)     Judgment Default. A judgment for the payment of money in an aggregate amount in excess of $1,000,000 (with respect to the Borrower) or $5,000,000 (with respect to OrPower 19, the Intermediate Shareholder or Elcosa) or the equivalent of such amount in another currency is rendered against, or entered into by, any of the Borrower, OrPower 19, the Intermediate Shareholder or Elcosa, and such judgment is not appealed in a timely manner and, in any case, within ninety (90) days; provided that in the case of Elcosa, OrPower 19 and the Intermediate Shareholder, any such judgment could reasonably be expected to have a material and adverse effect on the performance of any obligations it may have under the Transaction Documents to which it is a party or otherwise with respect to the Project; and provided, always, that such appeal must have the effect of staying the enforcement of such judgment pending the relevant appeal.

(p)     Material Adverse Effect Default. Any event, development or circumstance shall have occurred that, in the reasonable determination of OPIC, has or could reasonably be expected to have a Material Adverse Effect.

(q)     Political Violence Default. Any acts of war (whether declared or undeclared), revolution, insurrection, civil war, strife of a lesser degree, terrorism, or sabotage occur that cause the destruction, disappearance or physical damage of a substantial portion of the assets of the Borrower or prevent the Borrower from carrying on any material part of its business or operations.

(r)     U.S. Persons Default. At any time prior to the end of the Commitment Period, U.S. Persons acceptable to OPIC shall cease to retain an ultimate beneficial ownership interest in the Borrower of at least twenty-five percent (25%).

(s)     Change of Control Default. Any Change of Control of the Borrower occurs without the prior approval of OPIC.

(t)     Right to Site Default. Except pursuant to the Security Documents, the Borrower ceases to have the right to possess and use, or shall be prevented from possessing or using, the Site or any material portion thereof for the purpose of owning, constructing, maintaining and operating the Project in the manner contemplated by the Transaction Documents, and such loss of right is or could reasonably be expected to be a Material Adverse Effect.

(u)     Abandonment Default. The Borrower voluntarily Abandons the Project.

SECTION 8.02.     Remedies upon Event of Default.

(a)     Except as otherwise provided in Section 8.02(b), if any Event of Default has occurred and is continuing, OPIC may at any time do any one or more of the following (i) suspend or terminate the Commitment, (ii) declare, by written demand for payment, any portion or all of the Loan to be due and payable, whereupon such portion or all of the Loan, together with interest accrued thereon and all other amounts due under the Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Borrower hereby expressly waives, or (iii) except as required by Applicable Law, without notice of default or demand, proceed to protect and enforce its rights and remedies by appropriate proceedings or actions, whether for damages or the specific performance of any provision of any Financing Document, or in aid of the exercise of any power granted in any Financing Document, or by law, or may proceed to enforce the payment of any Note. In addition, upon the occurrence of an Event of Default referred to in Section 8.01(e), OPIC may require the Borrower to terminate, or cause the relevant Project Contractor to terminate, such Project Contractor’s or Project Subcontractor’s Project Contract, as the case may be.

(b)     Upon the occurrence of an Event of Default referred to in Sections 8.01(m) or (n), (i) the Commitment shall automatically terminate, and (ii) the Loan, together with interest accrued thereon and all other amounts due under the Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice or action of any kind, all of which the Borrower hereby expressly waives.

SECTION 8.03.     Arbitration.

(a)     Any Dispute shall be settled by arbitration in accordance with the Rules; provided, however, that this agreement to arbitrate Disputes shall not include the arbitration of (i) any Excluded Claims; and (ii) any Disputes that are subject to a pending action, suit or proceeding brought by OPIC in accordance with Section 8.04.

(b)     Arbitration pursuant to this Section 8.03 is not a waiver of and shall not impair the enforcement rights of OPIC with respect to any Lien or the right of OPIC to exercise any other similar remedy under this Agreement or any other Financing Document to which the Borrower is a party, pursuant to Section 8.04(a) or otherwise, and such enforcement by OPIC shall not be deemed to be inconsistent with or a violation of the arbitration provisions of this Section 8.03.

(c)     Any awards issued by the Arbitral Tribunal shall be final and binding on the Arbitration Parties; any orders so issued shall be binding on the Arbitration Parties. Judgment upon any award issued by the Arbitral Tribunal may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant Arbitration Party or its assets. The Borrower hereby submits to the jurisdiction of the United States District Court for the Southern District of New York for the limited purpose of enforcing this agreement to arbitrate.

            (d)     The Arbitral Tribunal shall have no jurisdiction to grant any interim measure that limits or prevents, or seeks to limit or prevent, OPIC from exercising any enforcement right with respect to any Lien or enforcing any similar remedy under this Agreement or any other Financing Document to which the Borrower is a party, including without limitation any enforcement action pursuant to Section 8.04. The Borrower covenants and agrees not to seek any such interim measure, either in any arbitration pursuant to this Section 8.03 or otherwise.

(e)     Notwithstanding Section 9.03, this Section 8.03 and any arbitration pursuant thereto shall be governed by Title 9 (Arbitration) of the United States Code.

SECTION 8.04.     Borrower Consent to Suit; Exclusive Forum for Certain Actions.

(a)     Notwithstanding Section 8.03, OPIC in its sole discretion shall have the option at any time and from time to time to bring against the Borrower any action, suit or proceeding in respect of any Dispute, in any of (i) the courts of the State of New York in the County of New York or the United States District Court for the Southern District of New York, or (ii) the courts in any other jurisdiction where the Borrower or any of its property may be found; provided, however, with regard to any Dispute that has been referred to arbitration pursuant to Section 8.03 by the Borrower, OPIC may, in its discretion, initiate an action, suit or proceeding as provided herein in lieu of such arbitration and in respect of such Dispute, so long as OPIC exercises its option to do so prior to the last day on which OPIC’s statement of defense (or equivalent submission) in respect of such Dispute is to be submitted.

(b)     The Borrower hereby: (i) irrevocably waives any present or future objection to the venue of any such action, suit or proceeding, and irrevocably consents and submits unconditionally to the non-exclusive jurisdiction of any such court for itself and in respect of any of its property; (ii) irrevocably waives any claim in any such court that any such action, suit, or proceeding brought therein has been brought in an inconvenient forum; (iii) agrees that final judgment against it in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment or otherwise, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its obligation; and (iv) covenants and agrees not to resist enforcement of any such final judgment in any jurisdiction where OPIC commences enforcement proceedings.

(c)     Prior to the first Disbursement, the Borrower shall irrevocably designate and appoint an agent satisfactory to OPIC for service of process in the County of New York, New York under this Agreement and any other Financing Document governed by the laws of the State of New York, with respect to any action or proceeding in New York, as its authorized agent to receive, accept, and confirm receipt of, on its behalf, service of process in any such proceeding, and shall provide OPIC with evidence of the prepayment in full of the fees of such agent until six (6) months after the Loan Maturity Date. The Borrower agrees that service of process, writ, judgment or other notice of legal process upon said agent shall be deemed and held in every respect to be effective personal service upon it. The Borrower shall maintain such appointment (or that of a successor satisfactory to OPIC) continuously in effect at all times while the Borrower is obligated under this Agreement or any Note. Nothing herein shall affect OPIC’s right to effect service of process in any other manner permitted by Applicable Law.

(d)     Any enforcement action, suit, or other judicial, administrative or arbitral proceeding by the Borrower against OPIC (or the United States government) in respect of an Excluded Claim shall be brought exclusively in a United States federal court of competent jurisdiction in the District of Columbia.

SECTION 8.05.     Judgment Currency.

This is an international loan transaction in which the specification of Dollars is of the essence and such currency shall be the currency of account in all events. The payment obligations of the Borrower to OPIC under any Financing Document shall only be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent of the amount in Dollars received by OPIC (after any premium and costs of exchange) on the prompt conversion to Dollars in the U.S. of the amount so paid in another currency under normal banking procedures. In the event that any payment by the Borrower in another currency, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in the payment of the amount of Dollars then due at the place such amount is due, OPIC shall be entitled to demand immediate payment of and shall have a separate cause of action against the Borrower for the additional amount necessary to yield the amount of Dollars then due. In the event that OPIC upon the conversion of a payment in another currency into Dollars receives an amount greater than that to which it was entitled, the Borrower shall be entitled to prompt reimbursement of the excess amount.

SECTION 8.06.     No Immunity.

The Borrower represents and warrants that it is subject to civil and commercial law with respect to its obligations under each of the Borrower Documents, that the making and performance of such Borrower Documents and the borrowings by the Borrower pursuant hereto constitute private and commercial acts rather than governmental or public acts, and that neither the Borrower nor any of its properties or revenues has any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, set-off, execution of a judgment, or from any other legal process with respect to its obligations under such Borrower Documents. To the extent that the Borrower may hereafter be entitled, in any jurisdiction in which judicial or arbitral proceedings may at any time be commenced with respect to any Borrower Document, to claim for itself or its revenues or assets any such immunity, and to the extent that in any such jurisdiction there may be attributed to the Borrower such an immunity (whether or not claimed), the Borrower hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity. The foregoing waiver of immunity shall have effect under the United States Foreign Sovereign Immunities Act of 1976.

ARTICLE IX
MISCELLANEOUS

SECTION 9.01.     Notices.

Except as provided in Sections 6.11(g) and 6.12(b), each notice, demand, or other communication relating to this Agreement shall be in writing, shall be hand-delivered or sent prepaid by mail or overnight delivery service or e-mail (with a copy by mail to follow, receipt of which copy shall not be required to effect notice), and shall be deemed duly given when sent to the following addresses:

To the Borrower:

Geotérmica Platanares, S.A. de C.V.

Plaza Saavedra, Modulo #20 y 21

Bo. Mercedes, 1a Calle NE 3a Av NE, Frente a Hotel VIP Copan

Santa Rosa de Copán, Honduras, Centroamerica

HONDURAS

Attn.:   Elio Orozco

E-mail: eorozco@ormat.com

Phone: 504-2662-1066

with a copy to:

Ormat Technologies, Inc.

6225 Neil Road

Reno, Nevada 89511

Attn: Chief Financial Officer

To OPIC:

Overseas Private Investment Corporation

1100 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attn.: Vice President, Structured Finance and Insurance

And attn.: Managing Director, Portfolio Management Division

E-mail:     notices@opic.gov

Re: Platanares Geothermal Project (Honduras) Transaction No. 9000003553

Either party may, by written notice to the other, change the address to which such notices, demands, or other communications should be sent to it. No notice to OPIC, including notices delivered pursuant to Sections 6.11(g) and 6.12(b), shall be effective unless such notice includes the project name and number, as listed above, and, prior to the first Disbursement, attention to Vice President, Structured Finance and Insurance and, subsequent to the first Disbursement, attention to Managing Director, Portfolio Management Division.

SECTION 9.02.     English Language.

All documents to be furnished or communications made under each of the Financing Documents shall be in English or, if in another language, shall be accompanied by a Certified translation into English, which translation shall govern between the Borrower and OPIC.

SECTION 9.03.     Governing Law.

THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

SECTION 9.04.     Succession; Assignment; Benefit.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto; provided, however, that the Borrower shall not, without the prior written consent of OPIC, assign or delegate all or any part of its interest herein or obligations hereunder. This Agreement is for the sole benefit of the Borrower and OPIC, and no other Person (other than the Indemnified Persons and permitted successors or assigns of the parties hereto) shall be a direct or indirect beneficiary of, be entitled to rely hereon, or have any direct or indirect cause of action or claim in connection with this Agreement or any of the Transaction Documents.

SECTION 9.05.     Survival of Agreements.

Each agreement, representation, warranty, and covenant contained or referred to in this Agreement shall survive any investigation at any time made by OPIC and shall survive all disbursements of the Loan, except for changes permitted hereby, and, except as otherwise provided in this Section, shall terminate only when all amounts due or to become due under the Financing Documents are indefeasibly paid in full. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.07, 2.08(a), and 9.10 shall survive the payment in full of principal and interest hereunder and under the Notes.

SECTION 9.06.     Integration; Amendments.

This Agreement, including the Exhibits and Schedules hereto, and the agreements referred to herein embody the entire understanding of the parties and supersede all prior negotiations, understandings, and agreements between them with respect to the subject matter hereof. The provisions of this Agreement may be waived, supplemented, or amended only by an instrument in writing signed by the parties hereto.

SECTION 9.07.     Severability.

If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the parties hereto agree to the fullest extent permitted by law that it shall not affect the validity, legality, and enforceability of the other provisions of this Agreement and shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction. If, and to the extent that, any obligation of the Borrower (including that under Section 9.10) is unenforceable for any reason it agrees, independently of any other obligation hereunder, to make the maximum contribution to the payment and satisfaction thereof as is permissible under Applicable Law.

SECTION 9.08.     No Waiver.

(a)     No failure or delay by OPIC in exercising any right, power, or remedy shall operate as a waiver thereof or otherwise impair any of its rights, powers, or remedies. No single or partial exercise of any such right, power, or remedy shall preclude any other or further exercise thereof or the exercise of any other legal right, power or remedy. No waiver of any such right, power, or remedy shall be effective unless given in writing.

(b)     The rights, powers, or remedies provided for herein are cumulative and are not exclusive of any other rights, powers or remedies provided by law. The assertion or employment of any right, power or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other right, power or remedy.

SECTION 9.09.     WAIVER OF JURY TRIAL.

THE BORROWER AND OPIC EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM ESTABLISHED BY ANY FINANCING DOCUMENT.

SECTION 9.10.     Indemnity.

The Borrower shall, at all times, indemnify OPIC and its directors, officers, employees, and agents (each, an “Indemnified Person”) against, and hold each Indemnified Person harmless from, any losses, claims, damages, liabilities, penalties, judgments, or other costs (including costs, fees, and expenses incurred by or imposed on any Indemnified Person in defending, analyzing, settling, or resolving any of the foregoing, and the expenses associated with the making of any affirmative claim in connection therewith) of any nature whatsoever to which an Indemnified Person may become subject (“Loss”) arising out of, in connection with, or related to the Loan (including any actual or proposed use of the proceeds of the Loan), this Agreement, any other Financing Document, the Project, or any actual or prospective litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto (the “Borrower Indemnity”). The Borrower Indemnity shall not apply to the extent that a court or arbitral tribunal with jurisdiction over the Loss and each Indemnified Person who has a Loss in connection therewith renders a final determination that the Loss resulted from (a) the gross negligence or willful misconduct of the Indemnified Person, or (b) OPIC’s failure to perform any act required of it relating to the Loan including under any Financing Document. The Borrower Indemnity is independent of and in addition to (i) any rights of any party hereto in connection with any Loss, and (ii) any other agreement, and shall survive the execution, modification, and amendment of this Agreement and the other Financing Documents, the expiration, cancellation, or termination of the Commitment, the disbursement and repayment of the Loan, and the provisions of any other indemnity. Any exclusion of an obligation to pay any amount under this Section shall not affect the requirement to pay such amount under any other Section hereof or under any other agreement. OPIC and each Indemnified Person shall have the right to control its, his, or her defense; provided, however, that each Indemnified Person shall: (A) notify the Borrower in writing as soon as practicable of any Loss and (B) keep the Borrower reasonably informed of material developments with respect thereto. In exercising the right and power to control his, her, or its actions in connection with a Loss, including a decision to settle any such Loss, each Indemnified Person shall, taking into account the nature and policies of such Indemnified Person (I) consult with the Borrower, and (II) act as such Indemnified Person would act if the Loss or settlement were to be paid by such Indemnified Person. The Borrower acknowledges and agrees that each Indemnified Person is an express, third-party beneficiary of the Borrower’s obligations under this Section 9.10.

SECTION 9.11.     Cooperation; Loan Servicing.

At its sole cost, OPIC may assign or delegate all or part of the responsibility for monitoring, managing, administrating or servicing the Loan to a Person that shall act as OPIC’s agent and asset manager in addressing such matters as may be required in connection with the servicing of the Loan. Any Person who so acquires the right to monitor, manage, administrate or service the Loan shall benefit from the indemnity set forth in Section 9.10 (as if the name of such Person had been stated in such provision).

SECTION 9.12.     Further Assurances.

The Borrower shall execute and deliver to OPIC such additional documents and take such additional action as OPIC may require to carry out the purposes of the Financing Documents, to cause the Financing Documents to be duly registered, legalized, notarized, and stamped in any applicable jurisdiction, and to preserve and protect OPIC’s rights as contemplated herein or therein.

SECTION 9.13.     Counterparts.

This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

SECTION 9.14.     Waiver of Litigation Payments.

In the event that any action or lawsuit is initiated by or on behalf of OPIC against the Borrower or any other party to any Transaction Document, the Borrower, to the fullest extent permissible under Applicable Law, irrevocably waives its right to, and agrees not to request, plead, or claim that OPIC and its successors, transfers, and assigns (any such Person, an “OPIC Plaintiff”) post, pay, or offer, any cautio judicatum solvi bond, litigation bond, or any other bond, fee, payment, or security measure provided for by any provision of law applicable to such action or lawsuit (any such bond, fee, payment, or measure, a “Litigation Payment”), and the Borrower further waives any objection that it may now or hereafter have to an OPIC Plaintiff’s claim that such OPIC Plaintiff should be exempt or immune from posting, paying, making, or offering any such Litigation Payment.

Section 9.15.      Conflict of Terms.

 Except as otherwise provided in this Agreement or any of the other Financing Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Financing Documents, the provision contained in this Agreement shall govern and control.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered on its behalf by its authorized representative as of the date first above written.

GEOTÉRMICA PLATANARES, S.A. DE C.V.

By:

Name:

Its:
Authorized Officer

OVERSEAS PRIVATE INVESTMENT CORPORATION

By:

Name:

Its:

)

) ss:

)

I, ______________________, a notary public in and for ___________________, DO HEREBY CERTIFY that ______________________, the ________________ of Geotérmica Platanares, S.A. de C.V. (the “Borrower”), personally appeared before me in said ___________________, is personally known to me and known by me to be the person who executed on behalf of the Borrower the Finance Agreement annexed hereto, and who acknowledged the same to be his or her own free act and deed and the free act and deed of the Borrower.

Given under my hand and notarial seal this _____ day of __________, 20___.

)

) ss:

)

I, ______________________, a notary public in and for ___________________, DO HEREBY CERTIFY that ______________________, the ________________ of OVERSEAS PRIVATE INVESTMENT CORPORATION (“OPIC”), personally appeared before me in said ___________________, is personally known to me and known by me to be the person who executed on behalf of the Borrower the Finance Agreement annexed hereto, and who acknowledged the same to be his or her own free act and deed and the free act and deed of the Borrower.

Given under my hand and notarial seal this _____ day of __________, 20___.

SCHEDULE X

Defined Terms and Rules of Interpretation

1.     Defined Terms. As used in this Agreement, including the Exhibits and Schedules hereto, the following terms shall have the following meanings.

“Abandon” means (a) cease to have the right to possess and use the Site for the Project in the manner contemplated in the Transaction Documents or (b) voluntarily suspend all or substantially all of its activities in connection with the Project, in each case for a period of thirty (30) or more consecutive days (other than for force majeure, maintenance, government order or as required by Applicable Law).

“Account Control Agreement” means the account control agreement by and among OPIC, MUFG Union Bank, N.A., and the Borrower, in form and substance satisfactory to OPIC.

“Accounting Standards” means GAAP, unless OII is required to modify its accounting standards in accordance with SEC rules and regulations.

“Accounts” means, collectively, the Offshore Accounts, the Onshore Accounts and any other of the Borrower’s bank accounts, if any, that are pledged to OPIC, including pursuant to the Administration and Guaranty Trust Agreement.

“Accounts Administration and Retention Agreement” means the agreement for the administration of the Onshore Accounts (other than the Citi Onshore O&M Account) (Contrato de Administración y Retención de Cuentas) entered into, or to be entered into, in form and substance satisfactory to OPIC, among the Onshore Administration and Guaranty Trustee, the Borrower, and OPIC.

“Accounts Agreement” means the agreement to be entered into by and among the Borrower, OPIC and MUFG Union Bank, N.A., relating to control and administration of the Offshore Accounts.

“Act of Political Violence” means any act of war (whether declared or undeclared), revolution, insurrection, civil war, strife of a lesser degree, terrorism, or sabotage.

“Actual Equity Contribution” has the meaning set forth in the Share Retention Agreement.

“Administration and Guaranty Trust Agreement” means the trust agreement (Contrato de Fideicomiso de Administración y Garantía Enmendado y Reexpresado), dated as of November 27, 2013, among the Borrower, OrPower 19 and the Onshore Administration and Guaranty Trustee, to be amended and restated by the parties thereto and Elcosa on or prior to the first Closing Date.

“Affiliate” means, with respect to any Person, (a) any other Person that is directly or indirectly controlled by, under common control with, or controlling such Person; (b) any other Person owning beneficially or controlling five percent (5%) or more of the equity interest in such Person; (c) any officer or director of such Person; or (d) any spouse or relative of such Person. As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of partnership interests or voting securities, by contract or otherwise.

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“Agreement” has the meaning set forth in the preamble.

“Annual Operating Budget” means, for any Fiscal Year, the operating budget (including the then required levels of maintenance capital expenditures) and operating plan for such Fiscal Year prepared by the Borrower in the form of Schedule 6.06, submitted by the Borrower to OPIC and approved by OPIC.

“Anti-Money Laundering Laws” means (a) the Bank Secrecy Act, as amended by, inter alia, the USA PATRIOT Act of 2001, (Pub. L. No. 107-56) and (b) any other law, regulation, order, decree or directive of any relevant jurisdiction having the force of law and relating to anti-money laundering.

“Applicable Law” means, with respect to a given Person on a given date, any constitution, statute, law, rule, regulation, ordinance, judgment, order, decree, Consent of a Governmental Authority, or any published directive, guideline, requirement or other governmental restriction that has the force of law, or any determination by, or interpretation of any of the foregoing by, any judicial authority, that is binding on such Person whether in effect as of the date hereof or as of any date thereafter.

“Arbitral Tribunal” means the arbitral tribunal constituted in accordance with the Rules.

“Arbitration Parties” means each of (i) OPIC, (ii) the Borrower and (iii) any other party to an arbitration pursuant to Section 8.04; and “Arbitration Party” means any of them, as the context requires.

“Authorized Officer” means, with respect to any Person, any officer designated in such Person’s Charter Documents or otherwise in writing as having been authorized to execute and deliver any of the Transaction Documents.

“Board of Governors of the Federal Reserve System” means the Board of Governors of the Federal Reserve System, which is an agency of the United States of America responsible for the analysis of domestic and international financial and economic developments, and for regulating the operations of the Federal Reserve Banks and payment systems.

“Borrower” has the meaning set forth in the preamble to this Agreement.

“Borrower Documents” means each of the Transaction Documents to which the Borrower is or will be a party.

“Borrower Indemnity” has the meaning set forth in Section 9.10.

“Business Day” means any day other than (a) a Saturday, Sunday, or day on which commercial banks are authorized by law to close in the City of New York or Washington, D.C., United States of America, (b) with respect to any communication to OPIC, a day on which OPIC is not open for business, and (c) with respect to any Disbursement or payment to OPIC, a day on which OPIC or the United States Department of the Treasury is not open for business.

“Cancellation Fee” has the meaning set forth in Section 2.06(b).

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“Cash Flow” of the Borrower, for any period, means the amount resulting from (a) its Net Income for such period, plus (b) all interest expense, any expense for any Fees, and depreciation, amortization, deferred income taxes, and other non-cash expenses for such period (but only to the extent deducted in determining Net Income), minus (c) the amount of net increase or net decrease in Working Capital between the first day of such period and the last day of such period, minus (d) any capital expenditure (excluding any expenditure prior to COD to the extent such expenditure was financed with the proceeds of the Loan, equity contributions or paid from reserves) incurred in such period for repair or replacement of a capital asset.

“Cayman Pledge Agreements” means (a) the Equitable Mortgage Over Shares in OrPower 19, Inc. to be executed on or before the first Closing Date between Intermediate Shareholder and OPIC and (b) the Amended and Restated Equitable Mortgage Over Shares in OrPower 19, Inc., to be executed on or before the first Closing Date between Intermediate Shareholder and Elcosa.

“Certificate Interest Rate” has the meaning set forth in the OPIC Funding Agreement.

“Certified” means, in respect of any document, that such document is being delivered accompanied by a certification from an Authorized Officer that it is true and complete (or a true and complete copy, as the case may be), including all amendments to date, and, if applicable, is in full force and effect in accordance with its terms as of the date of such certification.

“Change of Control” means:

(a)     before the Closing Date on which the final Disbursement is made, (i) the failure of the Sponsor to be listed on the New York Stock Exchange; (ii) the failure of the Sponsor, directly or indirectly, to own one hundred percent (100%) of the issued and outstanding share capital and economic interests of OII; (iii) the failure of OII, directly or indirectly, to own one hundred percent (100%) of the issued and outstanding share capital and economic interests of Ormat Holding Corp.; (iv) the failure of Ormat Holding Corp., directly or indirectly, to own one hundred percent (100%) of the issued and outstanding share capital and economic interests of the Intermediate Shareholder; (v) the failure of the Intermediate Shareholder to own one hundred percent (100%) of the issued and outstanding share capital and economic interests of OrPower 19; or (vi) the failure of OrPower 19 to own one hundred percent (100%) of the issued and outstanding ordinary capital stock (excluding the Preferred Nonvoting Share) and one hundred percent (100%) of the economic interests of the Borrower (provided that OrPower 19’s transfer of its shares in the Borrower pursuant to the Honduran Share Trust Agreement shall not be deemed a Change of Control); and

(b)     at all times from and after the Closing Date on which the final Disbursement is made, the failure of the Sponsor, directly or indirectly (including through assignment of shares in the Borrower pursuant to the Honduran Share Trust Agreement), to own at least 50.1% of the issued and outstanding share capital and economic interests of, and to exercise control over, the Borrower.

“Charter Documents” means, in respect of any Person, such Person’s founding act, charter, articles of incorporation and by-laws, memorandum and articles of association, statute, or similar instrument.

“Citi Onshore Account Pledge Agreement” means the account pledge agreement (Contrato de Control y Administración de Cuentas) in form and substance satisfactory to OPIC, governed by the laws of Honduras to be entered into by the Borrower and OPIC, creating a pledge over the Citi Onshore O&M Account.

“Citi Onshore O&M Account” has the meaning set forth in the Accounts Agreement.

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“Closing Date” for any Disbursement means the Business Day on which a Disbursement is made.

“COD” means achievement of the Fecha de Inicio de Operación Comercial, as such term is defined in the ENEE PPA.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute and all rules and regulations promulgated thereunder.

“Commercial Operation Start Certificate” means the Certificado de Inicio de Operación Comercial under the ENEE PPA.

“Commitment” means OPIC’s commitment to lend an amount up to $124,700,000 less (a) the portion thereof that pursuant to Section 2.06(b) has been canceled or has been deemed canceled, and (b) any amounts disbursed pursuant to Section 2.01.

“Commitment Fee” has the meaning set forth in Section 2.06(a).

“Commitment Letter” means the commitment letter, dated as of November 21, 2016, by OPIC in favor of the Borrower and the Sponsor.

“Commitment Period” means the period commencing on the date of execution of this Agreement, and ending on the earliest of (a) the first date on which the amount of the Loan equals the amount of the Commitment, (b) the second (2nd) anniversary of the date of execution of this Agreement, provided, however, if the first Disbursement has not occurred on or before the first anniversary of the date of execution of this Agreement or the eighth (8th) anniversary of the date of the Commitment Letter, the Commitment Period shall end on the date of such first or eighth anniversary, as applicable, and (c) the date the Commitment has otherwise been terminated in accordance with this Agreement.

“Congressional Approval of the La Bufa Lease” means the Decree of the National Congress of Honduras required under numeral 19 of Article 205 of the Constitution of Honduras approving the Municipality of La Union, Department of Copan’s, grant of the La Bufa Land Lease Agreement for the full term of such lease agreement, approved through Decree 125-2017 dated January 18, 2018 and published in the Official Gazette on April 13, 2018.

“Consents” means any registration, declaration, filing, consent, license, right, approval, authorization, or permit.

“Corrupt Practices Laws” means (a) the Foreign Corrupt Practices Act of 1977 (Pub. L. No. 95-213, §§101-104), as amended, and (b) any other Applicable Law relating to bribery, kick-backs, or similar business practices.

“Current Assets” means assets of the Borrower treated as current assets under Accounting Standards, which, for the avoidance of doubt, does not include amounts that may be on deposit in the Offshore Debt Service Reserve Account or otherwise held to satisfy the DSR Requirement.

“Current Liabilities” means liabilities of the Borrower treated as current liabilities under Accounting Standards.

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“Cut-Off Date” means the period beginning on July 1, 2017 through the last date of the period covered by the review performed by the Independent Engineer with respect to Project Costs incurred prior to such date pursuant to Section 4.18.

“Debt Service” means, for any period, the sum of all payments of principal, interest, and fees made or required to be made by the Borrower in respect of its Indebtedness (excluding any Indebtedness owed to any Shareholder and any other Indebtedness that is fully subordinated to the Loan on terms acceptable to OPIC) during such period.

“Debt to Equity Ratio” means, as of any date of determination, the ratio of (i) the principal amount of the Loan then outstanding to (ii) the aggregate amount of Actual Equity Contributions made on or prior to such date.

“Default” means an event or condition that, with the passage of time or the giving of notice, or both, could constitute an Event of Default.

“Default Rate” means at the time any amount due to OPIC under any Financing Document is not paid when due (a) with respect to amounts due under a Note, an amount equal to the sum of (i) the applicable OPIC Note Interest Rate (as such rate may be adjusted as provided in Section 2.02(c)) and (ii) two percent (2%) per annum, and (b) with respect to any other amounts due, an amount equal to the sum of (i) the highest OPIC Note Interest Rate set forth in any Note then outstanding (as such rate may be adjusted as provided in Section 2.02(c)) and (ii) two percent (2%) per annum.

“Designated Prepayment Date” has the meaning set forth in the OPIC Funding Agreement.

“Development Fee” means the development fee payable by the Borrower to the Shareholders as reflected in the Financial Model and approved by OPIC.

“Direct Agreements” means (i) the Elcosa Direct Agreement, (ii) the ENEE Direct Agreement, (iii) the consent and agreement, dated on or before the first Disbursement, among OPIC, the Supplier and the Borrower, (iv) the SERNA Direct Agreement and (v) each of the notices described in Section 4.22.

“Disbursement” means any disbursement of the Commitment.

“Disbursement Request” means a request for disbursement of the Commitment substantially in the form of Exhibit B.

“Disposition” means, with respect to any Property, any sale, license, assignment, exchange, conveyance, liquidation or lease or other transfer or disposition thereof, whether by agreement, operation of law or otherwise (and the verb “Dispose” shall be construed accordingly).

“Dispute” means any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement, the Notes or any other Financing Document to which the Borrower or OPIC is a party, including any dispute, controversy or claim relating to the formation, existence, validity, interpretation, enforceability, breach, performance or termination of thereof.

“Dollars” or “$” means U.S. dollars.

“Drilling Program” means the drilling program set forth in Schedule 4.19-A hereto.

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“DSR Requirement” means, for any date, an aggregate Dollar amount equal to the aggregate amount of Debt Service with respect to the Loan for the immediately succeeding six-month period.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Elcosa” means Electricidad de Cortés, S. de R.L. de C.V., a Honduran sociedad de responsabilidad limitada de capital variable.

“Elcosa Direct Agreement” means the consent and agreement, dated on or before the first Disbursement, among Elcosa, Bidle Trading, Inc., OPIC, the Borrower, OrPower 19, OII, the Intermediate Shareholder and Inversiones Representaciones Electromecánicas, S.A. de C.V.

“Elcosa Lien” means the first priority security interest in the assets described in the Elcosa Lien Documents.

“Elcosa Subordination Agreement” means the Elcosa subordination agreement, dated on or before the first Disbursement, among Elcosa, Bidle Trading, Inc., OPIC, the Borrower, OrPower 19, OII, the Intermediate Shareholder and Inversiones Representaciones Electromecánicas, S.A. de C.V.

“Employee Benefit Plan” means any employee benefit plan within the meaning of §3(3) of ERISA maintained or contributed to by the Borrower that is subject to ERISA, other than a Guaranteed Pension Plan or a Multiemployer Plan.

“ENEE” means the Empresa Nacional de Energía Eléctrica.

“ENEE Direct Agreement” means (i) the consent and agreement, dated on or before the first Disbursement, among ENEE, OPIC and the Borrower and (ii) the operative committee resolutions, dated on or before the first Disbursement, by ENEE’s operative committee.

“ENEE PPA” means that certain power purchase agreement (Contrato No. 086-2010 Suministro de Potencia y su Energía Asociada Generada con Recursos Renovables) dated as of June 3, 2010 entered into by the Borrower and ENEE, as amended.

“Environmental and Social Consultants” means Social Capital Group.

“Environmental and Social Plans” means the following, which shall be prepared in accordance with the Environmental and Social Requirements: (a) an overarching policy statement of environmental and social objectives and principles appropriate to the size and nature of the Project and of the Borrower’s organization that will be used to permit the Project to achieve sound and sustainable environmental and social performance; (b) a grievance mechanism appropriate to the size and nature of the Project and of the Borrower’s organization for the Borrower to receive and facilitate resolution of concerns and grievances about the environmental and social performance of the Project and the Borrower’s organization; and (c) the ESAP.

“Environmental and Social Requirements” means (a) all Applicable Laws in Honduras regarding environmental, health, and safety requirements; (b) International Finance Corporation’s Performance Standards 1, 2, 3, 4, 5, 6 and 8 (January 1, 2012); (c) applicable provisions of the International Finance Corporation’s April 30, 2007 General Environmental and Health and Safety Guidelines; (d) International Finance Corporation’s Environmental, Health, and Safety Guidelines for Geothermal Power Generation (April 30, 2007); (e) International Finance Corporation’s Environmental, Health, and Safety Guidelines for Electric Power Transmission and Distribution (April 30, 2007) and (f) the applicable provisions of the ESPS of OPIC.

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“Environmental Laws” means, with respect to any Person, any and all laws applicable to such Person relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time, and all rules and regulations promulgated thereunder.

“ERISA Affiliate” shall mean any Person that is treated as a single employer with the Borrower under §414 of the Code.

“ESAP” shall mean the environmental and social action plan set forth in Schedule 4.15.

“ESMS” means the Environmental and Social Management System to be developed by the Borrower, delivered in writing to OPIC, and implemented by the Borrower, all in accordance with the ESAP.

“ESPS” means the Environmental and Social Policy Statement dated as of October 15, 2010, which is posted on OPIC’s website at http://www.opic.gov/environment.

“Event of Default” has the meaning set forth in Section 8.01.

“Event of Loss” means, with respect to any Property of the Borrower, any loss of, destruction of or damage to, such Property (including any such loss, destruction or damage resulting from an Act of Political Violence).

“Excluded Claim” means any dispute, controversy or claim (including any counterclaim, defense or set-off) against OPIC, the United States of America, or any instrumentality or agency of the United States of America sounding in tort or other non-contractual basis for liability.

“Expropriation Event” means (a) any condemnation, nationalization, seizure or expropriation by a Governmental Authority of all or a substantial portion of the Project or the Property of the Borrower or of its shares, (b) any assumption by a Governmental Authority of control of all or a substantial portion of the Property, assets or business operations of the Borrower or of its shares, (c) any taking of any action by a Governmental Authority for the dissolution or disestablishment of the Borrower, or (d) any taking of any action by a Governmental Authority that would prevent the Borrower from carrying on its business or operations or a substantial part thereof for a period of thirty (30) or more consecutive days.

“Expropriation Proceeds” means, with respect any Expropriation Event, any condemnation awards or other compensation, awards, damages and other payments or relief paid or payable by a Governmental Authority with respect to such Expropriation Event.

“Facility Fee” has the meaning set forth in Section 2.06(c).

“Fees” means the Commitment Fee, the Cancellation Fee, the Facility Fee, the Maintenance Fee and the Modification Fee (if applicable).

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“Financial Model” means a financial model prepared by the Borrower setting forth financial projections for the Project through March 31, 2032.

“Financial Officer” means the chief financial officer, chief operating officer, president, principal accounting officer, treasurer, controller or asset manager of the Borrower or an Affiliate of the Borrower, to the extent such officer is responsible for overseeing the financial operations of the Borrower.

“Financial Plan” has the meaning set forth in Section 3.01(m).

“Financial Statements” means, with respect to any Person, its quarterly or annual consolidating and consolidated balance sheet and statements of income, retained earnings, and sources and uses of funds for such fiscal period, together with all notes thereto and with comparable figures for the corresponding period of its previous Fiscal Year, each prepared in or translated into English and in Dollars in accordance with Accounting Standards.

“Financing Documents” has the meaning set forth in Section 4.01.

“Fiscal Year” means, with respect to the Borrower, the period beginning on January 1 and ending on December 31 of each year.

“Fixed Rate Note” means any promissory note issued by the Borrower pursuant to this Agreement substantially in the form of Exhibit A-1 of the OPIC Funding Agreement.

“Funding Documents” has the meaning set forth in Section 4.21.

“GAAP” means generally accepted accounting principles in the United States of America (as amended, supplemented or re-issued from time to time), applied on a consistent basis both as to classification of items and amounts.

“Good Industry Practice” means any of the practices, methods, standards and acts employed by, engaged in or approved by a significant portion of the international geothermal power industry and related installation business with respect to the engineering, design, construction, operation and maintenance of geothermal power infrastructure of the type to be incorporated into the Works and which practices, methods and standards shall conform to the requirements of the equipment suppliers and manufacturers of the plant and materials used in the Works, or any of the practices, methods, standards and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Industry Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to be practices, methods, or acts generally accepted in the industry.

“Governmental Authority” means any national, state, county, city, town, village, municipal or other local governmental department, commission, board, bureau, agency, authority or instrumentality of the Project Country or the U.S., as applicable, or any political subdivision thereof, and any person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, having jurisdiction over the Persons or matters in question.

“Guaranteed Pension Plan” means any employee pension benefit plan within the meaning of §3(2) of ERISA which is maintained or contributed to by the Borrower or any ERISA Affiliate, the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

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“Hedge Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate insurance, currency swap agreement, currency option, futures contract, forward contract or any other similar agreement or arrangement with respect to interest rates and currency exchange rates, currencies, commodities or indices or to the hedging of assets or liabilities.

“Historic DSCR” has the meaning set forth in Section 6.10(a).

“Honduran Asset Trust Agreement” means the trust agreement (Contrato de Fideicomiso), dated as of November 27, 2013, among the Borrower, OrPower 19 and Banco del País, S.A., a Honduran sociedad anónima de capital variable in favor of Elcosa.

“Honduran Share Trust Agreement” means the share trust agreement (Contrato de Fideicomiso de Garantía sobre Acciones), in form and substance satisfactory to OPIC, governed by the laws of Honduras to be entered into by OrPower 19 and the Onshore Share Trustee, providing for Security over 100% of the common shares issued and outstanding of the Borrower, in favor of OPIC.

“Honduras” means the Republic of Honduras.

“Indebtedness” means, with respect to any Person at any date, total liabilities as defined by Accounting Standards and any obligation created, issued, incurred, or assumed by such Person for borrowed money or arising out of any credit facility, financial accommodation or Hedge Agreement or for the deferred purchase price of goods or services, including, any credit to such Person under any conditional sale or other title retention agreement, all guaranties by such Person of liabilities or Indebtedness of any other Person, liabilities or Indebtedness of any other Person secured by any assets or revenue of such Person, and the net aggregate rentals under any lease by such Person as lessee that under Accounting Standards would be capitalized on the books of the lessee or that is the substantial equivalent of the financing of the property so leased.

“Indemnified Person” has the meaning set forth in Section 9.10.

“Independent Engineer” means Lummus Consultants International, Inc.

“Indirect Shareholders” means OII, the Sponsor and the Intermediate Shareholder.

“Insurance Advisor” means INDECS Consulting Limited.

“Insurance Policy” means each policy, contract or other instrument of insurance or reinsurance of any kind which is or is required to be taken out by or on behalf of any Obligor or any Project Subcontractor pursuant to Section 6.03 and Schedule 6.03 (Minimum Insurance Requirements) hereof and in which the Borrower has any interest (including any of the foregoing taken out by or on behalf of the Borrower under the ENEE PPA).

“Insurance Proceeds” means, with respect to any Event of Loss relating to any Property of the Borrower, any insurance or reinsurance (and any other amounts received pursuant to any Insurance Policy), with respect to such Event of Loss (excluding, in each case, if any, the proceeds of general liability insurance, employers’ liability insurance, automobile liability insurance, marine cargo consequential loss insurance, advance loss of profits insurance, delay in start-up insurance and business interruption insurance, Expropriation Proceeds and political risk insurance proceeds of the Shareholders).

“Intermediate Shareholder” means OrPower 20, Inc., an exempted company incorporated under the laws of the Cayman Islands.

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“Inverted Domestic Corporation” means an entity formed outside of the United States which is treated as an inverted domestic corporation under 6 U.S.C. 395(b).

“Joint Guarantee” means, collectively, the support letter (Acuerdo de Apoyo para el cumplimiento del Platanares) and the joint guarantee (Aval Solidario del Estado de Honduras) from the Ministry of Finance of Honduras (la Secretaría de Estado en el Despacho de Finanzas) dated June 14, 2011.

“Key Contractor” means the Supplier, Geodrill LLC and Ormat Holding Corp.

“Knowledge” of a Person that is an organization means the actual knowledge that a responsible officer of such Person has or would have after such inquiry, including through diligent inspection of relevant records and inquiry of relevant employees or such inquiry as may be requested by OPIC, in each case as is practicable and commercially reasonable under the circumstances.  For purposes hereof, responsible officer means, for any Person, an officer, director or employee of such Person that is in a position of senior management or policy making for such Person.

“La Bufa Comfort Letter” means the comfort letter from Elcosa and Inversiones y Representaciones Electromecanicas, S. de R.L. de C.V., a Honduran sociedad de responsabilidad limitada de capital variable, in favor of the Ormat Parties, dated as of November 27, 2013.

“La Bufa Land Lease Agreement” means the land lease agreement (Contrato de Arrendamiento de Terreno Ejidal) by the municipality of La Union, Copan in favor of the Borrower, dated as of May 15, 2012.

“Lempiras” means the lawful currency of Honduras.

“Lien” means any lien, pledge, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, or other encumbrance on or with respect to, or any preferential arrangement having the practical effect of constituting a security interest with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

“Litigation Payment” has the meaning set forth in Section 9.14.

“Loan” means, on any date, the aggregate of the outstanding unpaid principal amounts of the Notes then outstanding.

“Loan Documents” has the meaning set forth in Section 4.01(a).

“Loan Maturity Date” means the earlier of (a) the Note Maturity Date and (b) the Business Day before the transfer of the Borrower’s assets, the ordinary shares of the Borrower, or the shares of OrPower 19 to Elcosa or another third party.

“Long-term Indebtedness” means, in accordance with Accounting Standards, any Indebtedness, the final maturity of which, by its terms or by the terms of any agreement related to it, falls due more than one year after the date of its incurrence.

“Loss” has the meaning set forth in Section 9.10.

“Maintenance Fee” has the meaning set forth in Section 2.06(d).

12

“Material Adverse Effect” means any event, development, or circumstance having a material adverse effect on (a) the Project, (b) the business, operations, prospects, condition (financial or otherwise), or property of the Borrower, OII, the Intermediate Shareholder, (c) the ability of the Borrower or any other Material Project Party to perform in a timely manner its payment obligations or other material obligations under any of the Transaction Documents, (d) the validity or enforceability of any material provision of any Transaction Document, (e) the rights and remedies of OPIC under any of the Financing Documents, or (f) the Liens provided to OPIC under the Security Documents.

“Material Project Documents” has the meaning set forth in Section 4.01(c).

“Material Project Party” means ENEE, Elcosa, the Supplier, SERNA, any Affiliate party to any Project Document and any other counterparty (other than MINOSA under the MINOSA Cooperation Agreement and the MINOSA PPA) under any Material Project Document that remains an executory contract after the Effective Date that is an Affiliate of the Borrower or of any Shareholder.

“MINOSA” means Minerales de Occidente S.A. de C.V.

“MINOSA Cooperation Agreement” means the cooperation agreement to be entered into between the Borrower and MINOSA.

“MINOSA PPA” means the power purchase agreement dated as of May 5, 2007 between the Borrower and MINOSA.

“Modification Fee” has the meaning set forth in Section 2.06(e).

“Multiemployer Plan” means any multiemployer plan within the meaning of §3(37) of ERISA which is maintained or contributed to by the Borrower or any ERISA Affiliate and subject to Title IV of ERISA.

“Net Income” means, with respect to the Borrower, for any period, the net income (loss) of the Borrower for such period, as determined in accordance with Accounting Standards, provided, that there shall be excluded in such determination (a) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (b) any aggregate net gain during such period arising from the sale, conversion, exchange, or other disposition of capital assets, (c) any gains resulting from the write-up of any assets, (d) any net gain arising from the extinguishment, under Accounting Standards, of any Indebtedness of the Borrower, and (e) any net income or gain during such period resulting from (i) any change in accounting principles in accordance with Accounting Standards, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with Accounting Standards, (iii) any extraordinary items, and (iv) any discontinued operations or the disposition thereof.

“New York Security Agreement” means the Security Agreement, to be executed on or before the first Closing Date, between the Borrower and OPIC.

“Note Maturity Date” means September 20, 2032.

“Notes” means (i) any Fixed Rate Note issued by the Borrower pursuant to this Agreement and the Funding Documents substantially in the form of Exhibit A-1 and (ii) any pagaré issued by the Borrower pursuant to this Agreement substantially in the form of Exhibit A-2.

13

“O&M Support Agreement” means the operations and maintenance service support agreement, to be executed on or before the first Closing Date, between the Borrower and Ormat Nevada Inc., a Delaware corporation.

“Obligor” means each of the Borrower, the Shareholder, each other Person that owns equity interests in the Borrower, the Intermediate Shareholder and the Sponsor (without duplication).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury, which administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals against targeted individuals, organizations, and foreign countries and regimes.

“OFAC List” means the Specially Designated Nationals and Blocked Persons List and any other lists administered or enforced by OFAC, including but not limited to the Palestinian Legislative Council list and the Part 561 list, in each case as published by OFAC from time to time and available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or any official successor website.

“OFAC Regulations” means (a) the rules and regulations promulgated by OFAC, as may be published in Chapter 31, Part 500 of the Code of Federal Regulations from time to time, and (b) any Executive orders administering or imposing economic sanctions on individuals, organizations or foreign countries and regimes.

“Official” means any officer of a political party or candidate for political office in the Project Country or the U.S. or any officer or employee (a) of the government of the Project Country or the U.S. (including any Governmental Authority of the Project Country or the U.S.) or (b) of a public international organization.

“Offshore Accounts” has the meaning set forth in the Accounts Agreement.

“Offshore Debt Service Reserve Account” has the meaning set forth in the Accounts Agreement.

“Offshore Well Reserve Account” has the meaning set forth in the Accounts Agreement.

“OII” means Ormat International, Inc., a Delaware Corporation.

“Onshore Accounts” has the meaning set forth in the Accounts Agreement.

“Onshore Administration and Guaranty Trustee” means Banco del País, S.A., a Honduran sociedad anónima acting solely in its capacity as trustee under the Administration and Guaranty Trust Agreement, or any successor thereto.

“Onshore Share Trustee” means Banco del País, S.A., a Honduran sociedad anónima acting solely in its capacity as trustee under the Honduran Share Trust Agreement, or any successor thereto.

“Operating Report” means a report in the form set forth in Schedule 6.05(d) (Operating Report).

14

“Operation Contract” means that certain operations agreement (Contrato de Operación para la Generación, Transmisión y Comercialización de Energía Eléctrica) dated as of January 6, 2009 entered into by the Borrower and SERNA.

“OPIC” has the meaning set forth in the preamble to this Agreement.

“OPIC’s Financial Model Auditor” means BDO Ziv Haft Consulting and Management Ltd.

“OPIC Funding Agreement” means the Funding and OPIC Guaranty Agreement dated on or before the first Disbursement, among the Borrower, the Paying Agent, the Placement Agent and OPIC.

“OPIC Guaranty Fee” has the meaning set forth in the Funding Documents.

“OPIC Guaranty Payment” has the meaning set forth in Section 2.02(c).

“OPIC Note Interest Rate” has the meaning set forth in Section 2.02(a), as adjusted pursuant to Section 2.02(c).

“OPIC Plaintiff” has the meaning set forth in Section 9.14.

“Ormat Guaranty” means the Guaranty, dated as of November 27, 2013, by OII in favor of Elcosa.

“Ormat Parties” means OII, the Intermediate Shareholder and OrPower 19.

“Ormat Parties Subordination Agreement” means the Subordination Agreement, to be executed on or before the first Closing Date by and between the Ormat Parties and any Affiliate thereof providing Indebtedness to the Borrower, and OPIC.

“OrPower 19” means OrPower 19, Inc., a Cayman Islands corporation owned by the Intermediate Shareholder.

“Parent Support Services” means services provided to the Borrower by its Affiliates for (i) reservoir monitoring and performance assessment of key components, including downhole pumps, turbines and heat exchangers services and (ii) other general services in an amount not to exceed in the aggregate $400,000 on an annual basis, in each case as approved pursuant to the then-applicable Annual Operating Budget.

“Paying Agent” means U.S. Bank National Association, or any successor or successors thereto designated as Paying Agent under the Funding Documents.

“Payment Date” means the 20th day of each March, June, September and December of each year after the date hereof until the Loan and all amounts due hereunder or under the Notes are paid in full, unless such Payment Date is not a Business Day, in which case the Payment Date will be the next succeeding Business Day.

“PBGC” means the Pension Benefit Guaranty Corporation created by §4002 of ERISA and any successor entity or entities having similar responsibilities.

“Permitted Lien” has the meaning set forth in Section 7.01.

15

“Person” means an individual, a legal entity, including, a partnership, a joint venture, a corporation, a trust, and an unincorporated organization, and a government or any department or agency thereof.

“Placement Agent” means Raymond James & Associates, Inc., or any successor or successors thereto designated as Placement Agent under the Funding Documents.

“Preferred Nonvoting Share” has the meaning set forth in the Project Structuring Agreement.

“Prepayment Premium” has the meaning set forth in Section 2.04.

“Principal Installments” has the meaning set forth in Section 2.03.

“Priority Fee” means 3% of the Gross Revenues (as defined in the Project Structuring Agreement) received by the Borrower pursuant to Section 2.2(a)(i) of the Project Structuring Agreement, which amount is payable as a Project operating cost by the Borrower to Elcosa pursuant to the Elcosa Direct Agreement.

“Prohibited Payment” means the giving or making by any Person (such Person, the “Payor”) of any offer, gift, payment, promise to pay or authorization of the payment of any money or anything of value, directly or indirectly, to or for the use or benefit of any Official (including to or for the use or benefit of any other Person if the Payor knows, or has reasonable grounds for believing, that the other Person would use such offer, gift, payment, promise or authorization of payment for the benefit of any such Official), for the purpose of influencing any act or decision or omission of any Official in order to obtain, retain or direct business to, or to secure any improper benefit or advantage for, the Borrower or the Project, or any other Person; provided that any such offer, gift, payment, promise or authorization of payment shall not be considered a Prohibited Payment if it (a) is expressly permitted by Applicable Law or (b) is made for the purpose of expediting or securing the performance of a routine governmental action (as such term is construed under Applicable Law).

“Project” means the development, construction and operation of 38 MWe geothermal power plant located in western Honduras.

“Project Contractor” means any Person that is a party to a Project Contract with the Borrower.

“Project Contracts” means any contract related to the development, construction or operation of the Project between the Borrower and a Project Contractor or between a Project Contractor and a Project Subcontractor.

“Project Costs” means all costs incurred by the Borrower on or after the date hereof to finance and construct the Project, including, but not limited to (a) amounts payable under the Project Contracts, (b) interest, fees and expenses payable with respect to the Loan, (c) expenses incurred to obtain use of the Site, (d) costs and expenses of legal, engineering, accounting, construction management, and other advisors incurred in connection with the Project, (e) insurance premiums, (f) funding of the Offshore Debt Service Reserve Account and of the Offshore Well Reserve Account, (g) general and administrative costs such as Working Capital, payroll, utilities, office equipment and supplies, vehicles, communications expenses, and travel expenses, and (h) Taxes.

“Project Country” means Honduras.

16

“Project Documents” has the meaning set forth in Section 4.01(c).

“Project Structuring Agreement” means the Project Structuring Agreement among, inter alios, Elcosa and the Shareholders dated November 27, 2013.

“Project Subcontractor” means any Person, other than the Borrower or a Project Contractor, which is a party to a Project Contract with a Project Contractor.

“Projected DSCR” has the meaning set forth in Section 6.10(a).

“Property” means any present or future right or interest in, to or under any assets, equipment, facilities, contracts, leaseholds, business, receivables, revenues, accounts or other property of any kind whatsoever, whether real, personal, mixed and whether tangible or intangible.

“Redemption Premium” has the meaning set forth in the Funding Documents.

“Remainder Fee” means the additional royalty payments payable by the Borrower to Elcosa, after the Borrower’s payment of the Priority Fee, pursuant to the Project Structuring Agreement.

“Replaceable Project Document” has the meaning set forth in Section 8.01(h) hereof.

“Reservoir Monitoring Plan” means the Borrower’s reservoir monitoring plan set forth in Schedule 4.19-B hereto.

“Reservoir Monitoring Report” means the reservoir monitoring report prepared by the Borrower in the form set forth in Schedule 4.19-C hereto.

“Restricted Payment” means any of the following made directly or indirectly by the Borrower: (a) any dividend or distribution on any share of capital stock of the Borrower, including any reduction of capital; (b) any payment of principal or interest on any Indebtedness of the Borrower to or for the benefit of any Shareholder or any Affiliate of the Borrower, other than accounts payable for goods or services provided on an arm’s-length basis; (c) any payments to Elcosa or in respect of the Remainder Fee or otherwise; and (d) any purchase, redemption, acquisition, or retirement of any shares of capital stock of the Borrower or any Indebtedness of the Borrower held by any Shareholder or any Affiliate of the Borrower.

“Rules” means the International Arbitration Rules of the American Arbitration Association in effect as of the date of the Notice of Arbitration, except as modified by Section 8.03 and Schedule 8.03 or as may be modified by mutual agreement of the Arbitration Parties.

“Sale Proceeds” shall mean proceeds from any Disposition of all or any part of any Property of the Borrower, the enforcement of remedies under the Security Documents or otherwise, but excluding any such proceeds (a) included in any Termination Payment, (b) included in any Expropriation Proceeds or Insurance Proceeds, (c) from the sale of electricity and green attributes, if any, or (d) to the extent used in the ordinary course of business to replace the Property so disposed of, or, if not in the ordinary course of business, to the extent used to replace the Property so disposed of or to reinvest in the Project as approved by OPIC in its sole discretion.

17

“Secured Obligations” means all obligations owing to OPIC by the Borrower under or in connection with the Financing Documents including any liability in respect of further advances made under the Financing Documents whether present or future, actual or contingent and whether incurred by the Borrower alone or jointly and whether as principal or surety or in some other capacity. Without limitation, the Secured Obligations shall include interest that accrues, or that would accrue but for the operation of an automatic stay or similar provision, after the filing of a petition initiating any proceeding referred to in Sections 8.01(l) or (m) hereof.

“Security Documents” has the meaning set forth in Section 4.01(b).

“Self-Monitoring Questionnaire” means the Annual Self-Monitoring Questionnaire used by OPIC to monitor compliance with OPIC’s policy requirements, a copy of which is available and which may be completed online at http://smq.opic.gov.

“SERNA” means the Secretaría de Estado en los Despachos de Energía, Recursos Naturales, Ambiente y Minas of Honduras.

“SERNA Direct Agreement” means the consent and agreement to be executed within six (6) months of the first Closing Date by and among the Borrower, SERNA and OPIC, in substantially the form attached as Exhibit I.

“Share Pledge Agreement” means the share pledge agreement (Contrato de Prenda Sobre Acciones) in form and substance satisfactory to OPIC, governed by the laws of Honduras to be entered into by Elcosa and OPIC, creating a pledge upon the single Preferred Nonvoting Share issued and outstanding of the Borrower in the benefit of OPIC.

“Share Retention Agreement” means the Share Retention Agreement, to be executed on or before the first Closing Date by and among the Borrower, the Sponsor, OII, the Intermediate Shareholder and OPIC.

“Shareholder Payment” means any payment by the Borrower to, or on behalf of, any Shareholder or any Affiliate of any Shareholder other than a Restricted Payment, including any payment in respect of compensation, fees, salaries, bonuses, or commissions or any payment made on behalf of any Shareholder or any Affiliate of any Shareholder that is for the benefit of such party.

“Shareholders” means the OrPower 19 and the Indirect Shareholders.

“Site” means the land required for the Project including, but not limited to, the power plant, well pads, roads, gathering system piping, and transmission line.

“Sponsor” means Ormat Technologies, Inc. (“Ormat”), a publicly-traded Delaware Corporation.

“Subordination Agreements” means the Elcosa Subordination Agreement and the Ormat Parties Subordination Agreement.

“Subsidiary Of An Inverted Domestic Corporation” means an entity that is more than fifty percent (50%) owned (a) directly by an Inverted Domestic Corporation, or (b) through another entity that is more than fifty percent (50%) owned by an Inverted Domestic Corporation.

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“Supplier” means Ormat Nevada Inc., a fully owned Affiliate of the Sponsor incorporated under the laws of Delaware.

“Taxes” means all taxes, charges, fees, levies or other assessments, including without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, turnover, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated, severance, stamp duties, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and any political subdivision, instrumentality, agency or similar body of any taxing authority.

“Termination Payment” means any indemnity or other payment received by the Borrower or any Affiliate thereof from any counterparty other than OPIC under or in connection with any termination of a Project Document (in respect of the Warranty Agreement, only to the extent they arise or accrue after the Effective Date) or a Consent, including pursuant to the ENEE PPA or any Direct Agreement.

“Transaction Documents” has the meaning set forth in Section 4.01.

“True-Up Confirmation” means a certificate, in form and substance reasonably satisfactory to OPIC, from the Independent Engineer based on operational data and the Reservoir Monitoring Report(s) covering at least six (6) months of commercial operations for the purposes of allowing the Well Reserve Disbursement to be released and disbursing an amount pursuant to the Accounts Agreement that, together with all then previous Disbursements made, would exceed $114,700,000.

“True-Up Date” means the date of the True-Up Confirmation.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of New York or in any other applicable jurisdiction.

“U.S.” means the United States of America.

“U.S. Government” means the government of the United States of America and its agencies and instrumentalities.

“U.S. Person” means a:

(a) U.S. citizen or U.S. lawful permanent resident;

(b) for-profit corporation, partnership, or other entity or association created under the laws of the U.S. or any state or territory thereof, or the District of Columbia, and more than twenty-five percent (25%) beneficially owned by U.S. citizens or U.S. lawful permanent residents;

(c) for-profit corporation, partnership, or other entity or association created under the laws of a foreign jurisdiction, and more than fifty percent (50%) beneficially owned by U.S. citizens or U.S. lawful permanent residents;

(d) non-profit corporation, partnership, or other entity or association created under the laws of the U.S. or any state or territory thereof, or the District of Columbia; or

19

(e) non-profit corporation, partnership, or other entity or association created under the laws of a foreign jurisdiction and where more than fifty percent (50%) of the members of its board of directors or similar governing body are U.S. citizens or U.S. lawful permanent residents.

“U.S. Taxpayer Identification Number” means an identification number used by the Internal Revenue Service, an agency of the United States of America, in the administration of tax laws, which is issued either by the Social Security Administration, an agency of the United States of America, or the Internal Revenue Service.

“U.S. Treasury Cost” has the meaning set forth in the OPIC Funding Agreement.

“Warranty Agreement” means the warranty agreement between the Borrower and the Supplier, dated on or before the first Disbursement.

“Water Contract” means the contract between the Borrower and SERNA, dated as of March 25, 2011 (and which entered into force by order of the National Congress of Honduras as of September 13, 2012).

“Well Reserve Disbursement” has the meaning set forth in the Accounts Agreement.

“Well Reserve Requirement” has the meaning set forth in the Accounts Agreement.

“Worker Rights Non-Compliance” has the meaning set forth in Section 6.12(b).

“Worker Rights Requirements” has the meaning set forth in Section 6.12(a)(xii).

“Workers” means, collectively, (a) individuals that are employed directly by the Borrower, and (b) individuals that, under a Project Contract, perform continuous on-site work that is either (i) of substantial duration or (ii) material to the primary operations of the Project.

“Working Capital” means the amount resulting from Current Assets (excluding cash) minus Current Liabilities (excluding Debt Service for the Loan and for all other Long-term Indebtedness).

“Works” means the Completed Work (as defined in the Warranty Agreement), the Resource Works (as defined in the Warranty Agreement) and any other engineering, procurement, construction, drilling, commissioning or testing required to achieve COD.

2.     Rules of Interpretation.

In this Agreement, including Exhibits and Schedules hereto, unless otherwise indicated or required by the context: (a) reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time; (b) all references to an “Article,” “Section”, “Schedule,” or “Exhibit” are to an Article or Section of this Agreement or to a Schedule or an Exhibit attached thereto and shall be deemed to have been made a part thereof; (c) the table of contents and article and section headings and other captions are for the purpose of reference only and do not limit or affect the meaning of the terms and provisions thereof; (d) defined terms in the singular include the plural and vice versa, and the masculine, feminine and neuter gender include all genders; (e) accounting terms not defined in this Schedule X have the meanings given to them under Accounting Standards; (f) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (g) the words “include,” “includes,” and “including” mean include, includes and including “without limitation” and “without limitation by specification”; (h) terms capitalized for other than grammatical purposes that are defined in (i) the preamble, (ii) the recitals, or (iii) the Sections of this Agreement have the meanings ascribed to them therein; (i) phrases such as “satisfactory to OPIC”, “in such manner as OPIC may determine,” “in OPIC’s determination,” “to OPIC’s satisfaction,” “acceptable to OPIC”, “at OPIC’s election”, and phrases of similar import authorize and permit OPIC to approve, disapprove, act or decline to act in its sole discretion; and (j) the words “reasonable”, “reasonably”, “unreasonably”, and words of similar import, when applied to OPIC’s satisfaction, acceptance, determination, consent, discretion or approval, take into account any special consideration affecting decisions of OPIC in its capacity as a governmental entity or its responsibilities as such.

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SCHEDULE 2.03

AMORTIZATION SCHEDULE

OPIC Platanares Amortization

	6/20/2018	9/20/2018	12/20/2018	3/20/2019	6/20/2019	9/20/2019	12/20/2019	3/20/2020	6/20/2020	9/20/2020	12/20/2020	3/20/2021
Principal	($1,977.59)	($1,977.59)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)

Schedule 2.03 - 1

OPIC Platanares Amortization

	6/20/2021	9/20/2021	12/20/2021	3/20/2022	6/20/2022	9/20/2022	12/20/2022	3/20/2023	6/20/2023	9/20/2023	12/20/2023	3/20/2024
Principal	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)

Schedule 2.03 - 2

OPIC Platanares Amortization

	6/20/2024	9/20/2024	12/20/2024	3/20/2025	6/20/2025	9/20/2025	12/20/2025	3/20/2026	6/20/2026	9/20/2026	12/20/2026	3/20/2027
Principal	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)

Schedule 2.03 - 3

OPIC Platanares Amortization

	6/20/2027	9/20/2027	12/20/2027	3/20/2028	6/20/2028	9/20/2028	12/20/2028	3/20/2029	6/20/2029	9/20/2029	12/20/2029	3/20/2030
Principal	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)

Schedule 2.03 - 4

OPIC Platanares Amortization

	6/20/2030	9/20/2030	12/20/2030	3/20/2031	6/20/2031	9/20/2031	12/20/2031	3/20/2032	6/20/2032	9/20/2032
Principal	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)	($2,156.16)

Schedule 2.03 - 5

SCHEDULE 2.08(b)

Wire Instructions for remittance of payments to OPIc

A.	Fedwire Instructions:

Fedwire Field Tag	Fedwire Field Name	Required Information
2000	Amount

[Insert Dollars amount of wire]

Note: The amount must be formatted as 12 numeric characters, right-justified with leading zeros. No dollar sign, commas, or decimal point. For example: $39,287.21 must be formatted as 000003928721

3400	Receiver Fedwire Routing Number	021030004
3400	Receiver Fedwire Short Name	US TREAS NYC
3600	Business Function Code	CTR
4200	Beneficiary ID Code	D
4200	Beneficiary Identifier (account number – AGENCY ALC)	71000001
4200	Beneficiary Name	Overseas Private Investment Corporation
5000	Originator ID Code	D
5000	Originator Identifier (Bank Account Number)	[Insert bank account number of remitting party – maximum 34 characters]
5000	Originator Name	Geotérmica Platanares, S.A. de C.V.
6000	Originator to Beneficiary Information – OPIC Loan Number	OPIC/ 9000003553
6000	Originator to Beneficiary Information – Loan Payment Purpose	[Insert type of payment being made – e.g., Principal, Interest & Fees, Reimbursement of Expenses, etc.]

Schedule 2.08(b) - 2

B.	International Electronic Funds Transfers (ITS Collections):

Field Name	Required Information
Beneficiary Account	Federal Reserve Bank of New York/ITS (Can be abbreviated FRBNY/ITS)
Bank	Citibank N.A. (New York)
SWIFT code	CITIUS33
Account Number	36838868
Bank Address	388 Greenwich Street, New York, NY 10013
Amount (12 character numeric field, right-justified with leading zeros, no commas, or decimal point. Example: $39,287.21 becomes 000003928721)
Payment Details (Line 70) – Mandatory (can abbreviate Agency Name to OPIC)	Overseas Private Investment Corporation, ALC # 71000001, OPIC/ 9000003553, [Invoice # ___], accountingoperations@opic.gov
Details of Charges (line 71a) - Mandatory	[__________]

Schedule 2.08(b) - 3

SCHEDULE 3.01(d)

Capitalization

Entity	Number of issued and authorized shares	Entity holding the shares	Percentage of shares held
Ormat Technologies, Inc.	Issued:49,909,524 (as of June 22,17) Authorized: 150,000,000	Publicly traded interests	100%
Ormat International, Inc.	Issued: 200 Authorized: 1,000	Ormat Technologies, Inc.	100%
Ormat Holding Corp.	Issued: 999.99 Authorized: 50,000	Ormat International, Inc.	100%
OrPower 20, Inc.	Issued: 1,000 Authorized: 50,000	Ormat Holding Corp.	100%
OrPower 19, Inc.	Issued: 1,000 Authorized: 50,000	OrPower 20, Inc.	100%
GEOTÉRMICA PLATANARES, S.A. DE C.V.	Issued: 100,097 Authorized: 125,000	OrPower 19, Inc.	100% of ordinary capital stock
GEOTÉRMICA PLATANARES, S.A. DE C.V.	Issued: 1 Authorized: 125,000	Electricidad de Cortés, S. de R.L. de C.V.	100% of Preferred Nonvoting Share

Schedule 3.01(d) - 1

SCHEDULE 3.01(l)

COMPLAINTS

The Borrower received a letter dated July 11, 2017, from an attorney representing the National Human Rights Commission (Comisionado Nacional de los Derechos Humanos or “CONADEH”).  The letter quotes a complaint by a neighbor of the Project alleging that the Project has caused damage to three homes in the area as well as their families’ health due to auditory contamination.  The neighbor claims that two notes have been provided to an engineer who works for the Project requesting assistance, but that no response has been received to date.

A note was delivered by hand on May 15, 2017 to security guards at the Project site containing similar complaints alleging auditory contamination from machinery and property damage to homes in the area.  Representatives of the Borrower attempted twice to contact the initial complainant (once on May 16, 2017, and again later in the week), Ms. Jessica Peña, but were told by neighbors that she does not reside at the house she owns.

In response to the complaint letter, a meeting was held in the municipality of La Unión Copán, attended by representatives of the Borrower, CONADEH, the municipality and the complaining residents.  The Borrower agreed at the meeting to hire a specialist to conduct a sonometric study, witnessed by representatives of CONADEH and the complaining residents, in order to determine the effect of the generated noise. An initial study was conducted on December 6, 2017, following encapsulation work of the turbines and motors intended to reduce noise levels, and a follow-up study was conducted with noise measurements taken from inside the plant on January 19, 2018 and continuous noise measurements taken from outside the plant January 16 – 18, 2018.  The work and studies were completed and the studies are attached to this Schedule 3.01(l) as Attachment A.  The initial study includes an observation claiming that the complainant was approached and indicated that she was no longer bothered by the noise (see observacion #2 on page 7 of Attachment A).  The Borrower plans to implement a mechanism to address similar complaints received during operations.

Ormat has provided to OPIC written evidence in the form of a letter from CONADEH dated January 16, 2018 that CONADEH has closed the case opened as a result of the complaint.

Schedule 3.01(l) - 1

ATTACHMENT A TO SCHEDULE 3.01(l)

Dignidad Humana

Comisionado Nacional de los Derechos Humanos (CONADEH)
Honduras

C O N S T A N C I A

El suscrito Delegado Adjunto Segundo del Comisionado Nacional de los Derechos Humanos, HACE CONSTAR: Que la señora **JESSICA ORLENDA PEÑA GUEVARA**, con identidad No. 0414-1979-00093, actuando en su condición de peticionaria y como presunta víctima, acudió a nuestra institución en fecha 11 de julio de 2017, con el fin de interponer Orientación Administrativa contra la Empresa Geotérmica Platanares, la cual fue registrada por esta Oficina Regional de Occidente, bajo el expediente No. 0401-2017-7-11-24 siendo concluida por informe de orientación con acompañamiento.

Y para los fines que convenga a la Empresa Geotérmica Platanares, se extiende la presente en la ciudad de Santa Rosa, departamento de Copán; a los dieciséis (16) días del mes de Enero del año dos mil dieciocho (2018).

ABOG. ROLANDO ARTURO MILLA H.
DELEGADO ADJUNTO SEGUNDO

c. archivo
c. expediente

Oficina Regional de Occidente
Barrio Mercedes, 1ra. Calle, Santa Rosa de Copán, Copán, Teléfonos: 2662-0967, 2662-2645, 2662-2646, Fax: 2662-1154. copan@conadeh.hn

Schedule 3.01(l) - 1

Control de Riesgos Empresariales S. de R. L

REPORTE TECNICO
MONITOREO AMBIENTAL DE RUIDO
(SONOMETRIA DE FUENTE FIJA)

GEOTÉRMICA PLATANARES
S.A DE C.V.

DICIEMBRE 2017

Plaza Guamilito local #6
Bo. Guamilito 8 Av. 4 y 5 calle
San Pedro Sula, Honduras C. A.

Telfax (504) 550-2916
Móvil (504) 3391-1678
Email: cre_honduras@yahoo.es

Schedule 3.01(l) - 2

Control de Riesgos Empresariales S. de R. L

MONITOERO AMBIENTAL DE RUIDO
(SONOMETRIA DE FUENTE FIJA)
GEOTÉRMICA PLATANARES

INTRODUCCION

Ruido es la sensación auditiva inarticulada generalmente desagradable. En el medio ambiente, se define como todo lo molesto para el oído. Desde ese punto de vista, la más excelsa música puede ser calificada como ruido por aquella persona que en cierto momento no desee oírla.

En el ámbito de la comunicación sonora, se define como ruido todo sonido no deseado que interfiere en la comunicación entre las personas o en sus actividades.

Cuando se utiliza la expresión *ruido* como sinónimo de contaminación acústica, se está haciendo referencia a un ruido (sonido), con una intensidad alta (o una suma de intensidades), que puede resultar incluso perjudicial para la salud humana. Contra el ruido excesivo se usan tapones para los oídos y orejeras (cascos para las orejas, los cuales contienen una electrónica que disminuye los de los ruidos exteriores, disminuyéndolos o haciendo que su audición sea más agradable), para así evitar la pérdida de audición (que, si no se controla, puede provocar la sordera).

Se llama contaminación acústica (o contaminación auditiva) al exceso de sonido que altera las condiciones normales del ambiente en una determinada zona. Si bien el ruido no se acumula, traslada o mantiene en el tiempo como las otras contaminaciones, también puede causar grandes daños en la calidad de vida de las personas si no se controla bien o adecuadamente.

El término *contaminación acústica* hace referencia al ruido (entendido como sonido excesivo y molesto), provocado por las actividades humanas, que produce efectos negativos sobre la salud auditiva, física y mental de las personas. Las principales causas de la contaminación acústica son aquellas relacionadas con las actividades humanas como el transporte, la construcción de edificios y obras públicas, las industrias, entre otras.

Plaza Guamilito local #6
Bo. Guamilito 8 Av. 4 y 5 calle
San Pedro Sula, Honduras C. A.

Telfax (504) 550-2916
Móvil (504) 3391-1678
Email: cre_honduras@yahoo.es

Schedule 3.01(l) - 3

Control de Riesgos Empresariales S. de R. L

Se ha dicho por organismos internacionales, que se corre el riesgo de una disminución importante en la capacidad auditiva, así como la posibilidad de trastornos que van desde lo psicológico hasta lo fisiológico por la excesiva exposición a la contaminación sónica. Un informe de la Organización Mundial de la Salud (OMS), considera los 65 dB (a) como el límite superior deseable.

Nuestro país no cuenta con una Norma Nacional de Ruido y el Reglamento General de Medidas Preventivas de Accidentes de Trabajo y Enfermedades profesionales vigente en nuestro país no contempla límites para ruido generado por fuentes fijas. Por lo que en este caso tomaremos parámetros de referencia de la **IFC** del Banco Mundial específicamente del **Environmental, Health, and Safety (EHS) Guidelines,** Environmental Noise Management:

Table 1.7.1- Noise Level Guidelines		
	One Hour LAeq (dBA)	
Receptor	Daytime 07:00 - 22:00	Nighttime 22:00 - 07:00
Residential; institutional; educational	55	45
Industrial; commercial	70	70

OBJETIVO:

Determinar las condiciones sonoras generadas por la planta de generación de energía Geotérmica Platanares.

Plaza Guamilito local #6
Bo. Guamilito 8 Av. 4 y 5 calle
San Pedro Sula, Honduras C. A.
Telfax (504) 550-2916
Móvil (504) 3391-1678
Email: cre_honduras@yahoo.es

Schedule 3.01(l) - 4

Schedule 3.01(l) - 5

Schedule 3.01(l) - 6

Control de Riesgos Empresariales S. de R. L

Resultados Obtenidos

RESUMEN MEDICION DE RUIDO
PLANTA GEOTÉRMICA PLATANARES

NIVEL EQUIVALENTE CONTINUO.

Medición	Ubicación	Duración (Min)	Parámetro	Resultados	
			IFC One Hour L_{Aeq} (dBA)	L. eq. (dBA) 4:00PM	L. eq. (dBA) 8:00PM
1	Vecino # 1 atrás casa	5	70	51.3	52.1
2	Vecino # 1 entre casas	5	70	52.6	50.9
3	Vecino # 2 1ª Calle	5	70	55.4	55.6
4	Vecino # 2 2ª Calle	5	70	51.4	50.7
5	Vecino # 3 2ª Calle	5	70	49.9	50.6
6	Vecino # 3 1ª Calle	5	70	51.8	52.9
7	Perimetral Exterior #1	5	70	63.2	
8	Perimetral Exterior # 2	5	70	64.5	
9	Perimetral Exterior #3	5	70	60.3	
10	Perimetral Exterior #4	5	70	65.0	
11	Perimetral Exterior #5	5	70	63.4	
12	Perimetral Interior #5	5	70	75.3	
13	Perimetral Interior #4	5	70	77.7	
14	Perimetral Interior #3	5	70	74.0	
15	Perimetral Interior #2	5	70	68.4	
16	Perimetral Interior #1	5	70	67.5	
17	Perimetral Cerca	5	70	74.2	
18	Perimetral Cerca	5	70	75.8	
19	Perimetral Cerca	5	70	75.6	
20	Perimetral Cerca	5	70	76.2	
21	Perimetral Cerca	5	70	62.1	
22	Perimetral Cerca	5	70	69.4	
23	Perimetral Cerca	5	70	66.3	

Plaza Guamilito local #6
Bo. Guamilito 8 Av. 4 y 5 calle
San Pedro Sula, Honduras C. A.
Telfax (504) 550-2916
Móvil (504) 3391-1678
Email: cre_honduras@yahoo.es

Schedule 3.01(l) - 7

Control de Riesgos Empresariales S. de R. L

GRAFICA: PROYECTO GEOTÉRMICA PLATANARES

10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
%
40
46
52
58
64
70
76
82
88
94
100
dB

Observaciones:

1. Los Vecinos 1 corresponden a casas de la Señora Jessica Peña
   Los vecinos 2 Corresponden a casa Hermana de Don Arturo Peña
   Los Vecinos 3 corresponden a nivel de carpintería.

2. A la consulta que le hiciéramos a Doña Jessica si les molestaba el ruido generado por la planta?, ella respondió que no, que ocasionalmente se disparaba y que en ese momento si era un poco molesto pero que dura solo unos minutos.

3. En el sector sur de la planta la fuente se encuentra confinada con material constructivo (Muro) de Bloques de concreto a una altura de xxxx, el resto no está confinada pero si limitada por cerca de malla ciclón.

4. Los límites máximos permisibles del nivel sonoro en ponderación "A" emitido por fuentes fijas, según la norma oficial mexicana son los establecidos en la siguiente Tabla:

HORARIO	LIMITES MÁXIMOS PERMISIBLES
de 6:00 a 22:00	68 dB (A)
de 22:00 a 6:00	65 dB (A)

Plaza Guamilito local #6
Bo. Guamilito 8 Av. 4 y 5 calle
San Pedro Sula, Honduras C. A.

Telfax (504) 550-2916
Móvil (504) 3391-1678
Email: cre_honduras@yahoo.es

Schedule 3.01(l) - 8

Control de Riesgos Empresariales S. de R. L

CONCLUSIONES

1. En base a los niveles de presión sonora continúa equivalentes registrados en el exterior del perímetro sur y en el vecindario aledaño podemos determinar que la emisión de la fuente en estudio No es contaminante ya están dentro del parámetro establecido por ICF.

2. La reducción acústica del material constructivo (Muro) es en promedio 10 -12dB.

Fecha de Entrega: 8 de Diciembre de 2017

Elaborado por:

Dr. Mario Roberto Sabillón T.
DECA-SERNA RI-0155-2006

Gerardo Fuentes
Técnico

Plaza Guamilito local #6
Bo. Guamilito 8 Av. 4 y 5 calle
San Pedro Sula, Honduras C. A.

Telfax (504) 550-2916
Móvil (504) 3391-1678
Email: cre_honduras@yahoo.es

Schedule 3.01(l) - 9

COSESAE
SAFETY. HEALTH. ENVIRONMENT.

2018

ESTUDIO ACUSTICO DE FONDO EN COMUNIDAD SAN ANDRES MINAS, COPAN

ASOCIADA A LOS NIVELES SONOROS OPERACIONALES

GEOTERMICA PLATANARES

ENERO 2018

REF: 000-2037

Schedule 3.01(l) - 10

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

ÍNDICE

RESUMEN EJECUTIVO........2

DEFICINICIONES........3

1. INTRODUCCION........7

2. OBJETIVO........7

3. MARCO TEORICO........8
3.1. EL FENOMENO FISICO........8

4. CARACTERIZACION DEL RUIDO........16
4.1. RUIDOS Y SONIDOS........16
4.2. NIVELES SONOROS EL DECIBELIO........18
4.3. LA PERSEPCION DE LOS SONIDOS........22

5. LA PROPAGACION DEL SONIDO EN CAMPO LIBRE........24
5.1. ATENUACION POR LA DISTANCIA FUENTES SONORAS PUNTUALES Y 24
5.2. ATENUACION POR ABSORCION DEL AIRE........27
5.3. INFLUENCIA DE LA TEMPERATURA Y DEL VIENTO EN LA PROPAGACION........27
5.4. EL EFECTO DE LOS OBSTACULOS........29
5.5. EL EFECTO SUELO........33

6. INDICES PARA LA EVALUACION DE RUIDO AMBIENTAL........34
6.1. LAS MOLESTIAS DEBIDAS DEL RUIDO........34
6.2. INDICES BASICOS........38

7. METODOLOGIA........41
7.1. INSTRUMENTACION Y MATERIALES DE MEDIDAS........41
7.2. EQUIPO DE MEDICION........43

8. DEFINICION DE LA ZONA DE ESTUDIO........44

9. LOCALIZACION DE LOS PUNTOS DE MEDICION........45

10. NIVELES DE RUIDO EXISTENTES........46

11. RESULTADO DE LAS MEDICIONES........47

12. CONCLUCIONES........59

13. RECOMENDACIONES........59

14. ANEXOS........61

15. EQUIPO UTILIZADO PARA LA MEDICION DE SONOMETRIA DE RUIDO........85

16. CERTIFICADOS DE CALIBRACION........88

17. CERTIFICADOS........92

1

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Schedule 3.01(l) - 11

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

RESUMEN EJECUTIVO

El objetivo principal de este estudio es el poder determinar los niveles Acústicos de Fondo que se perciben actualmente en las proximidades de lo que son las instalaciones activas de la planta de generación de energía eléctrica Geoplatanares, con ubicación en San Andrés Minas, Copan.

Para el estudio la Empresa Geoplatanares decidió realizar un muestreo en los puntos seleccionados previamente durante 48 horas continuas, y que las conclusiones fuesen basadas y contrastadas en los Criterios del Banco Mundial para este campo.

Bajo esos criterios, los niveles medios de presión sonora de fondo per se y via el análisis estadístico en este monitoreo se encuentran por debajo de los límites máximos que el organismo mundial establece tanto de día como de noche.

Adicionalmente, se realizó un monitoreo de 23 puntos de sonometría en el plantel de producción y los mismos muestran solo 4 puntos con valores que sobre pasan la norma de 85 Db(A) del Reglamento de Medidas Preventivas de Accidentes de Trabajo y Enfermedades Profesionales de Honduras para Trabajadores. Sin embargo, la empresa otorga protección auditiva de suficiente capacidad de atenuación real para proteger el sistema auditivo y además los protege la ocasional exposición a esos puntos.

Si contrastamos los datos de valores internos y los emitidos a la comunidad, se establece que los mecanismos de control o mitigación dentro y para los efectos fuera del proyecto o plantel hacia la comunidad, son adecuados.

COSESAE GERENCIA EHS
Dr. Mauricio Venegas
Gerente TECSHE

COSESAE GERENCIA ADMINISTRATIVA
Dra. Claudia Meza
Gerente Administrativo

2
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Schedule 3.01(l) - 12

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

DEFINICIONES

Desde el punto de vista físico el **Sonido** es un movimiento ondulatorio con una intensidad y frecuencia determinada que se transmite en un medio elástico (Aire, Agua o Gas), generando una vibración acústica capaz de producir una sensación auditiva. La intensidad del sonido corresponde a la amplitud de la Vibración acústica, la cual es medida en decibeles (dB). La Frecuencia indica el número de ciclos por unidad de tiempo que tiene una onda. (c.p.s. o Hertzios - Hz).

El rango de frecuencia de los sonidos audibles en personas jóvenes y sanas es entre 20 Hz. Y 20.000 Hz. Los ruidos de alta frecuencia son los más dañinos para el oído humano.

El valor mínimo de presión sonora que puede detectar el oído humano es de 2x10-5 Nw/m2, prolongándose hasta el umbral de dolor que se ubica cercano a los 20 Nw/m2. En vista de este rango tan amplio se requiere de la utilización de una escala logarítmica para la medición del sonido.

El **Ruido** ha sido definido desde el punto de vista físico como una superposición de sonidos de frecuencias e intensidades diferentes, sin una correlación de base. Fisiológicamente se considera que el ruido es cualquier sonido desagradable o molesto.

El ruido desde el punto vista ocupacional puede definirse como el sonido que por sus características especiales es indeseado o que puede desencadenar daños a la salud. Es clásico el ejemplo de los integrantes de alguna orquesta, aunque el sonido puede ser muy agradable, si supera los límites recomendados por los estándares internacionales debemos considerarlos ocupacionalmente expuestos a ruido.

TIPOS DE RUIDO

Continúo constante: Es aquel cuyo nivel sonoro es prácticamente constante durante todo el período de medición, las diferencias entre los valores máximos y mínimos no exceden a 6 dB(A).

Continuo fluctuante: Es aquel cuyo nivel sonoro fluctúa durante todo el período de medición, presenta diferencias mayores a 6dB(A) entre los valores máximos y mínimos.

Intermitente: Presenta características estables o fluctuantes durante un segundo o más, seguidas por interrupciones mayores o iguales a 0,5 segundos.

3
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Schedule 3.01(l) - 13

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

Impulsivo o de impacto : Son de corta duración, con niveles de alta intensidad que aumentan y decaen rápidamente en menos de 1 segundo, presenta diferencias mayores a 35dB(A) entre los valores máximos y mínimos.

MAGNITUDES Y UNIDADES.

Presión Sonora: Es la variación de Presión que puede ser detectada por el oído humano. El umbral de percepción para un individuo se produce a partir de una presión sonora de 2x10-5 Nw/m2. La poca operatividad de esta escala, hace necesario utilizar los decibeles (dB) para expresar la magnitud de la presión sonora, la cual es el logaritmo (de base 10) de la relación de dos intensidades y viene dada por la siguiente expresión:

Nivel de Presión (dB) = 10log (Presión acústica existente/Presión acústica de referencia)

Frecuencias y ancho de bandas normalizados: Frecuencia es el número de variación de presión por segundo, se mide en Hz. Las mediciones acústicas también se realizan a determinadas frecuencias, de acuerdo con las normas correspondientes. Estas frecuencias se establecen con base en la frecuencia de 1 KHz. Se han establecido tres series de frecuencias denominadas octavas (1/1), medias octavas (1/2) y tercios de octava (1/3) de banda.

Los seres humanos sólo podemos percibir el sonido en un rango de frecuencias relativamente reducido, aproximadamente entre 20 y 20.000 hercios.

Intensidad sonora: Es la energía que atraviesa en la unidad de tiempo la unidad de superficie, perpendicular a la dirección de propagación de las ondas, se mide en watt/m2.

La distancia a la que se puede oír un sonido depende de su intensidad, que es el flujo medio de energía por unidad de área perpendicular a la dirección de propagación. En el caso de ondas esféricas que se propagan desde una fuente puntual, la intensidad es inversamente proporcional al cuadrado de la distancia, suponiendo que no se produzca ninguna pérdida de energía debido a la viscosidad, la conducción térmica u otros efectos de absorción. En la propagación real del sonido en la atmósfera, los cambios de propiedades físicas del aire como la temperatura, presión o humedad producen la amortiguación y dispersión de las ondas sonoras, por lo que generalmente la ley del inverso del cuadrado no se puede aplicar a las medidas directas de la intensidad del sonido.

La intensidad relativa de un sonido con respecto a otro se define como 10 veces el logaritmo (con base 10) de la razón de sus intensidades. Los niveles así definidos expresados en decibelio (dB), son una cantidad adimensional.

4
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Schedule 3.01(l) - 14

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

La intensidad fisiológica o sensación sonora de un sonido se mide en decibelios o decibeles (dB). Por ejemplo, el umbral de la audición está en 0 dB, la intensidad fisiológica de un susurro corresponde a unos 10 dB y el ruido de las olas en la costa a unos 40 dB. La escala de sensación sonora es logarítmica, lo que significa que un aumento de 10 dB corresponde a una intensidad 10 veces mayor: por ejemplo, el ruido de las olas en la costa es 1.000 veces más intenso que un susurro, lo que equivale a un aumento de 30 dB.

La amplitud. Es la característica de las ondas sonoras que percibimos como volumen. La amplitud es la máxima distancia que un punto del medio en que se propaga la onda se desplaza de la posición de equilibrio; esta distancia corresponde al grado de movimiento de las moléculas de aire en una onda sonora. Al aumentar su movimiento, golpean el tímpano con una fuerza mayor, por lo que el oído percibe un sonido más fuerte. Un tono con amplitudes baja, media y alta demuestra el cambio del sonido resultante.

El Timbre. Si se toca el la situado sobre el do central en un violín, un piano y un diapasón, con la misma intensidad en los tres casos, los sonidos son idénticos en frecuencia y amplitud, pero muy diferentes en timbre. De las tres fuentes, el diapasón es el que produce el tono más sencillo, que en este caso está formado casi exclusivamente por vibraciones con frecuencias de 440 Hz. Debido a las propiedades acústicas del oído y las propiedades de resonancia de su membrana vibrante, es dudoso que un tono puro llegue al mecanismo interno del oído sin sufrir cambios. La componente principal de la nota producida por el piano o el violín también tiene una frecuencia de 440 Hz. Sin embargo, esas notas también contienen componentes con frecuencias que son múltiplos exactos de 440 Hz, los llamados tonos secundarios, como 880, 1.320 o 1.760 Hz. Las intensidades concretas de esas otras componentes, los llamados armónicos, determinan el timbre de la nota.

La Velocidad del sonido. La frecuencia de una onda de sonido es una medida del número de vibraciones por segundo de un punto determinado. La distancia entre dos compresiones o dos enrarecimientos sucesivos de la onda se denomina longitud de onda. El producto de la longitud de onda y la frecuencia es igual a la velocidad de propagación de la onda, que es la misma para sonidos de cualquier frecuencia (cuando el sonido se propaga por el mismo medio a la misma temperatura).
La medición del ruido industrial requiere de información básica para su planeación y ejecución: planos de distribución de la unidad productiva, descripción del proceso, número de trabajadores, especificación del puesto de trabajo, programas de mantenimiento, registros de producción, opinión de supervisores y de los empleados, reconocimiento visual y auditivo. La medición directa del riesgo considera el ambiente acústico, medición de las actividades, variaciones operacionales, utilización de procedimientos técnicos y normativos adecuados (métodos de evaluación ambiental) y selección de la instrumentación correcta.

5
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Schedule 3.01(l) - 15

COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

Audiometría Médico Ocupacional: es el examen que tiene por objeto conocer el estado de salud auditiva normal o para cifrar las alteraciones de la audición por riesgo a la exposición a ruido en el trabajo, resultados que se anotan en un gráfico denominado audiograma.

DOSIMETRO: El **dosímetro acústico** es un DOSIMETRO destinado a la medición de niveles de RUIDO, que va acumulando con un contador digital. De esta forma se obtiene el valor de la dosis de ruido en el tiempo considerado. Debe llevarlo la persona que realiza la encuesta higiénica y durante un periodo de ocho horas, sino hay que aplicar unas tablas de corrección. Y el portador debe realizar la actividad de cualquier día normal incluyendo los periodos que normalmente son de descanso.

DOSIMETRIA DE RUIDO: La **Dosimetría** vendría a ser la versión larga, para comprobar las variaciones a lo largo de un tiempo determinado (un día o una semana). Si el **ruido** está presente a lo largo de toda la **jornada laboral** (digamos 8 horas al día), deberá realizarse una **medición completa** (8 horas). El tiempo de medición podría ser inferior, siempre y cuando esté debidamente justificado y se apunte el tiempo exacto del muestreo. El valor que se usa es el **Nivel de presión acústica ponderado** (LpA). Tal y como indica su nombre, la **Dosimetría** sirve para valorar una **Dosis**, la cual siempre es el resultado de la cantidad (**Nivel de Ruido**) por el tiempo de exposición.

SONOMETRO: es un instrumento de medida que sirve para medir niveles de PRESION SONORA (de los que depende). En concreto, el sonómetro mide el nivel de RUIDO que existe en determinado lugar y en un momento dado. La unidad con la que trabaja el sonómetro es el DECIBELIO (Db).

SORDERA PROFESIONAL: Es la pérdida de audición progresiva e irreversible que aparece como consecuencia a la exposición prolongada a niveles sonoros elevados. Esta sordera aparece de forma insidiosa y no se aprecia por el paciente hasta pasados varios meses o años de la exposición sonora, por tanto será fundamental la vigilancia audiométrica.

6
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Schedule 3.01(l) - 16

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

1. INTRODUCCIÓN

Durante los últimos años se ha experimentado una creciente sensibilización, por parte de la población general de lograr una convivencia apacible que debe rodear el quehacer humano y es por ello que se interpreta a Geoplatanares como una empresa, deseosa de llevar a feliz término una buena relación con la población circundante y sostener una relación amigable con el medio ambiente, siendo este estudio una forma de caracterizar los perfiles de paz y armonía en que se desenvuelve la comunidad de San Andrés Minas en procura de que los procesos de producción respeten y sean congruentes con ese característico espíritu de calidad de vida.

2. OBJETIVO

El presente ejercicio trata de llevar a cabo un estudio para poder determinar el nivel de ruido de fondo existente en el sector muestreado. Con ello la empresa valorara y planteara medidas preventivas anticipadas y adecuadas, si corresponde, de acuerdo al nivel sonoro nominal que se pudiese producir por la futura planta en su quehacer y que pudiese alcanzar las áreas ocupadas por población biótica.

Se describe en un marco teórico las características del sonido en el entendido de que el estudio se vincula con este, no obstante que el nivel medio de fondo detectado es humanamente aceptable a su zona de confort.

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Geotermica Platanares

3. MARCO TEÓRICO

Para poder entender bien las características del ruido, antes es necesario conocer algunas de las propiedades físicas del sonido y su comportamiento en diferentes situaciones y condiciones, así como los descriptores que se usan para poder clasificarlo, tanto cualitativamente como cuantitativamente.

3.1. EL FENÓMENO FÍSICO

3.1.1. Las Ondas Sonoras

Un sonido es un fenómeno físico que consiste en la alteración mecánica de las partículas de un medio elástico, producida por un elemento en vibración, que es capaz de provocar una sensación auditiva. Las vibraciones se transmiten en el medio, generalmente el aire, en forma de ondas sonoras, se introducen por el pabellón del oído haciendo vibrar la membrana del tímpano, de ahí pasa al oído medio, oído interno y excita las terminales del nervio acústico que transporta al cerebro los impulsos neuronales que finalmente generan la sensación sonora.

En el aire, que es el medio al que habitualmente nos referiremos, el fenómeno se propaga por la puesta en vibración de las moléculas de aire situadas en la proximidad del elemento vibrante, que a su vez transmiten el movimiento a las moléculas vecinas, y así sucesivamente. La vibración de las moléculas de aire provoca una variación de la presión atmosférica, es decir, el paso de una onda sonora produce una onda de presión que se propaga por el aire. La velocidad de propagación en este medio, en condiciones normales de temperatura y presión, es de aproximadamente 340 m/s.

Esta variación de la presión se denomina **presión acústica o presión sonora**, y se define como la diferencia en un instante dado entre la presión instantánea y la presión atmosférica. La presión acústica varía muy

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bruscamente con el tiempo; estas variaciones bruscas son percibidas por el oído humano, creando la sensación auditiva (Gráfico 1.1).

Las ondas sonoras se atenúan con la distancia y pueden ser absorbidas o reflejadas por los obstáculos que encuentran a su paso

Presión P(t)
Presión instantánea
Presión atmosférica
0
t
24 h
Tiempo
PRESIÓN ACÚSTICA
Presión acústica = Presión instantánea - Presión atmosférica

Grafico 1. Presión acústica.

3.1.2. El Movimiento Ondulatorio

El movimiento ondulatorio se caracteriza por la propagación de movimiento o energía a través de un medio. Si la dirección del movimiento de las partículas es paralela a la dirección de propagación el movimiento ondulatorio es longitudinal; si la dirección del movimiento es perpendicular, el movimiento es transversal.

En la propagación de un movimiento ondulatorio se define por frente de onda al lugar geométrico de todos los puntos del medio que están en el mismo estado de vibración, los cuales se hallan formando una superficie. Cuando las perturbaciones se propagan en todas las direcciones a partir de un foco puntual diremos que la propagación se realiza por ondas esféricas.

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Geotermica Platanares

En los frentes de onda planos, todos los puntos están en las mismas condiciones de vibración en un instante t y se propagan en la misma dirección.

El movimiento queda definido por una serie de magnitudes:

- Magnitudes de espacio (elongación, amplitud, ciclo o vibración)
- Magnitudes de tiempo (periodo, fase y tiempo)
- Magnitudes que relacionan espacio y tiempo (frecuencia)

λ
A
X (m)
Tiempo (s)

Tiempo (s)

$$Y(x,t) = A \cdot \text{sen}\,(w \cdot t - kx)$$
$$\text{Siendo } k = 2\pi/\lambda$$

Gráfico 2. Onda sinusoidal

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COSESAE Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

AMPLITUD (A) Es el valor máximo del movimiento de una onda (A).

PERIODO (T) El periodo es el tiempo transcurrido por un punto que alcanza sucesivamente la misma posición. El periodo depende de las características iniciales de la perturbación.

LONGITUD DE ONDA (λ)

La distancia entre dos puntos consecutivos en el mismo estado de vibración se denomina longitud de onda (λ);

La velocidad de propagación v es la distancia recorrida por la onda por unidad de tiempo. Si consideramos un ciclo completo, el tiempo será T y la distancia recorrida λ:

$V = \lambda / T$

FRECUENCIA (f)

El número de perturbaciones -pulsaciones- por segundo se llama frecuencia del sonido y se mide en herzios (Hz). Las frecuencias más bajas se corresponden con lo que habitualmente llamamos sonidos "graves"; las frecuencias más altas se corresponden con lo que llamamos "agudos"

$f = 1 / T$

ESPECTRO DE FRECUENCIAS

Los ruidos se pueden descomponer en una superposición de sonidos puros de frecuencias diferentes. La repartición de la energía sonora en función de cada una de estas frecuencias define el espectro de frecuencias de ruido. El conocimiento del espectro permite establecer si el ruido contiene frecuencias bajas (graves), medias o altas (agudas). Este es un fenómeno importante de la investigación, ya que el oído humano reacciona de manera diferente según las frecuencias, y la propagación del

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Geotermica Platanares

ruido en el aire y a través de los obstáculos depende asimismo del espectro de frecuencias del ruido.

El dominio audible de frecuencias se sitúa aproximadamente en el intervalo 20-20.000 Hz.

Para realizar un análisis de frecuencias- análisis espectral- se descompone este intervalo en bandas, y se determina el nivel de presión sonora correspondiente a cada una de las bandas. Estas bandas pueden ser:

-De ancho constante

$\Delta f = k$

-De ancho proporcional a la frecuencia central.

$\Delta f / f_c = k$

Este último tipo de repartición es el más utilizado en la práctica, y es el que corresponde al análisis por filtros de octava y por filtros de tercio de octava.

Cada octava y tercio de octava se denomina por el valor de su frecuencia central en Hz. Las frecuencias centrales del espectro se articulan alrededor del valor 1000 Hz.

La anchura de los filtros de octava es $f_2 - f_1 = 0{,}707\ f_c$, siendo $f_2 = 2 f_1$

f_1, f_2 son las frecuencias extremas de cada banda.

La anchura de los filtros de tercio de octava es

$f_2 - f_1 = 0{,}232\ f_c$, siendo $f_2 = \sqrt[3]{2}\ f_1$

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Geotermica Platanares

El análisis espectral realizado en tercios de octava es más fino que en octavas. Los niveles obtenidos para una octava son superiores a los obtenidos para un tercio de octava, ya que cada uno de los primeros resulta de la suma energética de los niveles de los tres tercios de octava que contienen.

OCTAVAS en Hz	1/3 OCTAVAS en Hz
	16
	20
	25
31,5	31,5
	40
	50
63	63
	80
	100
125	125
	160
	200
250	250
	315
	400
500	500
	630
	800
1000	1000
	1250
	1600
2000	2000
	2500
	3150
4000	4000
	5000
	6300
8000	8000
	10000
	12500
16000	16000
	20000

Tabla1. Frecuencias de 1/3 Octavas

Bandas de tercio de octava
Bandas de octava
90
80
70
60
dB
50
40
30
20
50
100
200
400
800
1600
3150
6300
Frecuencia (Hz)

Gráfico 1.3. Espectro en bandas de octava y tercio de octava

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PRESIÓN SONORA

Una fuente sonora produce una cierta cantidad de energía por unidad de tiempo, esto es una cierta potencia sonora. Esta es una medida básica de cuanta energía acústica puede producir una fuente sonora con independencia del contorno. La energía sonora fluye de la fuente al exterior, aumentando el nivel de presión sonora existente. Cuando medimos el nivel de presión sonora, éste no sólo dependerá de la potencia radiada y de la distancia radiada respecto de la fuente, también dependerá de la cantidad de energía absorbida y de la cantidad de energía transmitida.

Puesto que la presión sonora es una magnitud variable de un punto a otro, en ciertas circunstancias es conveniente utilizar como medida de amplitud del sonido otras magnitudes en lugar de la presión. Se pueden utilizar tres magnitudes para definir la amplitud de una onda sonora:

Presión	P
Potencia	W
Intensidad	I

Para una onda plana propagándose en campo libre:

$$I = \frac{p^2}{\rho c} = \frac{W}{4\pi \cdot r^2}$$

Dónde:
ρ es la densidad del medio
c es la velocidad de propagación de la onda sonora
r es la distancia de la fuente sonora al punto de medida.

Para el aire a 20° C el producto entre la densidad del aire y la velocidad de propagación del sonido es de 407 rayls aproximadamente

La presión sonora es la presión que se genera en un punto determinado. El nivel de presión sonora se mide en dB y determina el nivel de presión que realiza la onda

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sonora en relación a un nivel de referencia que es 2·10-5 Pascales en el aire. Es el parámetro más fácil de medir, se mide con un sonómetro. Su valor depende del punto donde midamos.

INTENSIDAD SONORA

La intensidad acústica se define como la cantidad de energía sonora transmitida en una dirección determinada por unidad de área. Para realizar la medida de intensidades se utiliza actualmente analizadores de doble canal con posibilidad de espectro cruzado y una sonda que consiste en dos micrófonos separados a corta distancia. Permite determinar la cantidad de energía sonora que radia una fuente dentro de un ambiente ruidoso. No es posible medirlo con un sonómetro. El nivel de intensidad sonora se mide en w/m2.

POTENCIA SONORA

La potencia acústica es la cantidad de energía radiada por una fuente determinada. El nivel de potencia acústica es la cantidad de energía total radiada en un segundo y se mide en w. La referencia es 1pw = 10^{-12} w.

La potencia acústica es un valor intrínseco de la fuente y no depende del lugar donde se halle.

La potencia acústica de un foco sonoro es constante y solo depende de las características de la Fuente. En cambio, la intensidad y la presión varían inversamente proporcional al cuadrado de la distancia.

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p2
I2
p1
I1
W
FUENTE PUNTUAL
$I = \frac{W}{4\pi \cdot r^2} = \frac{p^2}{\rho \cdot c}$
W [w]
I [w/m2]
p [Pa = N/m2]

Gráfico .4. Presión, intensidad y potencia Sonora

4.CARACTERIZACION DEL RUIDO

4.1. Ruidos Y Sonidos

El ruido se define como aquel sonido no deseado. Es aquella emisión de energía originada por un fenómeno vibratorio que es detectado por el oído y provoca una sensación de molestia. Es un caso particular del sonido: se entiende por ruido aquél sonido no deseado.

Un ruido es la sensación auditiva no deseada correspondiente generalmente a una variación aleatoria de la presión a lo largo del tiempo. Es un sonido complejo, y puede ser caracterizado por la frecuencia de los sonidos puros que lo componen y por la amplitud de la presión acústica correspondiente a cada una de esas frecuencias. Si estas últimas son muy numerosas, se caracteriza entonces el ruido por la repartición de la energía sonora en bandas de frecuencias contiguas, definiendo lo que se denomina espectro frecuencia del ruido. El espectro de frecuencias de un ruido varía aleatoriamente a lo largo del tiempo, a diferencia de otros sonidos complejos, como los acordes musicales, que siguen una ley de variación precisa.

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Existen multitud de variables que permiten diferenciar unos ruidos de otros: su composición en frecuencias, su intensidad, su variación temporal, su cadencia y ritmo, etc.

Ruido Continuo
dB
Tiempo
Ruido Transitorio
Ruido Continuo Intermitente
Ruido Fluctuante
Ruido im puls ivo sim ple
Ruido impulsivo repetitivo

Gráfico 1.5. Tipos de ruido

Tono puro
dB
Frecuencias Hz

Gráfico 6. Sonido puro (monotonal)

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4.2. Niveles Sonoros. El Decibelio.

Las presiones acústicas a las cuales es sensible el oído humano varían en un intervalo enorme. Así, el umbral inferior de la audición humana, es decir, la presión acústica mínima que provoca una sensación auditiva, es $2 \,.\, 10^{-5}$ Pa., y el umbral máximo es de alrededor de 20 Pa.

La manipulación de valores que cubren un campo tan extenso no resulta cómoda, por lo que se recurre a la utilización de otra escala, logarítmica, y otra unidad, el decibelio.

Se define el nivel de presión sonora L por la expresión:

$$L_p = 10 \cdot \log \frac{p^2}{p_o^2} = 20 \cdot \log \frac{p}{p_o}$$

Donde P_O es el valor de referencia de la presión acústica que representa la menor presión acústica audible por un oído humano normal. 2 . 10-5 Pa., y Pef. la presión acústica eficaz. L se expresa en decibelios (dB).
El comportamiento del oído humano está más cerca de una función logarítmica que de una lineal. Un oído humano es capaz de percibir y soportar sonidos correspondientes a niveles de presión sonora entre 0 y 120 dB. Este último nivel de ruido marca aproximadamente el denominado "umbral del dolor". A niveles de ruido superiores pueden producirse daños físicos como rotura del tímpano.

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PRESION SONORA (PA)
NIVEL DE PRESION SONORA (dB)
100000000
10000000
1000000
100000
10000
1000
100
20
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
Ruido
Avión despegando (100 m. De distancia)
DISCO
Discoteca
Obra
Vehículos pesados
Tráfico de ciudad
Conversación
Oficina
Biblioteca
Cuarto de estar
Dormitorio
Bosque

Gráfico 7. Escala de niveles sonoros

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Suma de niveles sonoros

Cuando dos fuentes sonoras radian sonido, ambas contribuyen en el nivel de presión sonora existente en un punto alejado de dichas fuentes. Si las dos radian la misma cantidad de energía, en un punto equidistante de ambas fuentes la intensidad sonora será dos veces mayor que si solamente tuviéramos una fuente radiando. Ya que la intensidad es proporcional al cuadrado de la presión, entonces al doblar la intensidad produce un incremento de 3 dB en la presión sonora existente. Cuando sumamos la contribución de dos o más fuentes, ésta no es igual a la suma numérica de los valores individuales en dB.

El método numérico para sumar niveles sonoros es el siguiente:

$$L_{Total} = 10 \cdot \log \sum_{i=1}^{n} 10^{\frac{L_i}{10}}$$

Donde n es el número de fuentes sonoras y los niveles L_i son los niveles debidos a cada una de las fuentes expresados en dB.

Existe un método gráfico que permite sumar niveles sonoros de dos en dos y que se apoya en la utilización del ábaco siguiente:
Al sumar dos niveles, primero se halla la diferencia entre ambos, y este valor se introduce en el eje de las abscisas del gráfico. El valor donde se cruza con la curva es el incremento de dB que hay que sumar al valor más alto.

Δ L (dB)
3
2
1
0
0
5
10
15
L2-L1(dB)
DETERMINACIÓN DE SUMA DE DOS NIVELES SONOROS

Grafico 8 de dos niveles Sonoros.

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Para sumar más de dos de niveles sonoros, se ordenan de menor a mayor y se van sumando de dos en dos empezando por el menor

Ejemplo: Obtener la suma los niveles siguientes: 65, 60, 72, 65, 62 y 67 dB

1. Se ordenan de menor a mayor: 60, 62, 65, 65, 67, 70

2. Se suman dos a dos

60 ⊕ 62 = 64 (⊕ suma energética)
64 ⊕ 65 = 67,5
67,5 ⊕ 65 = 69,3
69,3 ⊕ 67 = 71
71 ⊕ 70 = 73,5

Resta de niveles sonoros

En algunos casos es necesario restar niveles de ruido. Para ello se aplica la fórmula considerando con signo negativo las cantidades que se restan.

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El método gráfico es similar a la suma; el valor encontrado al cruzar con la gráfica es el que se resta al nivel mayor.

Δ L (dB)
7
6
5
4
3
2
1
1
2
3
4
5
6
7
8
9
10
(L - L) dB
DETERMINACIÓN DE LA DIFERENCIA DE DOS NIVELES DE RUIDO

Grafico 9.

4.3 La Percepción De Los Sonidos

La percepción subjetiva del sonido depende de múltiples factores. Así por ejemplo, la intensidad distingue entre sonidos altos y bajos y está relacionada con la intensidad acústica o con la presión acústica eficaz, y el tono, diferencia los sonidos agudos de los graves y está relacionado con la frecuencia del sonido (cuanto más agudo es un sonido mayor es su frecuencia). Otros factores pueden ser el timbre, el ritmo, etc.

Aparecen, pues, dos conceptos esencialmente distintos aunque íntimamente relacionados: por un lado, la onda sonora o ente físico capaz de producir la sensación de sonido; y por el otro, la sonoridad o sensación subjetiva producida por ciertas variaciones de presión en el oído.

En general, los sonidos están formados por unión de componentes de distinta frecuencia, dependiendo su sonoridad de las contribuciones relativas de cada componente, es decir de las frecuencias presentes y de las intensidades correspondientes. Físicamente, se representan mediante su espectro de frecuencia.

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La sonoridad es una característica subjetiva. Estudios realizados sobre un gran número de oyentes ha permitido tabular un conjunto de curvas de igual sonoridad (curvas isosónicas) que indican, para cada nivel de sonoridad, el nivel sonoro de los distintos tonos puros que producen la misma sensación sonora (se comprueba que la corrección de nivel entre dos frecuencias distintas para que ofrezcan la misma sonoridad depende del valor de la sonoridad).

dB
120 Fonios
110
100
90
80
70
60
50
40
30
20
10
0
120
100
80
60
40
20
0
Nivel de presión sonora
20 KHz
100 KHz
1 KHz
10 KHz
20 KHz
Frecuencia en Hz

Grafico 10 Curvas de igual Sonoridad

- Curvas de ponderación en frecuencia

El oído humano no es sensible de la misma manera a las diferentes frecuencias. Así, para un mismo nivel de presión sonora, un ruido será tanto más molesto cuanta mayor proporción de altas frecuencias contenga. Basándose en las curvas de isosonoridad del oído humano se definieron una serie de filtros con la pretensión de ponderar la señal recogida por el micrófono de acuerdo con la sensibilidad del oído, es decir, atenuando las frecuencias bajas, para poder reflejar un nivel sonoro representativo de la sensación de ruido realmente recibida.

Para tener en cuenta esta sensibilidad se introduce en la medida del ruido el concepto de filtros de ponderación. Estos filtros actúan de manera que los niveles de presión de cada banda de frecuencia son corregidos en función de la frecuencia

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según unas curvas de ponderación. Con este criterio se han definido varios filtros, siendo los más conocidos los denominados A, B, C y D.

El filtro utilizado en el dominio del ruido del transporte es el A, y los niveles de presión sonora utilizados se miden en decibelios A, dBA.

CURVAS DE PONDERACIÓN

20
10
0
10
20
30
40
50
60
70
10
20
50
100
200
500
1000
2000
5000
10 K
20 K
A
B
C
A

Grafico 11 Curvas de ponderación en frecuencia

5. LA PROPAGACION DEL SONIDO EN CAMPO LIBRE

5.1. Atenuación Por La Distancia, Fuentes Sonoras Puntuales Y Lineales

En el estudio de la propagación del sonido en campo libre, es decir, en ambientes exteriores, es preciso diferenciar dos tipos de fuentes sonoras

En el caso de las fuentes sonoras puntuales, se considera que toda la potencia de emisión sonora está concentrada en un punto. Se suelen considerar como fuentes puntuales aquellas máquinas estáticas o actividades que se ubican en una zona

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relativamente restringida del territorio. Dependiendo del detalle del análisis las fuentes puntuales muy próximas pueden agruparse y considerarse como una única fuente.

Para fuentes puntuales, la propagación del sonido en el aire se puede comparar a las ondas de un estanque. Las ondas se extienden uniformemente en todas direcciones, disminuyendo en amplitud según se alejan de la fuente.

En el caso ideal que no exista objetos reflectantes u obstáculos en su camino, el sonido proveniente de una fuente puntual se propagará en el aire en forma de ondas esféricas según la relación.

PROPAGACIÓN ESFÉRICA DE UNA FUENTE PUNTUAL
L – 6 dB(A)
2d
d
L dB(A)

Gráfico 12. Propagación del sonido de una fuente puntual

$$I = \frac{p^2}{\rho c} = \frac{W}{4 \cdot \pi \cdot r^2}$$

Si expresamos en decibelios la relación entre el nivel de potencia acústica de la fuente y la presión sonora originada en un punto alejado a una distancia r obtendremos:

$$L_W = L_p + 20 \cdot \log r + 11$$

A partir de esta relación, se puede deducir que para un medio homogéneo, cada vez que doblamos la distancia, el nivel de presión sonora disminuye 6dB.

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Si el sonido proviene de una fuente lineal, éste se propagará en forma de ondas cilíndricas, obteniéndose una diferente relación de variación de la energía en función de la distancia. Una infraestructura de transporte (carretera o vía ferroviaria), considerada desde el punto de vista acústico, puede asimilarse a una fuente lineal. Este artificio es una simplificación del problema, y solamente es válida si se razona en niveles de presión sonora equivalente integrados sobre un tiempo superior a la duración del paso de un vehículo. En los estudios de ruido del transporte se trabaja normalmente en estas condiciones.

PROPAGACIÓN CILÍNDRICA DE UNA FUENTE LINEAL
L – 3 dB (A)
2d
L dB (A)
d
CARRETERA

Gráfico 13. Propagación del sonido de una fuente lineal

En el caso de fuentes lineales, la propagación del sonido se rige por la expresión

$$I = \frac{p^2}{\rho c} = \frac{W}{2 \cdot \pi \cdot r}$$

Si expresamos en decibelios la relación entre el nivel de potencia Sonora de la fuente y la presión Sonora originada en un punto alejado a una distancia r obtendremos:

$$L_W = L_p + 10 \cdot \log r + 8$$

En este caso, para una propagación en condiciones homogéneas, al doblar la distancia el nivel de presión sonora disminuye 3dB.

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Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

5.2. Atenuación Por Absorción Del Aire

La atenuación de las ondas sonoras en la atmósfera real no sigue exactamente las leyes de la divergencia geométrica, ya que el aire no es un gas de densidad homogénea, ni está en absoluto reposo. Existe, en consecuencia, una atenuación suplementaria debida a la absorción por el aire de parte de la energía acústica que la transforma en calor.

Esta atenuación depende de la frecuencia del sonido, de la temperatura y de la humedad del aire. Cuanto mayor es la frecuencia, mayor es la atenuación experimentada.

Los valores de atenuación del ruido por absorción del aire se obtienen experimentalmente para unas ciertas condiciones de temperatura y humedad. En los casos habituales varían de 0,3 dB(A) a 1 dB(A) por cada 100 de recorrido en el aire, medidos según las diferentes frecuencias.

ABSORCION POR EL AIRE EN LA PROPAGACIÓN

Frecuencia en Hz	Atenuación en dBA por 100
125	0,03
250	0,066
500	0,157
1000	0,382
2000	0,953

Tabla 2. Absorción

5.3. Influencia de la temperatura y del viento en la propagación

Las variaciones de temperatura tienen una neta influencia sobre la densidad del aire, y por lo tanto, sobre la velocidad de propagación de las ondas sonoras (c = f(densidad)).

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La temperatura del aire puede decrecer con la altitud (caso más usual), o bien, crecer con ella (inversión térmica). Si la temperatura decrece con la altura, los rayos sonoros se curvan con pendiente creciente, provocando una zona de sombra alrededor de la fuente. Sin embargo, en el caso de inversión térmica, los rayos se curvan hacia el suelo, eliminando la zona de sombra. Esta situación de inversión térmica puede provocar un aumento de 5 a 6 dB(A) con relación a la situación normal.

Influencia de la temperatura en la propagación

TEMPERATURA DECRECIENTE CON LA ALTURA
ZONA DE SOMBRA
ZONA DE SOMBRA
X
X
TEM PERATURA CRECIENTE CON LA ALTURA

Gráfico.14. Influencia de la temperatura en la propagación

La influencia del viento puede motivar, así mismo, variaciones del orden de 5 dB(A) entre las distintas situaciones. En presencia del viento, el sonido, en lugar de propagarse en línea recta, se propaga según líneas curvas.

En el sentido del viento, el sonido se propaga mejor, y los rayos sonoros se curvan hacia el suelo.

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Contra el viento, el sonido se propaga peor que en ausencia del mismo, y los rayos sonoros se curvan hacia lo alto, formándose, a partir de una cierta distancia de la fuente (normalmente superior a los 200 metros), una zona de sombra.

La atenuación debida al viento es un fenómeno muy complejo difícil de modelizar, y en los casos en que existan en un lugar vientos dominantes característicos es aconsejable realizar mediciones directas para la estimación de su efecto sobre la propagación del ruido.

INFLUENCIA DEL VIENTO EN LA PROPAGACIÓN DEL RUIDO

DIRECCIÓN DE PROPAGACION DEL SONIDO
DIRECCIÓN DEL VIENTO
ZONA DE SOMBRA

Gráfico 1.15. Influencia del viento en la propagación.

5.4. El Efecto De Los Obstáculos

Si no existen obstáculos, el sonido emitido por una fuente se propaga en campo libre por el aire hasta alcanzar al receptor sin más atenuación que la debida a la distancia entre ambos y a la absorción del aire.

Si se interpone un obstáculo entre la fuente y el receptor, la propagación del sonido resulta modificada. Cuando una onda sonora encuentra un obstáculo sólido, una parte de la energía es reflejada por el obstáculo, otra parte es absorbida por el mismo, penetrando en su interior y transformándose en vibraciones mecánicas que pueden eventualmente radiar nuevas ondas acústicas, y, finalmente, el resto de la

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energía "bordea" el obstáculo, produciéndose una perturbación del campo acústico por efecto de la difracción.

ONDA REFLEJADA
ONDA ABSORBIDA
ONDA DIFRACTADA
ONDA TRANSMITIDA
RECEPTOR
FOCO EMISOR
ONDA DIFRACTADA, REFLEJADA SOBRE EL SUELO

Gráfico 1.16. Efecto de los obstáculos en la propagación

REFLEXIÓN

La presión sonora en un punto es debida no sólo a la radiación directa de la fuente, sino también al sonido indirecto procedente de todas las reflexiones que se producen. Si la energía reflejada es alta, estamos ante una superficie reflectante, acústicamente dura, que se comporta de un modo similar a los espejos con la luz.

Para los estudios y cálculos de las reflexiones suele utilizarse la teoría geométrica basada en la propagación del sonido en línea recta. De ahí el concepto utilizado de rayo sonoro por analogía con el rayo luminoso. Dependiendo de las características del obstáculo donde se produce la reflexión, el rayo sonoro puede reflejarse en una sola dirección o en varias direcciones, con lo que el estudio de su comportamiento se hará más complejo.

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REFLEXIÓN DEL SONIDO
FUENTE
Fuente imaginaria

Gráfico 1. 17. Reflexión del sonido

ABSORCIÓN

Cuando una onda sonora incide sobre una superficie, una pequeña parte de la energía se disipa absorbida por la misma. La absorción de la superficie es una función que depende de bastantes parámetros tales como rugosidad, porosidad, flexibilidad, y, en algunos casos, sus propiedades resonantes.

La eficacia de una superficie o material absorbente se expresa como un número entre 0 y 1, llamado coeficiente de absorción, α, de manera que 0 representa la no absorción, es decir, reflexión perfecta y 1 corresponde a la absorción perfecta.

La expresión es: $$\alpha = \frac{Energia\_absorbida}{Energia\_incidente}$$

El coeficiente de absorción es una función que varía con la frecuencia de la onda sonora por lo que es necesario conocer el espectro de ruido para juzgar el efecto que producirá el material absorbente sobre el ruido.

Para conocer el comportamiento global frente a la absorción de los dispositivos anti-ruido en campo libre se emplea un índice global DL_{α} expresado en decibelios, cuya expresión es:

$$DL_{\alpha} = -10 \log \left[1 - \frac{\sum_{i=1}^{18} \alpha_{Si} \cdot 10^{0,1 L_i}}{\sum_{i=1}^{18} 10^{0,1 L_i}} \right] dB$$

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COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

Donde

α_{si} es el coeficiente de absorción sonora en la banda de tercio de octava iésima.
L_i es el nivel de presión sonora en dB, compensado según la curva A en la banda de tercio de octava iésima

AISLAMIENTO (Transmisión)

Los obstáculos que encuentra una onda sonora en su propagación actúan como "barreras" ante el sonido. La capacidad que presenta un material o un obstáculo para oponerse al paso de la energía sonora a través del mismo (transmisión) se conoce como aislamiento. El mayor o menor aislamiento depende fundamentalmente del espesor y la masa superficial del obstáculo.

La pérdida por transmisión (TL) es la relación entre la energía sonora incidente y la energía sonora transmitida y se expresa en decibelios

$TL = 10 \log (E_i / E_t)$

Análogamente a la absorción, para conocer el comportamiento global frente al aislamiento de los dispositivos anti-ruido en campo libre se emplea un índice global **DL_R** expresado en decibelios , cuya expresión es:

$$DL_R = -10 \log \left[\frac{\sum_{i=1}^{18} 10^{0,1L_i} . 10^{-0,1R_i}}{\sum_{i=1}^{18} 10^{0,1L_i}} \right] dB$$

DIFRACCIÓN

Cuando una onda sonora encuentra un obstáculo que es pequeño en relación con la longitud de onda λ, el frente de onda en los bordes del mismo cambia de dirección. Este fenómeno se denomina difracción, y tiene como consecuencia que la denominada zona de sombra acústica (zona protegida situada detrás de un obstáculo) es considerablemente menor que la zona de sombra visual.

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RAYO DIRECTO
ONDA DIFRACTADA
FOCO EMISOR
RECEPTOR

Gráfico 1.18. Difracción de las ondas sonoras

5.5. El efecto "suelo"

Se denomina "efecto de suelo" o "efecto suelo" a las alteraciones producidas en la propagación de un sonido por la presencia de un determinado tipo de suelo.

Por una parte, el suelo actúa como un obstáculo sólido, reflejando una fracción de la energía acústica y absorbiendo el resto. Por otra parte, existen en las proximidades del suelo (sus efectos pueden sentirse hasta una altura de 10 metros) gradientes de temperatura y humedad, variables a lo largo del tiempo, movimientos de tierra, vegetación, y diversos obstáculos naturales que ralentizan la propagación del sonido, y provocan una absorción difícilmente evaluable.

Esta situación hace que la ley de atenuación de los niveles sonoros con la distancia se vea modificada por el efecto de suelo. A falta de modelos precisos, existen curvas experimentales para la evaluación de éste en función de la distancia a la fuente y el tipo de suelo.

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EFECTO SUELO
0
72
30 m
60 m
90 m
120 m
75
68
65
SUELO MUY
REFLECTANTE
75
72
68
65
62
SUELO MUY
ABSORBENTE

Gráfico 1.19. Efecto "suelo"

6. INDICES PARA LA EVALUACION DEL RUIDO AMBIENTAL

6.1. Las Molestias Debidas Al Ruido

El estudio del origen y propagación del sonido permite determinar las características principales del ruido, entendido éste como *un sonido no deseado*. Sin embargo, el carácter de molestia intrínseco a la definición de ruido, añade un componente de carácter no acústico, que necesita de la contribución de la fisiología, la psicología, la sociología y otras disciplinas para ser correctamente interpretado. Desde un punto de vista medioambiental, el estudio y control del ruido tienen sentido en cuanto a su utilidad para alcanzar una determinada protección de la calidad del ambiente sonoro. Los sonidos son analizados para conocer los niveles de inmisión en determinadas áreas y situaciones, y conocer el grado de molestia sobre la población. Existen situaciones en las que estas molestias son evidentes, ya que la exposición al ruido puede provocar daños físicos evaluables. Sin embargo, en gran parte de los casos, el riesgo para la salud no es tan fácil de cuantificar, interviniendo factores psicológicos y sociales que suelen ser analizados desde un punto de vista estadístico.

El grado de molestia tiene un componente subjetivo que introduce una considerable complejidad en el intento de establecer los criterios de calidad del ambiente sonoro. Conviene recordar aquí que el concepto de subjetividad no está

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Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

reñido con un análisis científico de los problemas, y existirán indicadores de ruido que estén mejor o peor correlacionados con el grado de molestia.

Para poder abordar el problema del ruido, es necesario, por lo tanto, el establecimiento de un indicador que "explique" adecuadamente este grado de molestia. Entre el gran número de parámetros e índices desarrollados en el campo de la acústica para el estudio de los sonidos es preciso seleccionar *un indicador de molestias* (a ser posible un índice numérico) que sirva de base para la evaluación del impacto y para el establecimiento de valores límite de inmisión que garanticen una determinada calidad del ambiente sonoro. Por otra parte, para ser operativo, este índice debe ser fácil de obtener y de interpretar. Las molestias debidas al ruido dependen de numerosos factores. El índice que se seleccione debe ser capaz de contemplar las variaciones o diferentes situaciones de los siguientes aspectos, entre otros:

a) La energía sonora: Las molestias que produce un sonido están directamente relacionadas con la energía del mismo. A más energía (sonido más fuerte) más molestia. El índice básico relacionado con la energía sonora es el nivel de presión sonora.

b) Tiempo de exposición: Para un mismo nivel de ruido, la molestia depende del tiempo al que un determinado sujeto está expuesto a ese ruido. Podemos estar contemplando periodos de segundos, minutos, horas o incluso una vida laboral entera. En general, un mayor tiempo de exposición supone un mayor grado de molestia.

c) Características del sonido: Para un mismo nivel de ruido y un mismo tiempo de exposición, la molestia depende de las características del sonido: espectro de frecuencias, ritmo, etc. La música es un sonido que en general resulta agradable

d) El receptor: No todas las personas consideran el mismo grado de molestia para el mismo ruido. Dependiendo de factores físicos, distintas sensibilidades auditivas, y en mayor medida de factores culturales, lo que

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para uno son ruidos muy molestos, para otros pueden no serlo. . Los factores culturales están relacionados con la experiencia vital del sujeto y sus expectativas. Distintas sociedades reaccionan de manera diferente frente a sonidos más o menos “familiares”. En las culturas occidentales, las mayores diferencias se encuentran entre los habitantes de los pequeños núcleos rurales y los de las grandes ciudades. Dentro de un mismo sector de población, el factor edad parece ser también significativo.

e) La actividad del receptor: Para un mismo sonido, dependiendo de la actividad del receptor, éste puede ser considerado como un ruido o no. El caso más evidente es el de los periodos de descanso. Un sonido que puede ser considerado como agradable (un concierto de música) se convierte en un ruido molesto si el receptor pretende dormir.

Sonidos que durante la actividad laboral pasan desapercibidos, se convierten en ruidos perfectamente reconocibles en periodos de descanso. Algunas actividades o estados requieren ambientes sonoros más silenciosos (lectura, enfermedades, conversaciones, etc.), percibiéndose como ruido cualquier sonido que no esté relacionado con la actividad.

f) Las expectativas y la calidad de vida: Dentro de este epígrafe se engloban aquellos aspectos subjetivos, difíciles de evaluar, que están relacionados con la calidad de vida de las personas. Para ciertos grupos de personas, las exigencias de calidad ambiental para el tiempo y los espacios dedicados al ocio son muy superiores a las de otras situaciones. El caso más frecuente es el de las viviendas de segunda residencia, en las que los ruidos se perciben en general como mucho más molestos que en la vivienda principal, debido a las expectativas de descanso depositadas en la segunda residencia. También sucede habitualmente que en entornos de una gran calidad ambiental, se aceptan peor los ruidos que en entornos medioambientalmente degradados.

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> La selección del indicador que se va a utilizar en el estudio se convierte así en una cuestión decisiva, ya que éste tiene por finalidad indicar las molestias que el ruido produce en la población, y dado el carácter subjetivo de las mismas, surgen numerosas discusiones en cuanto a la validez de los indicadores como descriptores de las molestias.
>
> El objetivo de las acciones de los técnicos y responsables del medio ambiente es conseguir que el ruido soportado por la población no sobrepase ciertos niveles admisibles. Estos niveles, como se vio anteriormente, varían según la fuente del ruido, la naturaleza del receptor y la actividad que este desarrolla, y del tiempo de exposición al ruido. La adopción de índices descriptores del ruido que tengan en cuenta todos estos factores no es una cuestión fácil.
>
> Por un lado existen criterios sanitarios que establecen, para la protección del sistema auditivo y salud en general, límites máximos admisibles de ciertos índices que reflejan la exposición de las personas al ruido. Por otro lado, existen criterios de calidad ambiental que establecen para otro tipo de índices, umbrales en función de las demandas o exigencias de las personas y las colectividades frente al ruido.

Dado el fuerte componente subjetivo de la respuesta individual de las personas y la creciente preocupación medioambiental de las sociedades desarrolladas, en la que, por otra parte, influyen notablemente los niveles cultural y económico, los estudios y encuestas psico- sociológicas resultan imprescindibles para establecer qué indicadores de ruido son los mejor relacionados con las molestias percibidas.

Tras muchos años de investigación no se ha conseguido aún una unanimidad de criterios en cuanto a la validez de los indicadores utilizados hasta la actualidad, y la cuestión está sujeta a un continuo debate y revisión. Desde el punto de vista de la gestión del medio ambiente sonoro representa un grave inconveniente, ya que induce frecuentemente a grandes errores a la hora de evaluar la calidad del medio ambiente sonoro.

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6. 2. Índices Básicos

- Nivel de presión sonora (nivel sonoro). L, PL

Varía a lo largo del tiempo. Se expresa por L_A cuando se mide en decibelios A, que es lo habitual en estudios medioambientales. Para un determinado periodo de tiempo T, se pueden determinar entre otros los valores L_{Amax} , el máximo valor de nivel de presión Sonora (SPL) alcanzado durante todo el intervalo de estudio, y L_{Amin} , el mínimo valor. Representan el ruido de mayor y menor intensidad y no aportan información sobre su duración ni sobre la exposición total al ruido.

Nivel sonoro
en dB(A)
90
80
70
60
50
40
Lmax
Lmin
0
1
2
3
4
5
Tiempo
(minutos)
Niveles sonoros máximos y mínimos

Gráfico 1.20. Evolución del nivel de presión sonora al borde de una carretera

- Nivel de presión sonora continúo equivalente. $L_{Aeq}(T)$

Expresa la media de la energía sonora percibida por un individuo en un intervalo de tiempo, es decir, representa el nivel de presión que habría sido producido por un ruido constante con la misma energía que el ruido realmente percibido, durante el mismo intervalo de tiempo. El nivel de presión sonora equivalente debe ir acompañado siempre de la indicación del período de tiempo al que se refiere. Se

$$L_{Aeq}(T) = 10\,\mathrm{LOG}\left(\frac{1}{T}\right)\int \left(\frac{P}{P_0}\right)^2 dt$$

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Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
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expresa $L_{Aeq}(T)$ o $L_{Aeq}.T$ que indica la utilización de la red de ponderación A, y su formulación matemática es:

Dónde:

T = tiempo de duración de la medición

P = presión sonora instantánea en Pa

P_O = presión de referencia = $2 * 10^{-5}$ Pa

$$L_{Aeq}(T) = 10 \, \mathrm{LOG} \left(\frac{1}{T}\right) \sum 10^{L_i/10} \cdot t_i$$

En la práctica el cálculo del L_{Aeq} se realiza sumando n niveles de presión sonora L_i emitidos en Los intervalos de tiempo t_i , y la expresión adopta la forma (discreta):

dónde: $T =$ t_i = tiempo de exposición

L_i = nivel de presión sonora constante en el intervalo i t_i = tiempo del intervalo i correspondiente al nivel L_i

El L_{Aeq} se expresa en dBA, y no tiene sentido si no va acompañado de una base de tiempo o intervalo de observación:

L_{Aeq} (t^1, t^2) o L_{Aeq} (T)

El uso del L_{Aeq} como indicador de las molestias de ruido generado en el entorno de los aeropuertos se está generalizando en todos los países desarrollados. Esta tendencia tiene su origen en el proceso integrador de control del ruido existente en la actualidad, en el que se consideran de forma conjunta todas las posibles fuentes de ruido. Dado que existe desde hace algunos años una gran unanimidad en cuanto al uso del L_{Aeq} como indicador del ruido en los campos de exposición ocupacional,

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Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
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ruido de los transportes terrestres, ruido en ambientes exteriores, etc., su utilización para el ruido de los aviones permite establecer comparaciones y agregar fácilmente los niveles procedentes de distintas fuentes. Esta cualidad del L_{Aeq} debida a su carácter de indicador energético, no la tienen otros índices específicos utilizados históricamente para la descripción del impacto acústico del tráfico aéreo.

A pesar de las limitaciones, citadas anteriormente, que poseen los índices expresados en niveles continuos equivalentes, la mayoría de las administraciones europeas tienden a utilizar el L_{Aeq} (o índices derivados de éste) como indicadores universales, debido fundamentalmente a las siguientes ventajas que ofrecen:

1. Es un índice relativamente sencillo de comprender, en comparación con otros índices.
2. Es un índice que mide un concepto acústico muy claro: la energía media durante un determinado periodo de tiempo
3. Es un índice que permite establecer comparaciones y agregar niveles procedentes de diversas fuentes
4. Es el índice más utilizado en las evaluaciones de impacto ambiental
5. Las directivas europeas y las normas CEN utilizan el L_{Aeq}
6. Es un índice que permite considerar diferentes periodos de tiempo para la evaluación del impacto
7. Es un índice que permite comparar los niveles originados por una determinada fuente con los niveles de fondo ambientales existentes en una determinada zona
8. Es un índice que se puede obtener directamente de los instrumentos de medida.

Estas son fundamentalmente las razones que han llevado a la adopción del L_{Aeq} como indicador del ruido general en las legislaciones nacionales de algunos países con gran desarrollo en materia de lucha contra el ruido.

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7.METODOLOGÍA.

Se definió utilizar la siguiente metodología:

A).- Metodología estática

En este tipo de metodología se le da mayor importancia a la evolución temporal del ruido frente a la evolución espacial del mismo. Consiste en la instalación de estaciones fijas de medida en los puntos de medida seleccionados, que evalúan de manera ininterrumpida el ruido durante uno o más ciclos.

Esta metodología presenta la ventaja de proporcionar una información exhaustiva sobre el ruido medio, lo que la hace muy adecuada para el estudio de fondo o base y de fuentes sonoras que se activen y generen ruido a futuro o presente de las que se tiene poca información.

Como regla general, el periodo de medición se realizó durante 48 horas procurando con ello conseguir un buen conocimiento de la evolución del ruido de fondo comunitario aledaño al proyecto, teniendo en cuenta las condiciones atmosféricas de la zona.

El tratamiento y análisis estadístico se realizó utilizando el software Infostat.

7.1. Instrumentación Y Materiales De Medida.

Se realizó usando el nivel sonoro continuo equivalente (LAeq) como indicador de ruido.

Donde,

Ldia= nivel sonoro medio a largo plazo ponderado a definitivo en la norma ISO 1996 2:

1987, determinado a lo largo de todos los periodos diurnos del año.

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COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

Se tomó como base horaria, la definida por los criterios de Banco Mundial, tomando para el día desde las 7:00 a las 22:00

Lnoche= nivel sonoro medio a largo plazo ponderado a definitivo en la norma ISO 1996 2:

1987, determinado a lo largo de todos los periodos nocturnos de un año.

Se tomó como base horaria, la definida por los criterios de Banco Mundial tomando para la noche en complemento al día desde las 22:00 a las 7:00

IFC Corporación Financiera Internacional Grupo del Banco Mundial	**Guías sobre medio ambiente, salud y seguridad** GUÍAS GENERALES: MEDIO AMBIENTE RUIDO	
	UNA HORA LAEQ (DbA)	
RECEPTOR	POR EL DÍA 07:00 – 22:00	POR LA NOCHE 22:00 – 07:00

Como se ha comentado anteriormente, el valor Leq, expresado en dB(A), es el parámetro más importante y utilizado en la evaluación del ruido de fondo en este caso.

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Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

7.2. Equipo De Medición

Se han realizado las mediciones de la zona bajo estudio, utilizando los equipos de medida que a continuación se enumeran:

- Sonómetro Analizador Tipo II TSE-1358C
- Calibrador CEM SC-05
- ETYMOTIC Dosímetro *ER-200DW8*

Los instrumentos utilizados para la caracterización de este perfil de ruido de fondo comunitario fueron: 5 Dosímetros integradores y medidores directos de Lqe dB(A) tomando cada punto como habitante receptor y para control de la dinámica de recepción del nivel de presión sonora de los mismos se utilizó un sonómetro integrador Tipo 2, calibrados antes y después del estudio y con calibración de fábrica, respectivamente. Ver anexos.

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Geotermica Platanares

8. DEFINICIÓN DE LA ZONA BAJO ESTUDIO

San Andrés Minas, está situado en un cerro de la jurisdicción del Municipio de La Unión, en el departamento de Copan. Sus coordenadas satelitales son 14 45 38, -88 56 32

El Proyecto Geoplatanares esta contiguo a los linderos de la Mina Cielo abierto de San Andrés.

Central eléctrica
Geoplatanares ORMAT

Elección de los puntos de medida.

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Geotermica Platanares

9. LOCALIZACIÓN DE LOS PUNTOS DE MEDICIÓN

El establecimiento de los puntos de medida fue establecido por la Empresa Geoplatanares. Y se identifican en el siguiente plano satelital, a saber:

1
Central eléctrica
Geoplatanares ORMAT
2
3
4
V-382
5
Office Solutions
V-382
V-382
Google

Localización de los puntos de medición

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Geotermica Platanares

10. NIVELES DE RUIDO EXISTENTES

Se realizan las mediciones en los puntos definidos anteriormente, tanto en periodo diurno como nocturno, para obtener los niveles sonoros de fondo de recepción en **estado operacional.**

A) En general, las mediciones se realizaron durante el período diurno y nocturno. Para contrastar con los valores criterios del Banco Mundial.

B) El parámetro a medir será el nivel de presión sonora equivalente ponderado (LAeq) durante 48 horas continuas con registros en Dosisonometros cada 220 milisegundos sumados cada 3.75 minutos para tener 16 mediciones por hora, con mediciones sonometricas en los momentos de la observancia del estado funcional de los dosímetros al igual que el sonómetro siempre sus micrófonos apuntaron en dirección hacia el proyecto de planta. Y todos ellos se sostuvieron con trípode las 48 horas de muestreo.

E) Obtención del nivel de evaluación:

En general y en función del periodo que se esté caracterizando, el nivel de evaluación será:

- LAeq, en el período diurno y nocturno.

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Geotermica Platanares

11. RESULTADOS DE LAS MEDICIONES

Los valores del nivel de presión sonora en cada punto evaluado, se muestran en los cuadros descritos a continuación:

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO
PUNTO DE MUESTREO #1

TABLAS DE VALORES

No.	DIA	DESCRIPCION	VALOR MEDIO Lq. Db(A) DIA	VALOR MEDIO Lq. Db(A) NOCHE	BANCO MUNDIAL NORMA Lq.Db(A)		DENTRO O FUERA DE NORMA DIA	DENTRO O FUERA DE NORMA NOCHE
					DIA	NOCHE		
1	PRIMER DIA (24 HRS)	PUNTO DE MUESTREO #1	30.9	21.20	55	45	DENTRO DE NORMA	DENTRO DE NORMA
2	SEGUNDO DIA (24 HRS)	PUNTO DE MUESTREO #1	24.57	20.45	55	45	DENTRO DE NORMA	DENTRO DE NORMA
3	PROMEDIO (48 HRS)	PUNTO DE MUESTREO #1	27.73	20.83	55	45	DENTRO DE NORMA	DENTRO DE NORMA

DATOS ESTADISTICOS PUNTO 1	
MEDIA	25.95
MEDIANA	20.00
VARIANZA	214.99
DESVIACION ESTANDAR	14.66
VALOR MAXIMO	78.81
VALOR MINIMO	20.00

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COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO

PUNTO DE MUESTREO NO. 1
VALOR LQ. Db(A)
HORAS
VALOR Lq. PUNTO 1
1 2 3 5 8 14 15 16 17 18 19 20 21 24 25 38 39 40 41 42 43 45 47 49
34.87 34.46 22.26 21.83 20.00 23.14 27.73 32.94 33.10 58.71 55.30 54.61 32.44 24.88 20.00 20.00 24.13 23.49 21.94 22.17 41.34 30.40 21.89 20.00

SONOMETRIA CONTROL PUNTO 1
VALOR Leq. Db(A)
HORAS
1 2 3 4 5 6 7 8 9 10
DIA 1 67.9 66.2 66.7 64.5 64.9 65.5 65.7 65.4 65.2 66.4
DIA 2 64.8 65.2 64.6 64.7 65.1 66.2 64.6 64.7 64.0 65.0

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO
PUNTO DE MUESTREO #2

TABLAS DE VALORES

No.	DIA	DESCRIPCION	VALOR MEDIO Lq. Db(A) DIA	VALOR MEDIO Lq. Db(A) NOCHE	BANCO MUNDIAL		DENTRO O FUERA DE NORMA DIA	DENTRO O FUERA DE NORMA NOCHE
					DIA	NOCHE		
1	PRIMER DIA (24 HRS)	PUNTO DE MUESTREO #2	21.92	21.57	55	45	DENTRO DE NORMA	DENTRO DE NORMA
2	SEGUNDO DIA (24 HRS)	PUNTO DE MUESTREO #2	21.31	22.10	55	45	DENTRO DE NORMA	DENTRO DE NORMA
3	PROMEDIO (48 HRS)	PUNTO DE MUESTREO #2	21.61	21.83	55	45	DENTRO DE NORMA	DENTRO DE NORMA

DATOS ESTADISTICOS PUNTO 2	
MEDIA	21.85
MEDIANA	20.00
VARIANZA	72.84
DESVIACION ESTANDAR	8.53
VALOR MAXIMO	72.36
VALOR MINIMO	20.00

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COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO

PUNTO DE MUESTREO NO.2
VALOR LQ. DB(A)
35.00
25.00
20.00
15.00
10.00
5.00
0.00
1 2 5 8 14 15 17 19 20 25 29 32 34 37 39 40 42 43 44 47 49
HORAS

SONOMETRIA CONTROL PUNTO 2
VALOR Leq. Db(A)
58.0
56.0
54.0
52.0
50.0
48.0
46.0
HORAS
	1	2	3	4	5	6	7	8	9	10
DIA 1	57.3	56.4	56.4	56.0	55.6	54.3	56.1	55.5	52.6	56.1
DIA 2	52.8	53.8	53.3	53.2	50.1	52.2	51.2	53.8	53.9	54.1

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO
PUNTO DE MUESTREO #3

TABLAS DE VALORES

No.	DIA	DESCRIPCION	VALOR MEDIO Lq. Db(A) DIA	VALOR MEDIO Lq. Db(A) NOCHE	BANCO MUNDIAL		DENTRO O FUERA DE NORMA DIA	DENTRO O FUERA DE NORMA NOCHE
					DIA	NOCHE		
1	PRIMER DIA (24 HRS)	PUNTO DE MUESTREO #3	28.64	27.45	55	45	DENTRO DE NORMA	DENTRO DE NORMA
2	SEGUNDO DIA (24 HRS)	PUNTO DE MUESTREO #3	25.76	24.55	55	45	DENTRO DE NORMA	DENTRO DE NORMA
3	PROMEDIO (48 HRS)	PUNTO DE MUESTREO #3	27.20	26.00	55	45	DENTRO DE NORMA	DENTRO DE NORMA

DATOS ESTADISTICOS PUNTO 3	
MEDIA	26.11
MEDIANA	20.00
VARIANZA	209.57
DESVIACION ESTANDAR	14.48
VALOR MAXIMO	78.81
VALOR MINIMO	20.00

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COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO

PUNTO DE MUESTREO NO.3
VALOR LQ. Db(A)
HORAS
VALOR Lq. PUNTO 3
28.29 20.00 20.00 21.75 38.03 23.68 27.47 21.89 35.09 20.00 20.00 20.00 48.47 23.58 24.28 20.00 26.64 29.46 32.79 31.00 20.00

SONOMETRIA CONTROL PUNTO 3
VALOR Leq. Db(A)
HORAS
	1	2	3	4	5	6	7	8	9	10
DIA 1	60.2	59.6	61.8	64.6	58.0	54.8	54.7	54.6	54.9	54.4
DIA 2	57.8	58.2	57.5	58.7	53.4	53.5	52.3	53.3	58.4	55.0

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO
PUNTO DE MUESTREO #4

TABLA DE VALORES

No.	DIA	DESCRIPCION	VALOR MEDIO Lq. Db(A) DIA	VALOR MEDIO Lq. Db(A) NOCHE	BANCO MUNDIAL		DENTRO O FUERA DE NORMA DIA	DENTRO O FUERA DE NORMA NOCHE
					DIA	NOCHE		
1	PRIMER DIA (24 HRS)	PUNTO DE MUESTREO #4	32.89	25.09	55	45	DENTRO DE NORMA	DENTRO DE NORMA
2	SEGUNDO DIA (24 HRS)	PUNTO DE MUESTREO #4	33.11	24.68	55	45	DENTRO DE NORMA	DENTRO DE NORMA
3	PROMEDIO (48 HRS)	PUNTO DE MUESTREO #4	33.00	24.88	55	45	DENTRO DE NORMA	DENTRO DE NORMA

DATOS ESTADISTICOS PUNTO 4	
MEDIA	30.73
MEDIANA	20.00
VARIANZA	325.64
DESVIACION ESTANDAR	18.05
VALOR MAXIMO	75.63
VALOR MINIMO	20.00

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO

PUNTO DE MUESTREO NO.4
VALOR Lq. DB(A)
HORAS
1 2 5 8 14 15 17 19 20 25 23 32 34 37 39 41 43 44 45 46 48 49
VALOR Lq. PUNTO 4 31.70 36.12 25.01 20.00 36.44 40.64 32.69 36.93 40.51 39.67 22.30 20.00 20.00 23.82 43.48 40.41 44.14 44.91 40.80 44.47 32.75 38.93

SONOMETRIA CONTROL PUNTO 4
VALOR Leq. Db(A)
HORAS
1 2 3 4 5 6 7 8 9 10
DIA 1 52.1 52.6 51.7 51.2 49.9 48.7 48.5 48.8 48.6 48.9
DIA 2 51.9 50.3 51.1 53.2 52.9 53.4 53.9 52.0 50.2 50.4

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO
PUNTO DE MUESTREO #5

TABLA DE VALORES

No.	DIA	DESCRIPCION	VALOR MEDIO Lq. Db(A) DIA	VALOR MEDIO Lq. Db(A) NOCHE	BANCO MUNDIAL		DENTRO O FUERA DE NORMA DIA	DENTRO O FUERA DE NORMA NOCHE
					DIA	NOCHE		
1	PRIMER DIA (24 HRS)	PUNTO DE MUESTREO #5	23.45	20.00	55	45	DENTRO DE NORMA	DENTRO DE NORMA
2	SEGUNDO DIA (24 HRS)	PUNTO DE MUESTREO #5	20.42	20.57	55	45	DENTRO DE NORMA	DENTRO DE NORMA
3	PROMEDIO (48 HRS)	PUNTO DE MUESTREO #5	21.93	20.28	55	45	DENTRO DE NORMA	DENTRO DE NORMA

DATOS ESTADISTICOS PUNTO 5	
MEDIA	21.26
MEDIANA	20.00
VARIANZA	53.43
DESVIACION ESTANDAR	7.31
VALOR MAXIMO	77.07
VALOR MINIMO	20.00

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO DE FONDO

PUNTO DE MUESTREO NO.5
VALOR LQ. DB(A)
HORAS

HORAS	1	2	5	8	14	15	17	19	20	22	25	26	29	34	38	39	41	42	43	44	45	48
VALOR Lq. PUNTO 5	51.24	20.00	20.00	20.00	20.00	20.00	21.65	22.27	20.00	21.75	20.00	20.00	20.00	20.00	23.01	22.18	22.60	22.69	21.56	20.00	20.00	24.54

SONOMETRIA CONTROL PUNTO 5
VALOR Leq. Db(A)
HORAS

HORAS	1	2	3	4	5	6	7	8	9	10
DIA 1	56.1	55.1	55.2	54.2	46.5	46.3	45.8	44.9	45.2	44.4
DIA 2	51.2	51.6	53.2	51.0	53.9	54.3	55.7	48.1	52.7	47.5

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Geotermica Platanares

GEOPLATANARES EN CONDICION OPERATIVA
MONITOREO DE RUIDO POR SONOMETRIA

TABLA DE VALORES

No.	DESCRIPCION	PUNTO DE MUESTREO	VALOR Leq. (Db) A	NORMA RMPATEP de Honduras Db(A)	DIFERENCIA	DENTRO DE NORMA FUERA DE NORMA
1	OTRAS AREAS	OS2 1 PUNTO C	72.4	85	12.6	Dentro de Norma
2		OS2 1 PUNTO B	76.2	85	8.8	Dentro de Norma
3		OS2 1 PUNTO A	72.4	85	12.6	Dentro de Norma
4		OS2 1 B PUNTO 1	81.8	85	3.2	Dentro de Norma
5		OS2 1 PUNTO 2	91.4	85	-6.4	Fuera de Norma
6		ENTRADA A PLANTA	68.9	85	16.1	Dentro de Norma
7		ENTRADA POR FUERA	56.2	85	28.8	Dentro de Norma
8		OS2 A	78.6	85	6.4	Dentro de Norma
9		OS2 B1	73.2	85	11.8	Dentro de Norma
10		OS2 B2	78.5	85	6.5	Dentro de Norma
11		OS2 B3	80.3	85	4.7	Dentro de Norma
12		OS2 B4	90.8	85	-5.8	Fuera de Norma
13		OS2 C1	75.1	85	9.9	Dentro de Norma
14		OS2 C2	76.7	85	8.3	Dentro de Norma
15		LEVEL 3.2	82.3	85	2.7	Dentro de Norma
16		LEVEL 3.1	72.1	85	12.9	Dentro de Norma
17		LEVEL 2.2	87.8	85	-2.8	Fuera de Norma
18		LEVEL 2.1	82.5	85	2.5	Dentro de Norma
19		LEVEL 1.1	78.7	85	6.3	Dentro de Norma
20		LEVEL 1.2	79.5	85	5.5	Dentro de Norma
21		LEVEL 1 FT1	89.2	85	-4.2	Fuera de Norma
22		COMPRESORES	78.8	85	6.2	Dentro de Norma
23		PANEL DE CONTROLES	52	85	33	Dentro de Norma

RMPATEP = REGLAMENTO GENERAL DE MEDIDAS PREVENTIVAS DE ACCIDENTES DE TRABAJO Y ENFERMEDADES PROFESIONALES DE HONDURAS

PUNTO DE MUESTREO EN FUNCION DE NIVEL Lq. Db(A)
Titulo del eje
100
90
80
70
60
50
40
30
20
10
0
OS2 1 PUNTO C
OS2 1 PUNTO B
OS2 1 PUNTO A
OS2 1 B PUNTO 1
OS2 1 PUNTO 2
ENTRADA A PLANTA
ENTRADA POR FUERA
OS2 A
OS2 B1
OS2 B2
OS2 B3
OS2 B4
OS2 C1
OS2 C2
LEVEL 3.2
LEVEL 3.1
LEVEL 2.2
LEVEL 2.1
LEVEL 1.1
LEVEL 1.2
LEVEL 1 FT1
COMPRESORES
PANEL DE CONTROLES
VALOR Lq. Db(A)
Valor Norma

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COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

PLANTA DE OPERACIONES
LEVANTAMIENTO TOPOGRAFICO PARA PLANTELES Y ESTRUCTURAS
02
INDICADA
ORMAT
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23

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12. CONCLUSIONES

A continuación, y a modo de resumen, se exponen las conclusiones más relevantes que se han obtenido en el desarrollo de esta evaluación-monitoreo en condiciones operativas de la Planta Geotérmica Platanares.

- De acuerdo y en contraste de los valores medios de Leq(A) obtenidos con los que presenta el IFC del Banco Mundial para el día y la noche, estos se encuentran por debajo de los mismos en ambos espacios.

- El punto de muestreo No. 1 si bien refleja valores sonómetricos de control de día por arriba de la norma estos valores coincidieron con el transito vehicular pesado hacia la planta. Fuera de estos valores según los datos continuos día y noche en las 48 horas, mediaron valores por debajo de la norma y además no afecta la comunidad porque en dicho punto no hay residencias.

- Los controles sonometricos reflejan valores equivalentes de comportamiento al de los dosi-sonometros que como testigo validan al primero.

- Los medios de control implementados en la planta principal especialmente en generadores eléctricos, ventiladoras y muro perimetral, denotan un importante y significativo medio de control para evitar la contaminación sónica comunal.

- Ningún punto en estas condiciones amenaza la confortabilidad y los sistemas auditivos de los moradores en citados puntos.

- El tráfico vehiculas son la fuente de ruido ambiental más importante en los puntos estudiados especialmente el máximo nivel registrados.

- Los valores más bajos registrados por la configuración de rango de los Dosisonometros fue de 20 Db(A) y se convirtió en valor moda de día como de noche.

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COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

- Como es natural los valores más frecuentemente elevados se registraron en el día.

- Adicionalmente, se realizó un monitoreo de 23 puntos de sonometría en el plantel de producción y los mismos muestran solo 4 puntos con valores que sobre pasan la norma de 85 Db(A) del Reglamento de Medidas Preventivas de Accidentes de Trabajo y Enfermedades Profesionales de Honduras para Trabajadores. Sin embargo, la empresa otorga protección auditiva de suficiente capacidad de atenuación real para proteger el sistema auditivo y además los protege la ocasional exposición a esos puntos.

- Si contrastamos los datos de valores obtenidos internamente en el plantel de operación y los emitidos a la comunidad, se establece que los mecanismos de control o mitigación dentro y para los efectos fuera del proyecto o plantel hacia la comunidad, **son adecuados**.

13. RECOMENDACIONES

- Desarrollar estudios de seguimiento sonómetricos como mínimo cada 2 años, si se mantienen las condiciones actuales.

- Si se incorporan estructuras o equipos generadoras de ruido o se incrementan las capacidades de generación actual que incrementen el mismo, será conveniente desarrollar monitoreos especiales dado esas condiciones.

COSESAE GERENCIA EHS

Dr. Mauricio Venegas
Gerente TECSHE

COSESAE GERENCIA ADMINISTRATIVA

Dra. Claudia Meza
Gerente Administrativo

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Geotermica Platanares

14. ANEXOS

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Geotermica Platanares

INSTRUMENTOS DE MEDICION

VALORES DE CALIBRACION

DIA	DOSI-SONOMETRO										SONOMETRO	
	1		2		3		4		5			
	A	D	A	D	A	D	A	D	A	D	A	D
1 DIA	0		0		0		0		0		0	0.7
2 DIA		0.3		0.4		0.5		0.5		0.5	0	0.6

A= ANTES DE LA MEDICION D= DESPUES DE LA MEDICION

62
Ref: 000-2037

Schedule 3.01(l) - 72

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

VALORES DE SONOMETRIA 24H CONTROL

No.	DESCRIPCION	PUNTO DE MUESTREO	VALOR Leq. (Db) A	NORMA BANCO MUNDIAL VALOR Db(A) DIA	DIFERENCIA	DENTRO DE NORMA FUERA DE NORMA
1	MIERCOLES	PUNTO DE MUESTREO #1	67.9	55	-12.9	Fuera de Norma
2			66.2	55	-11.2	Fuera de Norma
3			66.7	55	-11.7	Fuera de Norma
4			64.5	55	-9.5	Fuera de Norma
5			64.9	55	-9.9	Fuera de Norma
6			65.5	55	-10.5	Fuera de Norma
7			65.7	55	-10.7	Fuera de Norma
8			65.4	55	-10.4	Fuera de Norma
9			65.2	55	-10.2	Fuera de Norma
10			66.4	55	-11.4	Fuera de Norma
11		PUNTO DE MUESTREO #2	54.3	55	0.7	Dentro de Norma
12			53.5	55	1.5	Dentro de Norma
13			52.7	55	2.3	Dentro de Norma
14			54.7	55	0.3	Dentro de Norma
15			52.1	55	2.9	Dentro de Norma
16			54.3	55	0.7	Dentro de Norma
17			54.8	55	0.2	Dentro de Norma
18			53.6	55	1.4	Dentro de Norma
19			52.6	55	2.4	Dentro de Norma
20			54.1	55	0.9	Dentro de Norma
21		PUNTO DE MUESTREO #3	52.7	55	2.3	Dentro de Norma
22			54.3	55	0.7	Dentro de Norma
23			53.8	55	1.2	Dentro de Norma
24			53.1	55	1.9	Dentro de Norma
25			54.2	55	0.8	Dentro de Norma
26			54.8	55	0.2	Dentro de Norma
27			54.7	55	0.3	Dentro de Norma
28			54.6	55	0.4	Dentro de Norma
29			54.9	55	0.1	Dentro de Norma
30			54.4	55	0.6	Dentro de Norma
31		PUNTO DE MUESTREO #4	52.1	55	2.9	Dentro de Norma
32			52.6	55	2.4	Dentro de Norma
33			51.7	55	3.3	Dentro de Norma
34			51.2	55	3.8	Dentro de Norma
35			49.9	55	5.1	Dentro de Norma
36			48.7	55	6.3	Dentro de Norma
37			48.5	55	6.5	Dentro de Norma
38			48.8	55	6.2	Dentro de Norma
39			48.6	55	6.4	Dentro de Norma
40			48.9	55	6.1	Dentro de Norma
41		PUNTO DE MUESTREO #5	54.7	55	0.3	Dentro de Norma
42			54.2	55	0.8	Dentro de Norma
43			53.9	55	1.1	Dentro de Norma
44			54.2	55	0.8	Dentro de Norma
45			46.5	55	8.5	Dentro de Norma
46			46.3	55	8.7	Dentro de Norma
47			45.8	55	9.2	Dentro de Norma
48			44.9	55	10.1	Dentro de Norma
49			45.2	55	9.8	Dentro de Norma
50			44.4	55	10.6	Dentro de Norma

63
Ref: 000-2037

Schedule 3.01(l) - 73

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

VALORES DE SONOMETRIA 24H CONTROL

No.	DESCRIPCION	PUNTO DE MUESTREO	VALOR Leq. (Db) A	NORMA BANCO MUNDIAL VALOR Db(A) DIA	DIFERENCIA	DENTRO DE NORMA FUERA DE NORMA
1	JUEVES	PUNTO DE MUESTREO #1	64.8	55	-9.8	Fuera de Norma
2			65.2	55	-10.2	Fuera de Norma
3			64.6	55	-9.6	Fuera de Norma
4			64.7	55	-9.7	Fuera de Norma
5			65.1	55	-10.1	Fuera de Norma
6			66.2	55	-11.2	Fuera de Norma
7			64.6	55	-9.6	Fuera de Norma
8			64.7	55	-9.7	Fuera de Norma
9			64.0	55	-9	Fuera de Norma
10			65.0	55	-10	Fuera de Norma
11		PUNTO DE MUESTREO #2	52.8	55	2.2	Dentro de Norma
12			53.8	55	1.2	Dentro de Norma
13			53.3	55	1.7	Dentro de Norma
14			53.2	55	1.8	Dentro de Norma
15			50.1	55	4.9	Dentro de Norma
16			52.2	55	2.8	Dentro de Norma
17			51.2	55	3.8	Dentro de Norma
18			53.8	55	1.2	Dentro de Norma
19			53.9	55	1.1	Dentro de Norma
20			54.1	55	0.9	Dentro de Norma
21		PUNTO DE MUESTREO #3	53.4	55	1.6	Dentro de Norma
22			54.2	55	0.8	Dentro de Norma
23			52.6	55	2.4	Dentro de Norma
24			54.1	55	0.9	Dentro de Norma
25			53.4	55	1.6	Dentro de Norma
26			53.5	55	1.5	Dentro de Norma
27			52.3	55	2.7	Dentro de Norma
28			53.3	55	1.7	Dentro de Norma
29			54.2	55	0.8	Dentro de Norma
30			53.7	55	1.3	Dentro de Norma
31		PUNTO DE MUESTREO #4	51.9	55	3.1	Dentro de Norma
32			50.3	55	4.7	Dentro de Norma
33			51.1	55	3.9	Dentro de Norma
34			53.2	55	1.8	Dentro de Norma
35			52.9	55	2.1	Dentro de Norma
36			53.4	55	1.6	Dentro de Norma
37			53.9	55	1.1	Dentro de Norma
38			52.0	55	3	Dentro de Norma
39			50.2	55	4.8	Dentro de Norma
40			50.4	55	4.6	Dentro de Norma
41		PUNTO DE MUESTREO #5	51.2	55	3.8	Dentro de Norma
42			51.6	55	3.4	Dentro de Norma
43			53.2	55	1.8	Dentro de Norma
44			51.0	55	4	Dentro de Norma
45			53.9	55	1.1	Dentro de Norma
46			54.3	55	0.7	Dentro de Norma
47			53.7	55	1.3	Dentro de Norma
48			48.1	55	6.9	Dentro de Norma
49			52.7	55	2.3	Dentro de Norma
50			47.5	55	7.5	Dentro de Norma

64
Ref: 000-2037

Schedule 3.01(l) - 74

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #1

PUNTO 1	
Time H	LEQ dB
0.00	69.45
0.06	69.45
0.13	20.00
0.19	20.00
0.25	20.00
0.31	20.00
0.38	20.00
0.44	20.00
0.50	20.00
0.56	20.00
0.63	45.32
0.69	20.00
0.75	20.00
0.81	60.75
0.88	57.82
0.94	55.23
1.00	20.00
1.06	20.00
1.13	20.00
1.19	64.92
1.25	75.72
1.31	45.10
1.38	20.00
1.44	45.57
1.50	20.00
1.56	46.13
1.63	73.92
1.69	20.00
1.75	20.00
1.81	20.00
1.88	20.00
1.94	20.00
2.00	20.00
2.06	20.00
2.13	20.00
2.19	20.00
2.25	20.00
2.31	20.00
2.38	20.00
2.44	20.00
2.50	20.00
2.56	56.18
2.63	20.00
2.69	20.00
2.75	20.00
2.81	20.00
2.88	20.00
2.94	20.00

Time H	LEQ dB
3.00	20.00
3.06	20.00
3.13	20.00
3.19	20.00
3.25	20.00
3.31	20.00
3.38	20.00
3.44	61.83
3.50	20.00
3.56	20.00
3.63	20.00
3.69	20.00
3.75	20.00
3.81	20.00
3.88	20.00
3.94	20.00
4.00	20.00
4.06	20.00
4.13	20.00
4.19	20.00
4.25	20.00
4.31	49.39
4.38	20.00
4.44	20.00
4.50	20.00
4.56	20.00
4.63	20.00
4.69	20.00
4.75	20.00
4.81	20.00
4.88	20.00
4.94	20.00
5.00	20.00
5.06	20.00
5.13	20.00
5.19	20.00
5.25	20.00
5.31	20.00
5.38	20.00
5.44	20.00
5.50	20.00
5.56	20.00
5.63	20.00
5.69	20.00
5.75	20.00
5.81	20.00
5.88	20.00
5.94	20.00

Time H	LEQ dB
4.00	20.00
6.06	20.00
6.13	20.00
6.19	20.00
6.25	20.00
6.31	20.00
6.38	20.00
6.44	20.00
6.50	20.00
6.56	20.00
6.63	20.00
6.69	20.00
6.75	20.00
6.81	20.00
6.88	20.00
6.94	20.00
7.00	20.00
7.06	20.00
7.13	20.00
7.19	20.00
7.25	20.00
7.31	20.00
7.38	20.00
7.44	20.00
7.50	20.00
7.56	20.00
7.63	20.00
7.69	20.00
7.75	20.00
7.81	20.00
7.88	20.00
7.94	20.00
8.00	20.00
8.06	20.00
8.13	20.00
8.19	20.00
8.25	20.00
8.31	20.00
8.38	20.00
8.44	20.00
8.50	20.00
8.56	20.00
8.63	20.00
8.69	20.00
8.75	20.00
8.81	20.00
8.88	20.00
8.94	20.00

Time H	LEQ dB
9.00	20.00
9.06	20.00
9.13	20.00
9.19	20.00
9.25	20.00
9.31	20.00
9.38	20.00
9.44	20.00
9.50	20.00
9.56	20.00
9.63	20.00
9.69	20.00
9.75	20.00
9.81	20.00
9.88	20.00
9.94	20.00
10.00	20.00
10.06	20.00
10.13	20.00
10.19	20.00
10.25	20.00
10.31	20.00
10.38	20.00
10.44	20.00
10.50	20.00
10.56	20.00
10.63	20.00
10.69	20.00
10.75	20.00
10.81	20.00
10.88	20.00
10.94	20.00
11.00	20.00
11.06	20.00
11.13	20.00
11.19	20.00
11.25	20.00
11.31	20.00
11.38	20.00
11.44	20.00
11.50	20.00
11.56	20.00
11.63	20.00
11.69	20.00
11.75	20.00
11.81	20.00
11.88	20.00
11.94	20.00

Time H	LEQ dB
12.00	20.00
12.06	20.00
12.13	20.00
12.19	20.00
12.25	20.00
12.31	20.00
12.38	20.00
12.44	20.00
12.50	20.00
12.56	20.00
12.63	20.00
12.69	20.00
12.75	20.00
12.81	20.00
12.88	20.00
12.94	20.00
13.00	20.00
13.06	20.00
13.13	20.00
13.19	20.00
13.25	20.00
13.31	20.00
13.38	20.00
13.44	20.00
13.50	20.00
13.56	70.37
13.63	20.00
13.69	20.00
13.75	20.00
13.81	20.00
13.88	20.00
13.94	20.00
14.00	20.00
14.06	20.00
14.13	20.00
14.19	20.00
14.25	20.00
14.31	20.00
14.38	70.55
14.44	20.00
14.50	20.00
14.56	20.00
14.63	20.00
14.69	20.00
14.75	57.61
14.81	20.00
14.88	20.00
14.94	55.54

65
Ref: 000-2037

Schedule 3.01(l) - 75

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #1

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	20.00	24.06	20.00	27.06	20.00
15.13	20.00	18.13	68.79	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	61.20	21.19	20.00	24.19	20.00	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	20.00	27.25	20.00
15.31	20.00	18.31	72.87	21.31	20.00	24.31	20.00	27.31	20.00
15.38	20.00	18.38	77.46	21.38	20.00	24.38	20.00	27.38	20.00
15.44	64.75	18.44	71.22	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	73.88	21.50	20.00	24.50	20.00	27.50	20.00
15.56	60.05	18.56	46.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	54.18	18.63	71.52	21.63	20.00	24.63	20.00	27.63	20.00
15.69	64.10	18.69	70.17	21.69	20.00	24.69	20.00	27.69	20.00
15.75	64.10	18.75	65.84	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	56.76	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	69.19	21.94	20.00	24.94	20.00	27.94	20.00
16.00	65.42	19.00	56.76	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	55.74	22.06	20.00	25.06	20.00	28.06	20.00
16.13	55.33	19.13	67.73	22.13	20.00	25.13	20.00	28.13	20.00
16.19	64.81	19.19	70.80	22.19	20.00	25.19	54.42	28.19	20.00
16.25	59.81	19.25	46.00	22.25	20.00	25.25	20.00	28.25	20.00
16.31	20.00	19.31	50.38	22.31	20.00	25.31	20.00	28.31	20.00
16.38	20.00	19.38	68.01	22.38	20.00	25.38	20.00	28.38	20.00
16.44	20.00	19.44	69.14	22.44	46.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	62.76	22.50	20.00	25.50	20.00	28.50	58.45
16.56	20.00	19.56	53.93	22.56	55.26	25.56	20.00	28.56	20.00
16.63	20.00	19.63	64.77	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	20.00	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	49.00	22.75	63.31	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	20.00	25.81	20.00	28.81	20.00
16.88	20.00	19.88	59.52	22.88	20.00	25.88	20.00	28.88	20.00
16.94	64.35	19.94	59.28	22.94	20.00	25.94	20.00	28.94	20.00
17.00	20.00	20.00	56.38	23.00	20.00	26.00	20.00	29.00	20.00
17.06	72.98	20.06	56.76	23.06	20.00	26.06	20.00	29.06	20.00
17.13	61.20	20.13	51.42	23.13	20.00	26.13	20.00	29.13	20.00
17.19	60.15	20.19	20.00	23.19	63.63	26.19	20.00	29.19	20.00
17.25	20.00	20.25	49.00	23.25	20.00	26.25	20.00	29.25	20.00
17.31	20.00	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	65.20	20.38	55.63	23.38	20.00	26.38	20.00	29.38	20.00
17.44	71.53	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	70.56	20.50	49.97	23.50	20.00	26.50	51.72	29.50	20.00
17.56	78.81	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	69.66	20.63	20.00	23.63	54.57	26.63	20.00	29.63	20.00
17.69	69.63	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	70.52	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	58.07	20.81	20.00	23.81	20.00	26.81	20.00	29.81	20.00
17.88	71.94	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	59.13	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

66
Ref: 000-2037

Schedule 3.01(l) - 76

COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #1

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	20.00
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	20.00
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	20.00
32.69	20.00
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	20.00
33.06	20.00
33.13	20.00
33.19	20.00
33.25	20.00
33.31	20.00
33.38	20.00
33.44	20.00
33.50	20.00
33.56	20.00
33.63	20.00
33.69	20.00
33.75	20.00
33.81	20.00
33.88	20.00
33.94	20.00
34.00	20.00
34.06	20.00
34.13	20.00
34.19	20.00
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	20.00
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	20.00
36.06	20.00
36.13	20.00
36.19	20.00
36.25	20.00
36.31	20.00
36.38	20.00
36.44	20.00
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	20.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	20.00
37.19	20.00
37.25	20.00
37.31	20.00
37.38	20.00
37.44	20.00
37.50	20.00
37.56	20.00
37.63	20.00
37.69	20.00
37.75	20.00
37.81	20.00
37.88	20.00
37.94	20.00

Time H	LEQ dB
38.00	20.00
38.06	20.00
38.13	20.00
38.19	20.00
38.25	20.00
38.31	20.00
38.38	20.00
38.44	20.00
38.50	20.00
38.56	20.00
38.63	53.93
38.69	20.00
38.75	20.00
38.81	20.00
38.88	52.26
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	20.00
39.44	20.00
39.50	20.00
39.56	20.00
39.63	20.00
39.69	44.76
39.75	20.00
39.81	20.00
39.88	20.00
39.94	51.10
40.00	20.00
40.06	20.00
40.13	20.00
40.19	20.00
40.25	20.00
40.31	20.00
40.38	20.00
40.44	20.00
40.50	51.10
40.56	20.00
40.63	20.00
40.69	20.00
40.75	20.00
40.81	20.00
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	54.72
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	20.00
41.44	20.00
41.50	20.00
41.56	20.00
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	20.00
41.94	20.00
42.00	20.00
42.06	20.00
42.13	20.00
42.19	52.00
42.25	59.80
42.31	67.23
42.38	64.31
42.44	20.00
42.50	20.00
42.56	20.00
42.63	20.00
42.69	54.27
42.75	69.78
42.81	64.77
42.88	20.00
42.94	69.36
43.00	70.53
43.06	20.00
43.13	66.50
43.19	20.00
43.25	55.63
43.31	20.00
43.38	53.76
43.44	53.18
43.50	20.00
43.56	54.72
43.63	20.00
43.69	20.00
43.75	20.00
43.81	20.00
43.88	20.00
43.94	20.00

67
Ref: 000-2037

Schedule 3.01(l) - 77

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

PLECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #1

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	20.00
44.19	20.00
44.25	20.00
44.31	20.00
44.38	20.00
44.44	60.57
44.50	20.00
44.56	54.27
44.63	55.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	20.00
45.06	59.38
45.13	20.00
45.19	49.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	55.39
45.50	20.00
45.56	20.00
45.63	46.00
45.69	20.00
45.75	20.00
45.81	56.76
45.88	20.00
45.94	20.00
46.00	20.00
46.06	20.00
46.13	20.00
46.19	20.00
46.25	20.00
46.31	50.38
46.38	20.00
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.25	20.00
47.29	66.90
47.35	20.00
47.40	20.00
47.46	20.00
47.51	20.00
48.00	20.00
48.06	20.00
48.13	20.00
48.19	20.00
48.25	20.00
48.31	20.00
48.38	20.00
48.44	20.00
48.50	20.00
48.56	20.00
48.63	20.00

68
Ref: 000-2037

Schedule 3.01(l) - 78

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #2

PUNTO 2									
Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	57.03	3.00	20.00	6.00	20.00	9.00	20.00	12.00	20.00
0.06	57.03	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	51.54	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	20.00
0.44	20.00	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	20.00	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	20.00	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	20.00
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	20.00
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	20.00
1.06	20.00	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	20.00	4.13	20.00	7.13	20.00	10.13	20.00	13.13	20.00
1.19	20.00	4.19	20.00	7.19	20.00	10.19	20.00	13.19	20.00
1.25	20.00	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	20.00	4.31	20.00	7.31	59.19	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	72.36	10.38	20.00	13.38	20.00
1.44	20.00	4.44	20.00	7.44	66.04	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	20.00
1.63	20.00	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	20.00	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	49.97	14.38	20.00
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	20.00	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	20.00
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	20.00
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	70.68
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	20.00

69
Ref: 000-2037

Schedule 3.01(l) - 79

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #2

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	20.00	24.06	20.00	27.06	20.00
15.13	20.00	18.13	20.00	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	20.00	21.19	20.00	24.19	59.19	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	72.36	27.25	20.00
15.31	20.00	18.31	20.00	21.31	20.00	24.31	66.04	27.31	20.00
15.38	20.00	18.38	20.00	21.38	67.24	24.38	20.00	27.38	20.00
15.44	20.00	18.44	20.00	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	20.00	21.50	20.00	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	20.00	24.63	20.00	27.63	20.00
15.69	20.00	18.69	20.00	21.69	20.00	24.69	20.00	27.69	20.00
15.75	20.00	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	20.00	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	20.00	21.94	72.35	24.94	20.00	27.94	20.00
16.00	20.00	19.00	20.00	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	20.00	22.06	20.00	25.06	20.00	28.06	20.00
16.13	45.07	19.13	20.00	22.13	20.00	25.13	20.00	28.13	20.00
16.19	45.07	19.19	20.00	22.19	20.00	25.19	20.00	28.19	20.00
16.25	20.00	19.25	59.36	22.25	20.00	25.25	20.00	28.25	49.97
16.31	20.00	19.31	48.53	22.31	20.00	25.31	20.00	28.31	20.00
16.38	20.00	19.38	20.00	22.38	20.00	25.38	20.00	28.38	20.00
16.44	20.00	19.44	20.00	22.44	20.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	20.00	22.50	20.00	25.50	20.00	28.50	20.00
16.56	20.00	19.56	68.10	22.56	20.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	20.00	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	20.00	22.75	20.00	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	20.00	25.81	20.00	28.81	20.00
16.88	20.00	19.88	20.00	22.88	20.00	25.88	20.00	28.88	20.00
16.94	58.54	19.94	20.00	22.94	20.00	25.94	20.00	28.94	20.00
17.00	20.00	20.00	20.00	23.00	20.00	26.00	20.00	29.00	20.00
17.06	20.00	20.06	20.00	23.06	20.00	26.06	20.00	29.06	20.00
17.13	20.00	20.13	20.00	23.13	20.00	26.13	20.00	29.13	20.00
17.19	20.00	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	20.00	23.25	20.00	26.25	20.00	29.25	20.00
17.31	20.00	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	20.00	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	20.00	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	20.00	20.50	20.00	23.50	20.00	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	20.00	20.63	20.00	23.63	20.00	26.63	20.00	29.63	20.00
17.69	20.00	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	20.00	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	20.00	20.81	20.00	23.81	20.00	26.81	20.00	29.81	20.00
17.88	20.00	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	20.00	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

70
Ref: 000-2037

Schedule 3.01(l) - 80

COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #2

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	70.68
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	20.00
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	20.00
32.69	20.00
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	45.07
33.06	45.07
33.13	20.00
33.19	20.00
33.25	20.00
33.31	20.00
33.38	20.00
33.44	20.00
33.50	20.00
33.56	20.00
33.63	20.00
33.69	20.00
33.75	20.00
33.81	58.54
33.88	20.00
33.94	20.00
34.00	20.00
34.06	20.00
34.13	20.00
34.19	20.00
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	20.00
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	20.00
36.06	20.00
36.13	59.36
36.19	48.53
36.25	20.00
36.31	20.00
36.38	20.00
36.44	68.10
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	20.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	20.00
37.19	20.00
37.25	20.00
37.31	20.00
37.38	20.00
37.44	20.00
37.50	20.00
37.56	20.00
37.63	20.00
37.69	20.00
37.75	20.00
37.81	20.00
37.88	20.00
37.94	20.00

Time H	LEQ dB
38.00	20.00
38.06	20.00
38.13	20.00
38.19	20.00
38.25	67.24
38.31	20.00
38.38	20.00
38.44	20.00
38.50	20.00
38.56	20.00
38.63	20.00
38.69	20.00
38.75	20.00
38.81	20.00
38.88	20.00
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	20.00
39.44	70.68
39.50	20.00
39.56	20.00
39.63	20.00
39.69	20.00
39.75	20.00
39.81	20.00
39.88	20.00
39.94	20.00
40.00	20.00
40.06	20.00
40.13	20.00
40.19	20.00
40.25	20.00
40.31	20.00
40.38	20.00
40.44	20.00
40.50	20.00
40.56	20.00
40.63	20.00
40.69	20.00
40.75	45.07
40.81	45.07
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	20.00
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	20.00
41.44	20.00
41.50	20.00
41.56	58.54
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	20.00
41.94	20.00
42.00	20.00
42.06	20.00
42.13	20.00
42.19	20.00
42.25	20.00
42.31	20.00
42.38	20.00
42.44	20.00
42.50	20.00
42.56	20.00
42.63	20.00
42.69	20.00
42.75	20.00
42.81	20.00
42.88	20.00
42.94	20.00
43.00	20.00
43.06	20.00
43.13	20.00
43.19	20.00
43.25	20.00
43.31	20.00
43.38	20.00
43.44	20.00
43.50	20.00
43.56	20.00
43.63	20.00
43.69	20.00
43.75	20.00
43.81	20.00
43.88	59.36
43.94	48.53

71
Ref: 000-2037

Schedule 3.01(l) - 81

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #2

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	20.00
44.19	68.10
44.25	20.00
44.31	20.00
44.38	20.00
44.44	20.00
44.50	20.00
44.56	20.00
44.63	20.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	20.00
45.06	20.00
45.13	20.00
45.19	20.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	20.00
45.50	20.00
45.56	20.00
45.63	20.00
45.69	20.00
45.75	20.00
45.81	20.00
45.88	20.00
45.94	20.00
46.00	67.24
46.06	20.00
46.13	20.00
46.19	20.00
46.25	20.00
46.31	20.00
46.38	20.00
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.25	20.00
47.31	20.00
47.38	20.00
47.44	20.00
47.50	20.00
47.56	20.00
48.00	20.00
48.06	20.00
48.13	20.00
48.19	20.00
48.25	20.00
48.31	20.00
48.38	20.00
48.44	20.00
48.50	20.00
48.56	20.00
48.63	20.00

72
Ref: 000-2037

Schedule 3.01(l) - 82

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #3

PUNTO 3									
Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	71.19	3.00	20.00	6.00	20.00	9.00	20.00	12.00	49.13
0.06	71.19	3.06	20.00	6.06	20.00	9.06	20.00	12.06	53.52
0.13	51.91	3.13	20.00	6.13	20.00	9.13	20.00	12.13	64.16
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	57.72
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	58.90
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	66.71
0.44	20.00	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	71.14
0.63	20.00	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	20.00	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	74.87
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	58.29
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	54.04	13.00	56.13
1.06	20.00	4.06	20.00	7.06	20.00	10.06	60.69	13.06	64.56
1.13	20.00	4.13	20.00	7.13	20.00	10.13	71.51	13.13	20.00
1.19	20.00	4.19	20.00	7.19	20.00	10.19	71.13	13.19	55.33
1.25	20.00	4.25	20.00	7.25	20.00	10.25	58.50	13.25	64.21
1.31	20.00	4.31	20.00	7.31	20.00	10.31	20.00	13.31	45.42
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	65.01
1.44	20.00	4.44	20.00	7.44	20.00	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	52.51
1.63	20.00	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	48.14	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	45.42
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	48.72
2.06	20.00	5.06	20.00	8.06	55.74	11.06	73.31	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	68.37	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	76.27	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	73.31	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	20.00
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	20.00	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	50.18
2.69	20.00	5.69	51.51	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	20.00
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	20.00
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	51.86	14.94	20.00

73
Ref: 000-2037

Schedule 3.01(l) - 83

COSESAE Safety, Health, Environment
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #3

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	20.00	24.06	20.00	27.06	20.00
15.13	20.00	18.13	20.00	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	20.00	21.19	20.00	24.19	20.00	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	20.00	27.25	20.00
15.31	20.00	18.31	20.00	21.31	20.00	24.31	20.00	27.31	20.00
15.38	20.00	18.38	20.00	21.38	20.00	24.38	20.00	27.38	20.00
15.44	20.00	18.44	50.38	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	20.00	21.50	61.36	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	61.87	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	65.64	24.63	20.00	27.63	20.00
15.69	20.00	18.69	20.00	21.69	58.99	24.69	20.00	27.69	20.00
15.75	20.00	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	20.00	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	20.00	21.94	20.00	24.94	20.00	27.94	20.00
16.00	20.00	19.00	20.00	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	20.00	22.06	20.00	25.06	20.00	28.06	20.00
16.13	20.00	19.13	46.00	22.13	20.00	25.13	20.00	28.13	20.00
16.19	20.00	19.19	20.00	22.19	59.02	25.19	20.00	28.19	20.00
16.25	20.00	19.25	69.68	22.25	49.26	25.25	20.00	28.25	20.00
16.31	20.00	19.31	62.91	22.31	20.00	25.31	20.00	28.31	20.00
16.38	57.38	19.38	56.38	22.38	20.00	25.38	50.76	28.38	20.00
16.44	58.80	19.44	62.09	22.44	20.00	25.44	20.00	28.44	20.00
16.50	63.38	19.50	20.00	22.50	20.00	25.50	20.00	28.50	20.00
16.56	20.00	19.56	20.00	22.56	20.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	64.51	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	20.00	22.75	20.00	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	57.42	25.81	20.00	28.81	20.00
16.88	20.00	19.88	20.00	22.88	20.00	25.88	20.00	28.88	20.00
16.94	20.00	19.94	20.00	22.94	20.00	25.94	20.00	28.94	20.00
17.00	58.86	20.00	20.00	23.00	20.00	26.00	20.00	29.00	20.00
17.06	63.07	20.06	64.77	23.06	58.23	26.06	20.00	29.06	20.00
17.13	20.00	20.13	55.00	23.13	52.13	26.13	20.00	29.13	20.00
17.19	20.00	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	20.00	23.25	44.76	26.25	20.00	29.25	20.00
17.31	60.97	20.31	46.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	20.00	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	54.27	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	52.39	20.50	20.00	23.50	52.13	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	52.39	20.63	20.00	23.63	20.00	26.63	20.00	29.63	20.00
17.69	63.72	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	20.00	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	20.00	20.81	48.42	23.81	20.00	26.81	20.00	29.81	20.00
17.88	20.00	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	20.00	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

74
Ref: 000-2037

Schedule 3.01(l) - 84

COSESAE Safety, Health, Environment
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #3

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	20.00
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	20.00
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	51.27
32.69	51.57
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	20.00
33.06	58.88
33.13	59.89
33.19	56.57
33.25	55.07
33.31	56.13
33.38	51.42
33.44	20.00
33.50	20.00
33.56	20.00
33.63	58.00
33.69	60.52
33.75	58.42
33.81	59.15
33.88	62.14
33.94	59.43
34.00	54.42
34.06	20.00
34.13	56.57
34.19	56.66
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	20.00
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	20.00
36.06	45.42
36.13	20.00
36.19	20.00
36.25	20.00
36.31	20.00
36.38	20.00
36.44	20.00
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	52.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	20.00
37.19	20.00
37.25	20.00
37.31	20.00
37.38	20.00
37.44	63.16
37.50	55.07
37.56	20.00
37.63	20.00
37.69	20.00
37.75	20.00
37.81	20.00
37.88	20.00
37.94	20.00

Time H	LEQ dB
38.00	20.00
38.06	20.00
38.13	20.00
38.19	20.00
38.25	53.18
38.31	20.00
38.38	20.00
38.44	55.45
38.50	20.00
38.56	20.00
38.63	20.00
38.69	20.00
38.75	20.00
38.81	20.00
38.88	20.00
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	20.00
39.44	20.00
39.50	20.00
39.56	20.00
39.63	20.00
39.69	20.00
39.75	20.00
39.81	20.00
39.88	20.00
39.94	20.00
40.00	20.00
40.06	20.00
40.13	20.00
40.19	72.87
40.25	63.79
40.31	20.00
40.38	55.33
40.44	69.67
40.50	20.00
40.56	20.00
40.63	20.00
40.69	20.00
40.75	20.00
40.81	20.00
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	54.72
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	20.00
41.44	20.00
41.50	20.00
41.56	20.00
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	20.00
41.94	20.00
42.00	20.00
42.06	53.07
42.13	20.00
42.19	55.63
42.25	20.00
42.31	20.00
42.38	20.00
42.44	20.00
42.50	20.00
42.56	20.00
42.63	20.00
42.69	57.68
42.75	20.00
42.81	20.00
42.88	20.00
42.94	20.00
43.00	20.00
43.06	20.00
43.13	58.07
43.19	20.00
43.25	20.00
43.31	20.00
43.38	46.00
43.44	64.90
43.50	20.00
43.56	20.00
43.63	20.00
43.69	20.00
43.75	20.00
43.81	20.00
43.88	62.46
43.94	20.00

75
Ref: 000-2037

Schedule 3.01(l) - 85

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #3

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	45.42
44.19	45.42
44.25	20.00
44.31	20.00
44.38	20.00
44.44	55.63
44.50	20.00
44.56	20.00
44.63	20.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	52.51
45.06	20.00
45.13	20.00
45.19	20.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	20.00
45.50	20.00
45.56	20.00
45.63	20.00
45.69	20.00
45.75	20.00
45.81	20.00
45.88	20.00
45.94	60.90
46.00	57.57
46.06	45.42
46.13	53.18
46.19	52.13
46.25	66.10
46.31	20.00
46.38	50.38
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	71.24
47.01	78.81
47.02	20.00
47.04	20.00
47.05	20.00
47.06	20.00
47.07	20.00
47.08	20.00
47.09	20.00
47.11	20.00
48.00	20.00
48.06	20.00
48.23	20.00
48.18	20.00
48.25	20.00
48.32	20.00
48.38	20.00
48.45	20.00
48.50	20.00
48.66	20.00
48.73	20.00

76
Ref: 000-2037

Schedule 3.01(l) - 86

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #4

PUNTO 4

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	69.22	3.00	20.00	6.00	20.00	9.00	20.00	12.00	20.00
0.06	69.22	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	72.61	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	53.10
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	50.07	6.38	20.00	9.38	20.00	12.38	20.00
0.44	20.00	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	20.00	3.63	65.03	6.63	20.00	9.63	20.00	12.63	20.00
0.69	56.28	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	48.86
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	56.70
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	61.24
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	59.45
1.06	58.88	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	62.42	4.13	68.27	7.13	20.00	10.13	20.00	13.13	55.94
1.19	20.00	4.19	51.93	7.19	20.00	10.19	20.00	13.19	20.00
1.25	52.63	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	20.00	4.31	20.00	7.31	20.00	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	45.27
1.44	20.00	4.44	20.00	7.44	20.00	10.44	20.00	13.44	61.32
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	64.85
1.63	50.55	4.63	20.00	7.63	20.00	10.63	20.00	13.63	59.76
1.69	55.33	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	61.79	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	56.42	4.94	20.00	7.94	20.00	10.94	20.00	13.94	56.51
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	54.70	5.13	20.00	8.13	20.00	11.13	20.00	14.13	62.33
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	65.67
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	56.88
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	45.72
2.56	69.24	5.56	20.00	8.56	20.00	11.56	20.00	14.56	50.48
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	61.13
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	48.27
2.75	71.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	56.13
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	63.66
2.88	55.56	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	20.00

77
Ref: 000-2037

Schedule 3.01(l) - 87

COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #4

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	71.68	24.00	57.18	27.00	20.00
15.06	20.00	18.06	20.00	21.06	59.55	24.06	20.00	27.06	20.00
15.13	20.00	18.13	20.00	21.13	65.14	24.13	61.20	27.13	20.00
15.19	20.00	18.19	20.00	21.19	57.27	24.19	62.33	27.19	20.00
15.25	60.68	18.25	53.76	21.25	74.17	24.25	53.38	27.25	55.13
15.31	20.00	18.31	64.75	21.31	52.26	24.31	64.66	27.31	20.00
15.38	20.00	18.38	20.00	21.38	72.13	24.38	20.00	27.38	20.00
15.44	20.00	18.44	55.97	21.44	66.81	24.44	20.00	27.44	20.00
15.50	20.00	18.50	59.62	21.50	20.00	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	69.73	24.63	57.02	27.63	20.00
15.69	20.00	18.69	59.02	21.69	20.00	24.69	20.00	27.69	20.00
15.75	62.48	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	63.72	21.81	20.00	24.81	20.00	27.81	20.00
15.88	48.27	18.88	54.18	21.88	58.10	24.88	57.50	27.88	20.00
15.94	20.00	18.94	20.00	21.94	20.00	24.94	61.60	27.94	67.03
16.00	20.00	19.00	20.00	22.00	20.00	25.00	64.21	28.00	20.00
16.06	20.00	19.06	60.31	22.06	20.00	25.06	55.51	28.06	20.00
16.13	20.00	19.13	48.10	22.13	74.77	25.13	49.00	28.13	20.00
16.19	73.50	19.19	65.48	22.19	20.00	25.19	56.57	28.19	20.00
16.25	20.00	19.25	55.97	22.25	20.00	25.25	49.00	28.25	20.00
16.31	70.26	19.31	20.00	22.31	49.51	25.31	62.95	28.31	56.84
16.38	71.45	19.38	54.10	22.38	52.51	25.38	48.42	28.38	20.00
16.44	20.00	19.44	20.00	22.44	20.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	20.00	22.50	75.63	25.50	20.00	28.50	20.00
16.56	20.00	19.56	20.00	22.56	52.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	67.85	19.69	20.00	22.69	64.61	25.69	20.00	28.69	20.00
16.75	20.00	19.75	54.10	22.75	20.00	25.75	55.26	28.75	20.00
16.81	20.00	19.81	57.38	22.81	52.74	25.81	20.00	28.81	20.00
16.88	20.00	19.88	57.10	22.88	53.18	25.88	65.62	28.88	20.00
16.94	20.00	19.94	55.69	22.94	53.76	25.94	63.85	28.94	20.00
17.00	62.67	20.00	58.99	23.00	54.42	26.00	20.00	29.00	20.00
17.06	46.00	20.06	20.00	23.06	20.00	26.06	20.00	29.06	20.00
17.13	55.86	20.13	65.54	23.13	20.00	26.13	20.00	29.13	20.00
17.19	53.07	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	58.45	23.25	64.95	26.25	20.00	29.25	20.00
17.31	63.58	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	69.53	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	55.20	20.44	58.29	23.44	20.00	26.44	20.00	29.44	20.00
17.50	67.58	20.50	20.00	23.50	20.00	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	49.51	26.56	20.00	29.56	20.00
17.63	20.00	20.63	66.15	23.63	20.00	26.63	20.00	29.63	20.00
17.69	62.67	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	20.00	20.75	20.00	23.75	20.00	26.75	62.73	29.75	20.00
17.81	20.00	20.81	20.00	23.81	20.00	26.81	60.72	29.81	20.00
17.88	20.00	20.88	56.48	23.88	20.00	26.88	20.00	29.88	20.00
17.94	60.27	20.94	20.00	23.94	62.28	26.94	20.00	29.94	20.00

78
Ref: 000-2037

Schedule 3.01(l) - 88

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #4

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	20.00
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	56.57
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	20.00
32.69	20.00
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	20.00
33.06	20.00
33.13	20.00
33.19	20.00
33.25	20.00
33.31	20.00
33.38	20.00
33.44	20.00
33.50	20.00
33.56	20.00
33.63	20.00
33.69	20.00
33.75	20.00
33.81	20.00
33.88	20.00
33.94	20.00
34.00	20.00
34.06	20.00
34.13	20.00
34.19	20.00
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	68.66
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	46.00
36.06	20.00
36.13	20.00
36.19	20.00
36.25	20.00
36.31	20.00
36.38	20.00
36.44	55.26
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	20.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	56.38
37.19	65.09
37.25	20.00
37.31	20.00
37.38	20.00
37.44	62.15
37.50	20.00
37.56	20.00
37.63	20.00
37.69	20.00
37.75	49.51
37.81	20.00
37.88	20.00
37.94	20.00

Time H	LEQ dB
38.00	74.44
38.06	20.00
38.13	61.29
38.19	54.42
38.25	60.14
38.31	68.07
38.38	20.00
38.44	56.18
38.50	57.27
38.56	20.00
38.63	20.00
38.69	20.00
38.75	63.56
38.81	20.00
38.88	60.34
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	58.26
39.44	20.00
39.50	20.00
39.56	63.72
39.63	50.38
39.69	57.34
39.75	20.00
39.81	62.40
39.88	66.67
39.94	20.00
40.00	20.00
40.06	20.00
40.13	52.51
40.19	20.00
40.25	52.74
40.31	20.00
40.38	63.90
40.44	65.90
40.50	68.52
40.56	66.54
40.63	68.16
40.69	20.00
40.75	48.42
40.81	20.00
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	20.00
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	66.59
41.44	62.89
41.50	20.00
41.56	70.93
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	66.24
41.94	20.00
42.00	68.80
42.06	20.00
42.13	20.00
42.19	60.14
42.25	58.13
42.31	20.00
42.38	64.60
42.44	60.90
42.50	66.63
42.56	20.00
42.63	60.76
42.69	20.00
42.75	20.00
42.81	63.06
42.88	63.34
42.94	20.00
43.00	48.42
43.06	20.00
43.13	50.76
43.19	20.00
43.25	20.00
43.31	61.36
43.38	20.00
43.44	61.83
43.50	20.00
43.56	54.27
43.63	59.93
43.69	67.86
43.75	62.78
43.81	60.76
43.88	70.61
43.94	20.00

79
Ref: 000-2037

Schedule 3.01(l) - 89

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #4

Time H	LEQ dB
44.00	20.00
44.06	50.76
44.13	20.00
44.19	20.00
44.25	20.00
44.31	51.72
44.38	57.50
44.44	47.76
44.50	56.84
44.56	56.48
44.63	20.00
44.69	20.00
44.75	63.06
44.81	20.00
44.88	70.90
44.94	57.79
45.00	58.20
45.06	66.46
45.13	20.00
45.19	20.00
45.25	20.00
45.31	63.16
45.38	62.45
45.44	69.27
45.50	66.47
45.56	72.84
45.63	20.00
45.69	61.00
45.75	20.00
45.81	51.72
45.88	20.00
45.94	20.00
46.00	20.00
46.06	44.76
46.13	20.00
46.19	20.00
46.25	20.00
46.31	20.00
46.38	20.00
46.44	53.38
46.50	20.00
46.56	59.38
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	57.57
46.94	48.42

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.24	64.03
47.24	62.47
47.06	20.00
47.13	20.00
47.19	61.00
47.25	20.00
48.00	51.72
48.06	20.00
48.13	20.00
48.19	20.00
48.56	68.47
48.63	70.84
48.69	20.00
48.75	61.00
48.81	20.00
48.88	20.00
48.94	20.00

80
Ref: 000-2037

Schedule 3.01(l) - 90

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #5

PUNTO 5									
Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	69.31	3.00	20.00	6.00	20.00	9.00	20.00	12.00	20.00
0.06	69.31	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	74.93	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	45.42	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	77.07	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	46.51	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	20.00
0.44	69.23	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	67.06	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	69.66	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	64.94	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	66.46	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	20.00
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	20.00
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	20.00
1.06	20.00	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	20.00	4.13	20.00	7.13	20.00	10.13	20.00	13.13	20.00
1.19	20.00	4.19	20.00	7.19	20.00	10.19	20.00	13.19	20.00
1.25	20.00	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	20.00	4.31	20.00	7.31	20.00	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	20.00
1.44	20.00	4.44	20.00	7.44	20.00	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	20.00
1.63	20.00	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	20.00	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	20.00
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	58.86	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	64.78	5.63	20.00	8.63	20.00	11.63	20.00	14.63	20.00
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	20.00
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	20.00
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	20.00

81
Ref: 000-2037

Schedule 3.01(l) - 91

COSESAE SAFETY, HEALTH, ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #5

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	48.10	24.06	20.00	27.06	20.00
15.13	20.00	18.13	56.35	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	20.00	21.19	20.00	24.19	20.00	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	20.00	27.25	20.00
15.31	20.00	18.31	20.00	21.31	20.00	24.31	20.00	27.31	20.00
15.38	20.00	18.38	20.00	21.38	20.00	24.38	20.00	27.38	20.00
15.44	20.00	18.44	20.00	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	20.00	21.50	20.00	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	20.00	24.63	20.00	27.63	20.00
15.69	20.00	18.69	20.00	21.69	20.00	24.69	20.00	27.69	20.00
15.75	20.00	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	20.00	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	20.00	21.94	20.00	24.94	20.00	27.94	20.00
16.00	48.10	19.00	20.00	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	20.00	22.06	20.00	25.06	20.00	28.06	20.00
16.13	20.00	19.13	20.00	22.13	20.00	25.13	20.00	28.13	20.00
16.19	20.00	19.19	20.00	22.19	20.00	25.19	20.00	28.19	20.00
16.25	20.00	19.25	20.00	22.25	20.00	25.25	20.00	28.25	20.00
16.31	20.00	19.31	20.00	22.31	20.00	25.31	20.00	28.31	20.00
16.38	20.00	19.38	20.00	22.38	20.00	25.38	20.00	28.38	20.00
16.44	20.00	19.44	20.00	22.44	20.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	20.00	22.50	20.00	25.50	20.00	28.50	20.00
16.56	20.00	19.56	20.00	22.56	20.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	20.00	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	20.00	22.75	20.00	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	20.00	25.81	20.00	28.81	20.00
16.88	20.00	19.88	20.00	22.88	20.00	25.88	20.00	28.88	20.00
16.94	20.00	19.94	20.00	22.94	20.00	25.94	20.00	28.94	20.00
17.00	20.00	20.00	20.00	23.00	20.00	26.00	20.00	29.00	20.00
17.06	20.00	20.06	20.00	23.06	20.00	26.06	20.00	29.06	20.00
17.13	20.00	20.13	20.00	23.13	20.00	26.13	20.00	29.13	20.00
17.19	20.00	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	20.00	23.25	20.00	26.25	20.00	29.25	20.00
17.31	20.00	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	20.00	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	20.00	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	20.00	20.50	20.00	23.50	20.00	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	20.00	20.63	20.00	23.63	20.00	26.63	20.00	29.63	20.00
17.69	20.00	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	60.42	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	20.00	20.81	20.00	23.81	20.00	26.81	20.00	29.81	20.00
17.88	20.00	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	20.00	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

82
Ref: 000-2037

Schedule 3.01(l) - 92

COSESAE SAFETY. HEALTH. ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #5

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	20.00
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	20.00
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	20.00
32.69	20.00
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	20.00
33.06	20.00
33.13	20.00
33.19	20.00
33.25	20.00
33.31	20.00
33.38	20.00
33.44	20.00
33.50	20.00
33.56	20.00
33.63	20.00
33.69	20.00
33.75	20.00
33.81	20.00
33.88	20.00
33.94	20.00
34.00	20.00
34.06	20.00
34.13	20.00
34.19	20.00
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	20.00
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	20.00
36.06	20.00
36.13	20.00
36.19	20.00
36.25	20.00
36.31	20.00
36.38	20.00
36.44	20.00
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	20.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	20.00
37.19	20.00
37.25	20.00
37.31	20.00
37.38	20.00
37.44	20.00
37.50	20.00
37.56	20.00
37.63	20.00
37.69	20.00
37.75	20.00
37.81	20.00
37.88	68.13
37.94	20.00

Time H	LEQ dB
38.00	20.00
38.06	20.00
38.13	55.00
38.19	20.00
38.25	20.00
38.31	20.00
38.38	20.00
38.44	20.00
38.50	20.00
38.56	20.00
38.63	20.00
38.69	20.00
38.75	20.00
38.81	20.00
38.88	20.00
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	20.00
39.44	20.00
39.50	20.00
39.56	20.00
39.63	20.00
39.69	20.00
39.75	20.00
39.81	20.00
39.88	20.00
39.94	20.00
40.00	20.00
40.06	20.00
40.13	20.00
40.19	20.00
40.25	20.00
40.31	20.00
40.38	61.64
40.44	20.00
40.50	20.00
40.56	20.00
40.63	20.00
40.69	20.00
40.75	20.00
40.81	20.00
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	20.00
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	20.00
41.44	63.13
41.50	20.00
41.56	20.00
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	20.00
41.94	20.00
42.00	20.00
42.06	45.10
42.13	20.00
42.19	20.00
42.25	20.00
42.31	20.00
42.38	20.00
42.44	20.00
42.50	20.00
42.56	20.00
42.63	20.00
42.69	20.00
42.75	20.00
42.81	20.00
42.88	20.00
42.94	20.00
43.00	20.00
43.06	20.00
43.13	20.00
43.19	20.00
43.25	20.00
43.31	20.00
43.38	20.00
43.44	20.00
43.50	20.00
43.56	20.00
43.63	20.00
43.69	20.00
43.75	20.00
43.81	20.00
43.88	20.00
43.94	20.00

83
Ref: 000-2037

Schedule 3.01(l) - 93

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

LECTURA DE DOSI-SONOMETRO 48 HORAS PUNTO #5

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	20.00
44.19	20.00
44.25	20.00
44.31	20.00
44.38	20.00
44.44	20.00
44.50	20.00
44.56	20.00
44.63	20.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	20.00
45.06	20.00
45.13	20.00
45.19	20.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	20.00
45.50	20.00
45.56	20.00
45.63	20.00
45.69	20.00
45.75	20.00
45.81	20.00
45.88	20.00
45.94	20.00
46.00	20.00
46.06	20.00
46.13	20.00
46.19	20.00
46.25	20.00
46.31	20.00
46.38	20.00
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.18	65.42
47.24	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.25	20.00
47.31	20.00
48.00	20.00
48.06	20.00
48.13	20.00
48.19	20.00
48.56	20.00
48.63	20.00
48.69	20.00
48.75	20.00
48.81	20.00
48.88	20.00
48.94	20.00

84
Ref: 000-2037

Schedule 3.01(l) - 94

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

15. EQUIPO UTILIZADO PARA LA MEDICION DE SONOMETRIA DE RUIDO

85
Ref: 000-2037

Schedule 3.01(l) - 95

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

SONÓMETRO ANALIZADOR TIPO II TSE-1358C

CALIBRADOR SONORO MTP 1890

	MARCA	TES 1358C
	MODELO	ANALIZADOR DE TIEMPO REAL DE BANDA DE OCTAVA
	SERIE	140106539

86
Ref: 000-2037

Schedule 3.01(l) - 96

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

ETYMOTIC DOSIMETER *ER-200DW8*

ETYMOTIC RESEARCH
DOSE %

87
Ref: 000-2037

Schedule 3.01(l) - 97

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

16. CERTIFICADOS DE CALIBRACION

88
Ref: 000-2037

Schedule 3.01(l) - 98

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

TES Electrical Electronic Corp.

7F, No. 31, Lane 513, Rui Guang Road, Neihu Dist. Taipei, Taiwan.
Tel: (02) 2799-3660 Fax no. 886-2-2799-5099
E-Mail : tes@ms9.hinet.net http://www.tes.com.tw

Cali. Date Octubre 2017 To: COSESAE

CERTIFICATE OF COMPLIANCE

Herewith TES Electrical Electronic Corp. on the basis of the test undertaken verify that all items have been inspected and examined, are complied with the published general catalog and instruction manual of accuracy specifications for all ranges and parameters.

The calibration system of standards in accordance with ISO 9001: 2008 regulation.

GlobalGROUP ISO 9001 | UKAS QUALITY MANAGEMENT 039

Certificate Number: 17Q10912

TES ELECTRICAL ELECTRONIC CORP.

89
Ref: 000-2037

Schedule 3.01(l) - 99

COSESAE SAFETY. HEALTH. ENVIRONMENT
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

CERTIFICADO DE CALIBRACION AND PERFORMANCE

The company certifies that the below listed intrument meets or exceeds all current manufacturer specifications. It has been calibrated using standards with accuracy guidelines traceable to the National Institute of Standards and Technology (NIST). Devices for which there are no NIST calibration standards are measured against in-house performance standards using accepted test procedures

MANUF	MODEL	SERIAL
Sound Analyzer	TES1358C	140106539

Tes Conditions:

Polarization Voltage 110 V
Ambient Pressure 1011 mbar
Temperature 29 C
Relative Humidity 58%
Date: 03/10/2017
Technician: Wilfredo Guevara
To: COSESAE

Signature:

Frequency Response (0 db @ 250)

Frequency (Hz)	Upper	Lower	Frequency (Hz)	Upper	Lower
31	n/a	0.0	1000	n/a	-0.2
63	n/a	0.0	2000	n/a	-0.1
125	n/a	0.0	4000	n/a	0.5
250	n/a	0.0	8000	n/a	-2.3
500	n/a	0.0	16000	n/a	-12.6

Test results published here only relate to the items tested.
This report shall not be reproduced without written approval by Authorized Hearing Systems

Bo.La pagoda Tegucigalpa M.D.C. Tel.22322808

90
Ref: 000-2037

Schedule 3.01(l) - 100

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

ETYMŌTIC RESEARCH INC.

CALIBRATION CERTIFICATE

Technical Specifications	The default settings used by the ER-200D for calculation of noise dose are consistent with ANSI S1.25–1991 (R2002) Specification for Personal Noise Dosimeters and NIOSH Criteria for a Recommended Standard (NIOSH, 1998).
Calibration Accuracy	± 2.5 dB
Exchange Rate	Programmable
Criterion Level	Programmable
Threshold Level	Programmable
Run Length	Programmable
Frequency Weighting	A
Response	Slow
Temperature Range of Operation	-10°C to 45°C (14°F to 113°F)
Omni-directional Microphone	Flat from 100 Hz to 15 kHz
Power Supply	Three AAAA batteries
RMS Detector	Dynamic range 60 dB (70 to 130 dB)

Signature and Date of Calibration
Dicember 19_2017 to 2018

91
Ref: 000-2037

Schedule 3.01(l) - 101

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

17. CERTIFICADOS

92
Ref: 000-2037

Schedule 3.01(l) - 102

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

Gobierno de la
República de Honduras

Secretaría de Energía,
Recursos Naturales,
Ambiente y Minas

CONSTANCIA DE RENOVACIÓN

La Dirección General de Evaluación y Control Ambiental, de la Secretaría de Estado en los Despachos de Energía, Recursos Naturales, Ambiente y Minas, por este medio HACE CONSTAR: Que según Acta 02-2017 de fecha seis de marzo de dos mil diecisiete, ha sido renovado el registro **RI-368-2013** en el Registro Nacional de Prestadores de Servicios Ambientales de la Secretaría, al Dr. en Medicina y Cirugía, **JOSÉ MAURICIO VENEGAS LEIVA.**

Se otorga validez de renovación hasta el mes de Diciembre del año 2018, de conformidad a lo establecido en el Artículo No. 41 del Reglamento Nacional de Prestadores de Servicios Ambientales.

Autorizado para realizar trabajos en **Análisis y control Ambiental como Especialista en el Área de Medicina del Trabajo.**

Dado en la ciudad de Tegucigalpa, Municipio del Distrito Central, a los trece días del mes de marzo de dos mil diecisiete.

LIC. EDUARDO ENRIQUE LAGOS PINEDA
Coordinador del Registro Nacional de Prestadores de Servicios Ambientales/Director DECA
MIAMBIENTE

Cc Archivo

Edificio Principal: 100 Metros al Sur del Estadio Nacional. Tel. (504) 2235-4712, Apdo. Postal 1389, 4710,
www.miambiente.gob.hn
Tegucigalpa, Honduras, Centro América

93
Ref: 000-2037

Schedule 3.01(l) - 103

Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

EMPRESA SEGURA
CON TRABAJO SEGURO
GOBIERNO DE LA REPÚBLICA DE HONDURAS
SECRETARÍA DE TRABAJO Y SEGURIDAD SOCIAL
OTORGA EL PRESENTE
CERTIFICADO
COMO ENTE ESPECIALIZADO EN PRESTAR SERVICIOS DE PREVENCIÓN EN SEGURIDAD Y SALUD EN EL TRABAJO
DEL 21 DE SEPT. 2017 AL 21 DE SEPT. 2018
A: COSESAE S.de R.L
ING. CARLOS MADERO
SECRETARIO DE ESTADO EN LOS DESPACHOS DE TRABAJO Y SEGURIDAD SOCIAL

94
Ref: 000-2037

Schedule 3.01(l) - 104

COSESAE
Estudio Acustico de Fondo en Comunidad San Andres Minas, Copan
Geotermica Platanares

BUREAU VERITAS

Move Forward with Confidence

THIS CERTIFIES THAT

Dr. Mauricio Venegas

HAS COMPLETED THE COURSE IN

Fundamentals of Industrial Hygiene Monitoring
Downers Grove, IL
Oct. 15 – 19, 2012

Stephen A. Rupkey, CIH
Technical Director, IEQ

Forrest (Woody) Illing, CIH
Senior Industrial Hygienist

ABIH: 5.26 CM Points

UNINI
UNIVERSIDAD INTERNACIONAL IBEROAMERICANA

LA UNIVERSIDAD INTERNACIONAL IBEROAMERICANA

Hace constar que Certifies that

José Mauricio Venegas Leiva

Documento de Identidad 1601-1955-00160 Identification number

Ha realizado satisfactoriamente el programa de
Especialista en OHSAS 18001
(150 horas)

Has successfully completed the program of
Specialist in OHSAS 18001
(150 hours)

Junto con todos los derechos y privilegios correspondientes a dicho programa para que así conste el sello de la Universidad y la firma del Rector queda fijado en Arecibo, Puerto Rico (EE.UU.), 5 de Octubre de 2012.

Together with all the rights and privileges pertaining to that program in witness whereof the seal of the University and the signature of the Rector are hereby affixed in Arecibo, Puerto Rico (USA), October, 5th 2012.

Rector/Chancellor

Patrocinado por / Sponsored by
FUNIBER

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COSESAE
SAFETY. HEALTH. ENVIRONMENT.

2018

ACOUSTIC BACKGROUND IN COMMUNITY STUDY
SAN ANDRES MINE, COPAN
ASSOCIATED TO LEVELS OF OPERATIONAL SOUND
PLATANARES GEOTHERMAL PLANT

JANUARY 2018

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Geothermal Platanares

INDEX

EXECUTIVE SUMMARY.. 2

DEFINITIONS.. 3

1. INTRODUCTION.. 7

2. OBJECTIVE.. 7

3. THEORETICAL FRAMEWORK.. 8
3.1. THE PHYSICAL PHENOMENON.. 8

4.NOISE CHARACTERIZATION.. 16
4.1. NOISES AND SOUNDS.. 16
4.2. DECIBEL NOISE LEVELS.. 17
4.3. PERCEPTION OF SOUNDS.. 21

5. SOUND PROPAGATION IN FREE FIELD.. 23
5.1. SOURCES FOR THE DISTANCE ATTENUATION SOUND AND TIMELY 23
5.2. ATTENUATION BY AIR ABSORPTION.. 25
5.3. INFLUENCE OF TEMPERATURE AND WIND IN THE SPREAD.. 26
5.4. THE EFFECT OF OBSTACLES.. 28
5.5. THE EFFECT FLOOR.. 31

6. INDICES FOR ENVIRONMENTAL ASSESSMENT OF NOISE.. 32
6.1. DISCOMFORT DUE TO NOISE.. 32
6.2. BASIC INDICES.. 35

7. METHODOLOGY.. 38
7.1. IMPLEMENTATION MEASURES AND MATERIALS.. 39
7.2. MEASUREMENT EQUIPMENT.. 40

8.DEFINING THE STUDY AREA.. 41

9. TROUBLE SPOTS OF MEASUREMENT.. 42

10. EXISTING NOISE LEVELS.. 43

11. RESULT OF MEASUREMENTS.. 44

12. CONCLUSIONS.. 56

13. RECOMMENDATIONS.. 56

14. ATTACHMENTS.. 58

15. EQUIPMENT USED FOR MEASURING NOISE SONOMETRY.. 82

16. CALIBRATION CERTIFICATES.. 85

16. CERTIFICATES.. 89

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

EXECUTIVE SUMMARY

The main objective of this study is to determine the background acoustic levels that are currently perceived in the vicinity of what are the active facilities of the Geoplatanares power generation plant, located in San Andrés Minas, Copan.

For the study, the Geoplatanares Company decided to carry out a sampling in the previously selected points during 48 continuous hours, and that the conclusions were based and contrasted in the World Bank Criteria for this field.

Under these criteria, the average levels of background sound pressure per se and via statistical analysis in this monitoring are below the maximum limits that the world body establishes both day and night.

Additionally, a 23-point monitoring of sonometry was carried out in the production plant and they show only 4 points with values that exceed the 85 Db (A) norm of the Regulation of Preventive Measures of Occupational Accidents and Occupational Diseases of Honduras for Workers. However, the company provides hearing protection with sufficient effective attenuation capacity to protect the hearing system and is also protected by occasional exposure to these points.

If we compare the data of internal values and those issued to the community, it is established that the control or mitigation mechanisms within and for the effects outside the project or establishment towards the community are adequate.

COSESAE GERENCIA EHS

Dr. Mauricio Venegas
General Manager TECSHE

COSESAE GERENCIA ADMINISTRATIVA

Dra. Claudia Meza
Administrative Manager

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Geothermal Platanares

DEFINITIONS

In physics, sound is a vibration that propagates as a typically audible mechanical wave of pressure and displacement, through a medium such as air or water. In physiology and psychology, sound is the reception of such waves and their perception by the brain.

The intensity of the sound corresponds to the amplitude of the acoustic vibration, which is measured in decibels (dB). The frequency indicates the number of cycles per unit time which a wave has. (q.s. or Hz - Hz).

The range of frequency of the sounds audible in young and healthy people is between 20 Hz. And 20,000 Hz. High frequency noises are the most harmful to the human ear.

The minimum value of sound pressure that can be detected by the human ear is 2 x 10-5 Nw/m2, extending up to the threshold of pain, which is located close to the 20 Nw/m2. In view of this wide range the use of a logarithmic scale for the measurement of the sound is required.

In physics, noise is defined as a superposition of sounds of frequencies and different intensities, without a correlation of base. Physiologically it is considered that noise is any unpleasant or annoying sound.

Noise, from the occupational point of view, can be defined as the sound that, due to its special characteristics is unwanted or damaging to one's health.

As an example, the members of an orchestra can quite easily be exposed to sounds that exceed the limits recommended by the international standards. Therefore, they must be considered to be occupationally exposed to noise.

TYPES OF NOISE

Constant Continuous: The sound level is nearly constant throughout the measurement period; the difference between the maximum and minimum values does not exceed 6 DB (A).

Fluctuating Continuous: The sound level fluctuates throughout the measurement, greater than 6dB (A) differences between the maximum and minimum values are registered.

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Intermittent: Features stable or fluctuating characteristics for one second or more, followed by interruptions of 0.5 seconds or more.
Impulsive or Impact: Short duration, high intensity levels that rise and fall quickly in less than 1 second. It presents differences greater than 35dB (A) between the maximum and minimum values.

QUANTITIES AND UNITS

Sound pressure: It is the variation of pressure that can be detected by the human ear. For an individual, the perception threshold is produced by a sound pressure of 2 x 10-5 Nw/m2. The decibel (dB) is the unit of measure chosen to express the magnitude of the sound pressure, which is a base 10 logarithm of the ratio of two intensities and is given by the following expression:
Level of pressure (dB) = 10log (existing acoustic pressure / acoustic pressure of reference)

Standard frequencies and bandwidth: frequency is the number of pressure variation per second, measured in Hz. Acoustic measurements are also performed at certain frequencies, in accordance with the relevant standards. These frequencies are set based on the frequency of 1 KHz. Three series of frequencies have been established and denominated octaves (1/1), half octaves (1/2) and third octaves (1/3) of band. Human beings can only perceive the sound in a relatively small frequency range, approximately between 20 and 20,000 Hz.

Loudness: is the energy that, in the unit of time, flows through the unit of surface, perpendicular to the direction of propagation of the waves. It is measured in watt/m2.

The distance at which a sound can be heard depends on its intensity, which is the flow of energy per unit of area perpendicular to the direction of propagation. In the case of spherical waves that propagate from a point source, the intensity is inversely proportional to the square of the distance, assuming that there is no loss of energy because of the viscosity, thermal conduction, or other effects of absorption.
In the real propagation of sound in the atmosphere, the changes of the physical properties of the air -temperature, pressure or humidity- produce the damping and dispersion of the sound waves. Thus, a different criteria needs to be applied when measuring the intensity of the sound.

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The relative intensity of a sound relative to another is defined as 10 times the logarithm (with base 10) of the reason for their intensities. Levels thus defined expressed in decibel (dB), is a dimensionless quantity.
The physiological intensity or sound sensation of a sound is measured in decibels or decibels (dB). For example, the threshold of hearing is at 0 dB, physiological intensity of a whisper corresponds to about 10 dB and the noise of the waves on the coast to about 40 DB. The sound feeling scale is logarithmic, which means that an increase of 10 dB corresponds to a 10 times greater intensity: for example, the sound of the waves on the coast is 1,000 times more intense than a whisper, which equates to an increase of 30 DB.

Amplitude: It is the objective measurement of the degree of change (positive or negative) in atmospheric pressure (the compression and rarefaction of air molecules) caused by sound waves. Sounds with greater amplitude will produce greater changes in atmospheric pressure from high pressure to low pressure.

Timbre: Playing a middle C on a violin, a piano and a tuning fork, with the same intensity in all three cases produces sounds that are identical in frequency and amplitude, but very different in timbre. Out of the three sources, the violin produces the simpler tone, which in this case consists almost exclusively of vibration with a frequency of 440 Hz. Due to the acoustic properties of the ear and the resonance of its vibrating membrane properties, it is doubtful that a pure tone reaches the internal mechanism of the ear without any changes. The main component of the note produced by the piano or the violin also has a frequency of 440 Hz. However, those notes also contain components with frequencies that are exact multiples of 440 Hz, called secondary tones, as 1,320 and 1,760 880 Hz. The specific intensities of these other components, called harmonics, determine the timbre of the note.

Speed of sound: The frequency of a sound wave is a measure of the number of vibrations per second of a certain point. The distance between two compressions or two successive expansions of the wave is called wavelength. The product of the wavelength and the frequency is equal to the speed of wave propagation, which is the same for any frequency (when the sound is propagated by the same medium at the same temperature).

The measurement of industrial noise requires basic information for its accurate planning and execution: blueprints of distribution of the productive unit, description of the process, number of workers, specification of the job responsibilities, maintenance programmes, records of production, the input of supervisors and of

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

their employees, visual and auditory study. The direct measurement of risk takes into consideration the acoustic environment, measurement of activities, operational changes, use of appropriate technical and regulatory procedures (environmental assessment methods) and selection of the proper instrumentation.

Occupational Health Audiometry: It evaluates the general hearing capacities in an individual, either in a normal state or as the result of exposure to noise in the workplace. The results are represented in an audiogram.

Dosimeter: The acoustic dosimeter measures noise levels, which are kept track of with a digital counter. Thus, it is possible to ascertain the value of noise levels during any given amount of time. Such a study must be undertaken by the person in charge of performing the hygiene survey over a period of eight hours, lest correction tables be applied. Moreover, the study must be performed on a regular work day including rest periods.

Noise Dosimetry: It measures variations along an extended period of time (a day or a week). If the noise is present throughout the working day (i.e. 8 hours a day), a complete measurement must be carried out (8 hours). It must be noted that the measurement time could eventually be shorter, provided it is duly justified and the exact time of the sampling is indicated. The value used is the weighted sound pressure level (LpA). As its name suggests, dosimetry serves to assess a dose, which is always the result of quantity (noise level) by the exposure time.

Sound level meter: It is used to measure levels of sound pressure. In particular, it measures the noise levels that exist in a particular place and at a given time. It projects its results in decibels (Db).

Work-related loss of hearing: It is the progressive and irreversible loss of hearing that arises due to prolonged exposure to high sound levels. This deafness is insidious and is not appreciated by the patient until after several months or years of sound exposure. Audiometric surveillance is therefore fundamental.

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

1. INTRODUCTION

In recent years there has been a growing awareness by the general public to achieve a peaceful coexistence between human settlements and enterprises and the environment. Geoplatanares, as a company, wishes to establish a positive long-term relationship with the surrounding population as well as with the environment.

It is within this framework that this study is undertaken; as a way to upkeep the community and environmental values of San Andrés Minas. Moreover, it is in the interest of the company that its production processes respect and are consistent with the highest quality of life.

2. OBJECTIVE

The aim of the present study is to determine the level of existing background noise in the sampled sector. Successively, the company will evaluate and set in place the necessary preventive measures well in advance. All the while taking into consideration the possible sound levels to be achieved by the future establishment and their reach within the surrounding population.

It is within a theoretical framework that the characteristics of the sound are described. However, it must be noted that the average background level detected is humanly acceptable and within the generally agreed comfort zone.

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3. THEORETICAL FRAMEWORK

In order to well understand the characteristics of the noise, it is necessary to know some of the physical properties of sound and its behaviour in different situations and conditions, as well as the descriptors that are used to qualify it, both qualitatively and quantitatively.

3.1. THE PHYSICAL PHENOMENON

3.1.1. The Sound Waves

A sound is a physical phenomenon that consists in the mechanical alteration of the particles of an elastic medium, produced by an element in vibration. It is capable of causing an auditory sensation. Vibrations are transmitted on the medium, usually air, in the form of sound waves. They are introduced in the pavilion of the ear causing a vibration in the tympanic membrane. It then passes to the inner ear, middle ear and excites the terminals of the acoustic nerve that carries the neural impulses that finally generate the auditory sensation.

In the air the phenomenon spreads by the vibration of air molecules located in the proximity of the vibrant element, transmitting at the same time the movement to neighboring molecules, and so on. The vibration of air molecules causes a variation of atmospheric pressure, i.e., the passage of a sound wave produces a pressure wave that propagates through the air. Propagation speed in this environment, under normal conditions of temperature and pressure, is about 340 m/s.

This pressure variation is called sound pressure or sound pressure level, and is defined as the difference in a given moment between the instantaneous pressure and atmospheric pressure. The acoustic pressure varies very sharply with time; these sudden changes are perceived by the human ear, creating the auditory sense (Figure 1.1).

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Geothermal Platanares

The sound waves are attenuated with distance and can be absorbed or reflected by the obstacles encountered in its path.

Presión P(t)
Presión instantánea
Presión atmosférica
0
t
24 h
Tiempo
PRESIÓN ACÚSTICA
Presión acústica = Presión instantánea - Presión atmosférica

Graph 1. Acoustic Pressure.

3.1.2. Wave Motion

The wave motion is characterized by the propagation of motion or energy through a medium. If the direction of motion of the particles is parallel to the direction of propagation the wave motion is longitudinal; If the direction of the movement is perpendicular, the movement is transverse.

In the propagation of a wave motion, the wavefront is the geometrical focal point of all points of the environment that are in the same state of vibration, therefore forming a surface. When shocks are propagated in all directions from a point source, this is done through spherical waves.

In flat wave fronts, all points are in the same conditions of vibration in an instant t and propagate in the same direction.

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

The movement is defined by a number of variables:

-Space magnitudes (elongation, amplitude, cycle or vibration)
-Time magnitudes (period, phase and time)
-Magnitudes that relate to space and time (frequency)

λ
A
X (m)
TIME (s)

Graph 2. Sine curve

Time (s)

$$Y(x,t) = A \cdot \text{sen}(w \cdot t - kx)$$
$$\text{Thus } k = 2\pi/\lambda$$

AMPLITUDE (A) is the maximum value of the motion of a wave (A).

PERIOD (T) the period is the time spent by a point on reaching the same position. The period depends on the initial characteristics of the disturbance.

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

WAVELENGTH (Λ)

The distance between two consecutive points in the same state of vibration is called the length of wave (λ);

Velocity v is the distance travelled by the wave per unit of time. If we consider a cycle complete, the time will be T and the distance traveled λ:
$V = \Lambda/T$

FREQUENCY (F)

The number of disturbances - beats - per second is called sound frequency and is measured in Hertz (Hz). The lower frequencies correspond with what are usually called "bass" sounds; the highest frequencies correspond to what we call "acute"

$f = 1 / T$

FREQUENCY SPECTRUM

Noise can be decomposed in a superposition of pure sounds of different frequencies. The distribution of sound as a function of each of these energy frequencies defines the spectrum of frequencies of noise. The knowledge of the spectrum allows one to ascertain whether the noise contains low frequencies (bass), medium or high (acute). This is an important research phenomenon, since the human ear reacts differently depending on the frequencies, and the propagation of the noise in the air and through obstacles also depends on the frequency of the noise spectrum.

The audible frequency domain lies roughly in the range 20-20,000 Hz. For an analysis of frequency -spectrum analysis - this interval is decomposed in bands, and the sound pressure level corresponding to each one of the band is determined. These bands can be:

-Of constant width
$\Delta f = k$

-Bandwidth proportional to the center frequency.
$\Delta f / fc = k$

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

This latter type is most often used in practice, and is corresponding to the analysis by octave filters and third octave filters.

Each octave and third octave is denominated by the value of its central frequency in Hz. The Center frequencies of the spectrum are articulated around the value 1000 Hz.

The width of octave filters is f2 - f1 = 0.707 fc, where f2 = 2 f1
F1, f2 are the extreme frequencies for each band.

The width of the third octave filters is

3. 2f2 - f1 = 0,232 fc, where f2 = f1
The third octave spectral analysis is more finely tuned than in octaves. Levels obtained for an octave are higher than those obtained for one-third of octave, since each one of the first is a result of the energy sum of the levels of the three thirds of an octave within.

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Geothermal Platanares

OCTAVAS en Hz	1/3 OCTAVAS en Hz
	16
	20
	25
31,5	31,5
	40
	50
63	63
	80
	100
125	125
	160
	200
250	250
	315
	400
500	500
	630
	800
1000	1000
	1250
	1600
2000	2000
	2500
	3150
4000	4000
	5000
	6300
8000	8000
	10000
	12500
16000	16000
	20000

Table 1. 1/3 Octave Frequencies

Bandas de tercio de octava
Bandas de octava
dB
90
80
70
60
50
40
30
20
50
100
200
400
800
1600
3150
6300
Frecuencia (Hz)

Graph 3. Spectre in waves of 8 and a third of 8

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COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

SOUND PRESSURE

A sound source produces a certain amount of energy per unit of time; a certain sound power. This is a basic measure of the acoustic energy that a sound source can produce regardless of the environment. Sound energy flows outwardly, thus increasing the existing sound pressure level. When we measure the sound pressure level, it not only depends on the radiated power and radiated distance with respect to the source, but it will also depend on the amount of absorbed energy and the amount of transmitted power.

Since the SPL is a variable magnitude from one point to another, in certain circumstances it is suitable other magnitudes rather than pressure. Three scales can be used to define the amplitude of a sound wave:

Pressure P
Power W
Intensity I

For a wave propagating in flat free field:

$$I = \frac{p^2}{\rho \cdot c} = \frac{W}{4\pi \cdot r^2}$$

Where:
P is the density of the medium
c is the speed of propagation of the wave sound
r is the distance from the sound source to the measurement point.

In the case of air at 20 ° C the product between the density of the air and the speed of propagation of the sound is of 407 rayls approximately

Sound pressure is the pressure that is generated at a certain point. The sound pressure level is measured in dB and determines the level of pressure that makes the sound wave relative to a reference level which is 2·10-5 pascals in the air.
It is the easiest to measure parameter, measured with a sound level meter. Its value depends on the point where it is measured.

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Geothermal Platanares

SOUND INTENSITY

The acoustic intensity is defined as the amount of sound energy transmitted in a direction determined by unit area. Analysers of dual channel with possibility of cross spectrum and a tube that consists of two microphones separated by a short distance are currently used to perform measurements of intensity. This equipment allows the user to determine the amount of sound energy that radiates a source within a noisy environment. It is not possible to measure it with a sound meter. The sound intensity level is measured in w/m2.

SOUND POWER

Sound power is the amount of energy radiated by a particular source. The sound power level is the amount of total energy radiated in a second and is measured in w. The reference is 1pw = 10-12 w.
It is an intrinsic value of the source and does not depend on the place where it is located.
The sound power of a sound source is constant and depends only on the characteristics of the source. On the other hand, the intensity and the pressure vary inversely proportionally to the square of the distance.

p2
I2
p1
I1
W
TIMELY SOURCE
W [w]
I [w/m²]
p [Pa = N/m²]

$$I = \frac{W}{4\pi \cdot r^2} = \frac{p^2}{\rho \cdot c}$$

Graph 4. Sound pressure, power and intensity

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4. CHARACTERISATION OF THE NOISE

4.1 Noises and Sounds

Noise is defined as an unwanted sound. It is a power output caused by a vibratory phenomenon that is detected by the ear and causes a feeling of discomfort. It is a particular case of sound: noise equates unwanted sound.

Noise is an unwanted auditory sensation corresponding generally to a random variation of pressure over time. It is a complex sound, and can be characterised by the frequency of the pure sounds that compose it and the amplitude of the sound pressure corresponding to each of these frequencies. If the latter are very numerous, noise is then characterised by the distribution of the sound energy in adjacent frequency bands, defining what is called as noise frequency spectrum. The noise frequency spectrum varies randomly over time, unlike other complex sounds which follow a precise variation law.

There are a lot of variables which allow to differentiate some noises from others: composition in frequency, intensity, temporal variation, cadence and rhythm.

CONTINUOUS NOISE
dB
TIME
TRANSIENT NOISE
TIME
FLASHING CONTINUOUS NOISE
TIME
FLUCTUATING NOISE
TIME
IMPULSIVE NOISE SIMPLE
TIME
IMPULSIVE NOISE REPEATED
TIME

Graph 5. Types of noise

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Geothermal Platanares

PURE TONE
dB
FREQUENCIES HZ

Graph 6. Monotone pure sound

4.2. Sound Levels. The Decibel.

Acoustic pressures which are sensitive to the human ear vary in a huge interval. Thus, the lower threshold of human hearing, i.e. the minimum sound pressure that causes an auditory sensation, is 2. 10-5 Pa., and the threshold maximum is of around 20 Pa.

The manipulation of securities covering a vast field is not comfortable, so it resorts to the use of another logarithmic scale, and another unit, the decibel.

T $L_p = 10 \cdot \log \frac{p^2}{p_o^2} = 20 \cdot \log \frac{p}{p_o}$ ure L is defined as by the expression:

Where Po is the reference value of the sound pressure that represents the lower noise audible by a human ear at normal pressure. 2. 10-5 Pa, and Pef. the effective sound pressure. L is expressed in decibels (dB).

The behaviour of the human ear is closer to a logarithmic function of a line. A human ear is able to perceive and withstand sounds that correspond to levels of sound pressure between 0 and 120 DB. This last noise level marks the so-called "pain threshold". Physical damage, such as rupture of eardrum can occur at higher noise levels.

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Geothermal Platanares

PRESSURE SONORA (PA)
Sound Pressure Level (dB)
100000000
10000000
1000000
100000
10000
1000
100
20
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
Airplane taking off 100 meters away
WORK
DISCO
HEAVY VEHICLES
CITY TRAFFIC
CONVERSATION
OFFICE
LIBRARY
SITTING ROOM
BEDROOM
FOREST
Noise

Graph 7. Scale of sound levels

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Geothermal Platanares

Sum Of Sound Levels

When two sound sources radiate sound, both contribute to the sound pressure level at a point that is physically distant from said sources. If the two radiate the same amount of energy, there will be an equidistant point from both sources where the sound intensity will be two times higher than if the radiating were one alone. Since the intensity is proportional to the square of the pressure, then doubling the intensity produces a 3 dB increase in sound pressure.

When the contribution of two or more sources is added, this is not equal to the numerical sum of the individual values in DB.

The numerical method to add sound levels is as follows: $L_{Total} = 10 \cdot \log \sum_{i=1}^{n} 10^{\frac{L_i}{10}}$

Where n is the number of sound sources and levels are Li levels respond to the sources expressed in DB.

There is a graphical method that permits to add sound levels in pairs and that relies on the use of the following calculation:

When adding the two levels, it is first necessary to establish the difference between the two. This value is inserted into the shaft of the x-axis of the chart. The value where it crosses the curve is the increase in dB that must be added to the highest

Δ L (dB)
3
2
1
0
0
5
10
15
L2-L1 (dB)

value.

Graph 8. The sum of two sound levels.

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To add more than two sound levels, they are ordered from smallest to greatest and they are added, in twos, starting by the smallest value.

Example: In order to get the sum the following levels: 65, 60, 72, 65, 62 and 67 dB

1. They are organised from smallest to greatest: 60, 62, 65, 65, 67, 70
2. They are added in twos

60 ⊕ 62 = 64 (⊕ amount of energy)
64 65 = 67.5 ⊕
⊕ 67.5 65 = 69.3
69.3 ⊕ 67 = 71
71 ⊕ 70 = 73.5

Subtraction of sound levels

In some cases, it is necessary to subtract noise levels. It is then required to apply the aforementioned formula while keeping the calculated values in the negative. The graphical method is similar to the sum; the value that is found by juxtaposing the graphic is then subtracted to the higher level.

ΔL (dB)
7
6
5
4
3
2
1
1
2
3
4
5
6
7
8
9
10
dB
DETERMINACIÓN DE LA DIFERENCIA DE DOS NIVELES DE RUIDO

Graph 9. The difference of two sound levels

4.3. The Perception Of Sound

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The subjective perception of sound depends on multiple factors. So for example, intensity distinguishes between high and low sounds and is related to the acoustic intensity or with the actual sound pressure. Whereas tone differentiates the treble from the bass and is related to the frequency of the sound (how much sharper a greater sound is in its frequency). Other factors may be the timbre, rhythm, etc.
There appear, therefore, two essentially different but closely related concepts: on the one hand, the sound wave or physical entity capable of producing the sensation of sound; and on the other, the loudness or subjective sensation produced by certain variations of pressure in the ear.

In general, the sounds are formed by the union of different frequency components, depending on the loudness of the relative contributions of each component, i.e. the present frequencies and corresponding intensities. Physically, they are represented by their frequency spectrum.

Sound is a subjective characteristic. Studies on a large number of listeners have allowed to chart a set of curves of equal loudness (isosonic curves) indicating, for each level of sonority, the sound level of different pure tones which produce the same sound (It is then checked that the correction level between two different frequencies offers the same sound and that it depends on the value of loudness).

dB
120 Fonios
110
100
90
80
70
60
50
40
30
20
10
0
120
100
80
60
40
20
0
Sound Pressure Level
20 KHz
100 KHz
1 KHz
10 KHz
20 KHz
FRECUENCY Hz

Graph 10. Equal Loudness Curves

-Frequency Measurement Curves

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The human ear is not sensitive in the same way to different frequencies. Thus, for the same level of sound pressure, a noise will be more disruptive when it contains a higher proportion of high frequencies. Based on the curves of isosonority of the human ear, a series of filters have been devised with the aim of measuring the signal picked up by the microphone according to the sensitivity of the ear. That is, attenuating the low frequencies so as to be able to achieve a representative sense of the actually received sound level.

To take into account this sensitivity it is necessary to introduce in the noise measuring the concept of filters. These filters act in such a way that the pressure of each frequency band levels is corrected according to the frequency in relation to measuring curves. With this criterion there have been defined several filters, the best-known being the so-called A, B, C and D.

The filter used in the domain of noise transportation is A, and the levels of sound pressure utilised are measured in decibels A, dBA.

CURVES WEIGHTING
20
10
0
10
20
30
40
50
60
70
10
20
50
100
200
500
1000
2000
5000
10 K
20 K
A
C
B
A

Graph 11. Measurement curves in frequency

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5. FREE-FIELD SOUND PROPAGATION

5.1 Attenuation by Distance, Punctual and Linear Sound Sources

In the study of the propagation of sound in free field, i.e., in outdoor environments, it is necessary to distinguish between two types of sound sources.

In the case of specific sound sources, it is considered that all the emission power is concentrated in a point. They are often considered as point sources those static machines or activities that are located in a relatively restricted area of the territory. Depending on the detail of the analysis the very next point sources can be grouped and be considered as a single source.

For point sources, the propagation of sound in the air can be compared to the waves of a pond. Waves extend evenly in all directions, decreasing in amplitude as they move away from the source.

In the ideal case when there is no reflective objects or obstacles in their path, the sound coming from a point source is propagated in the air in the form of spherical waves according to the relation:

L – 6 dB(A)
2d
d
L dB(A)

Graph 12. Sound propagation from a single source

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$$I = \frac{p^2}{\rho \cdot c} = \frac{W}{4 \cdot \pi \cdot r^2}$$

If we expressed in decibels the relationship between the source sound power level and sound pressure originated in a point away at a distance r we obtain:

LW = L p + r 20·log + 11

From this relationship, it can be deduced that for a homogeneous medium, whenever we double the distance, the sound pressure level decreases by 6dB.

If the sound comes from a linear source, this is propagated in the form of cylindrical waves, obtaining a different relationship of variation of energy depending on the distance. A transport infrastructure (road or rail), considered from an acoustic point of view, can be assimilated to a linear source. This artifice is a simplification of the problem, and is only valid if it is reasoned in integrated equivalent sound pressure levels over longer time duration of the passage of a vehicle. Studies of transport noise normally work in these conditions.

PARALLEL PROPAGATION OF A SOURCE LINEAR
HIGHWAY
L – 3 dB(A)
d

Graphic 13. Propagation of sound from a linear source

In the case of linear sources, the sound propagation is governed by the expression

$$I = \frac{p^2}{\rho \cdot c} = \frac{W}{2 \cdot \pi \cdot r}$$

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If we expressed in decibels the relationship between the sound source power level and the sound pressure from a point away at a distance r we obtain:

$$LW = L\,p + 10 \cdot \log r + 8$$

In this case, for a propagation in homogeneous conditions, doubling the distance the sound pressure level causes a decrease of 3dB.

5.2. Attenuation by Air Absorption

The attenuation of sound waves in the real atmosphere does not exactly follow the laws of geometric divergence, since the air is not a homogeneous density gas, nor is at absolute rest. There is, consequently, an additional attenuation due to absorption by air on the part of the acoustic energy that transforms it into heat.

This attenuation depends on the frequency of sound, temperature and moisture in the air. The greater the frequency, the greater is the attenuation experienced.

The attenuation values of the noise by absorption of air are experimentally obtained for some certain conditions of temperature and humidity. In usual cases vary from 0.3 dB (A) to 1 dB (A) for each 100 travel in the air, measured according to different frequencies.

Table 2. Absorption

FRECUENCY HZ	Attenuation in Db A BY 100
125	0,03
250	0,066
500	0,157
1000	0,382
2000	0,953

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5.3. Influence of Temperature and Wind in Sound Propagation

Temperature fluctuations have a net influence on the density of the air, and therefore above the speed of propagation of sound waves (c = f (density)).

The air temperature can decrease with altitude (the usual case), or it can grow with it (inversion). If the temperature decreases with height, sound rays are curved with an increased curve, causing a shadow around the source area. However, in the case of thermal inversion, the rays are curved toward the floor, eliminating the shadow zone. This situation of thermal inversion can cause an increase in 5-6 dB (A) in relation to the normal situation.

HIGH
TEMPERATURE
WITH DECLINING
SHADOW
ZONE
SHADOW
ZONE
X
X
HIGH
TEMPERATURE
WITH DECLINING

Influence of Temperature in Propagation

Graph14. Influence of temperature in the propagation

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The influence of the wind can motivate, likewise, variations in the order of 5 dB (A) between different situations. In the presence of wind sound, instead of spreading in a straight line it moves along curved lines.

In the direction of the wind, the sound spreads more efficiently, and sound rays are curved towards the floor. Against the wind, the sound is spread less efficiently that in its absence, and the sound rays are curved upwards, therefore forming, starting from a certain distance of the source (normally superior to 200 meters), an area of shade.

The attenuation due to the wind is a very complex phenomenon and difficult to model. In cases in which there are dominating characteristic winds it is advisable to take direct measurements to estimate their effect on the propagation of the noise.

INFLUENCE OF WIND IN THE SPREAD OF NOISE
Sound
Propagation
Direction
DIRECTION OF
THE WIND
SHADOW
ZONE

Graph 15. Influence of wind in the propagation

5.4. The Effect of Obstacles

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If there are no obstacles, the sound emitted by a source is propagated in an open field by the air to reach the receiver without further attenuation than the one that is due to the distance between them and the absorption of the air.

If an obstacle is interposed between the source and the receiver, the sound propagation is modified. When a sound wave is a solid barrier, a part of the energy is reflected by the obstacle, another part is absorbed by it, penetrating its interior and transforming itself into mechanical vibrations that may eventually radiate new acoustic waves, and, finally, the rest of the energy "skirting" the obstacle, resulting in a disruption of the acoustic field due to diffraction.

WAVE
REFLECTED
WAVE ABSORBED
DIFFRACTED WAVE
WAVE TRANSMITTE
RECEIVER
FOCUS ISSUER
DIFFRACTED WAVE,
REFLECTED ON THE FLOOR
Graph 16. The effect of obstacles in propagation

REFLECTION

The sound pressure level at a point is due not only to the direct radiation from the source, but also to the indirect sound from all the reflections that take place. If the reflected energy is high, we have a reflective, acoustically hard surface which behaves in a manner similar to mirrors with light.

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For studies and calculations of the reflections geometric theory based on the propagation of sound in a straight line is often used. Hence the analogy with the light beam. Depending on the characteristics of the obstacle where reflection occurs, a sound ray can be reflected in one direction or in various directions. If such is the case, the study of their behaviour is more complex.

SOUND REFLECTION
SOURCE
IMAGINARY SOURCE

Graph 17. Sound reflection

ABSORPTION

When a wave sound affects a surface, a small part of the dissipated energy is absorbed when by said surface. The absorption of the surface is a function that depends on many parameters such as roughness, porosity, flexibility and, in some cases, their resonant properties.

The effectiveness of a surface or absorbent material is expressed as a number between 0 and 1, called coefficient of absorption, α, so that 0 represents no absorption, i.e., perfect and 1 reflection corresponds to perfect absorption.

The expression is:

$$\alpha = \frac{\text{Absorbed energy}}{\text{Incidental energy}}$$

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The absorption coefficient is a function that varies with the frequency of the sound wave so it is necessary to know the spectrum of noise to judge the effect which will produce noise absorbent material.
To meet the global behaviour of the absorption of devices noise in free field a DLα global index expressed in decibels is used, whose expression is:

$$DL_{\alpha} = -10 \log \left[1 - \frac{\sum_{i=1}^{18} \alpha_{Si} . 10^{0,1Li}}{\sum_{i=1}^{18} 10^{0,1Li}} \right] dB$$

Where:

Con is the sound absorption coefficient in the third octave band.
Li is the sound pressure level in dB, offset according to the curve in the third octave band

INSULATION (transmission)

Obstacles that a sound wave encounters in its propagation act as "barriers" to the sound. The capacity that a material or an obstacle has to oppose the passage of sound energy through the obstacle (transmission) is known as insulation. The greater or lesser isolation depends fundamentally on the thickness and surface mass of the obstacle.

The loss of transmission (TL) is the relationship between the incident sound energy and sound energy transmitted and is expressed in decibels

TL = 10 log (Ei /Et)

Analogous to the absorption, in order to know the global behaviour of the isolation of devices noise in an open field one needs to use a DLR global index expressed in decibels, whose expression is:

$$DL_{R} = -10 \log \left[\frac{\sum_{i=1}^{18} 10^{0,1Li} . 10^{-0,1Ri}}{\sum_{i=1}^{18} 10^{0,1Li}} \right] dB$$

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DIFFRACTION

When a sound wave encounters an obstacle that is small compared with the wavelength λ, the wavefront suffers a change of direction in its edges. This phenomenon is called diffraction, and has as consequence the so-called area of acoustic shade (area protected located behind an obstacle) being considerably

DIRECT BEAM
DIFFRACTED WAVE
FOCUS ISSUER
RECEIVER

inferior to the area of a visual shade.

Graph 18. Diffraction of sound waves

5.5. The “Ground" Effect

"Ground effect" refers to changes in the propagation of a sound produced by the presence of a certain type of soil.

On the one hand, soil acts as a strong obstacle, reflecting a fraction of the acoustic energy and absorbing the rest. On the other hand, in the vicinity of the ground -its effects can felt up to a height of 10 metres- there are gradients of temperature and humidity, variables over time, the type of soil, vegetation, and natural obstacles that slow down the propagation of sound, and cause a hardly measurable absorption.

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This situation brings about the fact that noise levels following the distance attenuation law will be modified by the effects of the soil. Facing a lack of accurate models, a series of experimental curves have been devised for the study of this phenomena, depending on the distance to the source and the type of soil.

EFFECT FLOOR
0
72
30 m
60 m
90 m
120 m
75
68
65
SOIL HIGHLY
REFLECTIVE
75
72
68
65
62
FLOOR VERY
ABSORBENT

Graph 19. The ground effect

6. INDICES FOR THE EVALUATION OF ENVIRONMENTAL NOISE

6.1. Noise-Related Disturbances

The study of the origin and propagation of sound allows one to determine the main characteristics of the noise or unwanted sound. However, there is an extra component to the equation that is intrinsic to the very definition of noise: its disturbing qualities. This is a non-acoustic feature which begs to be interpreted in conjunction with physiology, psychology, sociology and other disciplines so as to be correctly interpreted. From an environmental point of view, the study and control of noise is justified in terms of its usefulness for the specific protection of the quality of the sound environment. The sounds are analysed to ascertain the levels of emission in certain areas and situations, and also to understand the degree of annoyance over the surrounding population. There are situations in which these nuisances are evident, since exposure to noise can cause measurable physical damage. However, in the majority of cases, the health risk is not easy to quantify,

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since there are social and psychological factors at play that beg to be analysed from a statistical point of view.

The grade of discomfort has a subjective component that adds considerable complexity to the attempt of establishing the criteria of quality of the sound environment. It is important to note at this point that the concept of subjectivity is not at odds with a scientific analysis of the problems, and there will be noise indicators that are better or worse correlated with the degree of annoyance.

In order to tackle the problem of noise it is necessary, therefore, to establish an indicator that "explains" properly this degree of annoyance. Among the large number of parameters and indices developed in the field of acoustics for the study of sounds it is necessary to select an indicator of discomfort (preferably a numeric index) which serves as a basis for the evaluation of the impact and the establishment of emission limit values that guarantee a certain quality of sound environment. On the other hand, and in order to be operating, this index should be easy to obtain and interpret.

The inconvenience due to noise depends on numerous factors. The index that is selected must be capable of taking into consideration variations of the following aspects, among others:

a. Sound Energy: the inconvenience which a sound produces is directly related to its power. The stronger the sound is, the more discomfort that is experienced. The most basic index related to sound power is what is called sound pressure level.

b. Exposure time: For any given level of noise, the annoyance depends on the time that a particular subject is exposed to said noise. The exposure could be for periods of seconds, minutes, hours, or even the entire duration of a working life. In general, a longer exposure time represents a higher degree of annoyance.

c. Sound Features: for the same level of noise and same exposure time, the discomfort depends on the characteristics of the sound: spectrum of frequencies, rhythm, etc.

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d. The Receiver: The degree of nuisance in relation the same noise is a subjective matter. Depending on physical factors, different auditory sensitivities, and to a greater extent cultural factors play a part. Cultural factors are related to the life experience of the subject and their expectations. Different societies react differently to sounds that can be more or less 'familiar'. In Western cultures, the biggest differences are between the inhabitants of small rural villages and big cities. Within the same sector of population, age factor seems to also be significant.

e. The receptor activity: The same sound, depending on the receptor activity, can be considered as a noise or not. The clearest case is that of rest periods. A sound that can be considered as pleasant (a concert of music) becomes a noise nuisance if the receiver is asleep.

Sounds that during work go unnoticed, become perfectly recognizable noises in rest periods. Some activities require much quieter sound environments (read, suffering from a disease, conversations, etc.). Thus, it is perceived as noise any sound that is not related to the activity in course.

f. Expectations and quality of life: This relates to subjective, difficult to evaluate aspects, which are related to the quality of people's lives. For certain groups of people, the demands of environmental quality for the time and the spaces dedicated to leisure are far superior to others. The most common case is that of dwellings of second residence, in which sounds are perceived generally as more upsetting than in the main dwelling, due to expectations of rest in the second residence. It also happens regularly that in environments of high environmental quality, noise is less tolerated than in environmentally degraded environments.

The selection of the indicator that will be used in the study thus becomes a crucial issue, since this is intended to indicate the inconvenience that the noise produces in the population, and given the subjective nature of the issue, there are numerous arguments about the validity of the indicators as descriptors of the inconvenience.

The actions of technicians and technicians environment aims to cap the noise endured by the population at certain allowable levels. These levels, as discussed

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above, vary depending on the source of noise, the nature of the receiver and the activity that this develops, and noise exposure time. The adoption of noise descriptors indexes that take into account all of these factors is not an easy matter.

On the one hand there are health criteria that establish, for the protection of the auditory system and health in general, maximum admissible limits of certain indexes that reflect the exhibition of people to noise. On the other hand, there are criteria of environmental quality established for other types of indexes; frameworks that operate according to the demands or needs of individuals and communities when faced with noise.

There is, then, a strong subjective component of the response from the general public as well as the growing environmental concern of developed societies. In these societies there is, on the other hand, a notable influence from cultural and economic markers. Studies and psycho-sociological surveys are essential to establish what indicators of noise are best related with the perceived discomfort.

After many years of research there is no unanimity of criteria as to the validity of the indicators used, and the question is subject to continuous debate and review. From the point of view of sound environment management this represents a serious drawback, since it often leads to big errors in assessing the quality of the sound environment.

6. 2. Basic Indices

-(Sound level) sound pressure level. L, SPL

It varies over time. It is expressed as LA when measured in decibels A, which is common practice in environmental studies. For a certain period of time T, the LAmax values, the maximum sound pressure level (SPL) reached during interval of the study, and LAmin, the minimum value that can be determined. These represent the greater and lesser intensity noise and do not provide information on its duration or total exposure to noise.

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SOUND LEVEL
dB (A)
90
80
70
60
50
40
Lmax
Lmin
0
1
2
3
4
5
TIME
(minutes)
MAXIMUM AND MINIMUM NOISE LEVELS

Graph 20. Evolution of the level of sound pressure at the edge of a road

Sound pressure level continuous equivalent. LAeq (T)

It expresses the average sound power perceived by an individual in a time interval, i.e. it represents the level of pressure that would have been produced by a constant noise with the same energy as the noise is really perceived, during the same time interval. The equivalent sound pressure level must always be accompanied by the indication of the period of time referred to. It is expressed as LAeq (T) or LAeq.T

$$L_{Aeq}(T) = 10\,\mathrm{LOG}\left(\frac{1}{T}\right)\int\left(\frac{P}{P_0}\right)^2 dt$$

indicating the use of the appropriate measuring network and its mathematical formulation is:

Where:
T = duration of measurement

P = instantaneous sound pressure in Pa

Po = reference pressure = 2 * 10-5 Pa

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In practice the calculation of the LAeq is adding n Li sound pressure levels emitted at intervals of time and expression takes the following form:

$$L_{Aeq}(T) = 10\,\mathrm{LOG}\,(\frac{1}{T})\sum 10^{Li/10}.t_i$$

Where: T = ti = exposure time

Li = constant in the range sound pressure level i ti = time interval corresponding to the level Li i
The LAeq is expressed in dBA, and does not make sense if it is not accompanied by a base time or interval of observation:

LAeq (t1, t2) or LAeq (T)

The use of the LAeq as an indicator of the discomfort of noise generated in the vicinity of airports is spreading in all developed countries. This trend has its origin in the integrating of existing noise control process at present, in which all potential sources of noise are taken into consideration jointly. In recent years this methodology has been largely accepted as an indicator of the noise in the fields of occupational exposure, inland transport noise, noise in outdoor environments, etc.. Its use for evaluating the noise of the aircraft allows comparisons and easily adds levels from different sources. The quality of LAeq is due to its energy indicator character; there are no other specific indices used historically for the description of the acoustic impact of air traffic.

Despite the limitations mentioned above, which have rates expressed as equivalent continuous levels, the majority of European governments tend to use the LAeq (or indices derived from this) as universal indicators, mainly due to the following advantages that this index offers:

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1. It is relatively simple to understand, as compared to other indices.

2. It measures a very clear sound concept: energy average during a certain period of time

3. It allows one to establish comparisons and add levels from different sources

4. It is the most widely used in environmental impact assessments

5. European directives and CEN regulations have adopted the LAeq index.

6. It allows one to consider different time periods for the evaluation of the impact.

7. It allows one to compare levels resulting from a particular source with the environmental background levels existing in a given area

8. It is available directly from measuring instruments.

These are primarily the reasons that have led to the adoption of the LAeq as indicator of the noise in the national laws of some countries which have taken great strides in tackling the matter of fight noise reduction.

7. METHODOLOGY.

It is defined by using the following methodology:

Static methodology

In this type of methodology greater importance is given to the temporal evolution of the noise from the spatial evolution. It consists of the installation of fixed stations of measurement in selected measurement points, thus continuously evaluating the noise during one or more cycles.

This methodology has the advantage of providing comprehensive information on the average noise, which makes it very suitable for the study of background or base and sound sources that are activated and generate noise at the present time or in the future for which there is little information.

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As a general rule, the measurement period took place over the space of 48 hours in an effort to achieve a sound knowledge of the evolution of the noise to nearby communities which are in the vicinity of the project, while taking into account the weather conditions in the area.

The processing and statistical analysis was performed using the Infostat software.

7.1 Instrumentation and Measurement Materials.

The study was done using the continuous noise level equivalent (LAeq) as an indicator of noise.
Where,

Ldia = sound level in the medium to long-term, taking into consideration ISO 1996-2:
1987 standard. Such level is evaluated throughout the year and during the day.

Following the criteria set up by the World Bank world, the day is considered as the period between 7AM and 10PM.

Lnoche = sound level in the medium to long term, taking into consideration the ISO 1996 2:
1987 standard. Such level is evaluated throughout the year and during the night.

Following the criteria set up by the World Bank world, the night is considered as the period between 10PM and 7AM.

IFC Corporación Financiera Internacional Grupo del Banco Mundial	Guidelines On The Environment, Health And Safety General Guidelines Environment Noise

	ONE HOUR LAEQ (DBA)	
RECEPTOR	DAYTIME 07:00 – 22:00	NIGHTTIME 22:00 – 07:00

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As previously noted, the value Leq, expressed in dB (to), is the most important parameter used in the assessment of the noise of background in this case. Since some factors suffer variations in time, the assessment has been done without taking into consideration the influence of community sources -mainly vehicles, micro business -sawmills- and mechanical works that are related to the project, particularly in point 7.

7.2. Measurement Equipment

The measuring equipment listed below was used to perform the study in the allocated area.

Sound Analyser type II TSE-1358C

CEM SC-05 Calibrator

ETYMOTIC ER-200DW8 Dosimeter

The instruments used for the characterisation of this profile of community background noise were: 7 integrator dosimeters and direct calibrators of Lqe dB (A), taking each point as a receiving agent. In order to control the dynamics of reception of the SPL level control a sound meter Integrator type 2 was used, which was calibrated before and after the study and to factory specifications, respectively. More information is included in the annexes.

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8. DEFINITION OF THE AREA UNDER STUDY

San Andrés Minas is located on a hill in the municipality of La Unión, in the Department of Copán. Its satellite coordinates are 14 45 38 - 88 56 32

The Geoplatanares project is adjacent to the edges of the San Andrés open-cast mine.

Central eléctrica
Geoplatanares ORMAT

Location of the area under study

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9. LOCATION OF MEASURING POINTS

Choosing the measurement points.

The location of the measurement points was determined by the Geoplatanares company. They are identified in the following satellite image:

1
Central eléctrica
Geoplatanares ORMAT
2
3
4
5
V-382
Office Solutions
V-382
V-382
Google

Location of the Measuring Points

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10. EXISTING NOISE LEVELS

The measurements were undertaken in the aforementioned locations both day and night. As a result, the sound levels of background reception in pre-operational state were established.

(A) In general, the measurements took place during both the day and night, in order to then corroborate them with World Bank criteria.

(B) the parameter to be measured will be the equivalent sound pressure (LAeq), which will be measured over the span of 48 continuous hours. Every 220 milliseconds a value is input in the dosimeter and the sound level meter and then added every 3.75 minutes in order to obtain 16 measurements per hour.

Such sonometric measurements are made while in full functioning of the dosimeters and the sound level meter, with their respective microphones oriented towards the plant site. Moreover, all the equipment was mounted on tripods for the duration of the study.

(E) obtaining the level of evaluation:

· Depending on the period in question the level of evaluation will generally be as follows:

O LAeq, during the day and night.

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11. RESULTS OF THE MEASUREMENTS

The values of Sound pressure levels in each surveyed point are displayed in the following tables.

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF BACKGROUND NOISE SAMPLING POINT 1

VALUE SCALES

No.	DAY	DESCRIPTION	MIDDLE VALUE Lq. Db(A) DAY	MIDDLE VALUE Lq. Db(A) NIGHT	WORLD BANK ESTÁNDAR Lq Db(A)		IN OR OUT OF ESTÁNDAR DAY	IN OR OUT OF ESTÁNDAR NIGHT
					DAY	NIGHT		
1	FIRST DAY (24 HRS)	SAMPLING POINT #1	30.90	21.20	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
2	SECOND DAY (24HRS)	SAMPLING POINT #1	24.57	20.45	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
3	AVERAGE (48 HRS)	SAMPLING POINT #1	27.73	20.83	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR

STATISTICAL DATA POINT 1	
HALF	25.83
MEDIAN	20.00
VARIANCE	211.49
ESTÁNDAR DEVIATION	14.54
MAXIMUN VALUE	78.81
MINIMUN VALUE	20.00

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF BACKGROUND NOISE

SAMPLING POINT No. 1
Value Lq. Db(A)
HOURS
VALOR Lq. PUNTO 1

HOURS	1	2	3	5	8	14	15	16	17	18	19	20	21	24	25	38	39	40	41	42	43	46	47	49
VALOR Lq. PUNTO 1	34.87	34.46	22.26	21.83	20.00	23.14	27.73	32.94	33.10	58.71	55.30	54.61	32.44	24.88	20.00	20.00	24.13	23.49	21.94	22.17	41.34	30.40	21.89	20.00

SONOMETRY CONTROL POINT 1
VALUE Leq. Db(A)
HOURS
DAY 1
DAY 2

HOURS	1	2	3	4	5	6	7	8	9	10
DAY 1	67.9	66.2	66.7	64.5	64.9	65.5	65.7	65.4	65.2	66.4
DAY 2	64.8	65.2	64.6	64.7	65.1	66.2	64.6	64.7	64.0	65.0

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Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION
MONITORING OF BACKGROUND NOISE
SAMPLING POINT 2

VALUE SCALES

No.	DAY	DESCRIPTION	MIDDLE VALUE Lq. Db(A) DAY	MIDDLE VALUE Lq. Db(A) NIGHT	WORLD BANK ESTÁNDAR Lq Db(A)		IN OR OUT OF ESTÁNDAR DAY	IN OR OUT OF ESTÁNDAR NIGHT
					DAY	NIGHT		
1	FIRST DAY (24 HRS)	SAMPLING POINT #2	30.90	21.20	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
2	SECOND DAY (24HRS)	SAMPLING POINT #2	24.57	20.45	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
3	AVERAGE (48 HRS)	SAMPLING POINT #2	27.73	20.83	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR

STATISTICAL DATA POINT 2	
HALF	21.81
MEDIAN	20.00
VARIANCE	71.49
ESTÁNDAR DEVIATION	8.45
MAXIMUN VALUE	72.36
MINIMUN VALUE	20.00

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF BACKGROUND NOISE

SAMPLING POINT No. 2
Value Lq. Db(A)
HOURS
VALOR Lq. PUNTO 2
1 2 5 8 14 15 17 19 20 25 29 32 34 37 39 40 42 43 44 47 49
26.59 20.00 20.00 28.59 20.00 23.16 25.54 20.00 27.24 28.59 21.87 23.16 25.54 27.24 22.95 23.16 22.40 20.00 24.24 22.95 20.00

SONOMETRY CONTROL POINT 2
VALUE Leq. Db(A)
HOURS
1 2 3 4 5 6 7 8 9 10
DAY 1 57.3 56.4 56.4 56.0 55.6 54.3 56.1 55.5 52.6 56.1
DAY 2 52.8 53.8 53.3 53.2 50.1 52.2 51.2 53.8 53.9 54.1

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION
MONITORING OF BACKGROUND NOISE
SAMPLING POINT 3

VALUE SCALES

No.	DAY	DESCRIPTION	MIDDLE VALUE Lq. Db(A) DAY	MIDDLE VALUE Lq. Db(A) NIGHT	WORLD BANK ESTÁNDAR Lq Db(A)		IN OR OUT OF ESTÁNDAR DAY	IN OR OUT OF ESTÁNDAR NIGHT
					DAY	NIGHT		
1	FIRST DAY (24 HRS)	SAMPLING POINT #3	30.90	21.20	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
2	SECOND DAY (24HRS)	SAMPLING POINT #3	24.57	20.45	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
3	AVERAGE (48 HRS)	SAMPLING POINT #3	27.73	20.83	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR

STATISTICAL DATA POINT 3	
HALF	25.71
MEDIAN	20.00
VARIANCE	193.78
ESTÁNDAR DEVIATION	13.92
MAXIMUN VALUE	78.81
MINIMUN VALUE	20.00

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF BACKGROUND NOISE

SAMPLING POINT No. 3
Value Lq. Db(A)
HOURS
1 2 5 8 14 15 17 19 20 25 29 32 34 37 39 40 43 44 47 48 49
VALOR Lq. PUNTO 3 28.39 20.00 20.00 21.75 38.03 23.68 27.47 21.89 35.09 20.00 20.00 20.00 48.47 23.58 24.28 20.00 26.64 29.46 32.79 31.00 20.00

SONOMETRY CONTROL POINT 3
VALUE Leq. Db(A)
HOURS
1 2 3 4 5 6 7 8 9 10
DAY 1 60.2 59.6 61.8 64.6 58.0 54.8 54.7 54.6 54.9 54.4
DAY 2 57.8 58.2 57.5 58.7 53.4 53.5 52.3 53.3 58.4 55.0

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Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION
MONITORING OF BACKGROUND NOISE
SAMPLING POINT 4

VALUE SCALES

No.	DAY	DESCRIPTION	MIDDLE VALUE Lq. Db(A) DAY	MIDDLE VALUE Lq. Db(A) NIGHT	WORLD BANK ESTÁNDAR Lq Db(A)		IN OR OUT OF ESTÁNDAR DAY	IN OR OUT OF ESTÁNDAR NIGHT
					DAY	NIGHT		
1	FIRST DAY (24 HRS)	SAMPLING POINT #4	30.90	21.20	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
2	SECOND DAY (24HRS)	SAMPLING POINT #4	24.57	20.45	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
3	AVERAGE (48 HRS)	SAMPLING POINT #4	27.73	20.83	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR

STATISTICAL DATA POINT 4	
HALF	30.73
MEDIAN	20.00
VARIANCE	325.82
ESTÁNDAR DEVIATION	18.05
MAXIMUN VALUE	75.63
MINIMUN VALUE	20.00

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF BACKGROUND NOISE

SAMPLING POINT No. 4
Value Lq. Db(A)
HOURS

HOURS	1	2	5	8	14	15	17	19	20	25	29	32	34	37	39	41	43	44	45	46	48	49
VALOR Lq. PUNTO 4	31.70	36.12	25.01	20.00	36.44	40.64	32.69	36.93	40.51	39.67	22.30	20.00	20.00	23.82	43.48	40.41	44.14	44.91	40.80	44.47	32.75	38.93

SONOMETRY CONTROL POINT 4
VALUE Leq. Db(A)
HOURS

HOURS	1	2	3	4	5	6	7	8	9	10
DAY 1	52.1	52.6	51.7	51.2	49.9	48.7	48.5	48.8	48.6	48.9
DAY 2	51.9	50.3	51.1	53.2	52.9	53.4	53.9	52.0	50.2	50.4

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION
MONITORING OF BACKGROUND NOISE
SAMPLING POINT 5

VALUE SCALES

No.	DAY	DESCRIPTION	MIDDLE VALUE Lq. Db(A) DAY	MIDDLE VALUE Lq. Db(A) NIGHT	WORLD BANK ESTÁNDAR Lq Db(A)		IN OR OUT OF ESTÁNDAR DAY	IN OR OUT OF ESTÁNDAR NIGHT
					DAY	NIGHT		
1	FIRST DAY (24 HRS)	SAMPLING POINT #5	30.90	21.20	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
2	SECOND DAY (24HRS)	SAMPLING POINT #5	24.57	20.45	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR
3	AVERAGE (48 HRS)	SAMPLING POINT #5	27.73	20.83	55	45	INSIDE ESTÁNDAR	INSIDE ESTÁNDAR

STATISTICAL DATA POINT 5	
HALF	21.24
MEDIAN	20.00
VARIANCE	52.42
ESTÁNDAR DEVIATION	7.24
MAXIMUN VALUE	77.07
MINIMUN VALUE	20.00

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COSESAE SAFETY. HEALTH. ENVIRONMENT.
Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF BACKGROUND NOISE

SAMPLING POINT No. 5
Value Lq Db(A)
HOURS

HOURS	1	2	5	8	14	15	17	19	20	22	25	26	29	34	38	39	41	42	43	44	45	48
VALOR Lq. PUNTO 5	51.24	20.00	20.00	20.00	20.00	20.00	21.65	22.27	20.00	21.75	20.00	20.00	20.00	20.00	23.01	22.18	22.60	22.69	21.56	20.00	20.00	24.54

SONOMETRY CONTROL POINT 5
VALUE Leq. Db(A)
HOURS

HOURS	1	2	3	4	5	6	7	8	9	10
DAY 1	56.1	55.1	55.2	54.2	46.5	46.3	45.8	44.9	45.2	44.4
DAY 2	51.2	51.6	53.2	51.0	53.9	54.3	55.7	48.1	52.7	47.5

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Geothermal Platanares

GEOTHERMAL PLATANARES IN OPERATIONAL CONDITION MONITORING OF NOISE BY SONOMETRY

VALUE SCALES

No.	DESCRIPTION	SAMPLING POINT	ALUER Leq. (Db) A	NORMA BANCO WORLDWIDE VALUE Db(A) DAY	DIFFERENCE	WITHIN THE STANDARD OUT OF STANDARD
1	OTRAS AREAS	OS2 1 POINT C	72.4	85	12.6	Dentro de Norma
2		OS2 1 POINT B	76.2	85	8.8	Dentro de Norma
3		OS2 1 POINT A	72.4	85	12.6	Dentro de Norma
4		OS2 1 B POINT 1	81.8	85	3.2	Dentro de Norma
5		OS2 1 POINT 2	91.4	85	-6.4	Fuera de Norma
6		ENTRANCE TO PLANT	68.9	85	16.1	Dentro de Norma
7		ENTRY OUT	56.2	85	28.8	Dentro de Norma
8		OS2 A	78.6	85	6.4	Dentro de Norma
9		OS2 B1	73.2	85	11.8	Dentro de Norma
10		OS2 B2	78.5	85	6.5	Dentro de Norma
11		OS2 B3	80.3	85	4.7	Dentro de Norma
12		OS2 B4	90.8	85	-5.8	Fuera de Norma
13		OS2 C1	75.1	85	9.9	Dentro de Norma
14		OS2 C2	76.7	85	8.3	Dentro de Norma
15		LEVEL 3.2	82.3	85	2.7	Dentro de Norma
16		LEVEL 3.1	72.1	85	12.9	Dentro de Norma
17		LEVEL 2.2	87.8	85	-2.8	Fuera de Norma
18		LEVEL 2.1	82.5	85	2.5	Dentro de Norma
19		LEVEL 1.1	78.7	85	6.3	Dentro de Norma
20		LEVEL 1.2	79.5	85	5.5	Dentro de Norma
21		LEVEL 1 FT1	89.2	85	-4.2	Fuera de Norma
22		COMPRESSORS	78.8	85	6.2	Dentro de Norma
23		CONTROL PANEL	52	85	33	Dentro de Norma

SAMPLING POINT IN FUNCTION OF LEVEL Lq. Db(A)
Value Lq. Db(A)
100
90
80
70
60
50
40
30
20
10
0
OS2 1 POINT C
OS2 1 POINT B
OS2 1 POINT A
OS2 1 B POINT 1
OS2 1 POINT 2
ENTRANCE TO PLANT
ENTRY OUT
OS2 A
OS2 B1
OS2 B2
OS2 B3
OS2 B4
OS2 C1
OS2 C2
LEVEL 3.2
LEVEL 3.1
LEVEL 2.2
LEVEL 2.1
LEVEL 1.1
LEVEL 1.2
LEVEL 1 FT1
COMPRESSORS
CONTROL PANEL
Value Lq. Db(A)
Value Norma

RMPATEP = GENERAL REGULATIONS ON PREVENTIVE MEASURES OF WORKERS 'ACCIDENTS AND PROFESSIONAL DISEASES OF HONDURAS

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Geothermal Platanares

PLANTA DE OPERACIONES
ORMAT
02
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23

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Geothermal Platanares

12. CONCLUSIONS

Then, and by way of summary, the most relevant conclusions that have been obtained in the development of this evaluation-monitoring in operating conditions of the Platanares Geothermal Plant are presented.

- According to and in contrast to the average values of Leq (A) obtained with those presented by the World Bank IFC for day and night, these are below them in both spaces.

- Sampling point No. 1, although it reflects sonometric values of day control above the norm, these values coincided with heavy vehicular traffic towards the plant. Out of these values according to the continuous data day and night in the 48 hours, values below the norm were measured and does not affect the community because in that point there are no residences.

- The sonometric controls reflect equivalent values of behavior to that of the dosi-sonometros that as a control validate the first one.

- The means of control implemented in the main plant, especially in electric generators, fans and perimeter walls, denote an important and significant means of control to avoid community noise contamination.

- No point under these conditions threatens the comfort and auditive System of the residents in those points.

- Vehicular traffic is the most important source of environmental noise in the points studied, especially the maximum recorded level.

- The lowest values recorded by the range setting of the Dosi-sonometers was 20 Db (A) and became a day and night time as mode value.

- As is natural, the most frequently elevated values were recorded on the day.

- Additionally, a 23-point sonometric monitoring was carried out at the production site and they show only 4 points with values that exceed the 85 Db (A) norm of the Regulation of Preventive Measures of Work Accidents and Occupational Diseases. Honduras for Workers. However, the company

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Geothermal Platanares

provides hearing protection with sufficient effective attenuation capacity to protect the hearing system and is also protected by occasional exposure to these points.

- If we compare the data of values obtained internally in the operation establishment and those issued to the community, it is established that the control or mitigation mechanisms within and for the effects outside the project or establishment towards the community are adequate.

13. RECOMMENDATIONS

- Carry out sonometric monitoring studies at least every 2 years, if the current conditions are maintained.

- If structures or equipment generating noise are incorporated or current generation capacities are increased that increase it, it will be convenient to develop special monitoring given those conditions.

COSESAE GERENCIA EHS

Dr. Mauricio Venegas
Gerente TECSHE

COSESAE GERENCIA ADMINISTRATIVA

Dra. Claudia Meza
Gerente Administrativo

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Geothermal Platanares

14. ANNEXES

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Geothermal Platanares

MEASUREMENT TOOLS
CALIBRATION VALUES

DAY	DOSI - SONOMETER										SONOMETER	
	1		2		3		4		5			
	A	D	A	D	A	D	A	D	A	D	A	D
1 DAY	0		0		0		0		0		0	0.7
2 DAY		0.3		0.4		0.5		0.5		0.5	0	0.6

A = BEFORE MEASUREMENT D = AFTER MEASUREMENT

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Geothermal Platanares

VALUES OF SOOMETRY 24H CONTROL

No.	DESCRIPTION	SAMPLING POINT	ALUER Leq. (Db) A	NORMA BANCO WORLDWIDE VALUE Db(A) DAY	DIFFERENCE	WITHIN THE STANDARD OUT OF STANDARD
1	WEDNESDAY	SAMPLING POINT #1	67.9	55	-12.9	Out Of Norm
2			66.2	55	-11.2	Out Of Norm
3			66.7	55	-11.7	Out Of Norm
4			64.5	55	-9.5	Out Of Norm
5			64.9	55	-9.9	Out Of Norm
6			65.5	55	-10.5	Out Of Norm
7			65.7	55	-10.7	Out Of Norm
8			65.4	55	-10.4	Out Of Norm
9			65.2	55	-10.2	Out Of Norm
10			66.4	55	-11.4	Out Of Norm
11		SAMPLING POINT #2	54.3	55	0.7	Whiting Norm
12			53.5	55	1.5	Whiting Norm
13			52.7	55	2.3	Whiting Norm
14			54.7	55	0.3	Whiting Norm
15			52.1	55	2.9	Whiting Norm
16			54.3	55	0.7	Whiting Norm
17			54.8	55	0.2	Whiting Norm
18			53.6	55	1.4	Whiting Norm
19			52.6	55	2.4	Whiting Norm
20			54.1	55	0.9	Whiting Norm
21		SAMPLING POINT #3	52.7	55	2.3	Whiting Norm
22			54.3	55	0.7	Whiting Norm
23			53.8	55	1.2	Whiting Norm
24			53.1	55	1.9	Whiting Norm
25			54.2	55	0.8	Whiting Norm
26			54.8	55	0.2	Whiting Norm
27			54.7	55	0.3	Whiting Norm
28			54.6	55	0.4	Whiting Norm
29			54.9	55	0.1	Whiting Norm
30			54.4	55	0.6	Whiting Norm
31		SAMPLING POINT #4	52.1	55	2.9	Whiting Norm
32			52.6	55	2.4	Whiting Norm
33			51.7	55	3.3	Whiting Norm
34			51.2	55	3.8	Whiting Norm
35			49.9	55	5.1	Whiting Norm
36			48.7	55	6.3	Whiting Norm
37			48.5	55	6.5	Whiting Norm
38			48.8	55	6.2	Whiting Norm
39			48.6	55	6.4	Whiting Norm
40			48.9	55	6.1	Whiting Norm
41		SAMPLING POINT #5	54.7	55	0.3	Whiting Norm
42			54.2	55	0.8	Whiting Norm
43			53.9	55	1.1	Whiting Norm
44			54.2	55	0.8	Whiting Norm
45			46.5	55	8.5	Whiting Norm
46			46.3	55	8.7	Whiting Norm
47			45.8	55	9.2	Whiting Norm
48			44.9	55	10.1	Whiting Norm
49			45.2	55	9.8	Whiting Norm
50			44.4	55	10.6	Whiting Norm

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Geothermal Platanares

VALUES OF SOOMETRY 24H CONTROL

No.	DESCRIPTION	SAMPLING POINT	ALUER Leq. (Db) A	NORMA BANCO WORLDWIDE VALUE Db(A) DAY	DIFFERENCE	WITHIN THE STANDARD OUT OF STANDARD
1	THURSDAY	SAMPLING POINT #1	64.8	55	-9.8	Out Of Norm
2			65.2	55	-10.2	Out Of Norm
3			64.6	55	-9.6	Out Of Norm
4			64.7	55	-9.7	Out Of Norm
5			65.1	55	-10.1	Out Of Norm
6			66.2	55	-11.2	Out Of Norm
7			64.6	55	-9.6	Out Of Norm
8			64.7	55	-9.7	Out Of Norm
9			64.0	55	-9	Out Of Norm
10			65.0	55	-10	Out Of Norm
11		SAMPLING POINT #2	52.8	55	2.2	Whiting Norm
12			53.8	55	1.2	Whiting Norm
13			53.3	55	1.7	Whiting Norm
14			53.2	55	1.8	Whiting Norm
15			50.1	55	4.9	Whiting Norm
16			52.2	55	2.8	Whiting Norm
17			51.2	55	3.8	Whiting Norm
18			53.8	55	1.2	Whiting Norm
19			53.9	55	1.1	Whiting Norm
20			54.1	55	0.9	Whiting Norm
21		SAMPLING POINT #3	53.4	55	1.6	Whiting Norm
22			54.2	55	0.8	Whiting Norm
23			52.6	55	2.4	Whiting Norm
24			54.1	55	0.9	Whiting Norm
25			53.4	55	1.6	Whiting Norm
26			53.5	55	1.5	Whiting Norm
27			52.3	55	2.7	Whiting Norm
28			53.3	55	1.7	Whiting Norm
29			54.2	55	0.8	Whiting Norm
30			53.7	55	1.3	Whiting Norm
31		SAMPLING POINT #4	51.9	55	3.1	Whiting Norm
32			50.3	55	4.7	Whiting Norm
33			51.1	55	3.9	Whiting Norm
34			53.2	55	1.8	Whiting Norm
35			52.9	55	2.1	Whiting Norm
36			53.4	55	1.6	Whiting Norm
37			53.9	55	1.1	Whiting Norm
38			52.0	55	3	Whiting Norm
39			50.2	55	4.8	Whiting Norm
40			50.4	55	4.6	Whiting Norm
41		SAMPLING POINT #5	51.2	55	3.8	Whiting Norm
42			51.6	55	3.4	Whiting Norm
43			53.2	55	1.8	Whiting Norm
44			51.0	55	4	Whiting Norm
45			53.9	55	1.1	Whiting Norm
46			54.3	55	0.7	Whiting Norm
47			53.7	55	1.3	Whiting Norm
48			48.1	55	6.9	Whiting Norm
49			52.7	55	2.3	Whiting Norm
50			47.5	55	7.5	Whiting Norm

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Ref: 000-2039

Schedule 3.01(l) - 167

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 1

PUNTO 1

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	69.45	3.00	20.00	4.00	20.00	9.00	20.00	12.00	20.00
0.06	69.45	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	20.00	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	20.00
0.44	20.00	3.44	61.83	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	45.32	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	20.00	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	60.75	3.81	20.00	6.81	20.00	9.81	20.00	12.81	20.00
0.88	57.82	3.88	20.00	6.88	20.00	9.88	20.00	12.88	20.00
0.94	55.23	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	20.00
1.06	20.00	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	20.00	4.13	20.00	7.13	20.00	10.13	20.00	13.13	20.00
1.19	64.92	4.19	20.00	7.19	20.00	10.19	20.00	13.19	20.00
1.25	75.72	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	45.10	4.31	49.39	7.31	20.00	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	20.00
1.44	45.57	4.44	20.00	7.44	20.00	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	46.13	4.56	20.00	7.56	20.00	10.56	20.00	13.56	70.37
1.63	73.92	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	20.00	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	70.55
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	56.18	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	20.00
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	57.61
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	20.00
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	55.54

62
Ref: 000-2039

Schedule 3.01(l) - 168

COSESAE SAFETY. HEALTH. ENVIRONMENT.
Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 1

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	20.00	24.06	20.00	27.06	20.00
15.13	20.00	18.13	68.79	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	61.20	21.19	20.00	24.19	20.00	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	20.00	27.25	20.00
15.31	20.00	18.31	72.87	21.31	20.00	24.31	20.00	27.31	20.00
15.38	20.00	18.38	77.46	21.38	20.00	24.38	20.00	27.38	20.00
15.44	64.75	18.44	71.22	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	73.88	21.50	20.00	24.50	20.00	27.50	20.00
15.56	60.05	18.56	46.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	54.18	18.63	71.52	21.63	20.00	24.63	20.00	27.63	20.00
15.69	64.10	18.69	70.17	21.69	20.00	24.69	20.00	27.69	20.00
15.75	64.10	18.75	65.84	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	56.76	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	69.19	21.94	20.00	24.94	20.00	27.94	20.00
16.00	65.42	19.00	56.76	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	55.74	22.06	20.00	25.06	20.00	28.06	20.00
16.13	55.33	19.13	67.73	22.13	20.00	25.13	20.00	28.13	20.00
16.19	64.81	19.19	70.80	22.19	20.00	25.19	54.42	28.19	20.00
16.25	59.81	19.25	46.00	22.25	20.00	25.25	20.00	28.25	20.00
16.31	20.00	19.31	50.38	22.31	20.00	25.31	20.00	28.31	20.00
16.38	20.00	19.38	68.01	22.38	20.00	25.38	20.00	28.38	20.00
16.44	20.00	19.44	69.14	22.44	46.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	62.76	22.50	20.00	25.50	20.00	28.50	58.45
16.56	20.00	19.56	53.93	22.56	55.26	25.56	20.00	28.56	20.00
16.63	20.00	19.63	64.77	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	20.00	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	49.00	22.75	63.31	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	20.00	25.81	20.00	28.81	20.00
16.88	20.00	19.88	59.52	22.88	20.00	25.88	20.00	28.88	20.00
16.94	64.35	19.94	59.28	22.94	20.00	25.94	20.00	28.94	20.00
17.00	20.00	20.00	56.38	23.00	20.00	26.00	20.00	29.00	20.00
17.06	72.98	20.06	56.76	23.06	20.00	26.06	20.00	29.06	20.00
17.13	61.20	20.13	51.42	23.13	20.00	26.13	20.00	29.13	20.00
17.19	60.15	20.19	20.00	23.19	63.63	26.19	20.00	29.19	20.00
17.25	20.00	20.25	49.00	23.25	20.00	26.25	20.00	29.25	20.00
17.31	20.00	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	65.20	20.38	55.63	23.38	20.00	26.38	20.00	29.38	20.00
17.44	71.53	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	70.56	20.50	49.97	23.50	20.00	26.50	51.72	29.50	20.00
17.56	78.81	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	69.66	20.63	20.00	23.63	54.57	26.63	20.00	29.63	20.00
17.69	69.63	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	70.52	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	58.07	20.81	20.00	23.81	20.00	26.81	20.00	29.81	20.00
17.88	71.94	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	59.13	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

63
Ref: 000-2039

Schedule 3.01(l) - 169

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 1

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
30.00	20.00	33.00	20.00	36.00	20.00	38.00	20.00	41.00	54.72
30.06	20.00	33.06	20.00	36.06	20.00	38.06	20.00	41.06	20.00
30.13	20.00	33.13	20.00	36.13	20.00	38.13	20.00	41.13	20.00
30.19	20.00	33.19	20.00	36.19	20.00	38.19	20.00	41.19	20.00
30.25	20.00	33.25	20.00	36.25	20.00	38.25	20.00	41.25	20.00
30.31	20.00	33.31	20.00	36.31	20.00	38.31	20.00	41.31	20.00
30.38	20.00	33.38	20.00	36.38	20.00	38.38	20.00	41.38	20.00
30.44	20.00	33.44	20.00	36.44	20.00	38.44	20.00	41.44	20.00
30.50	20.00	33.50	20.00	36.50	20.00	38.50	20.00	41.50	20.00
30.56	20.00	33.56	20.00	36.56	20.00	38.56	20.00	41.56	20.00
30.63	20.00	33.63	20.00	36.63	20.00	38.63	53.93	41.63	20.00
30.69	20.00	33.69	20.00	36.69	20.00	38.69	20.00	41.69	20.00
30.75	20.00	33.75	20.00	36.75	20.00	38.75	20.00	41.75	20.00
30.81	20.00	33.81	20.00	36.81	20.00	38.81	20.00	41.81	20.00
30.88	20.00	33.88	20.00	36.88	20.00	38.88	52.26	41.88	20.00
30.94	20.00	33.94	20.00	36.94	20.00	38.94	20.00	41.94	20.00
31.00	20.00	34.00	20.00	37.00	20.00	39.00	20.00	42.00	20.00
31.06	20.00	34.06	20.00	37.06	20.00	39.06	20.00	42.06	20.00
31.13	20.00	34.13	20.00	37.13	20.00	39.13	20.00	42.13	20.00
31.19	20.00	34.19	20.00	37.19	20.00	39.19	20.00	42.19	52.00
31.25	20.00	34.25	20.00	37.25	20.00	39.25	20.00	42.25	59.80
31.31	20.00	34.31	20.00	37.31	20.00	39.31	20.00	42.31	67.23
31.38	20.00	34.38	20.00	37.38	20.00	39.38	20.00	42.38	64.31
31.44	20.00	34.44	20.00	37.44	20.00	39.44	20.00	42.44	20.00
31.50	20.00	34.50	20.00	37.50	20.00	39.50	20.00	42.50	20.00
31.56	20.00	34.56	20.00	37.56	20.00	39.56	20.00	42.56	20.00
31.63	20.00	34.63	20.00	37.63	20.00	39.63	20.00	42.63	20.00
31.69	20.00	34.69	20.00	37.69	20.00	39.69	44.76	42.69	54.27
31.75	20.00	34.75	20.00	37.75	20.00	39.75	20.00	42.75	69.78
31.81	20.00	34.81	20.00	37.81	20.00	39.81	20.00	42.81	64.77
31.88	20.00	34.88	20.00	37.88	20.00	39.88	20.00	42.88	20.00
31.94	20.00	34.94	20.00	37.94	20.00	39.94	51.10	42.94	69.36
32.00	20.00	35.00	20.00			40.00	20.00	43.00	70.53
32.06	20.00	35.06	20.00			40.06	20.00	43.06	20.00
32.13	20.00	35.13	20.00			40.13	20.00	43.13	66.50
32.19	20.00	35.19	20.00			40.19	20.00	43.19	20.00
32.25	20.00	35.25	20.00			40.25	20.00	43.25	55.63
32.31	20.00	35.31	20.00			40.31	20.00	43.31	20.00
32.38	20.00	35.38	20.00			40.38	20.00	43.38	53.76
32.44	20.00	35.44	20.00			40.44	20.00	43.44	53.18
32.50	20.00	35.50	20.00			40.50	51.10	43.50	20.00
32.56	20.00	35.56	20.00			40.56	20.00	43.56	54.72
32.63	20.00	35.63	20.00			40.63	20.00	43.63	20.00
32.69	20.00	35.69	20.00			40.69	20.00	43.69	20.00
32.75	20.00	35.75	20.00			40.75	20.00	43.75	20.00
32.81	20.00	35.81	20.00			40.81	20.00	43.81	20.00
32.88	20.00	35.88	20.00			40.88	20.00	43.88	20.00
32.94	20.00	35.94	20.00			40.94	20.00	43.94	20.00

64

Ref: 000-2039

Schedule 3.01(l) - 170

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 1

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	20.00
44.19	20.00
44.25	20.00
44.31	20.00
44.38	20.00
44.44	60.57
44.50	20.00
44.56	54.27
44.63	55.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	20.00
45.06	59.38
45.13	20.00
45.19	49.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	55.39
45.50	20.00
45.56	20.00
45.63	46.00
45.69	20.00
45.75	20.00
45.81	56.76
45.88	20.00
45.94	20.00
46.00	20.00
46.06	20.00
46.13	20.00
46.19	20.00
46.25	20.00
46.31	50.38
46.38	20.00
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.25	20.00
47.29	66.90
47.35	20.00
47.40	20.00
47.46	20.00
47.51	20.00
48.00	20.00
48.06	20.00
48.13	20.00
48.19	20.00
48.25	20.00
48.31	20.00
48.38	20.00
48.44	20.00
48.50	20.00
48.56	20.00
48.63	20.00

65
Ref: 000-2039

Schedule 3.01(l) - 171

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 2

PUNTO 2									
Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	57.03	3.00	20.00	6.00	20.00	9.00	20.00	12.00	20.00
0.06	57.03	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	51.54	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	20.00
0.44	20.00	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	20.00	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	20.00	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	20.00
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	20.00
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	20.00
1.06	20.00	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	20.00	4.13	20.00	7.13	20.00	10.13	20.00	13.13	20.00
1.19	20.00	4.19	20.00	7.19	20.00	10.19	20.00	13.19	20.00
1.25	20.00	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	20.00	4.31	20.00	7.31	59.19	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	72.36	10.38	20.00	13.38	20.00
1.44	20.00	4.44	20.00	7.44	66.04	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	20.00
1.63	20.00	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	20.00	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	49.97	14.38	20.00
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	20.00	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	20.00
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	20.00
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	70.68
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	20.00

66
Ref: 000-2039

Schedule 3.01(l) - 172

Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 2

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	20.00	24.06	20.00	27.06	20.00
15.13	20.00	18.13	20.00	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	20.00	21.19	20.00	24.19	59.19	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	72.36	27.25	20.00
15.31	20.00	18.31	20.00	21.31	20.00	24.31	66.04	27.31	20.00
15.38	20.00	18.38	20.00	21.38	67.24	24.38	20.00	27.38	20.00
15.44	20.00	18.44	20.00	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	20.00	21.50	20.00	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	20.00	24.63	20.00	27.63	20.00
15.69	20.00	18.69	20.00	21.69	20.00	24.69	20.00	27.69	20.00
15.75	20.00	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	20.00	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	20.00	21.94	72.35	24.94	20.00	27.94	20.00
16.00	20.00	19.00	20.00	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	20.00	22.06	20.00	25.06	20.00	28.06	20.00
16.13	45.07	19.13	20.00	22.13	20.00	25.13	20.00	28.13	20.00
16.19	45.07	19.19	20.00	22.19	20.00	25.19	20.00	28.19	20.00
16.25	20.00	19.25	59.36	22.25	20.00	25.25	20.00	28.25	49.97
16.31	20.00	19.31	48.53	22.31	20.00	25.31	20.00	28.31	20.00
16.38	20.00	19.38	20.00	22.38	20.00	25.38	20.00	28.38	20.00
16.44	20.00	19.44	20.00	22.44	20.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	20.00	22.50	20.00	25.50	20.00	28.50	20.00
16.56	20.00	19.56	68.10	22.56	20.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	20.00	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	20.00	22.75	20.00	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	20.00	25.81	20.00	28.81	20.00
16.88	20.00	19.88	20.00	22.88	20.00	25.88	20.00	28.88	20.00
16.94	58.54	19.94	20.00	22.94	20.00	25.94	20.00	28.94	20.00
17.00	20.00	20.00	20.00	23.00	20.00	26.00	20.00	29.00	20.00
17.06	20.00	20.06	20.00	23.06	20.00	26.06	20.00	29.06	20.00
17.13	20.00	20.13	20.00	23.13	20.00	26.13	20.00	29.13	20.00
17.19	20.00	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	20.00	23.25	20.00	26.25	20.00	29.25	20.00
17.31	20.00	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	20.00	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	20.00	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	20.00	20.50	20.00	23.50	20.00	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	20.00	20.63	20.00	23.63	20.00	26.63	20.00	29.63	20.00
17.69	20.00	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	20.00	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	20.00	20.81	20.00	23.81	20.00	26.81	20.00	29.81	20.00
17.88	20.00	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	20.00	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

67
Ref: 000-2039

Schedule 3.01(l) - 173

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 2

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	70.68
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	20.00
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	20.00
32.69	20.00
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	45.07
33.06	45.07
33.13	20.00
33.19	20.00
33.25	20.00
33.31	20.00
33.38	20.00
33.44	20.00
33.50	20.00
33.56	20.00
33.63	20.00
33.69	20.00
33.75	20.00
33.81	58.54
33.88	20.00
33.94	20.00
34.00	20.00
34.06	20.00
34.13	20.00
34.19	20.00
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	20.00
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	20.00
36.06	20.00
36.13	59.36
36.19	48.53
36.25	20.00
36.31	20.00
36.38	20.00
36.44	68.10
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	20.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	20.00
37.19	20.00
37.25	20.00
37.31	20.00
37.38	20.00
37.44	20.00
37.50	20.00
37.56	20.00
37.63	20.00
37.69	20.00
37.75	20.00
37.81	20.00
37.88	20.00
37.94	20.00

Time H	LEQ dB
38.00	20.00
38.06	20.00
38.13	20.00
38.19	20.00
38.25	67.24
38.31	20.00
38.38	20.00
38.44	20.00
38.50	20.00
38.56	20.00
38.63	20.00
38.69	20.00
38.75	20.00
38.81	20.00
38.88	20.00
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	20.00
39.44	70.68
39.50	20.00
39.56	20.00
39.63	20.00
39.69	20.00
39.75	20.00
39.81	20.00
39.88	20.00
39.94	20.00
40.00	20.00
40.06	20.00
40.13	20.00
40.19	20.00
40.25	20.00
40.31	20.00
40.38	20.00
40.44	20.00
40.50	20.00
40.56	20.00
40.63	20.00
40.69	20.00
40.75	45.07
40.81	45.07
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	20.00
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	20.00
41.44	20.00
41.50	20.00
41.56	58.54
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	20.00
41.94	20.00
42.00	20.00
42.06	20.00
42.13	20.00
42.19	20.00
42.25	20.00
42.31	20.00
42.38	20.00
42.44	20.00
42.50	20.00
42.56	20.00
42.63	20.00
42.69	20.00
42.75	20.00
42.81	20.00
42.88	20.00
42.94	20.00
43.00	20.00
43.06	20.00
43.13	20.00
43.19	20.00
43.25	20.00
43.31	20.00
43.38	20.00
43.44	20.00
43.50	20.00
43.56	20.00
43.63	20.00
43.69	20.00
43.75	20.00
43.81	20.00
43.88	59.36
43.94	48.53

68
Ref: 000-2039

Schedule 3.01(l) - 174

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 2

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	20.00
44.19	68.10
44.25	20.00
44.31	20.00
44.38	20.00
44.44	20.00
44.50	20.00
44.56	20.00
44.63	20.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	20.00
45.06	20.00
45.13	20.00
45.19	20.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	20.00
45.50	20.00
45.56	20.00
45.63	20.00
45.69	20.00
45.75	20.00
45.81	20.00
45.88	20.00
45.94	20.00
46.00	67.24
46.06	20.00
46.13	20.00
46.19	20.00
46.25	20.00
46.31	20.00
46.38	20.00
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.25	20.00
47.31	20.00
47.38	20.00
47.44	20.00
47.50	20.00
47.56	20.00
48.00	20.00
48.06	20.00
48.13	20.00
48.19	20.00
48.25	20.00
48.31	20.00
48.38	20.00
48.44	20.00
48.50	20.00
48.56	20.00
48.63	20.00

69
Ref: 000-2039

Schedule 3.01(l) - 175

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 3

PUNTO 3

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	71.19	3.00	20.00	6.00	20.00	9.00	20.00	12.00	49.13
0.06	71.19	3.06	20.00	6.06	20.00	9.06	20.00	12.06	53.52
0.13	51.91	3.13	20.00	6.13	20.00	9.13	20.00	12.13	64.16
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	57.72
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	58.90
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	66.71
0.44	20.00	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	71.14
0.63	20.00	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	20.00	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	74.87
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	58.29
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	54.04	13.00	56.13
1.06	20.00	4.06	20.00	7.06	20.00	10.06	60.69	13.06	64.56
1.13	20.00	4.13	20.00	7.13	20.00	10.13	71.51	13.13	20.00
1.19	20.00	4.19	20.00	7.19	20.00	10.19	71.13	13.19	55.33
1.25	20.00	4.25	20.00	7.25	20.00	10.25	58.50	13.25	64.21
1.31	20.00	4.31	20.00	7.31	20.00	10.31	20.00	13.31	45.42
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	65.01
1.44	20.00	4.44	20.00	7.44	20.00	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	52.51
1.63	20.00	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	48.14	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	45.42
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	48.72
2.06	20.00	5.06	20.00	8.06	55.74	11.06	73.31	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	68.37	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	76.27	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	73.31	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	20.00
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	20.00	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	50.18
2.69	20.00	5.69	51.51	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	20.00
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	20.00
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	51.86	14.94	20.00

70
Ref: 000-2039

Schedule 3.01(l) - 176

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 3

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	20.00	24.06	20.00	27.06	20.00
15.13	20.00	18.13	20.00	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	20.00	21.19	20.00	24.19	20.00	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	20.00	27.25	20.00
15.31	20.00	18.31	20.00	21.31	20.00	24.31	20.00	27.31	20.00
15.38	20.00	18.38	20.00	21.38	20.00	24.38	20.00	27.38	20.00
15.44	20.00	18.44	50.38	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	20.00	21.50	61.36	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	61.87	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	65.64	24.63	20.00	27.63	20.00
15.69	20.00	18.69	20.00	21.69	58.99	24.69	20.00	27.69	20.00
15.75	20.00	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	20.00	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	20.00	21.94	20.00	24.94	20.00	27.94	20.00
16.00	20.00	19.00	20.00	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	20.00	22.06	20.00	25.06	20.00	28.06	20.00
16.13	20.00	19.13	46.00	22.13	20.00	25.13	20.00	28.13	20.00
16.19	20.00	19.19	20.00	22.19	59.02	25.19	20.00	28.19	20.00
16.25	20.00	19.25	69.68	22.25	49.26	25.25	20.00	28.25	20.00
16.31	20.00	19.31	62.91	22.31	20.00	25.31	20.00	28.31	20.00
16.38	57.38	19.38	56.38	22.38	20.00	25.38	50.76	28.38	20.00
16.44	58.80	19.44	62.09	22.44	20.00	25.44	20.00	28.44	20.00
16.50	63.38	19.50	20.00	22.50	20.00	25.50	20.00	28.50	20.00
16.56	20.00	19.56	20.00	22.56	20.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	64.51	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	20.00	22.75	20.00	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	57.42	25.81	20.00	28.81	20.00
16.88	20.00	19.88	20.00	22.88	20.00	25.88	20.00	28.88	20.00
16.94	20.00	19.94	20.00	22.94	20.00	25.94	20.00	28.94	20.00
17.00	58.86	20.00	20.00	23.00	20.00	26.00	20.00	29.00	20.00
17.06	63.07	20.06	64.77	23.06	58.23	26.06	20.00	29.06	20.00
17.13	20.00	20.13	55.00	23.13	52.13	26.13	20.00	29.13	20.00
17.19	20.00	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	20.00	23.25	44.76	26.25	20.00	29.25	20.00
17.31	60.97	20.31	46.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	20.00	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	54.27	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	52.39	20.50	20.00	23.50	52.13	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	52.39	20.63	20.00	23.63	20.00	26.63	20.00	29.63	20.00
17.69	63.72	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	20.00	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	20.00	20.81	48.42	23.81	20.00	26.81	20.00	29.81	20.00
17.88	20.00	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	20.00	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

71
Ref: 000-2039

Schedule 3.01(l) - 177

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 3

Time H	LEQ dB
30.00	20.00
30.06	20.00
30.13	20.00
30.19	20.00
30.25	20.00
30.31	20.00
30.38	20.00
30.44	20.00
30.50	20.00
30.56	20.00
30.63	20.00
30.69	20.00
30.75	20.00
30.81	20.00
30.88	20.00
30.94	20.00
31.00	20.00
31.06	20.00
31.13	20.00
31.19	20.00
31.25	20.00
31.31	20.00
31.38	20.00
31.44	20.00
31.50	20.00
31.56	20.00
31.63	20.00
31.69	20.00
31.75	20.00
31.81	20.00
31.88	20.00
31.94	20.00
32.00	20.00
32.06	20.00
32.13	20.00
32.19	20.00
32.25	20.00
32.31	20.00
32.38	20.00
32.44	20.00
32.50	20.00
32.56	20.00
32.63	51.27
32.69	51.57
32.75	20.00
32.81	20.00
32.88	20.00
32.94	20.00

Time H	LEQ dB
33.00	20.00
33.06	58.88
33.13	59.89
33.19	56.57
33.25	55.07
33.31	56.13
33.38	51.42
33.44	20.00
33.50	20.00
33.56	20.00
33.63	58.00
33.69	60.52
33.75	58.42
33.81	59.15
33.88	62.14
33.94	59.43
34.00	54.42
34.06	20.00
34.13	56.57
34.19	56.66
34.25	20.00
34.31	20.00
34.38	20.00
34.44	20.00
34.50	20.00
34.56	20.00
34.63	20.00
34.69	20.00
34.75	20.00
34.81	20.00
34.88	20.00
34.94	20.00
35.00	20.00
35.06	20.00
35.13	20.00
35.19	20.00
35.25	20.00
35.31	20.00
35.38	20.00
35.44	20.00
35.50	20.00
35.56	20.00
35.63	20.00
35.69	20.00
35.75	20.00
35.81	20.00
35.88	20.00
35.94	20.00

Time H	LEQ dB
36.00	20.00
36.06	45.42
36.13	20.00
36.19	20.00
36.25	20.00
36.31	20.00
36.38	20.00
36.44	20.00
36.50	20.00
36.56	20.00
36.63	20.00
36.69	20.00
36.75	20.00
36.81	52.00
36.88	20.00
36.94	20.00
37.00	20.00
37.06	20.00
37.13	20.00
37.19	20.00
37.25	20.00
37.31	20.00
37.38	20.00
37.44	63.16
37.50	55.07
37.56	20.00
37.63	20.00
37.69	20.00
37.75	20.00
37.81	20.00
37.88	20.00
37.94	20.00

Time H	LEQ dB
38.00	20.00
38.06	20.00
38.13	20.00
38.19	20.00
38.25	53.18
38.31	20.00
38.38	20.00
38.44	55.45
38.50	20.00
38.56	20.00
38.63	20.00
38.69	20.00
38.75	20.00
38.81	20.00
38.88	20.00
38.94	20.00
39.00	20.00
39.06	20.00
39.13	20.00
39.19	20.00
39.25	20.00
39.31	20.00
39.38	20.00
39.44	20.00
39.50	20.00
39.56	20.00
39.63	20.00
39.69	20.00
39.75	20.00
39.81	20.00
39.88	20.00
39.94	20.00
40.00	20.00
40.06	20.00
40.13	20.00
40.19	72.87
40.25	63.79
40.31	20.00
40.38	55.33
40.44	69.67
40.50	20.00
40.56	20.00
40.63	20.00
40.69	20.00
40.75	20.00
40.81	20.00
40.88	20.00
40.94	20.00

Time H	LEQ dB
41.00	54.72
41.06	20.00
41.13	20.00
41.19	20.00
41.25	20.00
41.31	20.00
41.38	20.00
41.44	20.00
41.50	20.00
41.56	20.00
41.63	20.00
41.69	20.00
41.75	20.00
41.81	20.00
41.88	20.00
41.94	20.00
42.00	20.00
42.06	53.07
42.13	20.00
42.19	55.63
42.25	20.00
42.31	20.00
42.38	20.00
42.44	20.00
42.50	20.00
42.56	20.00
42.63	20.00
42.69	57.68
42.75	20.00
42.81	20.00
42.88	20.00
42.94	20.00
43.00	20.00
43.06	20.00
43.13	58.07
43.19	20.00
43.25	20.00
43.31	20.00
43.38	46.00
43.44	64.90
43.50	20.00
43.56	20.00
43.63	20.00
43.69	20.00
43.75	20.00
43.81	20.00
43.88	62.46
43.94	20.00

72
Ref: 000-2039

Schedule 3.01(l) - 178

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 3

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	45.42
44.19	45.42
44.25	20.00
44.31	20.00
44.38	20.00
44.44	55.63
44.50	20.00
44.56	20.00
44.63	20.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	52.51
45.06	20.00
45.13	20.00
45.19	20.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	20.00
45.50	20.00
45.56	20.00
45.63	20.00
45.69	20.00
45.75	20.00
45.81	20.00
45.88	20.00
45.94	60.90
46.00	57.57
46.06	45.42
46.13	53.18
46.19	52.13
46.25	66.10
46.31	20.00
46.38	50.38
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	71.24
47.01	78.81
47.02	20.00
47.04	20.00
47.05	20.00
47.06	20.00
47.07	20.00
47.08	20.00
47.09	20.00
47.11	20.00
48.00	20.00
48.06	20.00
48.23	20.00
48.18	20.00
48.25	20.00
48.32	20.00
48.38	20.00
48.45	20.00
48.50	20.00
48.66	20.00
48.73	20.00

73
Ref: 000-2039

Schedule 3.01(l) - 179

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 4

PUNTO 4

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	69.22	3.00	20.00	6.00	20.00	9.00	20.00	12.00	20.00
0.06	69.22	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	72.61	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	20.00	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	20.00	3.25	20.00	6.25	20.00	9.25	20.00	12.25	53.10
0.31	20.00	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	50.07	6.38	20.00	9.38	20.00	12.38	20.00
0.44	20.00	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	20.00	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	20.00	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	20.00	3.63	65.03	6.63	20.00	9.63	20.00	12.63	20.00
0.69	56.28	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	48.86
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	56.70
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	61.24
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	59.45
1.06	58.88	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	62.42	4.13	68.27	7.13	20.00	10.13	20.00	13.13	55.94
1.19	20.00	4.19	51.93	7.19	20.00	10.19	20.00	13.19	20.00
1.25	52.63	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	20.00	4.31	20.00	7.31	20.00	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	45.27
1.44	20.00	4.44	20.00	7.44	20.00	10.44	20.00	13.44	61.32
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	64.85
1.63	50.55	4.63	20.00	7.63	20.00	10.63	20.00	13.63	59.76
1.69	55.33	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	61.79	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	56.42	4.94	20.00	7.94	20.00	10.94	20.00	13.94	56.51
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	54.70	5.13	20.00	8.13	20.00	11.13	20.00	14.13	62.33
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	65.67
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	56.88
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	45.72
2.56	69.24	5.56	20.00	8.56	20.00	11.56	20.00	14.56	50.48
2.63	20.00	5.63	20.00	8.63	20.00	11.63	20.00	14.63	61.13
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	48.27
2.75	71.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	56.13
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	63.66
2.88	55.56	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	20.00

74
Ref: 000-2039

Schedule 3.01(l) - 180

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 4

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	71.68	24.00	57.18	27.00	20.00
15.06	20.00	18.06	20.00	21.06	59.55	24.06	20.00	27.06	20.00
15.13	20.00	18.13	20.00	21.13	65.14	24.13	61.20	27.13	20.00
15.19	20.00	18.19	20.00	21.19	57.27	24.19	62.33	27.19	20.00
15.25	60.68	18.25	53.76	21.25	74.17	24.25	53.38	27.25	55.13
15.31	20.00	18.31	64.75	21.31	52.26	24.31	64.66	27.31	20.00
15.38	20.00	18.38	20.00	21.38	72.13	24.38	20.00	27.38	20.00
15.44	20.00	18.44	55.97	21.44	66.81	24.44	20.00	27.44	20.00
15.50	20.00	18.50	59.62	21.50	20.00	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	69.73	24.63	57.02	27.63	20.00
15.69	20.00	18.69	59.02	21.69	20.00	24.69	20.00	27.69	20.00
15.75	62.48	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	63.72	21.81	20.00	24.81	20.00	27.81	20.00
15.88	48.27	18.88	54.18	21.88	58.10	24.88	57.50	27.88	20.00
15.94	20.00	18.94	20.00	21.94	20.00	24.94	61.60	27.94	67.03
16.00	20.00	19.00	20.00	22.00	20.00	25.00	64.21	28.00	20.00
16.06	20.00	19.06	60.31	22.06	20.00	25.06	55.51	28.06	20.00
16.13	20.00	19.13	48.10	22.13	74.77	25.13	49.00	28.13	20.00
16.19	73.50	19.19	65.48	22.19	20.00	25.19	56.57	28.19	20.00
16.25	20.00	19.25	55.97	22.25	20.00	25.25	49.00	28.25	20.00
16.31	70.26	19.31	20.00	22.31	49.51	25.31	62.95	28.31	56.84
16.38	71.45	19.38	54.10	22.38	52.51	25.38	48.42	28.38	20.00
16.44	20.00	19.44	20.00	22.44	20.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	20.00	22.50	75.63	25.50	20.00	28.50	20.00
16.56	20.00	19.56	20.00	22.56	52.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	67.85	19.69	20.00	22.69	64.61	25.69	20.00	28.69	20.00
16.75	20.00	19.75	54.10	22.75	20.00	25.75	55.26	28.75	20.00
16.81	20.00	19.81	57.38	22.81	52.74	25.81	20.00	28.81	20.00
16.88	20.00	19.88	57.10	22.88	53.18	25.88	65.62	28.88	20.00
16.94	20.00	19.94	55.69	22.94	53.76	25.94	63.85	28.94	20.00
17.00	62.67	20.00	58.99	23.00	54.42	26.00	20.00	29.00	20.00
17.06	46.00	20.06	20.00	23.06	20.00	26.06	20.00	29.06	20.00
17.13	55.86	20.13	65.54	23.13	20.00	26.13	20.00	29.13	20.00
17.19	53.07	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	58.45	23.25	64.95	26.25	20.00	29.25	20.00
17.31	63.58	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	69.53	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	55.20	20.44	58.29	23.44	20.00	26.44	20.00	29.44	20.00
17.50	67.58	20.50	20.00	23.50	20.00	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	49.51	26.56	20.00	29.56	20.00
17.63	20.00	20.63	66.15	23.63	20.00	26.63	20.00	29.63	20.00
17.69	62.67	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	20.00	20.75	20.00	23.75	20.00	26.75	62.73	29.75	20.00
17.81	20.00	20.81	20.00	23.81	20.00	26.81	60.72	29.81	20.00
17.88	20.00	20.88	56.48	23.88	20.00	26.88	20.00	29.88	20.00
17.94	60.27	20.94	20.00	23.94	62.28	26.94	20.00	29.94	20.00

75
Ref: 000-2039

Schedule 3.01(l) - 181

COSESAE SAFETY. HEALTH. ENVIRONMENT.
Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 4

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
30.00	20.00	33.00	20.00	36.00	46.00	38.00	74.44	41.00	20.00
30.06	20.00	33.06	20.00	36.06	20.00	38.06	20.00	41.06	20.00
30.13	20.00	33.13	20.00	36.13	20.00	38.13	61.29	41.13	20.00
30.19	20.00	33.19	20.00	36.19	20.00	38.19	54.42	41.19	20.00
30.25	20.00	33.25	20.00	36.25	20.00	38.25	60.14	41.25	20.00
30.31	20.00	33.31	20.00	36.31	20.00	38.31	68.07	41.31	20.00
30.38	20.00	33.38	20.00	36.38	20.00	38.38	20.00	41.38	66.59
30.44	20.00	33.44	20.00	36.44	55.26	38.44	56.18	41.44	62.89
30.50	20.00	33.50	20.00	36.50	20.00	38.50	57.27	41.50	20.00
30.56	20.00	33.56	20.00	36.56	20.00	38.56	20.00	41.56	70.93
30.63	20.00	33.63	20.00	36.63	20.00	38.63	20.00	41.63	20.00
30.69	20.00	33.69	20.00	36.69	20.00	38.69	20.00	41.69	20.00
30.75	20.00	33.75	20.00	36.75	20.00	38.75	63.56	41.75	20.00
30.81	20.00	33.81	20.00	36.81	20.00	38.81	20.00	41.81	20.00
30.88	20.00	33.88	20.00	36.88	20.00	38.88	60.34	41.88	66.24
30.94	20.00	33.94	20.00	36.94	20.00	38.94	20.00	41.94	20.00
31.00	20.00	34.00	20.00	37.00	20.00	39.00	20.00	42.00	68.80
31.06	20.00	34.06	20.00	37.06	20.00	39.06	20.00	42.06	20.00
31.13	20.00	34.13	20.00	37.13	56.38	39.13	20.00	42.13	20.00
31.19	20.00	34.19	20.00	37.19	65.09	39.19	20.00	42.19	60.14
31.25	20.00	34.25	20.00	37.25	20.00	39.25	20.00	42.25	58.13
31.31	20.00	34.31	20.00	37.31	20.00	39.31	20.00	42.31	20.00
31.38	20.00	34.38	20.00	37.38	20.00	39.38	58.26	42.38	64.60
31.44	20.00	34.44	20.00	37.44	62.15	39.44	20.00	42.44	60.90
31.50	20.00	34.50	68.66	37.50	20.00	39.50	20.00	42.50	66.63
31.56	20.00	34.56	20.00	37.56	20.00	39.56	63.72	42.56	20.00
31.63	20.00	34.63	20.00	37.63	20.00	39.63	50.38	42.63	60.76
31.69	20.00	34.69	20.00	37.69	20.00	39.69	57.34	42.69	20.00
31.75	20.00	34.75	20.00	37.75	49.51	39.75	20.00	42.75	20.00
31.81	20.00	34.81	20.00	37.81	20.00	39.81	62.40	42.81	63.06
31.88	20.00	34.88	20.00	37.88	20.00	39.88	66.67	42.88	63.34
31.94	20.00	34.94	20.00	37.94	20.00	39.94	20.00	42.94	20.00
32.00	20.00	35.00	20.00			40.00	20.00	43.00	48.42
32.06	20.00	35.06	20.00			40.06	20.00	43.06	20.00
32.13	20.00	35.13	20.00			40.13	52.51	43.13	50.76
32.19	20.00	35.19	20.00			40.19	20.00	43.19	20.00
32.25	20.00	35.25	20.00			40.25	52.74	43.25	20.00
32.31	56.57	35.31	20.00			40.31	20.00	43.31	61.36
32.38	20.00	35.38	20.00			40.38	63.90	43.38	20.00
32.44	20.00	35.44	20.00			40.44	65.90	43.44	61.83
32.50	20.00	35.50	20.00			40.50	68.52	43.50	20.00
32.56	20.00	35.56	20.00			40.56	66.54	43.56	54.27
32.63	20.00	35.63	20.00			40.63	68.16	43.63	59.93
32.69	20.00	35.69	20.00			40.69	20.00	43.69	67.86
32.75	20.00	35.75	20.00			40.75	48.42	43.75	62.78
32.81	20.00	35.81	20.00			40.81	20.00	43.81	60.76
32.88	20.00	35.88	20.00			40.88	20.00	43.88	70.61
32.94	20.00	35.94	20.00			40.94	20.00	43.94	20.00

76
Ref: 000-2039

Schedule 3.01(l) - 182

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 4

Time H	LEQ dB
44.00	20.00
44.06	50.76
44.13	20.00
44.19	20.00
44.25	20.00
44.31	51.72
44.38	57.50
44.44	47.76
44.50	56.84
44.56	56.48
44.63	20.00
44.69	20.00
44.75	63.06
44.81	20.00
44.88	70.90
44.94	57.79
45.00	58.20
45.06	66.46
45.13	20.00
45.19	20.00
45.25	20.00
45.31	63.16
45.38	62.45
45.44	69.27
45.50	66.47
45.56	72.84
45.63	20.00
45.69	61.00
45.75	20.00
45.81	51.72
45.88	20.00
45.94	20.00
46.00	20.00
46.06	44.76
46.13	20.00
46.19	20.00
46.25	20.00
46.31	20.00
46.38	20.00
46.44	53.38
46.50	20.00
46.56	59.38
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	57.57
46.94	48.42

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.24	64.03
47.24	62.47
47.06	20.00
47.13	20.00
47.19	61.00
47.25	20.00
48.00	51.72
48.06	20.00
48.13	20.00
48.19	20.00
48.56	68.47
48.63	70.84
48.69	20.00
48.75	61.00
48.81	20.00
48.88	20.00
48.94	20.00

77
Ref: 000-2039

Schedule 3.01(l) - 183

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT #5

PUNTO 5									
Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
0.00	69.31	3.00	20.00	6.00	20.00	9.00	20.00	12.00	20.00
0.06	69.31	3.06	20.00	6.06	20.00	9.06	20.00	12.06	20.00
0.13	74.93	3.13	20.00	6.13	20.00	9.13	20.00	12.13	20.00
0.19	45.42	3.19	20.00	6.19	20.00	9.19	20.00	12.19	20.00
0.25	77.07	3.25	20.00	6.25	20.00	9.25	20.00	12.25	20.00
0.31	46.51	3.31	20.00	6.31	20.00	9.31	20.00	12.31	20.00
0.38	20.00	3.38	20.00	6.38	20.00	9.38	20.00	12.38	20.00
0.44	69.23	3.44	20.00	6.44	20.00	9.44	20.00	12.44	20.00
0.50	67.06	3.50	20.00	6.50	20.00	9.50	20.00	12.50	20.00
0.56	69.66	3.56	20.00	6.56	20.00	9.56	20.00	12.56	20.00
0.63	64.94	3.63	20.00	6.63	20.00	9.63	20.00	12.63	20.00
0.69	66.46	3.69	20.00	6.69	20.00	9.69	20.00	12.69	20.00
0.75	20.00	3.75	20.00	6.75	20.00	9.75	20.00	12.75	20.00
0.81	20.00	3.81	20.00	6.81	20.00	9.81	20.00	12.81	20.00
0.88	20.00	3.88	20.00	6.88	20.00	9.88	20.00	12.88	20.00
0.94	20.00	3.94	20.00	6.94	20.00	9.94	20.00	12.94	20.00
1.00	20.00	4.00	20.00	7.00	20.00	10.00	20.00	13.00	20.00
1.06	20.00	4.06	20.00	7.06	20.00	10.06	20.00	13.06	20.00
1.13	20.00	4.13	20.00	7.13	20.00	10.13	20.00	13.13	20.00
1.19	20.00	4.19	20.00	7.19	20.00	10.19	20.00	13.19	20.00
1.25	20.00	4.25	20.00	7.25	20.00	10.25	20.00	13.25	20.00
1.31	20.00	4.31	20.00	7.31	20.00	10.31	20.00	13.31	20.00
1.38	20.00	4.38	20.00	7.38	20.00	10.38	20.00	13.38	20.00
1.44	20.00	4.44	20.00	7.44	20.00	10.44	20.00	13.44	20.00
1.50	20.00	4.50	20.00	7.50	20.00	10.50	20.00	13.50	20.00
1.56	20.00	4.56	20.00	7.56	20.00	10.56	20.00	13.56	20.00
1.63	20.00	4.63	20.00	7.63	20.00	10.63	20.00	13.63	20.00
1.69	20.00	4.69	20.00	7.69	20.00	10.69	20.00	13.69	20.00
1.75	20.00	4.75	20.00	7.75	20.00	10.75	20.00	13.75	20.00
1.81	20.00	4.81	20.00	7.81	20.00	10.81	20.00	13.81	20.00
1.88	20.00	4.88	20.00	7.88	20.00	10.88	20.00	13.88	20.00
1.94	20.00	4.94	20.00	7.94	20.00	10.94	20.00	13.94	20.00
2.00	20.00	5.00	20.00	8.00	20.00	11.00	20.00	14.00	20.00
2.06	20.00	5.06	20.00	8.06	20.00	11.06	20.00	14.06	20.00
2.13	20.00	5.13	20.00	8.13	20.00	11.13	20.00	14.13	20.00
2.19	20.00	5.19	20.00	8.19	20.00	11.19	20.00	14.19	20.00
2.25	20.00	5.25	20.00	8.25	20.00	11.25	20.00	14.25	20.00
2.31	20.00	5.31	20.00	8.31	20.00	11.31	20.00	14.31	20.00
2.38	20.00	5.38	20.00	8.38	20.00	11.38	20.00	14.38	20.00
2.44	20.00	5.44	20.00	8.44	20.00	11.44	20.00	14.44	20.00
2.50	20.00	5.50	20.00	8.50	20.00	11.50	20.00	14.50	20.00
2.56	58.86	5.56	20.00	8.56	20.00	11.56	20.00	14.56	20.00
2.63	64.78	5.63	20.00	8.63	20.00	11.63	20.00	14.63	20.00
2.69	20.00	5.69	20.00	8.69	20.00	11.69	20.00	14.69	20.00
2.75	20.00	5.75	20.00	8.75	20.00	11.75	20.00	14.75	20.00
2.81	20.00	5.81	20.00	8.81	20.00	11.81	20.00	14.81	20.00
2.88	20.00	5.88	20.00	8.88	20.00	11.88	20.00	14.88	20.00
2.94	20.00	5.94	20.00	8.94	20.00	11.94	20.00	14.94	20.00

78
Ref: 000-2039

Schedule 3.01(l) - 184

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 5

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
15.00	20.00	18.00	20.00	21.00	20.00	24.00	20.00	27.00	20.00
15.06	20.00	18.06	20.00	21.06	48.10	24.06	20.00	27.06	20.00
15.13	20.00	18.13	56.35	21.13	20.00	24.13	20.00	27.13	20.00
15.19	20.00	18.19	20.00	21.19	20.00	24.19	20.00	27.19	20.00
15.25	20.00	18.25	20.00	21.25	20.00	24.25	20.00	27.25	20.00
15.31	20.00	18.31	20.00	21.31	20.00	24.31	20.00	27.31	20.00
15.38	20.00	18.38	20.00	21.38	20.00	24.38	20.00	27.38	20.00
15.44	20.00	18.44	20.00	21.44	20.00	24.44	20.00	27.44	20.00
15.50	20.00	18.50	20.00	21.50	20.00	24.50	20.00	27.50	20.00
15.56	20.00	18.56	20.00	21.56	20.00	24.56	20.00	27.56	20.00
15.63	20.00	18.63	20.00	21.63	20.00	24.63	20.00	27.63	20.00
15.69	20.00	18.69	20.00	21.69	20.00	24.69	20.00	27.69	20.00
15.75	20.00	18.75	20.00	21.75	20.00	24.75	20.00	27.75	20.00
15.81	20.00	18.81	20.00	21.81	20.00	24.81	20.00	27.81	20.00
15.88	20.00	18.88	20.00	21.88	20.00	24.88	20.00	27.88	20.00
15.94	20.00	18.94	20.00	21.94	20.00	24.94	20.00	27.94	20.00
16.00	48.10	19.00	20.00	22.00	20.00	25.00	20.00	28.00	20.00
16.06	20.00	19.06	20.00	22.06	20.00	25.06	20.00	28.06	20.00
16.13	20.00	19.13	20.00	22.13	20.00	25.13	20.00	28.13	20.00
16.19	20.00	19.19	20.00	22.19	20.00	25.19	20.00	28.19	20.00
16.25	20.00	19.25	20.00	22.25	20.00	25.25	20.00	28.25	20.00
16.31	20.00	19.31	20.00	22.31	20.00	25.31	20.00	28.31	20.00
16.38	20.00	19.38	20.00	22.38	20.00	25.38	20.00	28.38	20.00
16.44	20.00	19.44	20.00	22.44	20.00	25.44	20.00	28.44	20.00
16.50	20.00	19.50	20.00	22.50	20.00	25.50	20.00	28.50	20.00
16.56	20.00	19.56	20.00	22.56	20.00	25.56	20.00	28.56	20.00
16.63	20.00	19.63	20.00	22.63	20.00	25.63	20.00	28.63	20.00
16.69	20.00	19.69	20.00	22.69	20.00	25.69	20.00	28.69	20.00
16.75	20.00	19.75	20.00	22.75	20.00	25.75	20.00	28.75	20.00
16.81	20.00	19.81	20.00	22.81	20.00	25.81	20.00	28.81	20.00
16.88	20.00	19.88	20.00	22.88	20.00	25.88	20.00	28.88	20.00
16.94	20.00	19.94	20.00	22.94	20.00	25.94	20.00	28.94	20.00
17.00	20.00	20.00	20.00	23.00	20.00	26.00	20.00	29.00	20.00
17.06	20.00	20.06	20.00	23.06	20.00	26.06	20.00	29.06	20.00
17.13	20.00	20.13	20.00	23.13	20.00	26.13	20.00	29.13	20.00
17.19	20.00	20.19	20.00	23.19	20.00	26.19	20.00	29.19	20.00
17.25	20.00	20.25	20.00	23.25	20.00	26.25	20.00	29.25	20.00
17.31	20.00	20.31	20.00	23.31	20.00	26.31	20.00	29.31	20.00
17.38	20.00	20.38	20.00	23.38	20.00	26.38	20.00	29.38	20.00
17.44	20.00	20.44	20.00	23.44	20.00	26.44	20.00	29.44	20.00
17.50	20.00	20.50	20.00	23.50	20.00	26.50	20.00	29.50	20.00
17.56	20.00	20.56	20.00	23.56	20.00	26.56	20.00	29.56	20.00
17.63	20.00	20.63	20.00	23.63	20.00	26.63	20.00	29.63	20.00
17.69	20.00	20.69	20.00	23.69	20.00	26.69	20.00	29.69	20.00
17.75	60.42	20.75	20.00	23.75	20.00	26.75	20.00	29.75	20.00
17.81	20.00	20.81	20.00	23.81	20.00	26.81	20.00	29.81	20.00
17.88	20.00	20.88	20.00	23.88	20.00	26.88	20.00	29.88	20.00
17.94	20.00	20.94	20.00	23.94	20.00	26.94	20.00	29.94	20.00

/ 7
Ref: 000-2039

Schedule 3.01(l) - 185

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT # 5

Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB	Time H	LEQ dB
30.00	20.00	33.00	20.00	36.00	20.00	38.00	20.00	41.00	20.00
30.06	20.00	33.06	20.00	36.06	20.00	38.06	20.00	41.06	20.00
30.13	20.00	33.13	20.00	36.13	20.00	38.13	55.00	41.13	20.00
30.19	20.00	33.19	20.00	36.19	20.00	38.19	20.00	41.19	20.00
30.25	20.00	33.25	20.00	36.25	20.00	38.25	20.00	41.25	20.00
30.31	20.00	33.31	20.00	36.31	20.00	38.31	20.00	41.31	20.00
30.38	20.00	33.38	20.00	36.38	20.00	38.38	20.00	41.38	20.00
30.44	20.00	33.44	20.00	36.44	20.00	38.44	20.00	41.44	63.13
30.50	20.00	33.50	20.00	36.50	20.00	38.50	20.00	41.50	20.00
30.56	20.00	33.56	20.00	36.56	20.00	38.56	20.00	41.56	20.00
30.63	20.00	33.63	20.00	36.63	20.00	38.63	20.00	41.63	20.00
30.69	20.00	33.69	20.00	36.69	20.00	38.69	20.00	41.69	20.00
30.75	20.00	33.75	20.00	36.75	20.00	38.75	20.00	41.75	20.00
30.81	20.00	33.81	20.00	36.81	20.00	38.81	20.00	41.81	20.00
30.88	20.00	33.88	20.00	36.88	20.00	38.88	20.00	41.88	20.00
30.94	20.00	33.94	20.00	36.94	20.00	38.94	20.00	41.94	20.00
31.00	20.00	34.00	20.00	37.00	20.00	39.00	20.00	42.00	20.00
31.06	20.00	34.06	20.00	37.06	20.00	39.06	20.00	42.06	45.10
31.13	20.00	34.13	20.00	37.13	20.00	39.13	20.00	42.13	20.00
31.19	20.00	34.19	20.00	37.19	20.00	39.19	20.00	42.19	20.00
31.25	20.00	34.25	20.00	37.25	20.00	39.25	20.00	42.25	20.00
31.31	20.00	34.31	20.00	37.31	20.00	39.31	20.00	42.31	20.00
31.38	20.00	34.38	20.00	37.38	20.00	39.38	20.00	42.38	20.00
31.44	20.00	34.44	20.00	37.44	20.00	39.44	20.00	42.44	20.00
31.50	20.00	34.50	20.00	37.50	20.00	39.50	20.00	42.50	20.00
31.56	20.00	34.56	20.00	37.56	20.00	39.56	20.00	42.56	20.00
31.63	20.00	34.63	20.00	37.63	20.00	39.63	20.00	42.63	20.00
31.69	20.00	34.69	20.00	37.69	20.00	39.69	20.00	42.69	20.00
31.75	20.00	34.75	20.00	37.75	20.00	39.75	20.00	42.75	20.00
31.81	20.00	34.81	20.00	37.81	20.00	39.81	20.00	42.81	20.00
31.88	20.00	34.88	20.00	37.88	68.13	39.88	20.00	42.88	20.00
31.94	20.00	34.94	20.00	37.94	20.00	39.94	20.00	42.94	20.00
32.00	20.00	35.00	20.00			40.00	20.00	43.00	20.00
32.06	20.00	35.06	20.00			40.06	20.00	43.06	20.00
32.13	20.00	35.13	20.00			40.13	20.00	43.13	20.00
32.19	20.00	35.19	20.00			40.19	20.00	43.19	20.00
32.25	20.00	35.25	20.00			40.25	20.00	43.25	20.00
32.31	20.00	35.31	20.00			40.31	20.00	43.31	20.00
32.38	20.00	35.38	20.00			40.38	61.64	43.38	20.00
32.44	20.00	35.44	20.00			40.44	20.00	43.44	20.00
32.50	20.00	35.50	20.00			40.50	20.00	43.50	20.00
32.56	20.00	35.56	20.00			40.56	20.00	43.56	20.00
32.63	20.00	35.63	20.00			40.63	20.00	43.63	20.00
32.69	20.00	35.69	20.00			40.69	20.00	43.69	20.00
32.75	20.00	35.75	20.00			40.75	20.00	43.75	20.00
32.81	20.00	35.81	20.00			40.81	20.00	43.81	20.00
32.88	20.00	35.88	20.00			40.88	20.00	43.88	20.00
32.94	20.00	35.94	20.00			40.94	20.00	43.94	20.00

80
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Schedule 3.01(l) - 186

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

READING OF DOSI-SONOMETER 48 HOURS POINT #5

Time H	LEQ dB
44.00	20.00
44.06	20.00
44.13	20.00
44.19	20.00
44.25	20.00
44.31	20.00
44.38	20.00
44.44	20.00
44.50	20.00
44.56	20.00
44.63	20.00
44.69	20.00
44.75	20.00
44.81	20.00
44.88	20.00
44.94	20.00
45.00	20.00
45.06	20.00
45.13	20.00
45.19	20.00
45.25	20.00
45.31	20.00
45.38	20.00
45.44	20.00
45.50	20.00
45.56	20.00
45.63	20.00
45.69	20.00
45.75	20.00
45.81	20.00
45.88	20.00
45.94	20.00
46.00	20.00
46.06	20.00
46.13	20.00
46.19	20.00
46.25	20.00
46.31	20.00
46.38	20.00
46.44	20.00
46.50	20.00
46.56	20.00
46.63	20.00
46.69	20.00
46.75	20.00
46.81	20.00
46.88	20.00
46.94	20.00

Time H	LEQ dB
47.00	20.00
47.06	20.00
47.13	20.00
47.18	65.42
47.24	20.00
47.06	20.00
47.13	20.00
47.19	20.00
47.25	20.00
47.31	20.00
48.00	20.00
48.06	20.00
48.13	20.00
48.19	20.00
48.56	20.00
48.63	20.00
48.69	20.00
48.75	20.00
48.81	20.00
48.88	20.00
48.94	20.00

81
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Schedule 3.01(l) - 187

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

15. EQUIPMENT USED FOR THE MEASUREMENT OF NOISE SOUND METERS

82
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Schedule 3.01(l) - 188

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

ANALYSING SOUND METER TYPE II TSE-1358C

SOUND GAUGE MTP 1890

CEM
SC-05
56.9

BRAND	TES 135C
MODEL	REAL TIME BAND ANALYZER OF OCTAVE
SERIES	140106539

83
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Schedule 3.01(l) - 189

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

ETYMOTIC DOSIMETER ER-200DW8

ETYMOTIC
RESEARCH
25
50
100
200
400
1600
3200
DOSE %

84
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Schedule 3.01(l) - 190

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

16. CALIBRATION CERTIFICATES

85
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Schedule 3.01(l) - 191

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

TES Electrical Electronic Corp.

7F, No. 31, Lane 513, Rui Guang Road, Neihu Dist. Taipei, Taiwan.

Tel: (02) 2799-3660 Fax no. 886-2-2799-5099

E-Mail : tes@ms9.hinet.net http://www.tes.com.tw

Cali. Date Octubre 2017 To: COSESAE

CERTIFICATE OF COMPLIANCE

Herewith TES Electrical Electronic Corp. on the basis of the test undertaken verify that all items have been inspected and examined, are complied with the published general catalog and instruction manual of accuracy specifications for all ranges and parameters.

The calibration system of standards in accordance with ISO 9001: 2008 regulation.

GlobalGROUP ISO 9001 — UKAS QUALITY MANAGEMENT 039

Certificate Number: 17Q10912

TES ELECTRICAL ELECTRONIC CORP.

86

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Schedule 3.01(l) - 192

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

CERTIFICADO DE CALIBRACION AND PERFORMANCE

The company certifies that the below listed intrument meets or exceeds all current manufacturer specifications. It has been calibrated using standards with accuracy guidelines traceable to the National Institute of Standards and Technology (NIST). Devices for which there are no NIST calibration standards are measured against in-house performance standards using accepted test procedures

MANUF	MODEL	SERIAL
Sound Analyzer	TES1358C	140106539

Tes Conditions:

Polarization Voltage 110 V
Ambient Pressure 1011 mbar
Temperature 29 C
Relative Humidity 58%
Date: 03/10/2017
Technician: Wilfredo Guevara
To: COSESAE

Signature:

Frequency Response (0 db @ 250)

Frequency (Hz)	Upper	Lower	Frequency (Hz)	Upper	Lower
31	n/a	0.0	1000	n/a	-0.2
63	n/a	0.0	2000	n/a	-0.1
125	n/a	0.0	4000	n/a	0.5
250	n/a	0.0	8000	n/a	-2.3
500	n/a	0.0	16000	n/a	-12.6

Test results published here only relate to the items tested.
This report shall not be reproduced without written approval by Authorized Hearing Systems

Bo.La pagoda Tegucigalpa M.D.C. Tel.22322808

87
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Schedule 3.01(l) - 193

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

ETYMŌTIC RESEARCH INC.

CALIBRATION CERTIFICATE

Technical Specifications	The default settings used by the ER-200D for calculation of noise dose are consistent with ANSI S1.25–1991 (R2002) Specification for Personal Noise Dosimeters and NIOSH Criteria for a Recommended Standard (NIOSH, 1998).
Calibration Accuracy	± 2.5 dB
Exchange Rate	Programmable
Criterion Level	Programmable
Threshold Level	Programmable
Run Length	Programmable
Frequency Weighting	A
Response	Slow
Temperature Range of Operation	-10°C to 45°C (14°F to 113°F)
Omni-directional Microphone	Flat from 100 Hz to 15 kHz
Power Supply	Three AAAA batteries
RMS Detector	Dynamic range 60 dB (70 to 130 dB)

Signature and Date of Calibration
Dicember 19_2017 to 2018

88
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Schedule 3.01(l) - 194

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

17. CERTIFICATES

89
Ref: 000-2039

Schedule 3.01(l) - 195

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

GOBIERNO DE LA
REPÚBLICA DE HONDURAS
★ ★ ★ ★ ★
SECRETARÍA DE ENERGÍA,
RECURSOS NATURALES,
AMBIENTE Y MINAS

CONSTANCIA DE RENOVACIÓN

La Dirección General de Evaluación y Control Ambiental, de la Secretaría de Estado en los Despachos de Energía, Recursos Naturales, Ambiente y Minas, por este medio HACE CONSTAR: Que según Acta 02-2017 de fecha seis de marzo de dos mil diecisiete, ha sido renovado el registro **RI-368-2013** en el Registro Nacional de Prestadores de Servicios Ambientales de la Secretaría, al Dr. en Medicina y Cirugía, **JOSÉ MAURICIO VENEGAS LEIVA.**

Se otorga validez de renovación hasta el mes de Diciembre del año 2018, de conformidad a lo establecido en el Artículo No. 41 del Reglamento Nacional de Prestadores de Servicios Ambientales.

Autorizado para realizar trabajos en **Análisis y control Ambiental como Especialista en el Área de Medicina del Trabajo.**

Dado en la ciudad de Tegucigalpa, Municipio del Distrito Central, a los trece días del mes de marzo de dos mil diecisiete.

LIC. EDUARDO ENRIQUE LAGOS PINEDA
Coordinador del Registro Nacional de Prestadores de
Servicios Ambientales/Director DECA
MIAMBIENTE

Cc Archivo

EDIFICIO PRINCIPAL: 100 METROS AL SUR DEL ESTADIO NACIONAL. TEL. (504) 2235-4712, APDO. POSTAL 1389, 4710.
WWW.MIAMBIENTE.GOB.HN
TEGUCIGALPA, HONDURAS, CENTRO AMÉRICA

90
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Schedule 3.01(l) - 196

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

unitec®
LAUREATE INTERNATIONAL UNIVERSITIES®

LA UNIVERSIDAD TECNOLÓGICA CENTROAMERICANA

Confiere el presente Diploma a:

José Mauricio Venegas

Por su Aprobación en el Diplomado en

"Gestión y Evaluación Ambiental"

Con una duración de 112 horas
Tegucigalpa, M.D.C.|Mayo 2015

Ing. Rosalpina Rodríguez
Vicerrectora de Operaciones

Lic. Ana Vilma Sánchez
Directora de Educación Corporativa

91
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Schedule 3.01(l) - 197

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan
Geothermal Platanares

EMPRESA SEGURA CON TRABAJO SEGURO

GOBIERNO DE LA REPÚBLICA DE HONDURAS

SECRETARÍA DE TRABAJO Y SEGURIDAD SOCIAL

OTORGA EL PRESENTE

CERTIFICADO

COMO ENTE ESPECIALIZADO EN PRESTAR SERVICIOS DE PREVENCIÓN EN SEGURIDAD Y SALUD EN EL TRABAJO DEL 21 DE SEPT. 2017 AL 21 DE SEPT. 2018

A: COSESAE S.de R.L

ING. CARLOS MADERO
SECRETARIO DE ESTADO EN LOS DESPACHOS DE TRABAJO Y SEGURIDAD SOCIAL

92
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Schedule 3.01(l) - 198

COSESAE SAFETY. HEALTH. ENVIRONMENT. Acoustic Study of Fund in Community San Andres Minas, Copan Geothermal Platanares

BUREAU VERITAS

Move Forward with Confidence

THIS CERTIFIES THAT

Dr. Mauricio Venegas

HAS COMPLETED THE COURSE IN

Fundamentals of Industrial Hygiene Monitoring
Downers Grove, IL
Oct. 15 – 19, 2012

Stephen A. Rupkey, CIH
Technical Director, IEQ

Forrest (Woody) Illing, CIH
Senior Industrial Hygienist

ABIH: 5.26 CM Points

unini
UNIVERSIDAD INTERNACIONAL IBEROAMERICANA

LA UNIVERSIDAD INTERNACIONAL IBEROAMERICANA

Hace constar que Certifies that

José Mauricio Venegas Leiva

Documento de Identidad 1601-1955-00160 Identification number

Ha realizado satisfactoriamente el programa de
Especialista en OHSAS 18001
(150 horas)

Has successfully completed the program of
Specialist in OHSAS 18001
(150 hours)

Justo con todos los derechos y privilegios correspondientes a dicho programa para que así conste el sello de la Universidad y la firma del Rector queda fijado en Arecibo, Puerto Rico (EE.UU.), 5 de Octubre de 2012.

Together with all the rights and privileges pertaining to that program in witness whereof the seal of the University and the signature of the Rector are hereby affixed in Arecibo, Puerto Rico (USA), October, 5th 2012.

Rector/Chancellor

Patrocinado por / Sponsored by
FUNIBER

93

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Schedule 3.01(l) - 199

SCHEDULE 3.01(m)

Financial Plan

Total Project Costs: $166,976,000

Total OPIC Debt $ 124,700,000

Total Equity $ 42,276,000

Total Sources $ 166,976,000

Schedule 3.01(m) - 1

SCHEDULE 3.01(x)

Contractors and Subcontractors

Part A: Set forth below is a complete list of all contractors and suppliers (other than the Key Contractors) that, since the Cut-Off Date have performed Works. All such Works have been paid in full except as set forth in Part B of this schedule:

Contractor/Subcontractor

1	Agencia Y Distribuidora Occidental, Santa Rosa de Copán

2	Alineamiento y Balanceo Computarizado DBA Jesus Arnaldo Garcia Cuellar, Santa Rosa de Copán

3	Almacenes de Deposito SA Place an, San Pedro Sula

4	Alquileres Plaza Saavedra DBA Soveyda Gisela Saavedra Perez, Santa Rosa de Copán

5	Armet Sociedad Anónima, Guatemala City

6	ASI NETWORK dba Asociacion de Servicios de Internet S. de R.L., Puerto Cortés

7	AUTOEXCEL SA DE CV, San Pedro Sula

8	AUTOS LEMUS DBA JUAN GERARDO LEMUS LEMUS, Santa Rosa de Copán

9	Ayre de Honduras SA de CV, San Pedro Sula

10	Bakersfield Pipe & Supply, Los Angeles

11	Banco Del Pais, Banpais, Santa Rosa de Copán

12	Baruc Express dba Carlos Francisco Hernandez, Santa Rosa de Copán

13	Bombas y Motores de Honduras SA de CV, San Pedro Sula

14	Cameron West Coast, Inc., Fontana

15	CAMOSA, San Pedro Sula

16	Carlos Alberto Pineda Siercke, San Pedro Sula

17	Carlos Alberto Tabora Pineda, Santa Rosa de Copán

18	Carlos Enrique Niño, Santa Rosa de Copán

19	Casa Comercial Mathews, S.A. De C.V., San Pedro Sula

20	Casys, S.A. de C.V., San Salvador

Schedule - 3.01(x) - 1

21	CELAQUE ASESORES S DE RL DE CV, Tegucigalpa

22	CEMCOL COMERCIAL S.A. DE C.V., San Pedro Sula

23	Central de Mangueras S.A. (CEMASA), San Pedro Sula

24	CENTRAL INDUSTRIAL SA DE CV, San Pedro Sula

25	CENTRO MEDICO SANTA ROSA, Santa Rosa de Copán

26	Comedor Internacional dba Blanca Lydia Polanco Bueso, Cucuyagua

27	Comedor Yessy, Venta de comida rapida DBA Iris Yesenia Guevara Aguilar, San Andres Minas

28	COMERCIAL CASA BUESO, Santa Rosa de Copán

29	Compañía General de Accesorios y Comercio SA de CV, Puerto Cortés

30	Comunicaciones y Servicios de Honduras SA, San Pedro Sula

31	Construcciones Trigueros S. de RL, San Andres Minas

32	Consultores y Servicios Industriales Cortés S de RL de CV, Puerto Cortés

33	CONTROL DE RIESGOS EMPRESARIALES SRL DE CV, San Pedro Sula

34	COOPERATIVA CAFETALERA CAPUCA LIMITADA COCAFCAL, Cucuyagua

35	Corporacion Hotelera Intercentroamericana S.A. de C.V, Tegucigalpa

36	COSESAE, San Pedro Sula

37	CPMJ Consultoria DBA Carla Patricia Miranda Jaime, Leon

38	Cuerpo de Bomberos, Santa Rosa de Copán

39	DEICOM, San Pedro Sula

40	DISTRIBUIDORA ADOC DE HONDURAS SA, San Pedro Sula

41	Distribuidora de Muebles Kessy, Santa Rosa de Copán

42	DISTRIBUIDORA DE PRODUCTOS AGROPECUARIOS FERTILIZANTES Y FERRETERIA S. de R.L. de C.V., Santa Rosa de Copán

43	Distribuidora de Válvulas y Equipos S. DE R.L., San Pedro Sula

44	DURACRETO S.A DE C.V, San Pedro Sula

45	EACINSA ARRENDAMIENTOS SA DE CV, San Pedro Sula

Schedule - 3.01(x) - 2

46	ECONO RENT A CAR, San Pedro Sula

47	Edson Everardo Caceres, Santa Rosa de Copán

48	Electro Repuestos Torres DBA Omar Gerardo Torres Espinoza, San Pedro Sula

49	Empresa Nacional de Energia Electrica (ENEE), Santa Rosa de Copán

50	EMS PROYECTOS E INSPECCIONES S.A., Villa Nueva

51	Energia Potencia Y Desarrollo, Las Acacias

52	Energia y Comunicaciones S. de R. L. de C. V., San Pedro Sula

53	Equipo Desarrollo e Inversiones S. de R.L., San Pedro Sula

54	EQUIPOS INDUSTRIALES SA DE CV, Tegucigalpa

55	ESTACION DE SERVICIO TEXACO CUCUYAGUA, Cucuyagua

56	Estacion de Servicio Uno San Miguel S de RL de CV, Santa Rosa de Copán

57	EXA, S.A. de C.V., San Pedro Sula

58	EXPRECO S DE RL, Santa Rosa de Copán

59	Falcon Ingenieria SRL, San Pedro Sula

60	FEG de Honduras SA de CV, San Pedro Sula

61	FERRECENTRO, Santa Rosa de Copán

62	FERRETERIA MANANTIAL DBA MIRNA YAQUELI TABORA CHINCHILLA, La Union

63	FERRETERIA MONTERROSO S.A., San Pedro Sula

64	Florencia Plaza HOTEL, San Pedro Sula

65	Francis Ernesto Rojas, Santa Rosa de Copán

66	Francis Gabriel Zapata Guevara, Cucuyagua

67	FUNDAEMPRESA (UNITEC), San Pedro Sula

68	Galvez Matamoros SA de CV, San Pedro Sula

69	GASOLINERA EL DUENDE S. DE R.L. DE C.V., Santa Rosa de Copán

70	GEO STRUCTURES S.A. DE C.V., Tegucigalpa

71	GEOCONSULT S.A. DE C.V., Tegucigalpa

Schedule - 3.01(x) - 3

72	Geotec S. de R.L., San Pedro Sula

73	Grainger, Kansas City

74	Gran Hotel Plaza S. de R. L. de C.V., Santa Rosa de Copán

75	GRUPO RIO S DE RL, San Pedro Sula

76	Grupo Vela Roatan, S.A., Tegucigalpa

77	HOMEWORK S DE RL, San Pedro Sula

78	HONDUGAS S. DE R.L. DE C.V., San Pedro Sula

79	Hondutel, Santa Rosa de Copán

80	Hopkins Oil Tools, Inc., Mound House

81	Horizon Well Logging, Inc., LOMPOC

82	Hotel and Convention Center COPÁNTL, San Pedro Sula

83	Hotel Elvir S.A. de C.V., Santa Rosa de Copán

84	Hotel Puesta del Sol dba Marbin Orlando Romero Alvarado, Cucuyagua

85	Hotel VIP Copán, Angel Antonio Guerra Hernandez,, Santa Rosa de Copán

86	Importadora Ferretera S.A. de C.V., Puerto Cortés

87	Industria Termica Comercial SA, San Pedro Sula

88	Industrias Varias Nacionales SRL CV, San Pedro Sula

89	INFRA DE HONDURAS,S.A.DE C.V., San Pedro Sula

90	Ingenieros Civiles Asociados Inversiones S de RL, Tegucigalpa

91	Ingenieros Consultores Constructores y Electromecanicos S.A., Bugambilia

92	Inmobiliaria de Hospitalidad San Rafael Honduras S.A., Tegucigalpa

93	Inporsa dba Inversiones Portillo S.A., Cucuyagua

94	INSDUSTRIAS METALICAS ROJAS NUÑEZ S. DE R. L. DE C.V., San Pedro Sula

95	Inversiones Alda dba Alan David Espinoza Flores, Santa Rosa de Copán

96	INVERSIONES Y COMERCIALIZADORA BENITEZ (INCOBE), San Pedro Sula

97	Javier Adaly Lopez Alvarado, Santa Rosa de Copán

Schedule - 3.01(x) - 4

98	JAVIER ORLANDO SUAZO DUQUE, Santa Rosa de Copán

99	JDE Cargo Express, San Pedro Sula

100	Jeidi Zenayda Lara Robles, La Union

101	Jim Pairish Surveying Co., Bakersfield

102	Jorge Alberto Maldonado Paz, San Pedro Sula

103	Juan Carlos Rodriguez, La Union

104	Juda Ingenieria y Publicidad, Santa Rosa de Copán

105	K & R Drilling Tools, Bermuda Dunes

106	Kaeser Compresores de Honduras SRL de CV, San Pedro Sula

107	Kevin Humberto Peña Dominguez, Santa Rosa de Copán

108	Kuster Company, Long Beach

109	La Atlantica S de RL de CV, San Pedro Sula

110	La Casa de los Tornillos S de RL, San Pedro Sula

111	Laboratorio Clinico Barel S de RL, Santa Rosa de Copán

112	Laboratorios Finlay, S.A., San Pedro Sula

113	Las Cumbres Eco-Saunas y Gastronomia DBA Delfina Concepcion Castillo Minera, Zunil

114	Lazarus y Lazarus, S.A. de C.V., San Pedro Sula

115	Lazaruz Service SA CV, San Pedro Sula

116	Mapfre Honduras, San Pedro Sula

117	MARIANA TOUR S.A., San Pedro Sula

118	MARYS ONEYDA REYES NAJERA, La Union

119	Mecanizaciones y Tornillera Deras dba Darwin Vicente Deras Romero, Cucuyagua

120	Mediterranean Shipping Company Honduras SA de CV, San Pedro Sula

121	Mercado del Plástico S de RL, Santa Rosa de Copán

122	Metal Convertidora SA de CV, San Pedro Sula

123	MEXICHEM HONDURAS SA DE CV, San Pedro Sula

Schedule - 3.01(x) - 5

124	Miguel Terrazas, San Luis

125	MILTON ADONAY BENITEZ BACA, Tegucigalpa

126	MINPETCO, El Mirador

127	Mision Hacia Arriba Mission Upreach INC, Santa Rosa de Copán

128	Modesto Tabora, Santa Rosa de Copán

129	Monsol, S.A., San Pedro Sula

130	MONTAJES ELECTROMECANICOS DE CENTRO AMERICA SA, Puerto Cortés

131	MSC Industrial Supply Co Inc, St. Louis

132	Mudanzas Gamundi SA de CV, Tegucigalpa

133	MULTISERVICIOS RIPORT DBA Ricardo Portillo Guevara, La Union

134	Nelson Ovidio Lara Erazo, Bo. Santa Teresa

135	NETWORK PLACE DBA Felipe Antonio Gonzales Madrid, San Pedro Sula

136	Operadora De Servicios Legales en Honduras, Lexhon, Tegucigalpa

137	Orellana San Martin & Asociados, Santa Rosa de Copán

138	Organizacion Hoteltur SA, Guatemala City

139	Oscar Rolando Moreno Tábora, La Union

140	PacOcean Forwarding, San Francisco

141	PDC Honduras SA de CV, San Pedro Sula

142	PINTURAS SUR DE HONDURAS S.A., Santa Rosa de Copán

143	Plaza Comercial Santa Isabel DBA Pilar Gonzalez Bosa, Cucuyagua

144	PREMIER CUSTOMS S. DE R. L. DE C.V., San Pedro Sula

145	Pricewaterhousecoopers Interamerica S de RL, Santa Rosa de Copán

146	PROVEEDORA FERRETERA, Santa Rosa de Copán

147	Rain for Rent, Reno

148	RAMON ARTURO ROJAS BENITEZ, Santa Rosa de Copán

149	REMARCO, Santa Rosa de Copán

Schedule - 3.01(x) - 6

150	Repuestos y Electrodos S. de R.L. de C.V., San Pedro Sula

151	Resource Cementing, LLC, Rio Vista

152	Restaurante Asados Tipicos dba Yanira Iveth Lopez Polanco, Cucuyagua

153	Robert Gonzales DBA Robert Gonzales Consulting, Bakersfield

154	Roxanna Lizzeth Lanza Parrish, Santa Rosa de Copán

155	SageRider West, LLC, Bakersfield

156	San Joaquin Bit Service, Bakersfield

157	SANTOS OMAR GAMEZ GAMEZ, Santa Rosa de Copán

158	SCHOSS ORIGINAL SPORT WEAR SRL DE CV, San Pedro Sula

159	Scientific Drilling International, Inc., Houston

160	SEL STORE SA DE CV, Santa Rosa de Copán

161	Servi Gruas Lara (SGL) S. DE R. L., Santa Rosa de Copán

162	Servicio de Administracion de Rentas SAR, Tegucigalpa

163	Servicio Electrico Industrial Valladares S.R.L. de C.V., San Pedro Sula

164	Servicios Integrales de Seguridad Privada, Tegucigalpa

165	ServiGruasLaras (SGL) S.de R.L, Santa Rosa de Copán

166	Sistemas Computacionales, Siscomp, Santa Rosa de Copán

167	Sistemas y Equipo Contra Incendio de Honduras (SISCOINH), San Pedro Sula

168	SUMINISTROS ELECTRICOS S DE RL DE CV, San Pedro Sula

169	SUPERMERCADOS EL 20 MENOS, Santa Rosa de Copán

170	SYCOM SA DE CV, San Pedro Sula

171	Taller Industrial Sanzio SRL, San Pedro Sula

172	TEC- DRILLING S DE RL, San Pedro Sula

173	Technos Design Computadoras SA de CV, Santa Rosa de Copán

174	Tecnicas en Montajes Industriales Sociedad de Responsabilidad Limitada, San Pedro Sula

175	TECNIDESA SA, San Pedro Sula

Schedule - 3.01(x) - 7

176	Tecsys S.A de C.V., San Pedro Sula

177	TIGO, Santa Rosa de Copán

178	TNG Energy Services, Inc., Bakersfield

179	Top Test SA de CV, San Pedro Sula

180	Transporte la Colonia dba Sandra Yamileth Alvarado Alvarado, Cucuyagua

181	Transportes Hispanos, S.A., Puerto Cortés

182	TRANSPORTES MADRID DBA CARLOS EDGARDO MADRID, Santa Rosa de Copán

183	Weatherford U.S., L.P., Rancho Dominguez

184	Wicom Telefonica S de RL de CV, San Pedro Sula

185	Wilfredo Alvarado, Santa Rosa de Copán

Schedule - 3.01(x) - 8

Part B: Set forth below is a complete list of all contractors and suppliers that, since December 31, 2016, have performed or will perform Works and all amounts remaining to be paid (or projected to be paid) to each such contractor or supplier:

	Supplier Name	Document	Remaining Amount (US$)
1.	ORMAT SYSTEMS LTD., Yavne	PO-GPS513	22,144,999
2.	ORMAT SYSTEMS LTD., Yavne	PO-GPS514	19,577,000
3.	ORMAT SYSTEMS LTD., Yavne	PO-GPS1756	14,819,000
4.	Ormat International, Inc., Reno	PO-GPS1729	13,000,000
5.	GeoDrill LLC , RENO	PO-GPS1540	11,591,154
6.	Ormat Nevada Inc., DO NOT USE	PO-GPS1799	7,371,097
7.	Ormat Nevada Inc., DO NOT USE	PO-GPS1730	3,060,000
8.	Ingenieros Garcia Consultores (IGC), Tegucigalpa	PO-GPS1829	1,064,080
9.	INVERSIONES Y COMERCIALIZADORA BENITEZ (INCOBE), San Pedro Sula	PO-GPS1820	529,312
10.	Constructora Zero S. de R.L. de CV, Tegucigalpa	PO-GPS1042	287,434
11.	Casys, S.A. de C.V., San Salvador	PO-GPS1901	144,765
12.	Energía y Comunicaciones S. de R. L. de C. V., San Pedro Sula	PO-GPS1380	141,631
13.	Equipo Desarrollo e Inversiones S. de R.L., San Pedro Sula	PO-GPS1043	141,412
14.	Energía y Comunicaciones S. de R. L. de C. V., San Pedro Sula	PO-GPS1160	129,068
15.	Ormat Holding Corp,	PO-GPS1667	87,666
16.	PREMIER CUSTOMS S. DE R. L. DE C.V., San Pedro Sula	PO-GPS651	65,783
17.	TRANSPORTES MADRID DBA CARLOS EDGARDO MADRID , Santa Rosa de Copán	PO-GPS1833	50,848
18.	MB-LATAMLEX ABOGADOS S.A., Tegucigalpa	PO-GPS1906	50,268
19.	FEG de Honduras SA de CV, San Pedro Sula	PO-GPS1863	48,715
20.	PDC Honduras SA de CV, San Pedro Sula	PO-GPS1743	38,991
21.	Servicio de Administración de Rentas SAR, Tegucigalpa	PO-GPS1926	36,030
22.	Ingenieros Consultores Constructores y Electromecánicos S.A., Bugambilia	PO-GPS1015	36,001
23.	American Telehandler, LLC, St. Augustine	PO-GPS1805	34,910
24.	Servicio de Administración de Rentas SAR, Tegucigalpa	PO-GPS1924	33,700
25.	MSC Industrial Supply Co Inc, St. Louis	PO-GPS1662	31,616
26.	JDE Cargo Express, San Pedro Sula	PO-GPS1894	31,339
27.	Ormat de Proyectos de Generación de Energía, Limitada, Guatemala City	PO-GPS1793	29,260
28.	INVERSIONES Y COMERCIALIZADORA BENITEZ (INCOBE), San Pedro Sula	PO-GPS1910	28,191
29.	Preselección Empresarial S. de R.L., San Pedro Sula	PO-GPS1022	27,220
30.	FEG de Honduras SA de CV, San Pedro Sula	PO-GPS1923	26,551
31.	CONTRATISTAS ELECTROMECANICOS SRL DE CV, San Pedro Sula	PO-GPS1676	25,580
32.	Operadora De Servicios Legales en Honduras, Lexhon, Tegucigalpa	PO-GPS1890	24,700
33.	Servicio de Administración de Rentas SAR, Tegucigalpa	PO-GPS1342	22,202
34.	FEG de Honduras SA de CV, San Pedro Sula	PO-GPS738	22,177
35.	Monkey Forest Consulting Ltd, Central	PO-GPS1522	22,000
36.	Grainger, Kansas City	PO-GPS1567	21,548
37.	Servicio Eléctrico Industrial Valladares S. de R.L. de C.V., San Pedro Sula	PO-GPS1859	20,465
38.	ORMAT SYSTEMS LTD., Yavne	PO-GPS513	22,144,999

Schedule - 3.01(x) - 9

SCHEDULE 4.04

Consents

Part A

1.	Approval granted by the Municipalidad de la Unión, Departamento de Copán, to perform a feasibility study in the area for the possible production of geothermic energy, dated as of February 20, 2006.

2.

Ruling by SERNA, No. 787-2006, dated as of November 6, 2006, to expand the concession for the feasibility study for the construction and operation of the Project in the Municipio de la Unión, Departamento de Copán.

3.	Approval granted by the Municipalidad de la Unión, Departamento de Copán, for the development of the Project in San Andres and Aldea de Platanares, dated as of June 15, 2010.

4.	Operation Contract, dated as of January 6, 2009.

5.	Environmental License No. 014-2010, granted on January 25, 2010, by SERNA to renew the Operation Contract (Exp. No. 2006-A-032).

6.	Environmental License and Mitigation Measures Agreement for the Project, by and between SERNA and the Borrower, dated as of January 25, 2010 and valid for the duration of the Project.

7.

Certification of ruling No. 297-2005, issued by SERNA, dated as of June 30, 2005, affirming the granting of all the rights held by Trans Pacific Geothermal Corporation to the Borrower and the feasibility study permit for the construction and operation of a geothermal project on the Site.

8.	Interconnection permit, granted by ENEE, dated as of December 1, 2009.

9.	Municipal exploration permits (annual permit obtained in January of each year prior to start-up of operations and during exploration stage), obtained for years 2006 through year 2012.

10.

Municipal environmental fee (annual fee paid in January of each year) to defray Municipality’s costs of environmental resource management, paid for years 2011 through year 2012 and the 2012 year operating permit issued by the Municipalidad de la Unión, Departamento de Copán.

11.	Receipt of payment of the 2017 annual municipal Industry, Service and Commerce Tax.

12.	Honduran Institute of Anthropology Permit dated November 17, 2005 for the usage of the land in the acreage subject to the Operation Contract as per the diagram attached to the Operation Contract.

13.	Approval granted by board of trustees of San Andrés, La Unión, Departamento de Copán, dated as of September 11, 2012, to support and develop the geothermal project.

Schedule 4.04 - 1

14.	Water Contract, dated as of March 25, 2011.

15.	Official approval by the Honduran National Congress on September 13, 2012 (including completion of publication requirement) of the Water Contract.

16.	The ENEE PPA, dated as of June 3, 2010, as amended.

17.

Autorización del Otorgamiento de los Acuerdos de Apoyo para el cumplimiento de los contratos de suministro a las empresas que participaron en el proceso de licitación internacional No. 100-1293/2009 (entre ellas, “Geoplatanares”) published in the Official Gazette on June 7, 2010. This is an authorization for the Joint Guarantee entered into by the Government of Honduras and the Borrower providing assurances of payment for all payments due to the Borrower under the ENEE PPA.

18.	Certification (Constancia) issued by the Secretary of the National Congress confirming that pursuant to Decree #109-2012 dated July 31, 2012 the National Congress approved the Joint Guarantee.

19.

Opinion dated March 9, 2012 of ENEE’s attorney to the First Amendment to the ENEE PPA approving the development of the Project in two phases and the obligation of the Borrower to sell to ENEE the first 5 MW generated.

20.

Official approval granted on December 18, 2012 by the National Congress of Honduras of the Operation Contract by and between SERNA and the Borrower in respect of the use of geothermal resources on the Site.

21.

SERNA Resolution 0913-2013, dated as of July 17, 2013, approving and confirming the extension of the area of the Project concession and its corresponding modification of the Operation Contract to encompass the use of the land leased to the Borrower under La Bufa Land Lease Agreement, which supersedes the January 2012 extension by SERNA of the Borrower’s environmental license.

22.

Framework Agreement between ENEE and the Borrower for the construction of a section of the transmission line of 69 kV double circuit parallel to the current 34.5 kV line from Santa Rosa Copán Substation to the Structure No. 23 of Line 336 (draft of agreement has been prepared by the Borrower and ENEE’s engineering management and submitted to ENEE), pending ENEE’s review.

23.	Approval of ENEE of the first amendment to the ENEE PPA (for the development of the Project in two phases and to provide for the sale of the first 5 MW generated to ENEE).

24.

Ministry of Tourism of Honduras qualification of a public-interest project that would allow for title or rights of use of land by Honduran companies not owned 100% by Honduran nationals and located in coastal areas or within 40 km of the Honduran borders or coasts (pursuant to Article 107 of the Constitution of Honduras).

25.	Form TGR-01 evidencing payment of the fine imposed by the Ministry of Tourism relating to item 24 above.

26.	Recommendation dated September 20, 2017 issued by the special committee appointed by the National Congress of Honduras in favor of Congressional Approval of the La Bufa Lease.

27.	Congressional Approval of the La Bufa Lease, approved through Decree 125-2017 dated January 18, 2018 and published in in the Official Gazette on April 13, 2018.

Schedule 4.04 - 2

Tax exonerations:

28.	Exoneration on income tax, capital gains tax, net asset tax, solidarity contribution tax, and all other taxes related to the company’s income – fiscal period 2017.

29.	Exonerations on import taxes and duties on machinery, equipment, and materials intended for the generation of renewable energy – fiscal periods of 2014, 2015, 2016, 2017 and 2018.

30.	Exoneration of sales tax on local purchases of goods, services, equipment, replacements, materials intended for the generation of renewable energy – fiscal period 2016.

31.	Exoneration on income tax and withholding tax on payment of services rendered by Geodrill LLC, a foreign company – fiscal period 2017.

32.	Amendment to exonerations on import taxes and duties on machinery, equipment and materials intended for the generation of renewable energy – fiscal period 2017.

33.	Exonerations on import taxes and duties on machinery, equipment and materials intended for geothermal drilling – fiscal period 2017.

Schedule 4.04 - 3

Part B

34.	Notification to the Instituto Hondureño de Turismo that a guarantee trust has been created and the land in reference has been assigned to the trustee, indicating the name of the trustee appointed.

35.	Resolution issued by the Secretary of Finance of Honduras releasing the Borrower from withholding tax on interest paid to OPIC.

Tax exonerations

36.

Exoneration on income tax and withholding tax obligations regarding payment of services rendered by foreign companies (Ormat International Inc., and Ormat Nevada Inc.), intended for the generation of renewable energy.

Schedule 4.04 - 4

SCHEDULE 4.13(b)(i)

PUNCH LIST ITEMS

Remaining to Complete	Estimated Cost (Dollars)	Forecast Completion
Power plant site fill slopes: The fill slopes on the north and east sides of the power plant site may be subject to failure in a design basis seismic event.	2,000,000 to 4,000,000	December 15th 2018 (*)
Stability of slopes: The cut slopes at the west end of the power plant site are more steep and higher than had been indicated by the preliminary earthwork drawings provided for the Independent Engineer’s review.	250,000	June 1st, 2018
A limited amount of final grading and surfacing (gravel) is needed at the power plant site.	250,000	This work is nonstructural and it will be completed upon completion of the fill slope work
Dining room, including shower and toilets	35,000	June 1st, 2018
Add shade for 1000 gal fuel diesel tank	30,000	The fuel tank is on site, containment will be completed by May 1st, 2018
Add storage room for lubricants	35,000	May 1st 2018

(*) Subject to analysis and findings of soil study, rainy season land conditions and timely agreement with the IE on preferred work specifications

Schedule 4.13(b)(i) - 1

SCHEDULE 4.13(b)(ii)

CONSTRUCTION PAYMENTS

None.

Schedule 4.13(b)(ii) - 2

SCHEDULE 4.15

Environmental and Social Action Plan (ESAP)

No.	Action	Due Date
1	Social and Environmental Management System
1.1

Develop and deliver to OPIC for review and approval a comprehensive project-specific Environmental and Social Management System (ESMS) for construction. The ESMS should include policies, procedures, management plans, risks, impacts, human resources, training, emergency response, record keeping, monitoring and review and should provide sufficient detail for effective implementation of environmental, social, health and safety plans. The ESMS should include an Environmental and Social Management Plan, which should include the specific procedures to implement the mitigation measures including the roles and responsibilities, training requirements, equipment and resources, record keeping, supervision audits, etc. The ESMS should also include an organizational chart detailing the Environmental, Social, Health and Safety teams, structure and relationship at the corporate and project site levels, including contractor and subcontractor levels.

Prior to first disbursement

	The Borrower will develop an ESMS for operation phase of the Project.	Six months prior to start of operations

1.2

Develop and deliver to OPIC a Stakeholder Engagement Plan (SEP) aligned with Annex B of the IFC Performance Standard 1 that identifies key stakeholder groups, prioritizing affected communities; outlines the strategy and frequency with which the Borrower will communicate with stakeholders and community members throughout the life of the Project; outlines monitoring and reporting activities; describes the resources and responsibilities for implementation; and addresses how input from stakeholders will be incorporated into the Project’s management system. Stakeholder communication/information disclosure should include all aspects of potential impact (positive and negative) throughout the life of the Project; for example, in the case of construction scheduling so that affected communities may anticipate increased traffic, personnel, machinery installation, noise, etc. and participate in the development of mitigation measures where appropriate.

The SEP should take into consideration the recommendations from the Social Risk Assessment of Geoplatanares Geothermal Project: Main Findings (September 2016, Social Capital Group) including engagement with broader set of stakeholders; increasing capacity to its community relations team; and emphasis on transparency, managing expectations and strong communication strategy.

Prior to first disbursement

Schedule 4.15 - 1

No.	Action	Due Date
1.3

The Borrower shall develop and implement a formalized community grievance mechanism which outlines the manner in which grievances can be submitted to the company, the process by which grievances will be handled, organizational capacity for receiving and responding to grievances and a time frame for addressing grievances.

Prior to first disbursement
1.4

The Borrower shall submit to OPIC a Community Development Plan. The Plan shall include strategy for communicating with stakeholders and community; suggested timelines for activities; monitoring and reporting mechanism; description of resources and responsibilities for implementation; and addresses how input from stakeholders will be incorporated into the Plan.

Prior to first disbursement
2.0	Labor and Working Conditions
2.1

The Borrower shall demonstrate that there are adequate emergency response plans in place to respond to potential well blow-outs, pipeline failures, release of toxic drilling additives, fluids and H2S gas, as well as steam containing heavy metals, acids, mineral deposits and other pollutants.

Prior to first disbursement
3.0	Resource Efficiency and Pollution Prevention
3.1

The Borrower shall conduct a Baseline Noise Study. Once operational, the Borrower shall conduct a Noise Assessment that includes measures at the site boundary and closest residences or businesses and show compliance with the noise guidelines in the IFC 2007 Environmental, Health, and Safety General Guidelines or the IFC 2007 Environmental, Health, and Safety Guidelines for Wind. The results of these studies should be submitted to OPIC for its review and approval.

Prior to first disbursement (Baseline Noise Study) No later than six months after the start of operations (Noise Assessment)
4.0	Community Health, Safety and Security
4.1

OPIC will require that the Project develop and implement a Code of Conduct with respect to interactions with communities and include as part of the Environmental and Social Management Plan trainings and awareness campaigns regarding community health and safety issues, etc.

Prior to first Disbursement
5.0	Land Acquisition and Involuntary Resettlement
5.1

The Borrower shall notify OPIC if any economic or physical displacement should occur and submit to OPIC for its review and approval additional information and plans (Resettlement Action Plan, Livelihood Restoration Plan) as requested.

Ongoing
8.0	Cultural Heritage
8.1	The Borrower shall submit to OPIC for review and approval a Chance Finds Procedure.	Prior to first Disbursement

Schedule 4.15 - 2

SCHEDULE 4.19-A

DRILLING PROGRAM

A.     Number of Wells

The following wells were already drilled in respect to Plant Platanares I

	Name of Well	Location of Well		Expected output/capacity
		UTM X	UTM Y
1	OP2	293394	1632047	Exploration
2	OP3	292406	1633001	Injection
3	OP3A	292401	1632990	Injection
4	OP4	292549	1632770	Exploration
5	OP5			Monitoring
6	OP-5A	292023	1633749	Production
7	OP-5B	292013	1633753	Production
8	OP-5C RD	292003	1633757	Production
9	OP-5D	292021	1633756	Production

B.     Performance of Wells

From COD on September 1, 2017 through October 13, 2017, field-wide performance was steady, with net generation at the expected output of 35 MW. The OP5A to OP5D production wells were steady in such first 6 weeks of commercial operation:

- Well OP‐5A averaged a flow rate of about 2,715 gpm and a temperature of about 176.7°C

- Well OP‐5B averaged a flow rate of about 2,840 gpm and a temperature of about 177.7°C

- Well OP‐5C averaged a flow rate of about 2,700 gpm and a temperature of about 177°C

- Well OP‐5D averaged a flow rate of about 2,640 gpm and a temperature of about 177.5°C

The total of these rates is 10,800 gpm. During the initial start‐up period, individual wells showed production rates as high as 4,000 gpm, and the sum of the individual maximum rates would be over 14,000 gpm. This suggests that there is a surplus of approximately 30% in the combined capacity of the production wells. The operational data suggests that resource decline is minimal and the production well capacity is more than sufficient for 35 MW of net electrical generation.

C.     Drilling Parameters

The Borrower shall ensure that all drilling and well testing activities are conducted in accordance with Good Industry Practice, and that all relevant and testing records have been made available to the Independent Engineer.

Schedule 4.19 -A - 1

SCHEDULE 4.19-B

RESERVOIR MONITORING PLAN

Operating Data (a)

Plant Operating Data (per unit and total for all quantities)	(g)	Maximum Measurement Interval
Generation		
Gross Output		6 hours
Net Output		6 hours
Operating Parameters		
Brine Flow		
Brine Inlet Temperature	(h)	6 hours
Brine Inlet Pressure	(h)	6 hours
Brine Outlet Temperature		6 hours
Brine Outlet Pressure	(h)	6 hours
Ambient Temperature	(i)	6 hours

Field Operating Data - Production	Maximum Measurement Interval
Per Well	
Wellhead Pressure	Daily
Wellhead Temperature	Daily
Mass Production Flow rate	Daily
Suction Pressure	Daily
Annulus Pressure	Daily
Line Pressure	Daily
	(b)
Field Operating Data - Injection (per well)	
Wellhead Pressure	Daily (j)
Wellhead or Line Temperature	Daily (j)
Mass Production Flow rate	Daily (j)

Notes:

(a) Spot (instantaneous) measurements, not averaged values

(c) Wells must have locations suitable for reservoir pressure monitoring

(d) Analyte suite per Thermochem standards

Brine samples (well) - minimum analyte suite:

* pH (lab), Ca, Mg, Na, K, alkalinity, SO4, Cl, B, SIO2

* Ion balances (difference/sum) of 5% or less

(e) Greater frequency prior to plant start-up and in first year of operation. Once - adjacent to COD, once - 1 year after COD, thereafter - every two years

(f) Frequency to be determined based on indications of well condition

(g) Early generation is considered and monitored as a single unit, and not separately for each of the OECs

(h) This data is measured at a plant level

(i) Ambient temperature is measured for the site, and not for each unit or Plant

(j) Required instruments will be installed and ready for monitoring by Project Completion

Schedule 4.19 -B - 1

SCHEDULE 4.19-C

FORM OF RESERVOIR MONITORING REPORT

Schedule 4.19 -C - 1

SCHEDULE 6.03

INSURANCE

1.	Definitions

1.1	“Approved Insurer” means an insurer of recognized standing which:

(a)	has a financial strength rating of at least A- from Standard & Poor’s or A- from A.M. Best; or

(b)	is otherwise acceptable to OPIC (following consultation with the Insurance Advisor);

provided, that, any insurer which qualifies as an Approved Insurer in accordance with the foregoing shall cease to be an Approved Insurer once OPIC notifies the Borrower:

(i)

that, in OPIC’s sole discretion, such insurer has suffered an adverse change which has affected its standing in the international insurance market such that OPIC (following consultation with the Insurance Advisor) would not have agreed to such insurer qualifying as an Approved Insurer; or

(ii)

at least 30 days prior to the expiry of an existing Insurance Policy of an Approved Insurer, that such Approved Insurer will cease to be an Approved Insurer at the expiry of such existing Insurance Policy.

1.2	“Approved Reinsurer” means a reinsurer of recognized standing which:

(a)	has a financial strength rating of at least A- from Standard & Poor’s or A- from A.M. Best; or

(b)	is otherwise acceptable to OPIC (following consultation with the Insurance Advisor);

provided, that, any insurer which qualifies as an Approved Reinsurer in accordance with the foregoing shall cease to be an Approved Reinsurer once OPIC notifies the Borrower:

(i)

that, in OPIC’s sole discretion, such reinsurer has suffered an adverse change which has affected its standing in the international insurance market such that OPIC (following consultation with the Insurance Advisor) would not have agreed to such reinsurer qualifying as an Approved Reinsurer; or

(ii)

at least 30 days prior to the expiry of an existing Insurance Policy of an Approved Reinsurer, that such Approved Reinsurer will cease to be an Approved Reinsurer at the expiry of such existing Insurance Policy.

1.3	“Not Commercially Available” means all of the following conditions are satisfied:

(a)

in OPIC’s sole discretion, the required insurance (or reinsurance, as applicable) is obtainable only at excessive costs or under other unreasonable terms that are not justified by the risks being insured against;

(b)

the required insurance (or reinsurance, as applicable) is generally not carried by companies of a similar size that are engaged in the same or a similar business and that own similar properties in the same or similar geographic area as the Project; and

(c)	the required insurance (or reinsurance, as applicable) is not carried by any other geothermal projects owned directly or indirectly by the Shareholders or under the control of the Sponsor.

Schedule 6.03 - 1

2.	Insurance Covering the Borrower. The Borrower shall:

2.1

procure not later than the first Closing Date and maintain or cause to be maintained, at all times thereafter in full force and effect until all Secured Obligations are paid in full (unless otherwise specified below), all insurance specified in Annex A hereto and reinsurance of such policies, in all cases with Approved Insurers and Approved Reinsurers;

2.2

promptly following receipt of request therefor from OPIC (which request shall be provided following consultation with the Borrower), obtain additional insurance coverage of risks or liabilities that are not specified in this Schedule 6.03 as would from time to time be obtained by a prudent power plant similar to the Project that does not self-insure, at the amounts and deductibles specified in such notice;

2.3

promptly following the receipt of a request therefor from OPIC, obtain additional insurance or make modifications to the terms, conditions, amounts or deductibles of any Insurance Policy required pursuant to Sections 2.2 or 2.3 of this Schedule 6.03 as OPIC, in consultation with the Borrower, may determine to be necessary or desirable and, if specified in such request, cover any material change in the identified risk any exposure of the Borrower, its business or its property and adjust for inflation and other relevant factors;

2.4	comply with all warranties under each Insurance Policy;

2.5	not modify (except in accordance with the terms hereof), rescind, terminate, cancel, or cause or consent to a material change to any Insurance Policy without the prior written consent of OPIC;

2.6	on each date that any Insurance Policy in effect on the first Closing Date is first renewed, ensure that OPIC is listed as loss payee on such Insurance Policy; and

2.7	ensure that the terms of any renewals of Insurance Policies that are all risk policies account for the revised replacement cost value of the covered assets;

provided that, OPIC (in consultation with the Insurance Advisor) shall be entitled to review from time to time, in consultation with the Borrower, the monetary limits and deductibles of each Insurance Policy, such review not to be conducted more than once every calendar year with respect to each such policy.

Schedule 6.03 - 2

3.	Borrower Conditions and Requirements.

3.1

Loss Notification: The Borrower shall promptly notify OPIC of any single loss for an amount that is or could reasonably be expected to be in excess of five hundred thousand Dollars ($500,000) covered by any Insurance Policies.

3.2

Loss Adjustment and Settlement: A loss under any Insurance Policies for property damage or business interruption insurance for the Project shall be adjusted with the insurance companies, including the prompt commencement by the Borrower of appropriate proceedings, subject to the approval of OPIC if such loss is valued at an amount greater than $1,000,000. In addition, the Borrower may, in its reasonable judgment, consent to the settlement of any loss; provided that, OPIC’s prior written consent shall be required in the event the amount of the loss exceeds $1,000,000. OPIC shall have, and reserves, the right to participate in settlement negotiations with the insurers.

3.3

Compliance with Policy Requirements: The Borrower shall not violate or permit to be violated any of the conditions, provisions or requirements of any Insurance Policy, and the Borrower shall, in all material respects, (i) perform, satisfy and comply with, or (ii) cause to be performed, satisfied and complied with, all conditions, provisions and requirements of all Insurance Policies.

3.4

Waiver of Subrogation: The Borrower hereby waives any and every claim for recovery from OPIC for any and all loss or damage covered by any of the Insurance Policies. Furthermore, the Borrower shall cause its insurers and reinsurers to waive any and all rights of subrogation against OPIC.

3.5

Annual Overview of Insurances: On an annual basis, the Borrower shall furnish OPIC and the Insurance Advisor with an annual overview of the Borrower’s insurance and reinsurance coverage, which shall include a list of all Insurance Policies and a description of all renewals and other changes to such policies during the previous year. Any certificates of insurance or reinsurance, as applicable, insurance or reinsurance binders, as applicable, certificates from the Borrower’s insurance and reinsurance broker, as applicable, or copies of Insurance Policies required to be delivered pursuant to Section 6.1 of this Schedule 6.03 that have not previously been delivered to OPIC shall be delivered together with such annual overview of insurance and reinsurance. Upon request, the Borrower will promptly furnish OPIC with copies of all Insurance Policies, binders and cover notes or other evidence of such insurance (or reinsurance).

3.6	Payments: The Borrower shall pay when due any premium, commission and any other amounts and take such other action as may be necessary for effecting and maintaining in force each Insurance Policy.

3.7

Notification: The Borrower shall promptly notify the relevant insurers or reinsurers, as applicable, of any event entitling the Borrower to make a claim in excess of the deductible amount under any Insurance Policy written by such insurer or reinsurer, as applicable, and diligently pursue such claim, unless the Borrower has, with the prior written consent of OPIC, decided not to pursue such claim.

Schedule 6.03 - 3

3.8	No Omissions: The Borrower shall not do or fail to do, or permit to be done or not done, anything to:

3.8.1	render any Insurance Policy, or any provision of that Insurance Policy, void or voidable or lead to its suspension or impair or defeat any such policy in whole or in part; or

3.8.2	prejudice the Borrower’s or, where OPIC is the loss payee or an additional insured, OPIC’s right to claim or recover under any Insurance Policy.

3.9

Enforcement of Rights: The Borrower shall enforce its rights under the Project Documents, to the extent it has such rights, so as to ensure that any Person (other than the Borrower) required to provide insurance under a Project Document obtains and maintains Insurance Policies as required thereby.

3.10	Additional Undertakings:

3.10.1	The Borrower shall ensure that each insurer and reinsurer under all Insurance Policies:

(a)	is promptly notified by the Borrower of the Lien created in favor of OPIC under the Security Documents in the Borrower’s title to, and rights, interest and benefits under, such Insurance Policies;

(b)	provides OPIC sixty (60) days (or, if due to non-payment of a premium, ten (10) days) notice of the issuance of any notice of cancellation or suspension of the relevant Insurance Policy;

(c)

acknowledges that OPIC, as a beneficiary of the relevant Insurance Policy and lender under the Transaction Documents, is not liable to the insurers (or reinsurers, as applicable) for (i) the payment of any insurance (or reinsurance, as applicable) premiums; (ii) any other obligations of the Borrower; or (iii) any other obligations of any kind;

(d)	acknowledges that OPIC has the right, but not the obligation, to pay premiums on behalf of the Borrower; and

(e)	includes all lender’s clauses, including non-vitiation, and a waiver of any and all rights of recourse or subrogation against OPIC, howsoever arising.

3.10.2

The Borrower shall, with respect to all Insurance Policies, as applicable, (a) give OPIC forty-five (45) days’ notice (or, if due to non-payment of a premium, ten (10) days’ notice) of the issuance of any notice of cancellation or suspension of any Insurance Policy and of any fact of which it becomes aware that could affect the coverage under any Insurance Policy and (b) as a condition to the first Disbursement, provide to OPIC a certificate covering the matters set forth in Section 6.1(a) of this Schedule 6.03 with respect to the Insurance Policies.

3.10.3

If not provided to OPIC pursuant to Sections 3.10.1(b) or 3.10.2 above, as applicable, the Borrower shall provide OPIC forty-five (45) days’ notice (or, if due to non-payment of a premium, ten (10) days’ notice) of the issuance of any notice of cancellation or suspension of any Insurance Policy and of any fact of which it becomes aware that could affect the coverage under that Insurance Policy and of such other matters as specified in this Schedule 6.03.

Schedule 6.03 - 4

3.10.4

The Borrower shall provide to OPIC letters of undertaking from its insurance brokers and reinsurance brokers in form and substance satisfactory to OPIC, which address, inter alia, notification to OPIC in the event that the brokers become aware of any fact that may materially and adversely affect the coverage under the relevant Insurance Policy, premium payment confirmation, and any changes in the coverage placement of the carrier.

4.            Insurance Policy Conditions and Requirements.

4.1

Language: Each Insurance Policy shall be in the English language (to the extent permitted by Applicable Law) or a certified English translation thereof shall be provided to OPIC, and each shall have terms and conditions acceptable to OPIC and be available on commercially reasonable terms and consistent with generally accepted industry practice for prudent power-plant-operating companies similar to the Project that do not self-insure.

4.2

Additional Insured: Except with respect to workers’ compensation and employer’s liability insurance, OPIC and, where required by written contract, all contractors working at the Site shall be included as additional insured parties on all Insurance Policies, and their directors, officers, employees, agents and assigns shall also be included as additional insured parties on all liability Insurance Policies.

4.3

Separate Policies: All Insurance Policy terms and conditions (except those relating to limits of liability) shall operate as if they were a separate Insurance Policy covering each insured party, providing that each insured party is insured individually by such Insurance Policy.

4.4

Loss Payee: OPIC shall be the sole loss payee under (i) each Insurance Policy (except for third party liability insurance, workers’ compensation, employer’s liability and automobile liability insurance) on the Borrower’s property which is the subject of the Security Documents and (ii) each Insurance Policy covering delay in start-up (if any) and business interruption.

4.5

Rights of OPIC: All terms and conditions of each Insurance Policy conferring any right, protection or benefit on OPIC (including, but not limited to, terms and conditions relating to status as sole loss payee and additional or additional named insured and notice requirements) shall at all times remain in full force and effect notwithstanding any act or failure to act on the part of the Borrower, its agents or employees or on the part of its construction contractors or subcontractors, unless such Insurance Policies are permitted to be terminated in accordance with this Schedule 6.03 and so long as a 438 BFU Lender’s Loss Payable Clause or a generally accepted equivalent or alternative is commercially available.

4.6

Separation of Interests: All Insurance Policies shall insure the interests of OPIC regardless of any breach or violation by the Borrower or any other party of warranties, declarations or conditions contained in such Insurance Policies, any action or inaction of the Borrower or others, any foreclosure relating to the Project or any change in ownership of all or any portion of the Project.

4.7	All liability Insurance Policies, except workers’ compensation and employer’s liability, to be maintained by Borrower, shall be endorsed to include a cross liability clause.

4.8

All Insurance Policies shall provide that insurance and reinsurance, as applicable, shall be primary and not in excess of or in addition to any other insurance (or reinsurance, as applicable) (other than (x) reinsurance of terrorism policies, for which the global reinsurance policy in the name of Sponsor existing as of the date hereof shall be sufficient and (y) 50/50 marine cargo loss sharing provisions).

5.

Failure to Maintain Insurance. In the event the Borrower fails to take out or maintain the full insurance and reinsurance coverage required by this Schedule 6.03, OPIC, upon thirty (30) days’ notice (unless the aforementioned insurance or reinsurance would lapse within such period, in which case notice should be given as soon as reasonably possible) to the Borrower of any such failure, may (but shall not be obligated to) take out the required Insurance Policies and pay the premiums on the same. All amounts so advanced by OPIC shall become an additional obligation of the Borrower, and the Borrower shall immediately pay such amounts to OPIC, together with default interest thereon from the date so advanced, in accordance with the Financing Documents.

Schedule 6.03 - 5

6.	Reporting Requirements.

6.1	Certificates of Insurance and Copies of Insurance Policies:

6.1.1

On or prior to the first Closing Date, with respect to any Insurance Policy that is required to be in place as of the Closing Date, or, with respect to any Insurance Policy that is not required until or is renewed after the first Closing Date, within fifteen (15) days after such Insurance Policy is issued or renewed, the Borrower shall cause its insurance or reinsurance broker, as applicable, to provide to OPIC and its Insurance Advisor certificates of insurance or reinsurance binders that (i) identify relevant insurers (or reinsurers, as applicable), the type of insurance (or reinsurance, as applicable), the policy numbers, the insurance (or reinsurance as applicable), limits and the policy term, (ii) include evidence that values reported to the relevant insurers (or reinsurers, as applicable) and reflected in the Insurance Policies’ limits are up-to-date and (iii) specifically list any special provisions and endorsements, including but not limited to all endorsements of OPIC as additional insured or additional loss payee, as applicable, and all other endorsements for the benefit of OPIC that are required by this Schedule 6.03. Such certificates of insurance (or reinsurance, as applicable) and insurance binders (or reinsurance binders, as applicable, shall be accompanied by a certificate from the Borrower’s insurance or reinsurance broker, as applicable, in form and substance acceptable to OPIC and confirming, inter alia, that (t) such Insurance Policy has been issued or renewed, as applicable, and is in full force and effect without default, (u) all premiums then due and payable under such Insurance Policy have been paid, (v) the renewal period, (w) the premium, (x) the amounts insured or reinsured, as applicable, for each asset or item, (y) any changes in terms or conditions from such Insurance Policy’s original issue date or, if applicable, last renewal, and, (z) with respect to any Insurance Policy renewal, confirmation that the terms and conditions naming OPIC as sole or first loss payee and additional insured, as applicable, remain in effect.

6.1.2

Prior to the Closing Date or, with respect to Insurance Policies that are not required until or are renewed after the first Closing Date, within sixty (60) days after the first Closing Date, the Borrower shall provide to OPIC a copy of all Insurance Policies issued to the Borrower, incorporating the loss payee terms and conditions required under this Schedule 6.03. For the avoidance of doubt, the Borrower will provide copies of any facultative reinsurance policies to OPIC.

Schedule 6.03 - 6

6.2	Evidence of Premium Payment: The Borrower shall provide to OPIC such evidence of premium payment as OPIC may from time to time reasonably request.

6.3	Other Information: The Borrower shall provide to OPIC any other information or documents on each Insurance Policy as OPIC reasonably requests from time to time.

7.

Application of Proceeds. The Borrower shall apply all proceeds of Insurance Policies in the manner specified in the Accounts Agreement and, if applicable, the Accounts Administration and Retention Agreement.

8.	Limits on Commercial Availability.

8.1

Construction and erection all risk coverage, operational all risk property coverage, third party liability coverage and all insurance or reinsurance, as applicable, required to be maintained by Applicable Law shall be maintained at all times required by this Agreement and in accordance with all requirements hereof, including those set forth in this Schedule 6.03. In the event that any other insurance (or reinsurance, as applicable) coverage (including the terms and conditions, required lender provisions, limits or deductibles thereof) required to be maintained pursuant to this Section 8 and this Schedule 6.03 is or becomes Not Commercially Available, the Borrower shall promptly notify OPIC of such facts and circumstances, follow the procedures in this Section 8 if the Borrower desires such requirements to be waived or modified, and obtain the best insurance (or reinsurance, as applicable) then available in the commercial insurance market which complies with the requirements of this Schedule 6.03 (and which is satisfactory to OPIC, in consultation with its Insurance Advisor).

8.2

To request a waiver or alteration of insurance requirements (or reinsurance requirements, as applicable) based on limitations in commercial availability, the Borrower shall make a specific request to OPIC in writing, and any such request shall include (x) a report (in form and substance satisfactory to OPIC) containing a detailed analysis by the Borrower’s insurance broker (or reinsurance broker, as applicable) of the applicable market conditions, (y) the Borrower’s proposal for an alternative means of risk mitigation, and (z) the following Certified representations:

8.2.1	that the required insurance or reinsurance, as applicable, coverage is Not Commercially Available; and

8.2.2

in any case where what is Not Commercially Available is the full amount of required insurance (or reinsurance, as applicable), the maximum amount of insurance (or reinsurance, as applicable) coverage that is available on commercially reasonable terms in the commercial insurance market.

8.3

The granting by OPIC of any waiver of insurance requirements (or reinsurance requirements, as applicable) will be at OPIC’s sole discretion and may be subject to a Modification Fee. Any such waiver shall be effective only so long as such insurance (or reinsurance, as applicable) shall continue to be Not Commercially Available. At any time after the granting of any such waiver, OPIC may request, and the Borrower shall furnish to OPIC within fifteen (15) days after such request, supplemental reports acceptable to OPIC updating the prior reports and reaffirming their conclusions that the relevant insurance or reinsurance, as applicable, is Not Commercially Available; it being understood that the failure of the Borrower to furnish any reports required pursuant to this Section 8 shall be deemed to be conclusive evidence that the condition giving rise to the waiver no longer exists and that such waiver is no longer effective.

Schedule 6.03 - 7

ANNEX A TO SCHEDULE 6.03

1. OPERATIONAL INSURANCE

A. PROPERTY ALL RISK INSURANCE

Cover: All assets comprising the Project, including but not limited to, buildings and their contents, machinery, stock, fixtures, fittings and all other personal property, against “all risks” of physical loss or damage, including machinery breakdown, as described within the policy wording.

Sum Insured: An amount sufficient to reinstate the property (or as may be sub-limited therein) as agreed with OPIC from time to time.

Deductibles: PD deductible of (a) 5% of the covered loss (minimum of $500,000 but subject to a maximum of $1,500,000), of each and every occurrence/accident in respect of Flood, Earthquake Shock, Hurricane, Volcanic Eruption and Landslide and (b) $1,500,000 in respect of each and every occurrence of any other losses.

Period of Cover: To be maintained from the earliest of COD or the date from which the assets cease to be insured under the Builder All Risk.

General:

(a)	Automatic reinstatement of sum insured;

(b)	Minor works;

(c)	Capital additions;

(d)	Professional fees clause;

(e)	Removal of debris clause;

(f)	Expediting expenses; and

(g)	Strikes, riots and civil commotion (except if excluded under war exclusion).

B. BUSINESS INTERRUPTION

Cover: Loss of revenue as a direct consequence of physical loss of or physical damage to the Project insured under the Property All Risks policy (or which would be covered but for the application of the deductible).

Sum Insured: Gross profit or an amount at least equal to the estimated debt service (including interest and capital repayment) and fixed expenses during a covered interruption.

Maximum Indemnity Period: 12 months.

Deductible: 45 days.

Period of Cover: As per Property All Risk insurance

Schedule 6.03 - Annex A - 1

General:

(a)	Denial of access;

(b)	Public utilities extension; and

(c)	Customers’ and suppliers’ extensions to the extent available.

C. THIRD PARTY LIABILITY

Cover: Legal liability of the insured parties for death or bodily injury to third parties or loss or damage to their property arising out of the performance of the works.

Limit of Indemnity: To be agreed with OPIC in consultation with the Insurance Advisor.

Deductibles: Not to exceed $25,000 per occurrence for property damage, but no deductible for bodily injury.

Period of Cover: As per Property All Risks insurance.

General:

(a)	Cross liability clause;

(b)	Worldwide jurisdiction (subject to the market standard North American conditions if necessary);

(c)	Sudden and accidental pollution and the costs incurred of third party clean up;

(d)	“Bodily Injury” to be extended to cover false arrest, invasion of privacy, detention, libel, slander and defamation; and

(e)	Cover obstruction, nuisance, and interference with rights of way, water, light, air or easement.

D. TERRORISM

Cover: Physical loss or physical damage and consequent loss of revenue caused by an act of terrorism to the Project.

Sum Insured: At all times to represent a sum which is sufficient to cover the largest foreseeable loss scenario, as reasonably agreed by OPIC, to comprise: (i) all property loss and/or damage costs (based on the full reinstatement value of such lost or damaged property) and (ii) debt service and fixed costs for the duration of any business interruption.

OPIC acknowledges that the sum insured is a combined sum shared among all projects of the Sponsor.

Maximum Indemnity Period: 12 months

Deductibles:

8.4	Assets: $100,000 each and every loss; and

8.5	Revenue: 30 days.

Schedule 6.03 - Annex A - 2

2. OTHER INSURANCES

At all times Borrower to maintain or cause to be maintained, with respect to the Project:

A. CONTROL OF WELL/OPERATORS EXTRA EXPENSE

Risks Insured: Operator’s extra expense including cost of well control, redrilling and extra expenses, seepage and pollution, clean up and contamination.

Cover: All costs associated with regaining control of wells and redrilling, including underground well control, well safety, care custody and control, evacuation expenses, extended redrilling and restoration, and removal of wreck or debris.

Sum Insured: not less than $20,000,000 combined single limit per occurrence, except $2,500,000 for property of others in care, custody and control.

Geographical Limits: Honduras

Maximum Deductible: Not greater than $250,000 per event; $125,000 for equipment in the care, custody and control of the operator.

B. WORKERS COMPENSATION INSURANCE

Employer’s Liability Insurance

As required by Applicable Law, including such other forms of insurance (or reinsurance, if applicable) which the Borrower is required by Applicable Law to maintain, which provide statutory benefits and cover loss resulting from injury, sickness, disability or death of the employees of the Borrower.

C. AUTOMOBILE LIABILITY INSURANCE.

If Borrower has automobiles, automobile liability insurance against claims for bodily injury (including death) and property damage covering all owned, non-owned and hired motor vehicles, in amounts as required by Applicable Law.

D. OTHER INSURANCES

Any other insurances or reinsurances, if applicable, required by Applicable Law.

Schedule 6.03 - Annex A - 3

E. OTHER CONDITIONS

(a)	Non-renewal; “Tail” Coverage.

In the event that any Insurance Policy is written on a “claims-made” basis and such Insurance Policy is not renewed or the retroactive date of such policy is to be changed, the Borrower shall obtain for each such Insurance Policy extended reporting period coverage or “tail” coverage of at least three (3) years for each such Insurance Policy and shall provide OPIC with proof that such basic and supplemental extended reporting period coverage or “tail” has been obtained.

(b)

The governing law with regard to local, Honduran polies shall be that of the Republic of Honduras and, with regard to global corporate insurance and reinsurance policies (if any), shall be English or New York.

(c)	Payment of loss proceeds by insurers and reinsurers, as applicable, shall be in Dollars unless otherwise agreed by OPIC in its sole discretion.

Schedule 6.03 - Annex A - 4

SCHEDULE 6.05(d)

Form of Operating Report1

Report Date: [_____]

Subject: Operating report for the period between DD/MM/20XX and DD/MM/20XX

Operating Report

1	Generation Summary

Item	For the period	YTD 20XX
Net Energy Sales (MWh)
Avg. Daily Generation (MW)
Availability (%)

OEC	Operational Hours during Period	Periodical MWh Generation (Gross)	Periodical MW (Gross)	YTD hr	YTD MWh (Gross)	YTD MW (Gross)
OEC-1
OEC-2
Total

Summary of Power Generation:

Indicator	Units	During Reporting Period	Accumulated during Calendar Year
Power Plant Gross Generation Aux. Load Net Energy Sales	MWh
Average Power Delivered	MW
Average Power corrected by ambient temperature	MW
Capacity Factor 35 MW net Equivalent Availability Factor all OECs	%
Average Ambient Temperature	°C

1 To be provided semi-annually, beginning on the first to occur of June 30 or December 31. Operating Reports to be provided within 30 days of the end of the semi-annual reporting periods ending on June 30 and December 31.

Schedule 6.05(d) - 1

2	Maintenance Summary

2.1	OEC down time.

Definition: OEC is not available if it is stopped for preventive or corrective maintenance.

●	Maintenance Hours:

Preventive – ______ hrs. down time registered

Corrective – ______ hrs. down time registered

2.2	Corrective Maintenance

		Corrective Maintenance	Total	Down
	Date	Events		Time
	[____]	[____]
[BOP][2]	[____]	[____]
	[____]	[____]
	[____]	[____]
	[____]	[____]
OEC 1	[____]	[____]
	[____]	[____]
	[____]	[____]
	[____]	[____]
	[____]	[____]
OEC 2	[____]	[____]
	[____]	[____]
	[____]	[____]
Total

2.3	Maintenance Activities/Events Summary:

Plant Switchyard and Power Grid:

●	[Confirm monthly and weekly preventive maintenance done as per schedule.]
●	[Describe planned and unplanned maintenance outages.]
●	[Describe annual maintenance outages.]

2 Include reporting on corrective maintenance that results in substantial downtime.

Schedule 6.05(d) - 2

Balance of Plant:

●	[Confirm monthly and weekly preventive maintenance done as per schedule.]
●	[Describe planned and unplanned maintenance outages.]
●	[Describe annual maintenance outages.]

Well field and Gathering System:

●	[Confirm monthly and weekly preventive maintenance done as per schedule.]
●	[Describe planned and unplanned maintenance outages.]
●	[Describe annual maintenance outages.]

OEC Units:

●	[Confirm monthly and weekly preventive maintenance done as per schedule.]
●	[Describe planned and unplanned maintenance outages.]
●	[Describe annual maintenance outages.]

3	Environmental Compliance Status

[Reporting guidance: Please include results of monthly H2S monitoring program as a report attachment]

4	Power Plant Safety Monthly Status

Event	Date
Last Safety and Health Committee Training	[_____]
Last Safety and Health Committee Meeting	[_____]
Last Basic Occupational Safety and Health Training	[_____]
Last Safety and Health meeting held (all)	[_____]
Last Annual Fire Fighting Course	[_____]
Last CPR and First Aid course	[_____]
Last Safety Emergency Response Plan Review	[_____]
Last Occupational Accident/Incident Committee Training	[_____]

Schedule 6.05(d) - 3

Health and Safety Report

(The total lost time work hours logged during the specified reporting period should be reported to the appropriate regulatory agency.)

Non-Fatal Injures	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year-To-Date
Number of Injuries[3]
Lost time less than one day
Lost time up to 3 days[4]
Lost time more than 3 days[5]
Total Number of Injuries
Time Lost (number of whole days)
Lost time up to 3 days
Lost time more than 3 days
Total Time Lost (days)

Occupational Illness	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year-To-Date
Number of Positive Diagnoses[6]
Lost time less than one day
Lost time up to 3 days[7]
Lost time more than 3 days[8]
Total Number of Positive Diagnoses
Time Lost (number of whole days)
Lost time up to 3 days
Lost time more than 3 days
Total Time Lost (days)

3  Recorded on the day of the incident.

4  The day on which an incident occurs is not included in the total

5  The day on which an incident occurs is not included in the total

6  Recorded on the day of the positive diagnosis.

7  The day on which an incident occurs is not included in the total.

8  The day on which an incident occurs is not included in the total.

Schedule 6.05(d) - 4

Non-Fatal Injures	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year-to-Date

Fatalities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year-To-Date
Number of Fatalities[9]
Immediate
Within a Month of Injury
Within a Year of Injury
Total Number of Fatalities

ENEE PPA Demonstrated Capacity (MW)	[_____]
Date of Last Demonstrated Capacity Test	[_____]

[Reporting guidance: Please provide spreadsheet file that’s the basis for the tabulated monthly report data below along with the semiannual report .pdf file]

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
OEC 1
Operating Hours
Gross Generation (MWh)
Net Generation (MWh)

OEC 2
Operating Hours
Gross Generation (MWh)
Net Generation (MWh)

9  Recorded at time of death.

Schedule 6.05(d) - 5

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
Plant
Gross Generation (MWh)
Auxiliary Use (MWh)
Energy Sales (MWh)

Scheduled / Preventive Maintenance (MWh)
Unscheduled / Corrective Maintenance (MWh)

Maximum Load (MW)
Minimum Load (MW)
Average Load (MW)
Period Hours
Operating Hours

Total Brine Usage (Tonnes)
Average Brine Temperature
Average Brine Pressure (bar g)

Injection
Total Injected (Tonnes)
Average Injection Temperature

Average Ambient Temperature

5	Comparison Between Operating Budget and Actual Financial Performance

Schedule 6.05(d) - 6

	Actual[10]					Budget[11]
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	Total
1. Salaries, G&A, etc.
1.1 Salaries (fixed monthly portion)
1.2 Salaries (Other)
1.3 Site G&A
1.4 Property Insurance
1.5 Owner G&A
1.6 Housing
1.7 Safety
1.8 Other / Misc.

Total Fixed Costs Budget
2. Spare Parts, Consumables, etc.
2.1 Spare parts, repairs and consumables
2.2 Other / Misc.
Total Variable Costs Budget
3. Wellfield Maintenance / Capex (excluding draw on reserves)
3.1 Well Maintenance and Workovers
3.2 Well Pumping System Maintenance
3.3 CapEx
3.4 Misc.
Total Wellfield Maintenance / Capex Budget
4. O&M Contingencies & misc.
4.1 O&M Contingencies & misc.
5. Corporate Income Taxes
5.1 Cash corporate income taxes
6. TOTAL

Generation and Revenue	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Projected Net Generation (MWh)
Actual Net Generation (MWh)
Budgeted Revenue (M$)
Invoiced Amounts (M$)

10  Sums are in thousand dollars.

11  Sums are in thousand dollars.

SCHEDULE 6.05(d) - 7

SCHEDULE 6.06

Form of Annual Operating Budget

From: January 1st [____]	To: December 31st [____]

(In US$ thousands)	[____] OPERATING BUDGET

	Annual	Comments
1. Salaries, G&A, etc.
1.1 Salaries (Fixed Monthly Portion)	$ [____]	1/12 per month
1.2 Site G&A	$ [____]
1.3 Insurance	$ [____]	1/12 per month
1.4 Owner G&A	$ [____]
1.5 Safety	$ [____]
1.6 O&M Support	$ [____] [12]
Total Fixed Costs Budget	$ [____]

2. Maintenance, Spare Parts, etc.
2.1 Spare Parts	$ [____]
2.2 Other / Misc.	$ [____]
Total Variable Costs Budget	$

3. Wellfield Maintenance	(exc, draw on reserves)
3.1 Wellfield maintenance	$ [____]
3.2 Misc.(*)	$ [____]
Total Wellfield Maintenance / Capex	$ [____]

4. O&M Contingencies & misc.
4.1 O&M Contingencies & misc.	$ [____]
5. Income Taxes
5.1 Income Taxes	$ [____]

6. TOTAL OPERATING BUDGET FOR PERIOD(**), (***)	$ [____]

The Annual Operating Budget above is not evenly spread across the months within the year, with the exception of the items which are commented with “1/12 per month”.

(*) If miscellaneous amount exceeds twenty percent (20%) of total Wellfield Maintenance / Capex Amount, such costs should be further broken-down by category.

(**) Excluding: deposits to reserve accounts, political risk insurance premiums, all royalty charges on revenue to Elcosa, interest on debitory accounts (if any), VAT and hedging costs (if any).

(***) Including: maintenance fee payable to OPIC.

12  Not to exceed in the aggregate $400,000 on an annual basis.

Schedule 6.06 - 1

SCHEDULE 6.12

Worker Rights Action Plan

No.	Action	Due Date
1	Labor Management System
1.1	The Project shall develop and implement human resource policies appropriate to its workforce consistent with IFC Performance Standard 2 and local labor law.	Prior to first disbursement
1.2

The Project shall submit to OPIC evidence of how terms and conditions of work, including wages, hours of work and overtime, benefits entitlements, and access to the employee grievance mechanism are communicated to all workers during the construction phase.

1.3	The Project shall develop and submit to OPIC procedures for monitoring working conditions, including contractor working conditions, at the Site.
1.4	The Borrower shall develop and submit to OPIC evidence of organizational capacity to manage and monitor working conditions at the Site.
2	Security Risk Assessment and Management
2.1

The Project shall submit a Security Management Plan consistent with the IFC Performance Standard 4.

Documentation should be submitted electronically to labor@opic.gov or in hard copy to:

Director, Labor and Human Rights Group

Overseas Private Investment Corporation

1100 New York Avenue, N.W.

Washington, D.C. 20527

Schedule 6.12 - 1

SCHEDULE 7.01

Liens

None.

Schedule 7.01 - 1

SCHEDULE 7.02

Indebtedness

None.

Schedule 7.02 - 1

SCHEDULE 7.07

Leases

Lessor	Purpose	Amount of Purchase Orders Issued as of October 4, 2017	Amount of Purchase Orders expected to be issued
La Union Municipality	Area for construction of plant components.	HNL 90,000 per annum indexed at 2% following the second operation year.	No additional amounts are expected

Schedule 7.07 - 1

Schedule 8.03

Arbitration Provisions

The provisions of this Schedule 8.03 shall apply to any arbitration under Section 8.03 of this Agreement.

1.            Place of Arbitration; Language.

(a)	The seat of the arbitration shall be The City of New York, New York, U.S.A.

(b)

The language of the arbitration shall be English. All hearings shall be conducted in English, all awards and orders shall be issued in English, and all communications, pleadings and documentary evidence shall be presented in English. If any documents are not in English, the offering Arbitration Party shall provide English translations thereof at its own expense.

2.            Arbitral Tribunal.

(a)	Number of Arbitrators

The Arbitral Tribunal shall consist of three arbitrators appointed in accordance with Section 2(b) of this Schedule 8.03, unless, within twenty (20) days after the receipt by the respondent of the notice of arbitration, the Arbitration Parties shall have agreed that the Arbitral Tribunal consist of only one arbitrator, and shall have agreed on the identity of such arbitrator.

(b)	Appointment of Arbitral Tribunal – Three Arbitrators

(i)

If the Arbitral Tribunal is to consist of three arbitrators, each Arbitration Party shall nominate one arbitrator. The claimant shall nominate an arbitrator at the same time as serving the notice of arbitration. The respondent shall nominate an arbitrator within twenty (20) days of receipt of notice of the claimant’s nomination. If either Arbitration Party fails to nominate an arbitrator within such time limits, the other Arbitration Party may request that the International Centre for Dispute Resolution (the “Administrator”) appoint the second arbitrator. The Administrator shall promptly make such appointment, and may exercise its discretion (subject to Section 2(c) hereof) in making such appointment. The two arbitrators thus appointed shall choose the third arbitrator who will act as the presiding arbitrator of the Arbitral Tribunal.

(ii)

If within twenty (20) days after the appointment of the second arbitrator the two arbitrators have not agreed on the choice of the presiding arbitrator, the Administrator shall promptly appoint the presiding arbitrator using the following list-procedure, unless (x) all Arbitration Parties agree that the list-procedure should not be used or (y) the Administrator determines in its discretion that the use of the list-procedure is not appropriate for the case:

Schedule 8.03 - 1

(A)     At the request of one of the Arbitration Parties the Administrator shall communicate to the Arbitration Parties an identical list containing at least three names;

(B)     Within ten (10) days after the receipt of this list, each Arbitration Party may return the list to the Administrator after having deleted the name or names to which it objects and numbered the remaining names on the list in the order of its preference;

(C)     After the expiration of the above period of time, the Administrator shall promptly appoint the presiding arbitrator from among the names approved on the lists returned to it and in accordance with the order of preference indicated by the Arbitration Parties; provided, however, that if no approved names remain on the lists returned to it, the Administrator shall promptly appoint the presiding arbitrator in accordance with the Rules.

(D)     In making the appointment, the Administrator shall have regard to such considerations as are likely to secure the appointment of an independent and impartial arbitrator.

(c)	Qualifications.

Each arbitrator, in addition to meeting the qualification requirements of the Rules, (i) shall be fluent in the English language, and (ii) shall be an attorney admitted to the bar of the State of New York, U.S.A., with experience in international investment and finance.

3.           Expedited Proceedings

Unless the Arbitration Parties agree otherwise, the Arbitral Tribunal shall issue its final award within nine (9) months from the date that the Arbitral Tribunal is constituted. Any time limit set by the Rules, the Administrator or the Arbitral Tribunal shall be extended only for extraordinary reasons (as determined in the sole discretion of the Arbitral Tribunal), unless otherwise agreed by the Arbitration Parties.

4.            Consolidation

An Arbitral Tribunal shall have the power, at the request of an Arbitration Party, to consolidate any two or more arbitrations commenced pursuant to Section 8.03 hereof; provided, however, that no such consolidation shall be ordered unless (i) the time limits referred to in Section 3 of this Schedule 8.03 can be complied with notwithstanding such consolidation, and (ii) the Arbitration Parties in the consolidated arbitration confirm the appointment of the Arbitral Tribunal.

Schedule 8.03 - 2

EXHIBIT A-1

Form of NEW YORK LAW Promissory Note

For Fixed Rate Notes please follow the form set forth in Exhibit A-1 of the OPIC Funding Agreement. For Weekly Rate Notes, if any, please follow the form set forth in Exhibit A-2 of the OPIC Funding Agreement.

Exhibit A-1 - 1

EXHIBIT A-2

Form of HONDURAN LAW PAGARÉ

ON DEMAND PROMISSORY NOTE FOR

U.S.$ [________]

I, [Insert name of signatory] in my capacity as legal representative of GEOTÉRMICA PLATANARES, S.A. DE C.V. (hereinafter the “Borrower”), by this PROMISSORY NOTE hereby promise to pay unconditionally, in name and representation of the Borrower, to the order of OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America in [Insert place and account number where the payments shall be made], ON DEMAND and NOT REQUIRED TO BE PROTESTED IN CASE OF NON PAYMENT in Dollars of the United States of America, the sum of [Insert amount of the Pagaré], plus interest at an annual rate, equal to the sum of (i) [Certificate Interest Rate][13] plus (ii) three point five percent (3.50%) per annum (“Interest Rate”); such Interest Rate to be paid quarterly. If this Promissory Note is not paid in full upon presentation, the Borrower hereby agrees to pay a default interest rate equal to two percent (2%) per annum (“Default Interest Rate”) in addition to the Interest Rate from the date the amount owed was due and not paid until the date such amount is paid in full; this shall not be considered as an extension or respite for the fulfilment of this obligation. For purposes of Article 536 of the Commerce Code, the presentation term is hereby extended to [insert term equal to one year beyond the loan repayment schedule) i.e.: 16 years)] from the date hereof.-

In witness of, I hereby sign in [Insert place] this [Insert date] (__) of [Month] of the year two thousand [Year] (20__).

_______________________________________

GEOTÉRMICA PLATANARES, S.A. DE C.V.

By:

Title:

PAGARÉ A LA VISTA POR

U.S.$ [________]

Yo, [Insertar nombre representante], actuando en mi condición de representante legal de la Sociedad GEOTÉRMICA PLATANARES, S.A. DE C.V. (en adelante la “Deudora”), por medio del presente PAGARÉ, prometo pagar incondicionalmente, en nombre y representación de la Deudora, a la orden de OVERSEAS PRIVATE INVESTMENT CORPORATION, una agencia de los Estados Unidos de América en [Insertar lugar y cuenta de banco en la cual se debe hacer el pago], A LA VISTA Y SIN PROTESTO, y en Dólares de los Estados Unidos de América, la suma de [Insertar monto del Pagaré], más intereses a una tasa anual equivalente a la suma de: (i) [Certificate Interest Rate] más (ii) tres punto cinco por ciento (3.50%) anual (la “Tasa de Interés”) pagaderos estos intereses trimestralmente. Si este Pagaré no fuere pagado totalmente a su presentación, la Deudora se obliga a pagar durante todo el tiempo que permanezca total o parcialmente insoluto, un interés moratorio equivalente a dos por ciento (2%) anual (“Interés Moratorio”) adicional a la Tasa de Interés desde la fecha en que el pago debió realizarse y no fue realizado y hasta la fecha en que la cantidad adeudada sea pagada en su totalidad, sin que por esto se considere que haya prórroga, quita o espera para el cumplimiento de esta obligación. Para los efectos de lo dispuesto en el Artículo 536 del Código de Comercio, queda ampliado el plazo de su presentación a [Insertar plazo total del préstamo más un año, ej: 16 años] contados a partir de la presente fecha.

En fe de lo cual firmo en [Insertar lugar de emisión] a los [Insertar fecha] (_____) días del mes de [mes] del año dos mil [___] (20__).

______________________________________

GEOTÉRMICA PLATANARES, S.A. DE C.V.

Nombre:

Cargo:

13 Certificate Interest Rate to be determined.

Exhibit A-2 - 1

EXHIBIT A-3

Form of AUTHORIZATION TO COMPLETE

[__] de [__________] de 2018

[    ]

[    ]

[    ]

Asunto: Autorización relacionada a Pagaré emitido en relación a financiamiento a favor de GEOTÉRMICA PLATANARES, S.A. DE C.V.

Estimados Señores:

Hacemos referencia al: (i) contrato denominado en idioma inglés como “Finance Agreement” y que en idioma español se traduce a Contrato de Crédito celebrado en fecha [____] de 2018 entre OVERSEAS PRIVATE INVESTMENT CORPORATION y GEOTÉRMICA PLATANARES, S.A. DE C.V.; y (ii) Pagaré por la suma de US$ [ ] suscrito por GEOTÉRMICA PLATANARES, S.A. DE C.V. a favor de OVERSEAS PRIVATE INVESTMENT CORPORATION (dicho pagaré relacionado como el “PAGARÉ”).

En relación a lo anterior, GEOTÉRMICA PLATANARES, S.A. DE C.V., manifiesta lo siguiente:

I. Que GEOTÉRMICA PLATANARES, S.A. DE C.V., por medio de la presente autoriza e instruye de manera irrevocable a:

OVERSEAS PRIVATE INVESTMENT CORPORATION por sí, y/o cualquiera de sus representantes y/o agentes debidamente autorizados completen y/o satisfagan a su libre discreción la información relativa a la fecha de pago en el PAGARÉ en caso de emitir OVERSEAS PRIVATE INVESTMENT CORPORATION de conformidad al Contrato de Crédito, una notificación de que ha ocurrido un Evento de Incumplimiento, en idioma inglés “Event of Default”, bajo el Contrato de Crédito.

II. Que GEOTÉRMICA PLATANARES, S.A. DE C.V., tendrá, a partir del momento en que se realicen, por bien hechas todas las acciones tomadas por OVERSEAS PRIVATE INVESTMENT CORPORATION y/o cualquiera de sus representantes debidamente autorizados cuando dichas acciones se hayan tomado en base a la autorización e instrucción conferida bajo el presente documento; y como consecuencia de ello, GEOTÉRMICA PLATANARES, S.A. DE C.V., libre y expresamente renuncian de manera irrevocable a entablar acciones y/u oponer excepciones judiciales o extrajudiciales en contra de cualquiera de estos, derivadas de cualquier controversia o conflicto relacionado directa o indirectamente con esta autorización e instrucción irrevocable, ya sea de su naturaleza, interpretación, cumplimiento, ejecución o terminación de la misma, pues reconocen que todo lo aquí pactado resguarda los intereses de OVERSEAS PRIVATE INVESTMENT CORPORATION en el Crédito que conferirá a GEOTÉRMICA PLATANARES, S.A. DE C.V.

Emitida el día de hoy ___ de [__________] en la ciudad de San Pedro Sula, Cortés, República de Honduras.

GEOTÉRMICA PLATANARES, S.A. DE C.V.

Firma:     ________________________________

RECIBIDO Y ACEPTADO:

Firma:     ________________________________

Exhibit A-3 - 1

EXHIBIT B

Form of DISBURSEMENT REQUEST

[ON BORROWER LETTERHEAD]

[____], 20[__]

Overseas Private Investment Corporation

1100 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attention:     Vice President for Structured Finance and Insurance

And attn:      Managing Director, Portfolio Management Division

Disbursement Request

Dear Sir or Madam:

Reference is made to the Finance Agreement (OPIC No. 9000003553) dated as of [___], 2018 (the “Agreement”) between Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), and Overseas Private Investment Corporation (“OPIC”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 5.01 of the Agreement, notice is hereby given that the undersigned requests a Disbursement as follows:

1.	Amount of Disbursement: $[_____]

2.	Closing Date: [__________]’[14]

3.	D-U-N-S® Number: [__________]

4.	The Borrower does not have a U.S. Taxpayer Identification Number because it is not a U.S. entity and does not conduct any business or activities in the U.S.

14 Not less than 20 Business Days from the date OPIC receives this Disbursement Request. Please note that OPIC’s ability to make disbursements will be limited and subject to mutual agreement of an acceptable Closing Date at certain times during the year, including approximately the last two weeks of September and December (the limitation in December usually only applies to investment guaranties and not direct loans).

Exhibit B-1

A.          PROCEEDS AND ADDITIONAL INFORMATION

I, [__________], the [_____]15 of the Borrower, DO HEREBY CERTIFY that:

1.	Attached hereto as Annex 1 is a schedule setting forth the Project Costs to which the present Disbursement:

a.

[will be applied, for which the proceeds of this Disbursement are presently needed or will be needed in the ninety (90) days following the Closing Date, including each [written contract][confirmed purchase order][invoice] for such costs, indicating the amount payable, due date, and services performed or to be performed and/or goods delivered or to be delivered (as applicable);

[and/or]]

b.

has been applied and for which the Borrower seeks reimbursement (to the extent such costs exceed required equity contributions) through the proceeds of this Disbursement, including each [written contract][confirmed purchase order][invoices] [audited financial statements] for such costs, indicating the amount paid and services performed and/or goods delivered, and evidence of such payment in the form of [wire transfers][delivery receipt][customs declaration][copies of cancelled checks or cashier’s checks];

in each case, with respect to any Project Costs set forth in Annex 1 that will be paid to any Affiliate of the Borrower or any of the Ormat Parties, together with evidence in the form of [auditor’s confirmation and supporting general ledger][confirmed purchase order][invoice]. The payment of such Project Costs will not constitute a Restricted Payment, and, following payment to any such Affiliate, the Borrower will owe no Indebtedness to such Affiliate, except for Indebtedness subordinated to OPIC pursuant to the Ormat Parties Subordination Agreement or as shall be otherwise satisfactory to OPIC in its sole discretion.

2.	Attached hereto as Annex 2 is the schedule of wire transfer instructions for transfer of the proceeds of the Disbursement.

3.

[Attached hereto as Annex 3 is a schedule setting forth the Project Costs to which the prior Disbursements have been applied, including each [written contract][confirmed purchase order][invoice][audited financial statement] for such costs, indicating the amount paid, payment date, services performed and/or goods delivered, and evidence of such payment in the form of [wire transfers][delivery receipt][customs declaration][copies of cancelled checks or cashier’s checks];][16]

4.	Attached hereto as Annex 4 is a schedule setting forth the mandatory prepayment events (as set forth in Section 2.05 of the Agreement) that have occurred or continue to occur as of the date hereof.

5.

[Attached hereto as Annex 5 is evidence that the special committee appointed for the purpose of Congressional Approval of the La Bufa Lease by the National Congress of Honduras has recommended the La Bufa Land Lease Agreement for approval. The Borrower has not been notified of any objections to such approval by the National Congress of Honduras.][17]

15 Title of Authorized Officer.

16 Not applicable to first Disbursement.

Exhibit B-2

B.           CONDITIONS PRECEDENT SATISFIED

1.	As of the date that is ten (10) days prior to the Closing Date, each of the conditions set forth in [Articles IV and V][18] [Article V][19] will be satisfied.

2.	[Without limiting the foregoing and for purposes of confirming to OPIC the satisfaction of certain of the conditions set forth or referenced in Section 4.13 of the Agreement, I hereby certify that:

a.	The representations and warranties of the Borrower set forth in Section 3.01(l), of the Agreement are true and correct in all respects.

b.	All Works related to the Project have been carried out in a manner consistent with International Finance Corporation’s Performance Standards 1, 3, 4, 5, 6 and 8 (January 1, 2012).[20]

c.

All Works related to the Project have been carried out in a manner consistent with International Finance Corporation’s Performance Standard 2 (January 1, 2012) [except for the deviations and/or resolutions listed in Annex [___] hereto.][21]

d.

All Works necessary for safe and sustained commercial operations have been completed in accordance with the Project Documents and paid for on commercially reasonable terms except for any Works remaining to be completed as set forth in Schedule 4.13(b)(ii) of the Agreement. Sufficient funds have been held in reserve by the Borrower to pay for such Works, if any, remaining to be completed.[22]

e.

The Borrower has caused to be submitted any and all notices to Governmental Authorities that are required by Applicable Law in Honduras regarding community and stakeholder engagement, archeological finds, environmental matters, or matters of health, safety or security.

f.	There have not been any security incidents, displacements of persons or chance archeological finds associated with the Project.

g.

The Borrower and its contractors have taken commercially reasonable measures to address the risks identified in the Social Risk Assessment of Platanares Geothermal Project conducted by Social Capital Group in October 2016.

h.	The Borrower has developed and maintained the geothermal resource, the wells and the surface facilities in accordance with the ENEE PPA, the Agreement and Good Industry Practice.]

17 Only applicable for first Disbursement.

18 Only applicable for first Disbursement.

19 Only applicable for subsequent Disbursements.

20 Include in certificate only for first Disbursement.

21 Include in certificate only for first Disbursement.

22 Include in certificate for first Disbursement.

Exhibit B-3

3.

[Pursuant to Section [6.05(f)] of the Agreement, I hereby certify that the Borrower has completed the noise assessment referenced in Section 3.1 of the ESAP and is in compliance with the noise standards contained within IFC 2007 Environmental, Health, and Safety General Guidelines].[23]

[Signature page follows]

23 Include in certificate for final Disbursement, to occur after noise assessment date and on or about the date the True-Up Confirmation is provided.

Exhibit B-4

C.     AUTHORIZED OFFICER’S CERTIFICATION

I am an Authorized Officer of the Borrower and have the power to bind the Borrower herein and affirm that I am authorized to make the above certifications on behalf of the Borrower.

Very truly yours,

GEOTÉRMICA PLATANARES, S.A. DE C.V.

By: _____________________________________

Name: __________________________________

Its: _____________________________________

Exhibit B-5

Annex 1 to

Disbursement Request

Project Costs

1.      The present Disbursement will be applied to the following Project Costs to be incurred:

A.          [      ]

B.          [      ]

C.          [      ]

2.      The Project Costs referred to in item (1) above are evidenced by one of the following, in accordance with Accounting Standards, copies of which are attached:

For Goods: Supplier’s invoice, bill of lading, purchase orders or customs declaration.

For Services other than those covered by the Warranty Agreement: Service provider’s claim, purchase order or invoice.

For Services covered by the Warranty Agreement: Claim, invoice or purchase order from contractor.

3.      The present Disbursement will be applied to the following Project Costs which have already been incurred:

A.          [      ]

B.          [      ]

C.          [      ]

4.      The Project Costs referred to in item (3) are evidenced by one of the following, in accordance with Accounting Standards:

Third-party independent audit opinion: From a firm previously approved by OPIC, opining as to scheduled capital and operating expenditures.

Independent audited Financial Statements: For expenditures from a prior Fiscal Year, if such audit provides sufficient detail as to the specific capital and operating expenditures which to be reimbursed by the Disbursement.

Other: each [written contract][confirmed purchase order][customs declaration][other evidence] for such costs, indicating the amount payable, due date, and services performed or goods delivered; together with copies of such [written contract][confirmed purchase order][customs declaration][other evidence].

Exhibit B - Annex 1 - 1

Annex 2 to

Disbursement Request

Wire Transfer Instructions for Direct Loans

Please complete one funds transfer box for each transfer requested for this Disbursement. If more than one funds transfer is requested, please copy the relevant table below and add a new “Funds Transfer #[__]” below Funds Transfer # 1. In addition, add or delete sections from the table as needed (for example, if only one wire transfer to a U.S. account is requested, please fill out the U.S. account table and delete the foreign account table under Funds Transfer # 1). Please ensure that the total of all transfers adds up to the total Disbursement amount.

1.	If the ultimate recipient account is in the United States, there are two potential transfer mechanisms:
●	For transfer amounts < $100,000, Automated Clearing House (“ACH”) transfers are used.
●	For transfer amounts ≥ $100,000, regular wire transfers are used.

Please be aware that some U.S. banks have a different 9-digit ABA number for ACH transfers vs. regular wire transfers.

2.	If the ultimate recipient account is outside the United States, there are two potential transfer mechanisms:
●

OPIC prefers to use the U.S. Treasury Department’s International Treasury Services (“ITS”) system to send funds directly to foreign recipient accounts. Countries where ITS transfers may be sent are listed at the following URL: http://www.fms.treas.gov/itsgov/destvendor.html

●

If the recipient’s bank account is in a jurisdiction where the ITS system is not available, then the recipient will need to provide OPIC with the information needed to enable OPIC to send the funds to the recipient’s bank through a U.S. correspondent bank. If this is the case, please ask your OPIC contact for the Non-ITS Wire Transfer Instruction Template.

A.	Funds Transfer # 1:

If the ultimate recipient account is in the U.S., please complete the following table:
Transfer Information	Amount of Transfer
Payee Name:	$[________]
Payee U.S. Tax ID # (if applicable):
Bank Name:
Bank ABA Routing #: [Bank ABA Routing # for ACH payments][24] [Bank ABA Routing # for wires][25]
Payee’s Account #:
Account Name (if different from Payee Name):
Reference Info (optional):

24 Use if transfer is less than $100,000.

25 Use if transfer is greater than or equal to $100,000.

Exhibit B - Annex 2 - 1

If the ultimate recipient account is not in the U.S., please complete the following table:
Transfer Information	Amount of Transfer
Payee Name:	$[__________]
Payee U.S. Tax ID # (if applicable):	(any amount may be sent this way)
Payee’s Account #:
Bank SWIFT Code:
Bank Name:
Bank Address:
IBAN Code (if avail):
Reference Info (optional):

Note: If a Non-ITS International Transfer is being used, please paste those instructions here.

B.	Amounts to be Withheld for OPIC Payables (delete if not applicable):

Internal Transfer to OPIC for [Principal] / [Interest] / [Facility Fee] / [Commitment Fee]	$[________]

C.	Total:

Total of All Funds Transfers and Amounts Withheld for OPIC Payables (should equal the aggregate amount of the Disbursement requested)	$[________]

Exhibit B - Annex 2 - 2

[Annex 3 to

Disbursement Request]26

Application of Prior Disbursements

1.

2.

3.

Attached hereto, with respect to each item listed above, is the corresponding [written contract][confirmed purchase order] or invoice for such costs, indicating the amount paid, due date, and services performed and/or goods delivered, and evidence of such payment in the form of [wire transfers][delivery receipt][customs declaration][copies of cancelled checks or cashier’s checks].

26 This annex is not applicable for the first Disbursement.

Exhibit B - Annex 3 - 1

[Annex 4 to

Disbursement Request]

Mandatory Prepayment Events

1.

2.

3.

Exhibit B - Annex 4 - 1

EXHIBIT C-1

Form of Authorization Certificate of the Borrower

[ON BORROWER LETTERHEAD]

This Certificate is given on behalf of Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), pursuant to Section 4.02 of the Finance Agreement (OPIC No. 9000003553) dated as of [___], 2018 (the “Agreement”) between the Borrower, and Overseas Private Investment Corporation (“OPIC”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

I, [__________], the [__________]27 of the Borrower, on behalf of the Borrower and not in my personal capacity, DO HEREBY CERTIFY that:

1.     Attached hereto as Annex 1 is a true and complete copy [and English translation] of the Escritura de Constitución y Estatutos (the “Articles of Incorporation”) of the Borrower, as amended to date, which are in full force and effect as of the date hereof, together with a [Certificado de Inscripción / Certificación Integra de Asiento], evidencing that such Articles of Incorporation and amendments have been registered with the competent mercantile public registry of San Pedro Sula, Cortés, Honduras.

2.     Attached hereto as Annex 2 are true and complete copies of resolutions [and their respective English translations] duly adopted by the [Board of Directors] of the Borrower [and of all documents evidencing any other necessary corporate or shareholder action taken by the Borrower] to authorize the execution, delivery and performance of the Agreement, the Note(s) and each of the other Transaction Documents to which it is or will be a party, and such resolutions are in full force and effect without amendment as of the date hereof.

3.     The following named individuals whose specimen signatures and titles are set forth opposite their names are authorized to execute and deliver on behalf of the Borrower the Agreement, the Note, each of the other Transaction Documents to which the Borrower is or will be a party, and all other notices or instruments contemplated in the Agreement:

Name	Title	Specimen Signature

Name	Title	Specimen Signature

Name	Title	Specimen Signature

[The above-named individuals must include all Persons who have signed any of the Transaction Documents and any Person who will deliver any document, notice, or instrument contemplated by the Agreement in the future, including a [Financial Officer].]

27 Title of Authorized Officer

Exhibit C-1 - 1

4.           Defaults. No Default or Event of Default has occurred and is continuing. The Borrower is not in breach of any provision of any contract to which the Borrower is a party, which breach could reasonably be expected to be a Material Adverse Effect.

5.           Compliance with Law; Corrupt Practices.

(i)     The Borrower is conducting its business in compliance in all material respects with all Applicable Laws, Consents and its Charter Documents.

(ii)     Without limiting the effect of clause (i), to the extent applicable, the Borrower and its officers, directors, employees, and agents, have complied with all applicable Corrupt Practices Laws in obtaining any Consents in respect of the Borrower’s business and the Project, and are otherwise conducting the Project and the Borrower’s business in compliance with applicable Corrupt Practices Laws. No Person acting on the Borrower’s behalf has made any Prohibited Payment with respect to the Project or any Transaction contemplated by the Transaction Documents.

WITNESS my hand this [_____] day of [__________], 20[__].28

____________________________

By: [_______________________]

Title: [_____________________]

I, [__________], the [_____]29 of the Borrower, DO HEREBY CERTIFY that [______________]30 is, and at all times since [__________], 20[__] has been, duly elected and qualified as [______]31 of the Borrower, and that the signature of such [Title] set forth above is true and genuine.

WITNESS my hand this [_____] day of [__________], 20[__].32

____________________________

By: [_______________________]

Title: [_____________________]

28 Must be dated the Closing Date.  Leave month and day blank and provide written authorization for OPIC to fill in the Closing Date.

29 Title

30 Name of person giving certification

31 Title

32 Must be dated the Closing Date.  Leave month and day blank and provide written authorization for OPIC to fill in the Closing Date.

Exhibit C-1 - 2

EXHIBIT C-2

Form of Authorization Certificate of the ShareholdeR

[ON SHAREHOLDER LETTERHEAD]

This Certificate is given on behalf of [__________], a [__________] organized and existing under the laws of [__________] (the “Shareholder”), pursuant to Section 4.02 of the Finance Agreement (OPIC No. 9000003553) dated as of [___], 2018 (the “Agreement”) between Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), and Overseas Private Investment Corporation (“OPIC”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

I, [__________], the [__________]33 of the Shareholder, on behalf of the Shareholder and not in my personal capacity, DO HEREBY CERTIFY that:

1.        Agreement. The Shareholder is familiar with the terms of the Agreement and has made or caused to be made such examination or investigation as is necessary to enable it to express an informed opinion as to the matters set forth below.

2.         Charter Documents. Attached hereto as Annex 1 is a true and complete copy [and English translation] of the Charter Documents of the Shareholder as amended to date, which are in full force and effect as of the date hereof[, together with [________], evidencing that such [Charter Documents] have been registered with the competent governmental agencies and authorities in [_____]].

3.          Resolutions. Attached hereto as Annex 2 are true and complete copies of resolutions duly adopted by the [Board of Directors] of the Shareholder [and of all documents evidencing any other necessary corporate or shareholder action taken by the Shareholder] to authorize the execution, delivery and performance of the Transaction Documents to which it is or will be a party, and such resolutions are in full force and effect without amendment as of the date hereof.

4.         Existence and Power. The Shareholder (i) is a [______] duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (ii) is duly authorized to do business in each jurisdiction in which it conducts business; and (iii) has the power to own its properties, and carry on its business.

5.        No Conflict with Shareholder Agreements. The execution, delivery, and performance by the Shareholder of each of the Transaction Documents to which it is or is contemplated to be a party will not breach the Charter Documents of the Shareholder or any agreement or other requirement by which the Shareholder or any of its properties may be bound or affected.

6.      Share Capital. [(i) The Sponsor holds the direct legal and beneficial title to OII’s share capital; (ii) OII holds the direct legal and beneficial title to Ormat Holding Corp.’s share capital; (iii) Ormat Holding Corp. holds the direct legal and beneficial title to the Intermediate Shareholder’s share capital; (iv) the Intermediate Shareholder holds the direct legal and beneficial title to OrPower 19’s share capital; and (v) OrPower 19 holds the direct legal and beneficial title to the Borrower’s ordinary share capital (excluding the Preferred Nonvoting Share).]34

33 Title of Authorized Officer

Exhibit C-2 - 1

7.     Adequate Financial Means. The Shareholder (i) has capital sufficient to carry on its businesses and transactions and all businesses and transactions in which it engages, (ii) is able to pay its debts as they mature and (iii) owns property and other assets having a value, both at fair valuation and at present fair saleable value, greater than the total amount of the probable liabilities of the Shareholder on its debts and obligations as they become absolute and matured.

8.     Defaults.

(i)     Each of the representations and warranties of the Shareholder set forth in each of the Financing Documents to which it is a party is true and correct in all material respects (except with respect to any provision including the word “material” or words of similar import, with respect to which such representations and warranties are true and correct) as of the date hereof after giving effect to such Disbursement or, if any such representation relates exclusively to an earlier date, as of such earlier date.

(ii)     Both before and after giving effect to the Disbursement, to the knowledge of the Shareholder, no Default or Event of Default has occurred or is continuing.

9.     Compliance with Law; Corrupt Practices.

(i)     The Shareholder is conducting its business in compliance with all Applicable Laws and its Charter Documents.

(ii)     Without limiting the effect of clause (i), to the extent applicable, each of the Borrower and the Shareholder, and its officers, directors, employees, and agents, have complied with all applicable Corrupt Practices Laws in obtaining any Consents in respect of the Borrower’s business and the Project, and are otherwise conducting the Project and the Borrower’s business in compliance with applicable Corrupt Practices Laws. The Shareholder has not made any Prohibited Payment with respect to the Project or any Transaction contemplated by the Transaction Documents.

10.     Material Adverse Effect. There has been no event, condition or change known to the Shareholder in respect of the Project or the Borrower, the existence of which could reasonably be expected to be a Material Adverse Effect.

11.      Incumbency.      The following named individuals whose specimen signatures and titles are set forth opposite their names are authorized to execute and deliver on behalf of the Shareholder the Transaction Documents to which the Shareholder is or will be a party, and all other notices or instruments contemplated thereunder:

Name	Title	Specimen Signature

Name	Title	Specimen Signature

Name	Title	Specimen Signature

34 Inclusion of certifications (i)-(v) to be adjusted depending on Shareholder issuing the certificate.

Exhibit C-2 - 2

[The above-named individuals must include all Persons who have signed any of the Transaction Documents and any Person who will deliver any document, notice, or instrument contemplated by the Agreement in the future, including a [Financial Officer].]35

WITNESS my hand this [_____] day of [__________], 20[__].36

By:
Title:

I, [__________], [___]37 of the Shareholder, DO HEREBY CERTIFY that [______]38 is, and at all times since [__________], 20[__] has been, duly elected and qualified as [____]39 of the Shareholder, and that the signature of such [_____]40 set forth above is true and genuine.

WITNESS my hand this [_____] day of [__________], 20[__].41

By:
Title:

35 This is only necessary if the Shareholder is executing Transaction Documents or will be delivering Certified financials or other documents on an on-going basis.  Note that Financial Statements should be required from any person giving a personal guaranty.

36 Must be dated the Closing Date.  Leave month and day blank and provide written authorization for OPIC to fill in the Closing Date.

37 Title

38 Name of Person giving certification

39 Title

40 Title

41 Must be dated the Closing Date.  Leave month and day blank and provide written authorization for OPIC to fill in the Closing Date.

Exhibit C-2 - 3

EXHIBIT D

Form of CLOSING Certificate

[ON BORROWER LETTERHEAD]

[_____], 20[__] 42

This Certificate is given on behalf of Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), pursuant to Section 5.05 of the Finance Agreement (OPIC No. 9000003553) dated as of [___], 2018 (the “Agreement”) between the Borrower and Overseas Private Investment Corporation (“OPIC”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

I, [__________], the [__________]43 of Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), DO HEREBY CERTIFY on behalf of the Borrower and not in my individual capacity that:

1.     I am familiar with the terms of the Agreement.

2.     Both before and after giving effect to the Disbursement, no Default or Event of Default has occurred or is continuing and as of the date hereof, nothing has occurred and is continuing that could be a Material Adverse Effect.

3.     All of the certifications contained in the Disbursement Request dated [__________] remain true and correct and in full force and effect[.][, except for the following:

a.	[______________]
b.	[______________]]

4.      [In addition, I hereby certify that [_________]]’44

5.     Attached hereto as Annex 1 is a list of any and all deviations of the Borrower from IFC Performance Standard 2 and/or any resolutions since the prior Disbursement to deviations from IFC Performance Standard 2 previously disclosed to OPIC.

42 Must be dated the Closing Date.  Leave month and day blank and provide written authorization for OPIC to fill in the Closing Date.

43 Title of Authorized Officer

44 [Placeholder for any confirmations requested in the form of Disbursement Request that were not available. Relevant only if OPIC agrees to defer certification to the relevant Disbursement Date in which written confirmation of status will be necessary for COP’s launch.]

Exhibit D - 1

6.      [Attached hereto as Annex 2 [are][is a] true and complete [copies][copy] (and [their][its] respective English translation[s]), including all amendments to date, of the following documents[s], which [are][is] in full force and effect in accordance with [their][its] terms as of the date hereof:

i.	[List document to be Certified]; and
ii.	[List document to be Certified].][45]

WITNESS my hand on the date first written above.

GEOTÉRMICA PLATANARES, S.A. DE C.V.

By:

Name:

Its:

45 Include this provision if there are documents that must be Certified pursuant to the Agreement.  If there are many documents that need to be Certified, consider having all documents Certified in a separate certificate (in which case, this provision may be deleted).

Exhibit D - 2

Annex 1

IFC Performance Standard 2 - Deviations and/or Resolutions

[Borrower to provide]

Exhibit D - Annex 1 - 1

EXHIBIT E

[ON INDEPENDENT ENGINEER LETTERHEAD]

Form of INDEPENDENT ENGINEER Certificate

Issued by:

Lummus Consultants International, Inc. (“Lummus”), 3600 West Sam Houston Parkway, Suite 400, Houston, TX 77042 in the role of “Independent Engineer” pursuant to the appointment letter signed by Overseas Private Investment Corporation for Geotérmica Platanares, S.A. de C.V. dated May 5, 2016 (the “Appointment”)

Lender:	Overseas Private Investment Corporation (“OPIC”), 1100 New York Avenue, N.W., Washington, D.C. 20527-0001

Borrower:	Geotérmica Platanares, S.A. de C.V. (the “Borrower”), Plaza Saavedra, Modulo #20 y 21 Bo. Mercedes, 1a Calle NE 3a Av NE Frente a Hotel VIP Copán Santa Rosa de Copán HONDURAS

Date of issue:	[_________], 20[__]

Finance Agreement:	Finance Agreement (OPIC No. 9000003553)

Disbursement:	[___] Disbursement

Reference is made to the Finance Agreement (OPIC No. 9000003553), dated as of [___], 2018, 2018 (the “Agreement”) by and between the Borrower and OPIC (each, as defined above). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

The Independent Engineer hereby submits this certificate (the “Certificate”) pursuant to [Section 4.13 and]46 Section 5.13 of the Agreement.

The Independent Engineer has discussed matters set forth in this Certificate, where it deems such discussions to be pertinent, with the Borrower and appropriate third parties. The Independent Engineer has performed the services required in connection with the delivery of this Certificate in a professional manner using sound project management and supervisory principles and procedures in accordance with the standard of care for the level of services as practiced by consulting engineers on similar assignments concerning generation facilities similar to the Project. The Independent Engineer hereby represents that it has the required skills and capacity to perform such services in the foregoing manner and has made such reviews, examinations and investigations as the Independent Engineer believes in its professional judgment to be reasonably necessary for the purposes of making the certifications set forth herein.

46 Use for first Disbursement.

Exhibit E - 1

On the basis of the foregoing and on the understanding and assumption (after due inquiry) that the Independent Engineer has been provided true, correct and complete information from such other parties as to the matters set forth herein, the Independent Engineer hereby makes the following certifications:

1.	The Disbursement Request referenced above requests funding for Project Costs that have been incurred as of the date of the Disbursement Request.

2.	[The final report prepared by the Independent Engineer dated as of [_____] and delivered to OPIC on [_____] is complete and accurate in all material respects as of the date hereof].[47]

3.

We have found no indications that the Borrower has not developed and maintained the geothermal resource, the wells and the surface facilities in accordance with the ENEE PPA, the Agreement and Good Industry Practice.

4.

[Works necessary for safe and sustained commercial operations (except for matters related to slope stability pending completion pursuant to Schedule 4.13(b)(i) of the Agreement) have been completed in accordance with the Project Documents that we have reviewed and have been paid for on an arm’s length basis, except those listed in Schedule 4.13(b)(ii) of the Agreement. Sufficient funds have been held in reserve by the Borrower to pay for such Works, if any, remaining to be completed.][48]

5.

[To the best of the Independent Engineer’s knowledge (after due inquiry), all such Works have been carried out in a manner consistent with International Finance Corporation’s Performance Standards 3 (it being understood that the Independent Engineer has not assessed compliance that all wastes generated during construction and operation, including hazardous wastes, sanitary wastes and drilling fluids, have been appropriately disposed of and that that no major environmental incidents, such as big spills, occurred, and if they did occur, that appropriate actions were taken to clean up) and 4 (January 1, 2012) and has not conducted a detailed verification.][49]

6.	[COD has been reached in accordance with the ENEE PPA as confirmed by the issuance of the Commercial Operation Start Certificate].[50]

7.

[To the best of the Independent Engineer’s knowledge (after due inquiry), all Consents with respect to air emissions, discharges to surface water or ground water, noise emissions, solid or liquid waste disposal, the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes, or other environment, health and safety and social performance matters required for construction and operation of the Project or otherwise under Applicable Law for the Project have been issued as required since commencement of construction and through the date hereof.]

47 Include in certificate for first Disbursement.

48 Include bracketed language in certificate for first Disbursement.

49 Include in certificate for first Disbursement.

50 Include in certificate for first Disbursement.

Exhibit E - 2

8.

The Independent Engineer has performed such inspections, observations, analyses and other procedures which it has deemed necessary for purposes of this certificate, including a site visit on October 12, 2017, and receiving and reviewing all completion test results [and receiving and reviewing at least six months of operations data].[51]

9.

[Based on performance data from September 1, 2017 through [February 25, 2018], performance has been steady (excluding scheduled ENEE outages), with the Project’s net generation equal to or greater than the Required Plant Capacity.][52]

10.

[Analysis of operational data and Reservoir Monitoring Reports covering at least six months of commercial operations, does not lead us to question (a) the conclusions in the final report prepared by the Independent Engineer dated as of [_____] and delivered to OPIC on [_____] or (b) the assumptions about geothermal reservoir performance and plant capacity used by the Borrower in the Financial Model [, except as set forth in Annex [1].]][53]

The undersigned acknowledges that OPIC will rely on the certifications given herein.

The person signing this Certificate is a duly qualified representative of the Independent Engineer and as such is authorized to execute this Certificate on behalf of the Independent Engineer.

Very truly yours,

Lummus Consultants International, Inc.

The undersigned acknowledges that OPIC will rely on the certifications given herein.

Signed: …………………………

Name: John Senner

Title: Director

Distribution:	Original to:	Duplicate to:
	Overseas Private Investment Corporation 1100 New York Avenue, N.W. Washington, D.C. 20527	Geotérmica Platanares, S.A. de C.V. Plaza Saavedra, Modulo #20 y 21 Bo. Mercedes, 1a Calle NE 3a Av NE Frente a Hotel VIP Copán Santa Rosa de Copán HONDURAS

51 Include for the True-Up Confirmation, to be included with respect to any Disbursement in an amount that, together with all then previous Disbursements made, would exceed $114,700,000.

52 This is the Plant Capacity certification, to be included with respect to the First Disbursement.

53 This is the True-Up Confirmation, to be included with respect to any Disbursement in an amount that, together with all then previous Disbursements made, would exceed $114,700,000.

Exhibit E - 3

[Annex 1

Noted or Exceptions Related to the True-Up Confirmation]54

[IE to include if applicable]

54 Include with respect to any Disbursement in an amount that, together with all then previous Disbursements made, would exceed $114,700,000.

Exhibit E - Annex 1 - 1

EXHIBIT F

[ON BORROWER LETTERHEAD]

Form of COMPLIANCE Certificate

[______], 20[__]’55

This Certificate is given pursuant to Section 6.05 of the Finance Agreement (OPIC No. 9000003553) dated as of [___], 2018 (the “Agreement”) between Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), and Overseas Private Investment Corporation (“OPIC”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

I, [__________], a Financial Officer of the Borrower, on behalf of the Borrower and not in my personal capacity, DO HEREBY CERTIFY that:

1.     I am familiar with the terms of the Agreement;

2.     I have made or caused to be made such examination or investigation as is necessary to enable me to express an informed opinion as to the matters set forth below;

3.     [Attached hereto as Annex 1 are the unaudited Financial Statements of the Borrower for the fiscal quarter ending on [_____] pursuant to Section 6.05(a) of the Agreement, all of which are true and complete;]56

4.     Attached hereto as Annex 2 is a copy of the report required under Section 6.05(c) of the Agreement setting forth in reasonable detail all transactions between the Borrower, on the one hand, and any of the Shareholders or any Affiliate of any such Shareholder, on the other hand, and such report is true and complete;

5.     My review of the unaudited Financial Statements of the Borrower attached hereto [has not disclosed the existence of any Default or Event of Default][has disclosed the existence of the following Defaults or Events of Default relating to [________],57 for the period of [______],58 which [have been][are proposed to be resolved] as follows:

[_____].]59

6.     Attached hereto as Annex 3 are the calculations demonstrating in reasonable detail the Borrower’s compliance with the financial ratios set forth in Section 6.10 of the Agreement and the basis for such calculations.

55 Must be delivered together with the Borrower’s unaudited Financial Statements as set forth in Section 6.05(a) of the Agreement.

56 Include for first three fiscal quarters of each Fiscal Year.

57 Describe nature of default.

58 Insert period of existence.

59 Insert Description of Action the Borrower has Taken or Proposes to Take with Respect to any such Default or Event of Default.

Exhibit F - 1

WITNESS my hand on the date first written above.

By: __________________________

Name: _______________________

Title: Financial Officer

Exhibit F - 2

[Annex 1

[Attach Financial Statements]]60

60 Include for first three fiscal quarters of each Fiscal Year.

Exhibit F - Annex 1 - 1

Annex 2

[Attach Related Party Transactions Report under 6.05(c)]

Exhibit F - Annex 2 - 1

Annex 3

[Insert calculations of financial ratios under Section 6.10]

Exhibit F - Annex 3 - 1

EXHIBIT G

Form of FINAL DISBURSEMENT Certificate

[ON BORROWER LETTERHEAD]

[______], 20[__]

Reference is made to (a) the Finance Agreement (OPIC No. 9000003553) dated as of [___], 2018 (the “Agreement”) between Geotérmica Platanares, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Honduras (the “Borrower”), and Overseas Private Investment Corporation (“OPIC”) and (b) the Disbursement Request dated [_____] pursuant to which the Borrower requested the final Disbursement in the amount of $[____] on [_______]61. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 6.05(g) of the Agreement, I, [__________], the [________]62 of the Borrower, on behalf of the Borrower and not in my personal capacity, DO HEREBY CERTIFY that (a) attached hereto as Annex 1 is a true and complete schedule setting forth the Project Costs to which the proceeds of the final Disbursement were applied, including each evidence for such costs, indicating the amount paid, payment date, and services performed and/or goods delivered, and evidence of such payment [instructions] in the form of [wire transfers][delivery receipt][customs declaration][copies of cancelled checks or cashier’s checks][a flow of funds memorandum], and (b) the application of such proceeds is consistent with the use of proceeds described in the Disbursement Request for such Disbursement.

WITNESS my hand on the date first written above.

GEOTÉRMICA PLATANARES, S.A. DE C.V.

By:

Name:

Its:

61 Insert Closing Date.

62 Title of Authorized Officer.

Exhibit G - 1

Annex 1

Application of Final Disbursement

[___________________]63

Attached hereto, with respect to each item listed in the schedule above, is the corresponding [written contract][confirmed purchase order][invoice][other evidence] for such costs, indicating the amount paid, due date, and services performed and/or goods delivered, and evidence of such payment in the form of [wire transfers][delivery receipt][customs declaration][copies of cancelled checks or cashier’s checks][other evidence].

63 Insert schedule of Project Costs to which proceeds of final Disbursement were applied.

Exhibit G - Annex 1 - 1

EXHIBIT H-1

[PAPEL MEMBRETADO GEOPLATANARES]

Form of Written Notice to SERNA

Tegucigalpa, M.D.C., [____] de [_____] de 2018

Señores

Secretaría de Estado en el Despacho de Energía, Recursos Naturales, Ambiente y Minas (“MI AMBIENTE”)

Presente.

Atención: [_____]

Asunto: Notificación de cesión en garantía de los derechos derivados del Contrato de Operación para la Generación, Transmisión y Comercialización de Energía Eléctrica suscrito entre la Secretaría de Recursos Naturales y Ambiente y la empresa “Geotérmica Platanares, S.A. de C.V.”

Estimados Señores:

Hacemos referencia al Contrato de Operación para la Generación, Transmisión y Comercialización de Energía Eléctrica de fecha 06 de Enero de 2009 (en adelante denominado, el “Contrato de Operación”) firmado entre la sociedad GEOTÉRMICA PLATANARES, S.A. DE C.V. (en adelante denominada, la “Empresa”) y la Secretaría de Estado en los Despachos de Recursos Naturales y Ambiente (SERNA), ahora denominada Secretaría de Estado en los Despachos de Energía, Recursos Naturales, Ambiente y Minas (en adelante “MI AMBIENTE”), aprobado por el Congreso Nacional a través de Decreto Legislativo número 197-2012 de fecha 18 de Diciembre de 2012, publicado en el Diario Oficial La Gaceta de fecha 31 de Enero de 2013.

Exhibit H-1 - 1

En virtud del Contrato de Operación, MI AMBIENTE autoriza a la Empresa para operar el Proyecto denominado Central Geotérmica Platanares, en el Municipio de La Unión, Departamento de Copán, destinado al servicio público de electricidad cuyas instalaciones tendrán una capacidad instalada nominal de 35,000 kW y la generación promedio de 297,400,000 kWh/año (el “Proyecto”). En fecha 03 de Junio de 2010, la Empresa firmó el Contrato de Suministro de Potencia y Energía Eléctrica No. 086-2010 con la Empresa Nacional de Energía Eléctrica (“ENEE”), aprobado por el Congreso Nacional a través de Decreto Legislativo número 159-2010 de fecha 09 de Septiembre de 2010, publicado en el Diario Oficial La Gaceta de fecha 31 de Diciembre de 2010.

A fin de obtener el financiamiento necesario para la construcción, desarrollo y operación del Proyecto, la Empresa [(ha suscrito en fecha [_____]) / (suscribirá)64] un contrato de crédito con OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC) (la “Institución Financista”), así como otros documentos relacionados, auxiliares y complementarios de los mismos (colectivamente, los “Documentos de Financiamiento”).

Como parte de dichos Documentos de Financiamiento, la Empresa suscribirá un contrato de fideicomiso de administración y garantía con Banco del País, S.A. (el “Fiduciario”) en beneficio de la Institución Financista, en virtud del cual la Empresa cederá en garantía todos los derechos y activos derivados del Contrato de Operación, y los derechos derivados de los demás contratos, permisos, autorizaciones y licencias que sean necesarios para la operación del Proyecto.

En consecuencia, por medio del presente documento y en base a lo señalado en la Cláusula SEGUNDA del Contrato de Operación (Vigencia, Duración, Renovación o Prórroga, Cesión) que cita: “…La Empresa Generadora puede otorgar en garantía a las Partes Financistas de la Planta todo o parte de este Contrato con la sola notificación a la Secretaría de tal acto.”, la Empresa formalmente notifica a MI AMBIENTE (antes denominada SERNA) de la cesión en garantía a ser realizada a favor del Fiduciario en beneficio de la Institución Financista tal y como se señala en el párrafo que antecede.

64 Dependerá su respectivo uso si la notificación se hace antes de firmar el contrato de préstamo o después de firmar el contrato de préstamo, ambos casos antes de la firma del Fideicomiso de Administración y Garantía.

Exhibit H-1 - 2

Se acompaña a la presente carta el proyecto de Acuerdo Directo que solicitamos sea suscrito por MI AMBIENTE para dar cumplimiento a la relacionada disposición SEGUNDA del Contrato de Operación y como parte de las condiciones pactadas con la entidad Financista del proyecto.

La presente carta es emitida a petición de la Empresa y la Institución Financista para dar fiel cumplimiento a lo requerido en el Contrato de Operación, este día [____] del mes de [___] de dos mil dieciocho (2018).

MI AMBIENTE a través de la recepción de ésta carta reconoce haber sido debidamente notificada de la mencionada cesión y se da por enterada de la misma.

Por la EMPRESA:

P.p.: ________________________________

Por MI AMBIENTE:

Recibido y Conforme:

P.p.:_________________________________

Exhibit H-1 - 3

EXHIBIT H-2

Form of Written Notice to MINOSA

[__________], 20[__]

[__________]
[__________]
[__________]
[__________]65

RE: Notice of Collateral Assignment of Cooperation Agreement

Dear [__________]:

Reference is made to (a) that certain Cooperation Agreement, dated as of [___], 2018 (the “Cooperation Agreement”) between Geotérmica Platanares, S.A. de C.V., a Honduran sociedad anónima de capital variable (“GeoPlatanares”) and Minerales de Occidente S.A. de C.V., a Honduran sociedad anónima de capital variable (“Minosa”) and (b) that certain Electric Energy Supply Contract, dated as of May 5, 2007 (the “PPA”) between GeoPlatanares and Minosa. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Cooperation Agreement and the PPA, as applicable.

GeoPlatanares entered into a Finance Agreement, dated as of [____], 2018, with the Overseas Private Investment Corporation (“OPIC”), as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof (the “Finance Agreement”), in order to obtain debt financing for the Geothermal Project.

As security for GeoPlatanares’s obligations under the Finance Agreement and the other documents and agreements related thereto, GeoPlatanares, OrPower 19, Inc., and Banco del País, S.A., as trustee, (the “Trustee”), entered into that certain Amended and Restated Administration and Guarantee Trust Agreement (the Contrato de Fideicomiso de Administración y Garantía Enmendado y Reexpresado), dated as of [__________], 20[__], as amended, amended and restated, supplemented or otherwise modified from time to time (the “Administration and Guaranty Trust Agreement”) and the other documents and agreements related thereto, under which GeoPlatanares has assigned its rights and benefits under and pursuant to each of the Cooperation Agreement and the PPA, to the Trustee.

Section 11.5(b) of the Cooperation Agreement provides that GeoPlatanares may collaterally assign its rights under the Cooperation Agreement to a Financing Party or its agent, representative or nominee.

Clause XXVI of the PPA provides that GeoPlatanares may collaterally assign its rights under the PPA to any Financier with the exception of a public entity. For purposes of the PPA, OPIC is a Financier and is not a public entity.

At the request of OPIC, this letter provides notice to Minosa of our collateral assignment of our rights and benefits under and pursuant to the Cooperation Agreement and the PPA to the Trustee, effective as of the date of execution of the Administration and Guaranty Trust Agreement.

65 Insert contact information for Minosa.

Exhibit H-2 - 1

In addition, all amounts payable to GeoPlatanares under and in connection with the Cooperation Agreement and the PPA shall be made directly to the [__________]66 maintained under the [Administration and Guaranty Trust Agreement] by wire transfer as follows:

[__________]
[__________]
[__________]
[__________]
[__________]67

or as otherwise specified by the Trustee in a written notice to GeoPlatanares, Minosa and OPIC.

If you have any questions regarding the collateral assignment described herein, please feel free to contact [Elio Orozco] at [504-2662-1066] or [eorozco@ormat.com].

[Signature page follows]

66 Insert applicable account name.

67 Insert wire transfer information.

Exhibit H-2 - 2

GEOTÉRMICA PLATANARES, S.A. DE C.V.

By:
Name:
Title:

Exhibit H-2 - 3

EXHIBIT I

Form of SERNA DIRECT AGREEMENT

[PAPELERÍA DE SERNA]

[*fecha*]

OVERSEAS PRIVATE INVESTMENT CORPORATION

Asunto: Contrato de Operación para la Generación, Transmisión y Comercialización de Energía Eléctrica entre SERNA y GEOPLATANARES.

Estimados Señores:

Hacemos referencia al Contrato de Operación para la Generación, Transmisión, y Comercialización de Energía Eléctrica entre la Secretaría de Estado en los Despachos de Energía, Recursos Naturales, Ambiente y Minas ("SERNA") y la sociedad Geotérmica Platanares, S.A. de C.V. ("GEOPLATANARES") de fecha 6 de enero de 2009 (el "Contrato de Operación"), aprobado por el Congreso Nacional a través de Decreto Legislativo 197-2012, publicado en el Diario Oficial La Gaceta en fecha 31 de enero de 2013. Todos los términos en mayúsculas utilizados en esta carta tendrán el significado asignado a los mismos en el Contrato de Operación, a menos que se definan expresamente de manera diferente en esta carta.

GEOPLATANARES es la sociedad promotora del Proyecto "PLATANARES"" (el "Proyecto") el cual consiste en la construcción, desarrollo y operación de una planta de generación de energía geotérmica con una capacidad instalada nominal de treinta y cinco megavatios (35 MW) situada en el sitio conocido como Platanares, Municipio de La Unión, Departamento de Copán, en la República de Honduras.

En virtud del Contrato de Operación, SERNA otorga el derecho a GEOPLATANARES de investigar, estudiar, desarrollar, construir, poseer, operar y mantener cualquier instalación requerida para producir y transmitir la energía eléctrica que genere la Planta. En fecha de 3 de junio de 2010, GEOPLATANARES firmó el Contrato de Suministro de Potencia y su Energía Asociada entre la

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Empresa Nacional de Energía Eléctrica ("ENEE") (Contrato No. 086-2010), aprobado por el Congreso Nacional de la República de Honduras a través del Decreto Legislativo 159-2010 y publicado en el Diario Oficial La Gaceta en fecha 31 de diciembre de 2010 (en adelante denominado, el "PPA") para la venta de energía eléctrica que GEOPLATANARES genere. Dicho PPA fue enmendado por la denominada Primera Enmienda con fecha 30 de agosto de 2013 y enmendada posteriormente por la llamada Segunda Enmienda de fecha 26 de octubre de 2015.

A fin de obtener el financiamiento necesario para la construcción, desarrollo y operación del Proyecto, GEOPLATANARES [suscribirá/suscribió] un contrato de financiación (el "Contrato de Financiación") con Overseas Private Investment Corporation, una agencia de los Estados Unidos de América (el "Financista") y otros documentos relacionados, complementarios y suplementarios (colectivamente, los "Documentos de Financiación").

Como parte de los Documentos de Financiación, GEOPLATANARES suscribirá un Contrato de Fideicomiso de Garantía y Administración Enmendado y Restablecido (el "Contrato de Fideicomiso") a favor de una institución bancaria del Sistema Financiero de Honduras debidamente calificada y autorizada como Fiduciario (el "Fiduciario"), en beneficio de OPIC, en virtud del cual GEOPLATANARES cede en garantía todos los derechos y activos relacionados con el Proyecto, incluyendo las Instalaciones, y los derechos que tiene en virtud del PPA, el Contrato de Operación y demás derechos derivados de los contratos, permisos, autorizaciones y licencias que sean necesarios para la operación del Proyecto.

OPIC comunicará a SERNA el nombramiento y la contratación del Fiduciario bajo el Contrato de Fideicomiso, mediante notificación, entregada en la dirección de SERNA señalada en la Cláusula Décima Tercera (*Notificaciones*) del Contrato de Operación, que incluirá la dirección del Fiduciario para efectos de los avisos o notificaciones previstas en el numeral cuatro de esta carta.

Por la presente carta, SERNA acuerda los siguientes términos y condiciones:

1. SERNA reconoce y acepta que por virtud de la suscripción del Contrato de Operación, GEOPLATANARES está autorizada a realizar por medio de la Planta descrita en el Anexo 1 del Contrato de Operación *(Sitio y Descripción de la Planta del Proyecto Geotérmico Platanares")*, la actividad de generación, transmisión, y comercialización de energía eléctrica destinada al servicio público de electricidad y una vez llenados los requisitos técnicos la interconexión al SIN. Consecuentemente GEOPLATANARES tiene el derecho exclusivo y preferente de poseer, operar, y mantener la Planta, así como desarrollar, construir, poseer, operar y mantener cualquier facilidad que le permite producir energía eléctrica en los términos del Contrato de Operación.

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2. SERNA declara conocer que, de conformidad a lo establecido en la Cláusula Segunda *(Vigencia, Duración, Renovación, o Prórroga, Cesión)* del Contrato de Operación, GEOPLATANARES suscribirá los Documentos de Financiación con OPIC. En consecuencia, SERNA acepta, reconoce y **se da por notificada** de que:

A) OPIC es la entidad financiera que proveerá los fondos para el desarrollo del Proyecto;

B) La emisión de esta carta por parte de SERNA es un requisito previo para el desembolso de cualquier monto bajo el Contrato de Financiación.

C) De conformidad con la referida Cláusula Segunda del Contrato de Operación, GEOPLATANARES tiene el derecho de otorgar en garantía al Financista, todo o parte del Contrato de Operación con la sola notificación de tal acto a SERNA; consecuentemente GEOPLATANARES puede proceder con la cesión en garantía al Fiduciario en beneficio de OPIC como Financista, de los beneficios y derechos concedidos por SERNA bajo el Contrato de Operación (en adelante la "Cesión"), y SERNA se da por notificada de dicha cesión en garantía.

3. Que conforme a lo dispuesto en la Cláusula Cuarta *(Terminación Anticipada y Caducidad)* y la Cláusula Décima Tercera *(Notificaciones)* del Contrato de Operación, en el evento de que se produzca un caso de incumplimiento por parte de GEOPLATANARES bajo el Contrato de Operación (el "Incumplimiento"), SERNA tiene la obligación de enviar un aviso de incumplimiento por escrito (el "Aviso de Incumplimiento") a GEOPLATANARES, con copia a las siguientes personas (las "Personas Notificadas"):

1. Financista

Estados Unidos de América

2. Fiduciario:

A la dirección a ser notificada por el Fiduciario a SERNA.

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3. <u>Otras Personas</u>

Cualquier otra persona previamente informada a SERNA por el Fiduciario.

Dicho Aviso de Incumplimiento deberá dar una descripción detallada del Incumplimiento y otorgando un plazo razonable a GEOPLATANARES para que subsane dicho Incumplimiento, plazo que deberá ser de un mínimo de 6 meses a partir del recibo del Aviso de Incumplimiento. La subsanación del Incumplimiento deberá ser realizada por GEOPLATANARES, sin embargo el Financista podrá subsanarlo, sin perjuicio de las acciones que el Financista pueda ejercer en contra de GEOPLATANARES por dicha actuación. Si cumplido el plazo indicado por SERNA, GEOPLATANARES continúa en Incumplimiento, SERNA podrá proceder con la terminación anticipada del Contrato de Operación a menos que el Incumplimiento no sea materialmente sustancial, o que GEOPLATANARES o, en su caso, el Financista se encuentre diligentemente intentando subsanar dicho Incumplimiento.

4. Que en el caso que se produzca un caso de incumplimiento de GEOPLATANARES bajo los Documentos de Financiación, el Financista informará por escrito a SERNA de dicho incumplimiento. En caso de incumplimiento de GEOPLATANARES bajo los Documentos de Financiación, SERNA reconoce y acepta que:

A) El Financista o el Fiduciario podrán ceder, previa autorización de SERNA (que no podrá ser denegada sin causa justificada), en todo o en parte los derechos y obligaciones del Contrato de Operación a favor de una tercera persona seleccionada por el Financista que cumpla con los requisitos de capacidad técnica, legal y financiera; no obstante, (i) la previa autorización de SERNA no podrá ser denegada en tanto dicha tercera persona por lo menos cumpla con las características económicas y operativas de GEOPLATANARES a la fecha de esta carta; y (ii) la previa autorización no será necesaria si dicho incumplimiento es el resultado de un incumplimiento por parte de SERNA bajo el Contrato de Operación. Dicha tercera persona quedará subrogada en todos los derechos y obligaciones de GEOPLATANARES bajo el Contrato de Operación.

B) El Financista, por la naturaleza misma de la garantía constituida a su favor, podrá ejercer los derechos que ostenta en virtud del Contrato de Fideicomiso sobre los activos del Proyecto, incluyendo las Instalaciones. Bajo ninguna circunstancia el Financista será responsable por cualquier daño ocasionado por GEOPLATANARES bajo el Contrato de Operación.

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5. En caso de que SERNA ejerza su derecho de compra del Proyecto de acuerdo con lo dispuesto en la Cláusula Séptima *(Obligaciones de las Partes en Caso de Terminación del Contrato)* y Cláusula Décima Tercera *(Notificaciones)* del Contrato de Operación, y para ese momento todavía existan obligaciones de GEOPLATANARES para con el Financista derivadas de los Documentos de Financiación, el Financista tendrá derecho a recibir de SERNA y por intermedio del Fiduciario, el pago del valor de mercado de los activos del Proyecto determinado de común acuerdo entre las partes; consecuentemente y en consideración a la Cesión, SERNA se obliga a determinar el valor de mercado de los activos del Proyecto con el Fiduciario o el Financista para lo cual las partes contratarán una firma especializada para definir dicho valor de mercado; en caso de que las partes no logren ponerse de acuerdo en la selección de dicha firma, cada parte propondrá una firma especializada y se seleccionará a aquella que reuniendo las condiciones requeridas ofrezca un costo menor por los servicios de valuación. En ningún caso, y bajo ninguna circunstancia, el Fiduciario o el Financista asumirá obligación alguna frente a SERNA o cualquier otra persona natural o jurídica como consecuencia de la Cesión excepto cuando por incumplimiento de GEOPLATANARES bajo los Documentos de Financiación el Fiduciario o el Financista (o el Fiduciario en beneficio del Financista) tome posesión del Proyecto por ejecución de los derechos del Financista bajo el Contrato de Fideicomiso y, aun así, si el Financista toma posesión de las acciones de GEOPLATANARES (y no directamente el control del Proyecto), será GEOPLATANARES (y no el Financista) que continuará con obligaciones frente a SERNA.

6. Cualquier acto u omisión por parte del Estado de Honduras, sea del sector centralizado o descentralizado, incluyéndose pero no limitándose a ENEE y la Secretaría de Finanzas (SEFIN), que cause a GEOPLATANARES a incumplir las obligaciones bajo el Contrato de Operación, será considerado como Fuerza Mayor de conformidad al mismo.- SERNA no terminará el Contrato de Operación por causa de Fuerza Mayor de conformidad con Cláusula Cuarta *(Terminación Anticipada y Caducidad)* del Contrato de Operación, a menos que dicha Fuerza Mayor persista por un plazo continuo de trescientos sesenta (360) días consecutivos.

7. En el caso que SERNA intervenga al Proyecto de conformidad a la Cláusula Tercera *(Causas de Intervención por el Estado)* del Contrato de Operación, SERNA deberá cumplir con las Prácticas Prudentes de Servicio Eléctrico e indemnizará a GEOPLATANARES (o a sus sucesores) por cualquier daño causado durante dicha intervención.

8. La interpretación, entendimiento, o aplicación de lo dispuesto en esta carta se regirá por lo dispuesto en las leyes aplicables de la República de Honduras. En caso de producirse cualquier disputa en relación con la interpretación, entendimiento, o aplicación de esta carta, las partes acuerdan someterla al procedimiento de arbitraje establecido en la Ley de Conciliación y Arbitraje, contenida en el Decreto

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Legislativo 161-2000 de fecha 17 de octubre de 2000, y publicada La Gaceta el 14 de febrero de 2001. El Tribunal de Arbitraje será integrado por tres (3) árbitros designados uno por SERNA, uno por OPIC, y el tercero será un árbitro nombrado de mutuo acuerdo entre los otros dos árbitros o, en el caso de no haber mutuo acuerdo entre los dos árbitros, será nombrado de conformidad con lo dispuesto en la Ley de Conciliación y Arbitraje, Decreto Legislativo 161-2000. El proceso de arbitraje se llevará a cabo en el Centro de Conciliación y Arbitraje de la Cámara de Comercio e Industria de Tegucigalpa, M.D.C., Honduras.

9. La presente carta constituye un acuerdo contractual vinculado al Contrato de Operación que lo complementa, aclara, y desarrolla términos y condiciones del mismo que todas las partes suscribientes consideran determinantes para la ejecución e interpretación de los derechos y obligaciones contenidos en el Contrato de Operación.

10. La emisión de la presente carta y el cumplimiento de las obligaciones aquí previstas han sido debidamente autorizadas por SERNA. La persona que firma la presente carta está debidamente autorizada para firmar la misma en representación de SERNA.

Esta carta se emite a petición de GEOPLATANARES en tres ejemplares originales en la fecha antes indicada.

P.p.: ______________________________

RECIBIDO Y CONFORME:

OVERSEAS PRIVATE INVESTMENT CORPORATION

P.p.: ______________________________

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